--------------------------------------------------------------------------------


June 30, 1997






Changing Needs. Personal Choices.


                      S E M I - A N N U A L  R E P O R T

                            [ARTWORK APPEARS HERE]

                                             [LOGO OF JOHN HANCOCK APPEARS HERE]

                                             [LOGO OF JOHN HANCOCK FUNDS
                                              APPEARS HERE]

                                             [LOGO OF INDEPENDENCE INVESTMENT
                                               ASSOCIATES, INC. APPEARS HERE]

                                             [LOGO OF BRINSON PARTNERS, INC.
                                              APPEARS HERE]

                                             [LOGO OF INVESCO(R) APPEARS HERE]

                                             [LOGO OF JP MORGAN APPEARS HERE]

                                             [LOGO OF JANUS APPEARS HERE]

                                             [LOGO OF NEUBERGER & BERMAN,
                                              L.L.C. APPEARS HERE]

                                             [LOGO OF STATE STREET GLOBAL
                                              ADVISORS APPEARS HERE]

                                             [LOGO OF T. ROWE PRICE APPEARS
                                              HERE]


                                             VARIABLE SERIES TRUST


                         INSURANCE FOR THE UNEXPECTED.

                     INVESTMENTS FOR THE OPPORTUNITIES./SM/


                                             [LOGO OF JOHN HANCOCK APPEARS HERE]




--------------------------------------------------------------------------------

Dear Variable Contract Owner:

Over the course of the past year, both the
domestic economy and equity markets have been        [PICTURE OF THOMAS J. LEE,
moving in a generally positive direction as              PRESIDENT AND VICE
measured by key economic indicators and broad-         CHAIRMAN APPEARS HERE]
based market indices. International markets have also been generally positive, though emerging markets have shown a more robust rate of growth.
However, these positive returns have not come without volatility.

To quote an old English proverb, "A man who cannot abide a bad market deserves not a good one." For most people, enduring the ebbs and flows of the market requires a sound investment strategy that involves asset allocation linked to time horizon and risk tolerance.

At John Hancock, we employ sound strategies of our own. In recent years, we have been pursuing several innovative business initiatives. These initiatives involve expanding John Hancock's retail marketing efforts through traditional and alternative distribution channels while building on two of the company's core competencies -- insurance and investments.

Established 135 years ago, John Hancock is widely recognized as one of the nation's leading providers of variable life insurance and annuity products. More recently, the company has established a solid infrastructure and growing reputation in the investment industry. John Hancock and its subsidiaries offer a wide variety of fixed-income, equity, and international investments, with more than $100 billion in assets under management.

As the primary investment advisor for the Variable Series Trust, John Hancock has created an investment structure featuring 18 unique fund choices managed by leading retail and institutional money managers. Before selecting managers for each portfolio, John Hancock engaged in a careful screening process, identifying managers with demonstrated skill in delivering superior investment returns (relative to appropriate benchmarks), exercising investment discipline (sticking to the objective), and employing effective risk control. On behalf of our customers, John Hancock monitors the performance and compliance of each portfolio to ensure that these investments live up to expectations.

                                In the years to come, we hope to expand our
                                relationship with you when it comes to insurance
[PICTURE OF HENRY D. SHAW,      for the unexpected and investments for the
  CHAIRMAN APPEARS HERE]        opportunities. And so, while the investment
                                climate is ever-changing, one thing remains constant: John Hancock's commitment to delivering value through quality products and responsive service. As always, your John Hancock registered representative is available to personally assist you in these important matters.


Sincerely,

/s/ Henry D. Shaw           /s/ Thomas J. Lee


Henry D. Shaw               Thomas J. Lee

Chairman                    President and Vice Chairman

 ECONOMIC OVERVIEW: MID-YEAR REVIEW 1997
 JOHN HANCOCK ECONOMIC RESEARCH

After picking up speed to over 3% during 1996, the US economy was expected to slow in early 1997. Instead, the pace of growth accelerated to 6% in the first quarter before dropping back in the second. Even with a slower second half, consistent with consensus forecasts, growth for the year as a whole is likely to exceed 3% once again.

The long-run capacity of the economy is generally estimated to be increasing at 2-2.5% per year, and continued above-trend growth in 1997 has therefore reduced unused capacity--both capital and labor. In particular, the unemployment rate has declined from the already low 5.4% rate of 1996 to 5% by mid-1997. This was expected to raise inflationary pressures, which have historically followed whenever the unemployment rate fell below 5.5-6%. Instead, inflation actually declined in the first half of 1997.

With little inflation and job growth at a rate of 2-3 million net new jobs per year, it is not surprising that consumer confidence measures rose to new records during 1997. Despite high levels of consumer debt (and high rates of personal bankruptcy and defaults), the momentum of job growth, income growth and consumer spending has continued to sustain the expansion. This is already the third longest economic upswing in US history, and there are no obvious imbalances that would derail it before it sets the all-time record in the year 2000.

The Federal Reserve raised short-term rates in March, 1997, responding to excessive growth which it feared might spark inflation. Signs of moderation in the second quarter made additional increases unnecessary, spurring further advances in financial markets. The Fed, and most analysts, expect an economic slowdown, but are concerned that this may puncture the mood of optimism that supports current asset prices.

The combination of above-trend real growth, low unemployment and minimal inflation has seemed the best of all possible worlds for financial markets. Concern about the response of the Federal Reserve to falling unemployment caused some volatility early in 1997, but both long and short-term interest rates had reversed earlier increases by mid-year. Optimistic valuations in equity markets were thus supported by low interest rates and by rising corporate earnings, which were fuelled by declining interest costs, higher overseas earnings, and a drive for greater efficiency.

Among major US trading partners, Japan's growth was disappointing in early 1997, while Canada and western Europe started to recover from their weak performance in 1996. Mexico, rebounding from its recent crisis, grew faster than expected in 1996, and this trend is continuing so far in 1997.

Overall, growth in most of the developed world will continue to be slower than in the emerging markets of Asia and Latin America. These countries are growing two to three times faster than the US, and are now major players in the world economy. Despite recent currency volatility, more than twice as much of the world's economic growth is expected to take place in Asia as in all of North America during the next 5-10 years. A significant component of earnings at major US corporations is now coming from Asian operations, and this trend will undoubtedly continue.

                                                    INCEPTION: MARCH 29, 1986
 MONEY MARKET PORTFOLIO
 JOHN HANCOCK                                               PETER MITSOPOULOS
 After more than a year of holding the Fed Funds target rate steady, the Federal Reserve increased the rate 25 basis points to 5.50%. The initial reaction to this move was muted as money fund managers felt they could finally see a direction in Fed policy. Except for brief periods prior to the move, the short end of the yield curve (30 days to 90 days) remained relatively flat. With no evidence of a possible decrease in the Fed Funds rate and only speculation of when an increase would next occur, it clearly made no sense to extend maturities without a corresponding pickup in yield. The Portfolio's average maturity was virtually unchanged at 37 days at the end of March versus 36 days at the end of December.
 As the second quarter began (and the Fed's next meeting scheduled for May), bearish sentiment surfaced almost immediately and the money market curve steepened. The interest rate spread between 30 day and 90 day investments widened and reached a high of around 13 basis points by the end of April. We began extending maturities in April, picking up yield as the curve steepened. By the end of the quarter the Portfolio had reached an average maturity of 46 days.
 Except for the persistently low unemployment rate and tight labor markets, economic indicators were not exhibiting the signs of inflation critical for what was a widely expected further tightening at the May meeting. The May meeting passed with no action. And, with no meeting scheduled in June, investor sentiment reversed direction and the yield curve flattened to a near zero spread by the end of the quarter.

                             [GRAPH APPEARS HERE]

                         Historical Portifolio Return


                                     Money Market
              Value                   Portfolio
              -----                   ---------
              6/30/87                  10,058.2
              6/30/89                 11,715.17
              6/30/91                 13,658.25
              6/30/93                 14,759.84
              6/30/95                 16,034.56
              6/30/97                 17,825.38

Top Ten Holdings (June 30,1997)
--------------------------------------------------------------------------------

                                   % of          six months ago
                                Investments     % of Investments
MBNA America Bank N.A.             5.0%               2.8%
Sanwa Business Credit Corp.        4.9%               2.3%
Goldman Sachs Group LP             4.9%               1.1%
Coca-Cola Co.                      4.7%               3.3%
Falcon Asset Securitization        4.7%               4.4%
Lehman Brothers Holders, Inc.      4.7%               4.2%
National Bank of Canada            4.5%               4.2%
BT Bank of Canada                  4.5%               N/A
B.A.T. Capital Corp.               4.5%               N/A
PHH Group, Inc.                    4.5%               5.1%

Average Annual Total Returns*
--------------------------------------------------------------------------------

                                   Money Market        MorningStar
                                    Portfolio          Peer Group+
                                   ------------        -----------
Year to Date**                        2.62%               1.98%
 1 Year                               5.40%               5.20%
 5 Years                              4.50%               4.16%
10 Years                              5.89%               4.67%

Top Five Industries (as of June 30, 1997)
--------------------------------------------------------------------------------

                                      % of              six months ago
                                   Investments          % of Investments
Financial Services                    45.2%                  63.4%
Foreign                               18.1%                   9.9%
Food, Beverage and Tobacco            11.9%                   6.3%
Banks and Finance                      7.8%                   6.2%
Automotive and Rubber                  7.8%                   3.2%

   The Money Portfolio is neither insured nor guaranteed by the U.S. Government there in no guarentee the fund will be able to maintain a stable net asset value of $10.00/share.
 * Total returns are for the period ending June 30, 1997. Returns represent past past performance, assume reinvestment of all distributions, and are not indicative of future performance.
   The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable seperate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
** Total Returns for a period less than a year are not annualized.
 + Source: Morningstar, Inc. Data as of 6/30/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                       INCEPTION: MAY 1, 1994
 SHORT-TERM U.S. GOVERNMENT PORTFOLIO INDEPENDENCE INVESTMENT ASSOCIATES,
 INC.                                                              TOM SPICER
 During the second quarter, interest rates fell moderately, allowing the Portfolio to show a positive absolute performance. Year-to-date, the Short Term Government Portfolio has mirrored it's benchmark (the Merrill Lynch 1-5 Yr Government Index) with a net return of 2.62% versus 2.64%.
 Many investors grew increasingly weary of the rising equity markets and decided a correction was not far away, transferring assets into funds not unlike this one. The Portfolio was kept fully invested and inflows were used to rebalance the Portfolio as needed, minimizing transaction fees. The Portfolio's strategic over-exposure in the Agency sector has been a major contributor to performance. At quarter-end the fund had 65% in Agencies versus 18% for the benchmark. These securities are an excellent source of additional yield and also provide exposure to a sector which has historically outperformed the Treasury market on a total return basis. This over-weighting decision relates directly to our philosophy of seeking cheap, predictable cashflows. That is, we believe Agency paper offers incremental yield without much additional risk as to the certainty of payment and therefore an attractive risk/return relationship.
 Looking forward, we expect the interest rate environment to be more subdued and somewhat range-bound. The Fed will most likely be on hold for the coming months, closely watching the economic indicators as they are released. As far as portfolio strategy is concerned, we expect to maintain a relatively over-weighted position in the Agency sector and, given the conservative nature of the fund, overall interest rate risk will be kept to minimum.

                             [GRAPH APPEARS HERE]

                                Short-Term U.S.         Merrill Lynch 1-5 U.S.
                                Govt. Portfolio           Govt. Bond Index
6/30/94                            10,010.06                    10,033
6/30/95                            10,768.78                    10.908
6/30/96                            11,211.29                    11,474
6/30/97                            11,894.39                    12,245

Top Ten Holdings (as of June 30, 1997)
--------------------------------------------------------------------------------

                                        % of             six months ago
                                     investments        % of investments
U.S. Treasury                           34.7%                 37.9%
Federal National mortgage Assoc.        16.8%                 17.8%
Federal Home Loan Banks                 12.2%                 12.8%
Federal Farm Credit Banks               11.1%                 10.7%
Private Export Funding Co.               9.5%                  8.9%
Tennessee Valley Authority               6.5%                  N/A
State of Israel Agency for
  International Development              6.0%                  6.1%
Federal Home Loan Mortgage Corp.         3.2%                  3.3%

Average Annual Total Returns*
--------------------------------------------------------------------------------

                        Short-Term U.S.      Merrill Lynch 1-5     MorningStar
                       Gov't. Portfolio    U.S. Govt. Bond Index   Peer Group+
                       ----------------    ---------------------   -----------
Year to Date**               1.62%                  2.64%              3.37%
1 year                       6.09%                  6.73%              8.25%
3 Years                      5.91%                  6.87%              8.11%
Since Inception              5.63%                  6.61%               N/A

Top Industries (as of June 30, 1997)
--------------------------------------------------------------------------------

                                        % of             six months ago
                                     investments        % of investments
Government Agencies                     65.4%                 59.8%
U.S. Governmental                       34.7%                 37.9%

 * Total returns are for the period ending June 30, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

** Total Returns for a period less than a year are not annualized.

 + Source: MorningStar, Inc. Data as of 6/30/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                    INCEPTION: MARCH 29, 1986
 SOVEREIGN BOND PORTFOLIO JOHN HANCOCK ADVISERS, INC.                  JIM HO
 For the six months ended June 30, 1997, Sovereign Bond Portfolio returned 3.62% versus 2.74% for the Lehman Brothers Government/Corporate Bond Index. During this period, interest rates vacillated within a modest trading range, while corporate bond spreads narrowed and widened several times relative to Treasuries.
 No major changes were made to affect duration, though the Portfolio took advantage of the spread widening to add to positions in Yankee and emerging market credits. As investor confidence returned, rates declined and spreads compressed again, improving Portfolio results via price appreciation.
 Investment in Project Finance Notes also contributed to the Portfolio's performance, as these issues were purchased at extremely attractive yields, due in part to their newness and perceived credit complexity. Spreads tightened promptly as market participants later identified their inherent value, particularly as good quality, higher yielding paper remained in demand. Also, the Portfolio's holdings of Owens Illinois 11s and Stone Consolidated 10 1/4s, purchased at spreads of 250 basis points over Treasuries, were tendered during the second quarter at 50 basis points over Treasuries, resulting in handsome gains.
 Looking ahead, we remain optimistic regarding on the bond market over the long term. Though our strategy is not top down driven, we believe a short run risk to the bond market entails additional proactive tightening by the Fed before year-end to slow continued strong demand growth in the economy to a non-inflationary pace. Therefore, we are likely to maintain a slightly shorter duration versus the Index, and be inclined to sell Treasuries to selectively add to late cyclical corporate credits (paper, media, cable) which have performed well during the latter stages of an economic cycle.

                             [GRAPH APPEARS HERE]

                                Sovereign Bond       Lehman Brothers Govt./Corp.
                                  Portfolio                 Bond Index
6/30/87                           10,079.32                   10,000
6/30/88                           10,872.32                   10,748
6/30/89                           12,136.74                   12,076
6/30/90                           12,884.50                   12,935
6/30/91                           14,287.32                   14,257
6/30/92                           16,243.05                   16,278
6/30/93                           18,264.21                   18,419
6/30/94                           18,178.88                   18,150
6/30/95                           20,629.37                   20,467
6/30/96                           21,651.41                   21,420
6/30/97                           23,705.56                   23,080

Top Ten Holdings (as of June 30, 1997)
--------------------------------------------------------------------------------

                                        % of            six months ago
                                    Investments        % of investments
U.S. Treasury                           19.8%                17.4%
Government National                      2.5%                 2.8%
  Mortgage Assoc.
UCFC Home Equity Loan                    2.2%                 1.6%
Federal Home Loan                        2.2%                 2.1%
  Mortgage Corp.
Hydro-Quebec                             1.9%                 1.8%
American Express Credit Corp.            1.9%                 1.8%
Commercial Credit Group, Inc.            1.8%                 1.7%
Texaco Capital, Inc.                     1.7%                 1.6%
Michigan Consolidated Gas Co.            1.5%                 1.4%
Texas New Mexico Power co.               1.2%                 1.5%

Average Annual Total Returns*
--------------------------------------------------------------------------------

                        Sovereign Bond   Lehman Brothers Govt./   MorningStar
                           Portfolio       Corp. Bond Index       Peer Group+
                        --------------   ----------------------   -----------
Year to Date**               3.62%               2.74%               2.54%
 1 Year                      9.49%               7.75%               8.59%
 5 Years                     7.85%               7.23%               6.61%
10 Years                     8.93%               8.72%               6.50%

Portfolio Composition (as of June 30, 1997)
--------------------------------------------------------------------------------

Credit Quality                          Duration
--------------                          --------
Treasury/Agency   24.0%                 (Less than) 1 Year              12.0%
AAA               18.2%                 1-4 Years                       32.5%
AA                10.0%                 4-8 Years                       33.3%
A                 18.0%                 (Greater than) 8 Years          22.2%
Baa               12.4%
Other             17.4%

 * Total returns are for the period ending June 30, 1997, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

** Total Returns for a period less than a year are not annualized.

 + Source: MorningStar, Inc. Data as of 6/30/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                       INCEPTION: MAY 1, 1996
 STRATEGIC BOND PORTFOLIO J.P. MORGAN INVESTMENT MANAGEMENT, INC.       CHRIS
 DURBIN & LILI DUNG
 During the first half of 1997, the Portfolio was slightly underweight U.S. relative to the foreign markets due mainly to the outlook for U.S. interest rates. Although inflation in the U.S. remains well contained, we believe underlying economic strength may start upward inflationary pressure.
 Year-to-date, the Portfolio slightly lagged the index net of fees. Within the domestic portion, our investment philosophy of underweighting Treasuries to invest in the yield-advantaged corporates and mortgages as well as high yield and emerging markets securities contributed positively to performance. The Portfolio maintained a weighting close to the maximum exposure (10%) to high yield and emerging markets.
 Within the North American bloc, the short position in the U.S. was mostly offset by long positions in Canada and Australia. This positively impacted the Portfolio as these markets outperformed the U.S. during the first half of the year. Within Europe, the Portfolio favored the higher yielding markets of Sweden and the U.K. Within Japan, the Portfolio maintained an underweight position--which detracted from the Portfolio in the first quarter as Japan was the best performing major bond market and contributed in the second quarter as Japan shifted to be the worst performer.
 Looking forward, we expect to maintain a short position in the U.S., given the current level of interest rates and expectations for stronger growth. We continue to favor Canada but will watch this position carefully as the Bank of Canada has moved to a tightening stance. Within Europe, we continue to favor the higher-yielding markets and the U.K., as this country is more likely to meet all of the Maastricht economic criteria than Germany. Within Japan, we will continue to remain close to neutral as we do not anticipate a rise in official rates until we see stronger monetary conditions.

                             [GRAPH APPEARS HERE]


                          Historical Portfolio Return

                                Strategic Bond          Strategic Bond
                               Composite Index (A)        Portfolio
May 1996                             10,002                 9,983.20
Jun 1996                             10,123                10,068.31
Jul 1996                             10,162                10,102.86
Aug 1996                             10,183                10,111.98
Sep 1996                             10,370                10,297.03
Oct 1996                             10,586                10,489.94
Nov 1996                             10,775                10,674.48
Dec 1996                             10,703                10,671.49
Jan 1997                             10,762                10,722.54
Feb 1997                             10,799                10,754.51
Mar 1997                             10,695                10,634.45
Apr 1997                             10,844                10,760.52
May 1997                             10,936                10,870.77
Jun 1997                             11,080                11,020.78

Top Ten Holdings (as of June 30, 1997)
--------------------------------------------------------------------------------

$10,000
Investment made 5/1/96              % of                  six months ago
(Portfolio Inception Date)       investments             % of investments
Government National
  Mortgage Assoc.                   11.1%                       15.1%
Federal National Mortgage
  Assoc.                            10.8%                        7.6%
U.K. Treasury                        8.6%                        2.7%
Cs First Boston Mortgage
  Security Corp.                     4.2%                        N/A
Countrywide Home Loans               3.7%                        N/A
Government of Japan                  3.7%                        2.0%
Republic of Italy                    3.4%                        6.1%
Midland Bank plc                     3.1%                        4.1%
National Rural Utilities             3.1%                        4.1%
Nationwide Financial Services, Inc.  3.0%                        N/A

Average Annual Total Returns*
--------------------------------------------------------------------------------
                            Strategic Bond     Strategic Bond      MorningStar
                              Portfolio      Composite Index (A)   Peer Group+
                            --------------   -------------------   -----------
Year to Date**                   3.27%              3.52%              1.81%
1 Year                           9.46%              9.45%              8.27%
Since Inception                  8.68%              9.19%              N/A

Portfolio Composition (as of June 30, 1997)
--------------------------------------------------------------------------------
Credit Quality                         Duration
--------------                         --------
Treasury/Agency            23.3%       Less than 1 Year               12.9%
AAA                        33.0%       1-3 Years                      14.6%
AA                         12.6%       3-5 Years                      33.3%
A                          10.2%       5-10 Years                     35.7%
BBB                         4.3%       Greater than 10 Years           3.5%
Other                      16.6%

* Total returns are for the period ending June 30, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

    The performance of the portfolio on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

**  Total Returns for a period less than a year are not annualized.

(A) Strategic Bond Composite Index: 75% Lehman Brothers Aggregate Bond and 25% J.P. Morgan Non-US Government Bond Index, Hedged.

+ Source: MorningStar, Inc. Data as of 6/30/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                    INCEPTION: MARCH 29, 1986
 MANAGED PORTFOLIO INDEPENDENCE INVESTMENT ASSOCIATES, INC.   JOHN FORCELLI &
 TOM SPENCER
 Overall, the equity portion of the Portfolio generated about an 18.2% (gross return) for the first half of 1997. The fixed income portion increased about 2.6% (gross return) for the first half of 1997 which was in line with the benchmark fixed income portfolio. Net performance on the overall Managed Portfolio year-to-date is 8.90%, underperforming the benchmark.
 In 1997, the market rallied as investors realized that the economy was not overheating and the Federal Reserve was not likely to raise short term rates any time soon. Within the equity portfolio, healthcare stocks were among the best performing sectors in the portfolio with stocks such as Warner Lambert, HealthSouth and Johnson & Johnson performing particularly well. Financial stocks such as March & McLennan, Bank America and Cigna also did well. Selected technology stocks such as Computer Associates and Compaq Computer were also strong performers. The fixed income market appears ready to continue to rally over the coming months based on the benign inflation outlook. The bond portion of the Portfolio has an overweighting in corporates and mortgages. The quality of the fixed income securities is high with an overweighting in three to ten year maturities.
 We continue to believe that the economy in the U.S. will grow moderately for the balance of 1997 and into 1998. However, we continue to believe that the financial markets will remain volatile during the next six to twelve months and we believe that portfolio risk control in a slowing economy is of the utmost importance.


                          Historical Portfolio Return


                             [GRAPH APPEARS HERE]

      $10,000
Investment made 6/30/87        Managed Composite             Managed
   (10-Year Period)                  Index .                Portfolio
      6/30/87                       10,000                  10,038.45
      6/30/88                       10,125                  10,285.67
      6/30/89                       11,794                  12,029.45
      6/30/90                       13,198                  13,128.69
      6/30/91                       14,396                  14,539.31
      6/30/92                       16,411                  16,577.64
      6/30/93                       18,617                  18,657.33
      6/30/94                       18,611                  18,867.01
      6/30/95                       22,201                  21,939.74
      6/30/96                       25,520                  25,241.59

Value on 6/30/97:
-----------------
$29,368    Managed Portfolio
$30,798    Managed Composite Index .


Top Ten Holdings (as of June 30, 1997)
--------------------------------------------------------------------------------
                                                 % of          six months ago
                                              investments     % of investments
U.S. Treasury                                   17.7%              20.8%
Federal National
 Mortgage Assoc.                                 3.2%               4.4%
Government National
 Mortgage Assoc.                                 2.8%               3.0%
Philip Morris Cos. Inc.                          2.1%               1.5%
General Electric Co.                             1.8%               1.4%
Bankamerica Corp.                                1.5%               1.6%
IBM Corp.                                        1.3%               1.6%
Wells Fargo Capital I                            1.3%               N/A
Merck & Co., Inc.                                1.2%               0.8%
Hilton Hotels Corp.                              1.1%               0.1%


Average Annual Total Returns*
--------------------------------------------------------------------------------
                                 Managed     Managed Composite     MorningStar
                                Portfolio         Index .          Peer Group+
                                ---------    -----------------     -----------
Year to Date**                    8.90%           11.40%             11.47%
 1 Year                          16.35%           20.68%             21.78%
 5 Years                         12.12%           13.42%             11.41%
10 Years                         11.33%           11.91%              8.32%


Top Five Industries (as of June 30, 1997)
--------------------------------------------------------------------------------
                                                 % of          six months ago
                                              investments     % of investments
U.S. Governmental                               17.7%              20.8%
Financial Services                              10.7%               7.8%
Banks and Finance                               10.1%               8.8%
Health Products and Services                     7.4%               5.6%
Government Agencies                              5.9%               7.9%

 * Total returns are for the period ending June 30, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

** Total Returns for a period less than a year are not annualized.

 . Managed Composite Index: 50% S&P 500 and 50% Lehman Brothers Govt./Corp. Bond
   Index.

 + Source: MorningStar, Inc. Data as of 6/30/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                    INCEPTION: MARCH 29, 1986

 GROWTH & INCOME PORTFOLIOINDEPENDENCE INVESTMENT ASSOCIATES, INC.    PAUL F.
 MCMANUS

 The stock market resumed its powerful advance on the second quarter with a total return of 17.4%, delivering a first half gain of 20.5%. We have been in an ideal environment for stocks as the economy is growing steadily, inflation and interest rates are stable and companies are increasingly focused on shareholder value. The stock market returns over the past three years have been extraordinary, as the annualized return has been close to 30%. Given the narrow, concentrated advance by large capitalization stocks, the average manager is well behind the market.
 During the last three months, the "mega-cap" stocks continued to outperform so that for the first half of 1997 these 50 largest stocks within the S&P 500 returned 23.7% while the remaining 450 returned only 17.0%. Because these issues are trading at such relatively high P/E multiples, our valuation model, which focuses on owning stocks which are undervalued, has not found them attractive. This phenomenon, although cyclical, could persist. But, ultimately, we know that proper valuation forces will come back into play.
 At the end of June, the Portfolio owned 116 stocks and was fully invested with a cash position of 2.0%. The Portfolio maintains market-like risk characteristics and conforms to the benchmark guidelines specific to your Portfolio. The best performers in the Portfolio were Warner Lambert, Home Depot, and Marsh McLennan. Laggards included GTE as the telecommunications industry is going through deregulation and Electronic Data Systems, which had some disappointing earnings results. The Portfolio's P/E is well below the S&P 500's 20.6x multiple, another indicator that there are many attractively-valued stocks outside of the current market favorites. We would, as a matter of course, expect a 5-10% correction anytime, but if the current environment persists, financial market returns still look attractive.

                             [GRAPH APPEARS HERE]

                           Historical Portfolio Return

$10,000
Investment made 6/30/87
(10-Year Period)        S&P 500 Index         Growth & Income Portfolio
6/30/1987                  10,000                   10,027.45
6/30/1988                   9,310                    9,552.40
6/30/1989                  11,221                   11,598.02
6/30/1990                  13,061                   13,545.27
6/30/1991                  14,026                   15,090.02
6/30/1992                  15,915                   17,053.75
6/30/1993                  18,077                   19,567.77
6/30/1994                  18,319                   20,064.59
6/30/1995                  23,087                   24,419.73
6/30/1996                  29,101                   30,448.30
6/30/1997                  39,164                   38,960.46

Top Ten Holdings (as of June 30, 1997)
--------------------------------------------------------------------------------
                                     % of                six months ago
                                  Investments           % of investments
General Electric Co.                 3.8%                     3.3%
Bankamerica Corp.                    3.1%                     1.0%
Microsoft Corp.                      2.8%                     0.8%
Merck & Co., Inc.                    2.6%                     1.9%
E.I. Du Pont De Nemours & Co.        2.3%                     1.8%
Hewlett-Packard Co.                  2.2%                     1.1%
Johnson & Johnson                    2.2%                     2.0%
Home Depot, Inc.                     2.2%                     1.4%
Intel Corp.                          2.0%                     2.1%
United Technologies Corp.            2.0%                     1.8%

Average Annual Total Returns*
--------------------------------------------------------------------------------
                              Growth & Income        S&P 500      MorningStar
                                 Portfolio            Index       Peer Group+
                              ---------------        -------      -----------
Year to Date**                     16.74%             20.50%        16.61%
 1 Year                            27.96%             34.58%        29.62%
 5 Years                           17.97%             19.73%        14.38%
 10 Years                          14.54%             14.63%         9.32%

Top Five Industries (as of June 30, 1997)
--------------------------------------------------------------------------------
                                     % of             six months ago
                                 investments         % of investments
Health Products and Services        13.1%                 11.0%
Banks and Finance                    9.7%                  4.8%
Oils & Natural Gas Exploration
  & Production                       8.1%                 10.5%
Diversified Operations               7.1%                  3.0%
Insurance                            6.8%                  6.0%

* Total returns are for the period ending June 30, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

    The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

**  Total Returns for a period less than a year are not annualized.

+ Source: MorningStar, Inc. Data as of 6/30/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                       INCEPTION: MAY 1, 1996

 LARGE CAP VALUE PORTFOLIO T. ROWE PRICE ASSOCIATES, INC.        BRIAN ROGERS

 What's a conservative value oriented fund to do in a market environment like the first half of 1997? Our strategy has been to focus on risk more than usual. We reduced our investments in a number of companies which have performed well and which, consequently, no longer appear as undervalued as they once did. Several of our larger sales represent investments in some of the world's great companies (Warner Lambert, Honeywell, General Electric). When the market fully values a company's equity, however, our valuation discipline prompts us to recycle these holdings into more reasonably valued companies with attractive upside potential and relative low downside risk.
 In looking at large purchases, these companies share the characteristics of attractive relative valuations, high relative dividend yields, and in our opinion good upside potential and moderate downside risk. We added to positions in fine companies such as Dow Chemical, Knight-Ridder, GM and Duke Energy.
 Coming into 1997 we began to see a delinkage occurring, as stock prices have surged at a much faster rate than have corporate earnings and dividends. This delinkage is even more true today after the market's strong advance. We will continue to follow our conservative investment approach because there are always interesting investment opportunities in any market environment. From an expectations standpoint, however, we believe that the going is likely to get tougher sometime between now and the end of the year.

                             [GRAPH APPEARS HERE]


                          Historical Portfolio Return

$10,000
Investment made 5/1/96
(Portfolio Inception Date)   Russell 1000 Value Index  Large Cap Value Portfolio
May 1996                             10,000                   10,000
May 1996                             10,125                   10,190.10
Jun 1996                             10,133                   10,255.44
Jul 1996                              9,750                    9,976.73
Aug 1996                             10,029                   10,186.40
Sep 1996                             10,428                   10,618.31
Oct 1996                             10,831                   10,859.97
Nov 1996                             11,616                   11,451.49
Dec 1996                             11,468                   11,390.49
Jan 1997                             12,024                   11,698.63
Feb 1997                             12,201                   11,978.55
Mar 1997                             11,762                   11,723.70
Apr 1997                             12,256                   12,015.78
May 1997                             12,941                   12,581.98
Jun 1997                             13,496                   13,059.33

Top Ten Holdings (as of June 30, 1997)
--------------------------------------------------------------------------------
                                     % of               six months ago
                                 investments           % of investments
Mellon Bank Corp.                   1.8%                     1.7%
U.S. Treasury                       1.8%                     2.8%
Dow Chemical Co.                    1.8%                     1.1%
Atlantic Richfield Co.              1.7%                     1.6%
Exxon Corp.                         1.5%                     1.6%
General Electric Co.                1.5%                     1.8%
Chase Manhattan Corp.               1.3%                     1.5%
International Flavors &
   Fragrances, Inc.                 1.3%                     1.5%
E.I. Du Pont De Nemours & Co.       1.3%                     1.1%
Texaco, Inc.                        1.3%                     1.3%

Average Annual Total Returns*
--------------------------------------------------------------------------------
                            Large Cap         Russell 1000    MorningStar
                          Value Portfolio     Value Index     Peer Group+
                          ---------------     ------------    -----------
Year to Date**                14.65%             17.68%          14.27%
1 Year                        27.34%             33.18%          27.88%
Since Inception               25.70%             29.30%          N/A

Top Five Industries (as of June 30, 1997)
--------------------------------------------------------------------------------
                                     % of             six months ago
                                  investments        % of investments
Banks and Finance                    10.7%                9.7%
Oils and Natural Gas Exploration
  and Production                      9.1%               10.0%
Utilities - Electric                  7.7%                6.9%
Utilities - Telecommunications        7.6%                6.7%
Chemicals                             7.5%                5.9%

* Total returns are for the period ending June 30, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

    The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

**  Total Returns for a period less than a year are not annualized.

+ Source: MorningStar, Inc. Data as of 6/30/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                    INCEPTION: MARCH 29, 1986
 LARGE CAP GROWTH PORTFOLIO
 INDEPENDENCE INVESTMENT ASSOCIATES, INC.            MICHAEL G. TROTSKY

 The Large Cap Growth Portfolio closely resembles the Frank Russell 1000 Growth Index benchmark in terms of expected returns, risk, and volatility of returns. The Large Cap Growth Portfolio slightly underperformed its benchmark for the second quarter. For the year, the Large Cap Growth Portfolio has returned 17.99% versus the FR 1000 Growth Index return of 19.55%.
 The best performing stocks for the quarter included technology issues such as Microsoft, Computer Associates, Compaq, and Dell Computer; healthcare stocks like Warner-Lambert, Merck, and Schering Plough; and classic large cap growth stocks like General Electric and Home Depot. Major holdings going forward include Microsoft, Intel, Johnson & Johnson, Merck, and General Electric. All of these companies are currently exhibiting "cheapness and improving fundamentals".
 Simply put, the United States is in a state of economic nirvana. Consumer confidence is at a 28-year high, unemployment is at a 23-year low, and inflation is at a 32-year low with no cost pressures on the horizon. Despite the first quarter's scorching 5.9% GDP growth, the Federal Reserve Board declined to raise interest rates at both its May 20th and July 2nd policy meetings. Recent economic data (particularly weak retail sales and a buildup in inventories) indicate that second quarter economic growth slowed to approximately 2%. We believe that the economy will reaccelerate moderately during the remainder of 1997 as many of the driving forces behind its advance remain in place: an optimistic consumer, strong industrial output and capacity growth, increases in productivity, dormant inflation, and consistent economic and monetary policy. Financial markets should remain volatile during the next six to twelve months making portfolio risk control of the utmost importance.

                             [GRAPH APPEARS HERE]

                          Historical Portfolio Return

$10,000
Investment made 6/30/87           Large Cap Growth         Large Cap Growth
(10-Year Period)                    Benchmark (1)             Portfolio
       6/30/87                         10,000                  10,023.70
       6/30/88                          9,310                   9,367.99
       6/30/89                         11,223                  11,446.73
       6/30/90                         13,074                  13,551.59
       6/30/91                         14,041                  15,797.94
       6/30/92                         15,924                  17,477.85
       6/30/93                         18,094                  20,246.63
       6/30/94                         18,349                  20,892.78
       6/30/95                         23,132                  24,915.55
       6/30/96                         29,335                  30,650.01
       6/30/97                         38,525                  29,122.45

Top Ten Holdings (as of June 30, 1997)
--------------------------------------------------------------------------------
                                          % of             six months ago
                                       investments        % of investments
General Electric Co.                      5.3%                  2.5%
Merck & Co., Inc.                         4.7%                  2.7%
Microsoft Corp.                           3.7%                  2.6%
Intel Corp.                               3.4%                  4.3%
Johnson & Johnson                         3.4%                  3.3%
Home Depot, Inc.                          2.6%                  2.3%
Abbott Laboratories                       2.3%                  2.2%
General Mills, Inc.                       2.3%                   N/A
United Technologies Corp.                 2.2%                  2.6%
Compaq Computer Corp.                     1.7%                  3.0%


Average Annual Total Returns*
--------------------------------------------------------------------------------
                          Large Cap        Large Cap Growth     MorningStar
                       Growth Portfolio     Benchmark  (1)      Peer Group+
                       ----------------    ---------------      -----------
Year to Date**              17.49%              19.55%            12.16%
 1 Year                     27.64%              31.33%            19.24%
 5 Years                    17.49%              19.33%            15.21%
10 Years                    14.59%              14.44%             9.64%

Top Five Industries (as of June 30, 1997)
--------------------------------------------------------------------------------
                                          % of             six months ago
                                       investments        % of investments
Health Products and Services              22.3%                 19.8%
Computer Software and Services             9.1%                  6.5%
Diversified Operations                     7.9%                  2.3%
Retail                                     7.3%                 10.9%
Computers & Office Equipment               7.1%                  2.5%

(1) The index is represented by the S&P 500 for the period April 1986 to April 1996 and the Russell Large Cap Growth Index for the period May 1996 to June 30, 1997.

  * Total returns are for the period ending June 30, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

     The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

 **  Total Returns for a period less than a year are not annualized.

  + Source: MorningStar, Inc. Data as of 6/30/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

Mid Cap Value                                            INCEPTION: MAY 1, 1996
NEUBERGER & BERMAN, LLC                                M. Kassen & R. Gendelman

 On May 1, 1997 State Street Global Advisors began managing the Equity Index Portfolio. The performance for the period May 1, 1997 through June 30, 1997 was 10.61% vs. the S&P 500 Index return of 10.84%. The variance can primarily be attributed to the initial transition period where the Portfolio's composition changed to a fully replicated portfolio that includes all 500 stocks in the S&P 500 Index.
 The S&P 500 continued to provide exceptional returns in the first half of 1997. The index provided a total return of 20.50% for the six month period ending June 30--outperforming all of the other major market indices in the first half of 1997. The first half S&P 500 return follows the 1996 return of 22.96% and 1995's incredible 37.58%. Investors tracking the S&P 500 have more than doubled their money in the last 30 months.
 There have been tremendous net inflows to stock funds this year. Index funds have been a big recipient of those inflows because of their current popularity with investors. The phenomenal returns of the S&P 500 have made it difficult for active managers to outperform the index over the last 30 months.
 The mega-capitalization stocks, such as General Electric, Coca Cola, Exxon and Microsoft are dominating the S&P 500. The ten largest companies in the S&P now compose nearly 20% on the index. The twenty largest names compose almost 30% of the index.

                             [GRAPH APPEARS HERE]

                          Historical Portfolio Return

         $10,000
  Investment made 5/1/96
(Portfolio Inception Date)            S&P 500 Index       Equity Index Portfolio
--------------------------------------------------------------------------------
        MAY 1996                        10,000                   10,000.00
        May 1996                        10,258                   10,210.21
        Jun 1996                        10,300                   10,231.27
        Jul 1996                         9,842                    9,825.37
        Aug 1996                        10,050                    9,970.93
        Sep 1996                        10,615                   10,509.35
        Oct 1996                        10,906                   10,787.24
        Nov 1996                        11,734                   11,561.33
        Dec 1996                        11,504                   11,423.37
        Jan 1997                        12,218                   12,132.53
        Feb                             12,317                   12,220.87
        Mar                             11,805                   11,735.83
        Apr                             12,510                   12,408.96
        May                             13,278                   13,119.43
        Jun                             13,862                   13,727.15


Top Ten Holdings (as of June 30, 1997)
--------------------------------------------------------------------------------
                                                % of            six months ago
                                             investments       % of investments
General Electric Co.                            3.2%                 2.7%
Coca-Cola Co.                                   2.5%                 2.3%
Exxon Corp.                                     2.3%                 2.1%
Microsoft Corp.                                 2.2%                 1.7%
Merck & Co., Inc.                               1.8%                 1.6%
Intel Corp.                                     1.7%                 1.8%
Royal Dutch Petroleum Co.                       1.7%                 1.5%
Philip Morris Cos., Inc.                        1.6%                 1.4%
Procter & Gamble Co.                            1.4%                 1.2%
IBM Corp.                                       1.3%                 1.3%


Average Annual Total Returns*
--------------------------------------------------------------------------------
                                Equity Index         S&P 500       MorningStar
                                 Portfolio            Index        Peer Group+
                                ------------         -------       -----------
Year to Date(1)                   20.17%             20.50%          16.61%
1 Year                            34.17%             34.58%          29.62%
Since Inception                   31.18%             33.20%           N/A


Top Five Industries (as of June 30, 1997)
--------------------------------------------------------------------------------
                                                % of            six months ago
                                             investments       % of investments
Health Products and Services                   11.6%                 9.8%
Food, Beverage and Tobacco                      8.0%                 7.5%
Banks and Finance                               7.6%                 7.0%
Oils and Natural Gas Exploration
  and Production                                6.8%                 8.6%
Diversified Operations                          6.4%                 2.9%

(1) The net return without the capital contribution would have been 19.95%.

* Total returns are for the period ending June 30, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

    The performance of the portfolio does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

**  Total Returns for a period less than a year are not annualized.

 . "Standard & Poor's 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by John Hancock Mutual Life Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

+ Source: MorningStar, Inc. Data as of 6/30/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                      INCEPTION: MAY 16, 1988

 REAL ESTATE EQUITY PORTFOLIO INDEPENDENCE INVESTMENT ASSOCIATES, INC. DALTON AVERY

 The strong performance that REITs showed in 1996 had two negative effects on their performance in the first half of '97. First, valuations of REITs were high relative to their historical averages which caused some correction in the stocks. Second, higher prices for REIT stocks encouraged heavy new equity issuance. In the first half REITs raised $12 billion in new equity or more than 20% of all equity capital raised by U.S. stocks in the period. This more than offset the flow of new money into REIT funds in the same period and further reduced demand for other REIT stocks.
 Some improvement occurred in June as REITs outperformed the broader stock averages for the first time in '97. The performance of REITs in the first half is not unlike their performance in first half '96. Valuation levels are again attractive as average REIT earnings have increased 9-10%. The positive total return for REITs in the first half was entirely supported by the 6% average yield.
 In the first half the best performing REIT property sectors were manufactured home communities, community shopping centers and hotels. The weakest sectors were office property REITs and industrial properties (warehouse and distribution). The office and industrial sectors were the strongest performers at the end of 1996 so a correction was not unexpected. This sector also saw a disproportionate amount of new equity issuance. These sectors also showed the strongest earnings gains in the period so valuations are again reasonable.
 The Real Estate Equity Portfolio outperformed its benchmark in the second quarter although the Portfolio did slightly trail the benchmark for the full first half by 100 basis points. The trend against the benchmark has been favorable for three months and we believe that the Portfolio is well structured to take advantage of an improved second half performance for the REIT group.

                             [GRAPH APPEARS HERE]

                          Historical Portfolio Return

$10,000
Investment made 5/16/88         Wilshire Real       Real Estate
(Portfolio Inception Date)      Estate Index      Equity Portfolio
6/30/1988                         10,452              10,063.70
6/30/1989                         11,770              11,253.57
6/30/1990                         10,423              10,577.41
6/30/1991                          9,041              11,078.89
6/30/1992                          8,763              11,994.20
6/30/1993                         10,962              15,654.23
6/30/1994                         11,465              16,626.05
6/30/1995                         11,797              17,093.61
6/30/1996                         13,974              19,857.33
6/30/1997                         18,662              26,108.97

Top ten Holdings (as of June 30, 1997)
--------------------------------------------------------------------------------
                                            % of            six months ago
                                        investments        % of investments
Patriot American Hospitality, Inc.          3.8%                 3.2%
Equity Residential
  Properties Trust                          3.6%                 1.4%
Host Marriott Corp.                         3.3%                 3.6%
United Dominion Realty
  Trust, Inc.                               3.4%                 2.2%
BRE Properties, Inc.                        3.1%                 2.5%
Liberty Property Trust                      2.9%                 3.1%
Simon Debartolo Group, Inc.                 2.9%                 3.2%
Storage USA, Inc.                           2.8%                 2.6%
Security Capital Pacific Trust              2.7%                 2.1%
Chateau Communities, Inc.                   2.6%                 N/A

Average Annual Total Returns*
--------------------------------------------------------------------------------
                                     Real Estate           Wilshire Real
                                   Equity Portfolio         Estate Index
                                   ----------------        -------------
Year to Date**                          5.62%                   6.52%
1 Year                                 31.48%                  33.55%
5 Years                                16.83%                  16.32%
Since Inception                        11.09%                   7.20%

Top Industries (as of June 30, 1997)
--------------------------------------------------------------------------------
                                      % of             six months ago
                                  investments         % of investments
Real Estate Investment Trust         91.9%                  87.4%
Real Estate Development               4.8%                   5.5%
Lodging and Restaurants               3.3%                   3.8%

* Total returns are for the period ending June 30, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Sector investing entails special risks as discussed in the prospectus.

    The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

**  Total Returns for a period less than a year are not annualized.

 MID CAP VALUE                                            INCEPTION: MAY 1, 1996
 NEUBERGER & BERMAN, LLC                                M. KASSEN & R. GENDELMAN

 The second quarter displayed the strongest performance by the broad market averages in over a decade, paced by large-capitalization stocks. Strong corporate earnings reports and a benign inflation outlook captivated investors, who generally ignored valuation levels that we believe are stretched. In this environment, the Mid Cap Value Portfolio continued to outperform its benchmark (net of fees) with a return of 13.05% vs. the Russell Mid Cap value index 12.60% return.
 Since the beginning of the year, the Portfolio has added over 145 basis points net of fees and expenses versus the Russell Mid Cap Value Index. Year-to-date the Mid Cap Portfolio's rate of return, net of fees, and expenses is 15.54% which outpaced the Russell Mid Cap Value Index return of 14.51%.
 Although it is harder to find values in 1997's heady environment, we believe that the amazing strength of large-cap stocks relative to the rest of the market has made the mid-cap world a relatively attractive sector to prospect for new ideas. We hope to take advantage of market turbulence to enhance the quality and potential of our Portfolio.
 It is our belief that, over time, other investors will come to acknowledge the worth of the undervalued securities we purchased, causing these securities to appreciate. But even if this does not occur, we feel that the Portfolio's downside risk will be reduced because the underlying companies were carefully selected and the securities were bought at discounted price levels.

                             [GRAPH APPEARS HERE]


                          Historical Portfolio Return

$10,000
Investment made 5/1/96                  Russell Mid Cap          Mid Cap Value
(Portfolio Inception Date)               Value Index               Portfolio
--------------------------------------------------------------------------------
        May 1996                            10,000                  10,000.00
        May 1996                            10,096                  10,248.80
        Jun 1996                            10,106                  10,094.61
        Jul 1996                             9,625                   9,571.52
        Aug 1996                            10,029                  10,034.57
        Sep 1996                            10,397                  10,516.00
        Oct 1996                            10,671                  10,707.74
        Nov 1996                            11,341                  11,615.98
        Dec 1996                            11,294                  11,617.97
        Jan 1997                            11,648                  12,270.48
        Feb                                 11,846                  12,226.93
        Mar                                 11,486                  11,872.06
        April                               11,775                  12,210.52
        May                                 12,470                  13,280.97
        Jun                                 12,933                  13,422.96


Top Ten Holdings (as of June 30, 1997)
--------------------------------------------------------------------------------
                                           % of               six months ago
                                        investments          % of investments
Host Marriott Corp.                        3.0%                    1.1%
Exel, Ltd.                                 2.9%                    1.8%
Mirage Resorts, Inc.                       2.8%                    1.7%
Comcast Corp.                              2.7%                    1.9%
Union Pacific Resources
 Group, Inc.                               2.7%                    1.4%
Harcourt General, Inc.                     2.5%                    1.5%
Analog Devices, Inc.                       2.4%                    N/A
Continental Airlines, Inc.                 2.2%                    1.0%
Knight-Ridder, Inc.                        2.1%                    1.9%
Raychem Corp.                              2.0%                    N/A


Average Annual Total Returns*
--------------------------------------------------------------------------------
                           Mid Cap         Russell Mid Cap        MorningStar
                       Value Portfolio       Value Index          Peer Group+
                       ---------------     ---------------        -----------
Year to Date**             15.54%              14.51%               13.85%
1 Year                     32.97%              27.97%               28.56%
Since Inception            28.69%              24.65%                N/A


Top Five Industries (as of June 30, 1997)
--------------------------------------------------------------------------------
                                           % of               six months ago
                                        investments          % of investments
Electronic Products                        9.5%                    7.8%
Media                                      9.0%                    7.9%
Oils and Natural Gas Exploration
  and Production                           7.4%                    5.9%
Chemicals                                  6.8%                    4.2%
Lodging and Restaurants                    6.6%                    4.3%

* Total returns are for the period ending June 30, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

    The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

**  Total Returns for a period less than a year are not annualized.

+ Source: MorningStar, Inc. Data as of 6/30/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                       INCEPTION: MAY 1, 1996

 MID CAP GROWTHJANUS CAPITAL CORPORATION                             JIM GOFF

 After a solid performance in 1996, equities built on their previous gains and quickly climbed to new records. However, fear of an overheated economy along with a Federal Reserve rate increase combined to stir up stocks late in the first quarter, and volatility reemerged. Following the market's rebound late in April, large stocks proceeded quickly to new records, while the small- and mid-sized indices struggled to regain records set in January. The month of May saw a reversal in investor focus, and small- and mid-sized stocks outperformed their larger counterparts by a wide margin. In June, however, large caps once again reasserted themselves.
 During the period, I remained true to my investment discipline, and my patience began to pay off. We had a number of stocks that gained over 35%, including Fastenal, Papa John's, Premier Parks, Omnicare, and the Apollo Group. The fundamentals of these companies did not change during the period. Rather, the turnaround in market psychology once again rewarded companies with solid fundamentals and rapid earnings growth.
 Our research efforts continued to generate new investment ideas, and we added positions in the media industry during the quarter, including: Clear Channel Communication, Evergreen Media, Outdoor Systems, Heftel Advertising, and Univision. All five companies operate in highly defined market segments, ranging from television and radio broadcasting to outdoor advertising. Each has a strong management team that is growing their respective businesses both internally and through acquisition. Additionally, all five are generating strong cash flows while operating in areas that have low capital needs.

                             [GRAPH APPEARS HERE]


                          Historical Portfolio Return

$10,000
Investment made 5/1/96         Russell Mid            Mid Cap
(Portfolio Inception Date)   Cap Growth Index    Growth Portfolio
May 1996                         10,000               10,000
May 1996                         10,204               10,251.79
Jun 1996                          9,896               10,020.18
Jul 1996                          9,128                9,186.41
Aug 1996                          9,621                9,881.14
Sep 1996                         10,232               10,473.40
Oct 1996                         10,112               10,325.04
Nov 1996                         10,708               10,408.08
Dec 1996                         10,528               10,268.97
Jan 1997                         10,993                9,993.70
Feb                              10,751                9,826.76
Mar                              10,144                9,079.40
April                            10,392                9,186.08
May                              11,323               10,176.45
Jun                              11,637               10,693.34

Top Ten Holdings (as of June 30, 1997)
--------------------------------------------------------------------------------
                                      % of           six months ago
                                   investments      % of investments
Fastenal Co.                          8.3%               6.5%
J.D. Wetherspoon plc                  5.3%               4.5%
Petco Animal Supplies, Inc.           5.1%               3.0%
Pizzaexpress plc                      5.1%               5.1%
Papa John's International, Inc.       4.4%               3.0%
Sofamor Danek Group, Inc.             4.2%               N/A
HFS, Inc.                             4.0%               4.4%
Omnicare, Inc.                        3.5%               1.3%
Clear Channel
  Communications, Inc.                3.1%               N/A
Wisconsin Central
  Transportation Corp.                2.7%               3.2%

Average Annual Total Returns*
--------------------------------------------------------------------------------
                           Mid Cap        Russell Mid Cap       MorningStar
                        Growth Portfolio    Growth Index        Peer Group+
                        ----------------  ---------------       -----------
Year to Date**               4.13%             10.54%               7.45%
1 Year                       6.72%             17.59%              11.29%
Since Inception              5.91%             13.67%               N/A

Top Five Industries (as of June 30, 1997)
--------------------------------------------------------------------------------
                                       % of             six months ago
                                   investments         % of investments
Retail                                19.2%                  21.5%
Foreign                               12.9%                  11.7%
Health Products and Services           9.2%                   3.9%
Lodging and Restaurants                8.7%                  10.9%
Media                                  6.8%                   3.1%

* Total returns are for the period ending June 30, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

    The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

**  Total Returns for a period less than a year are not annualized.

+ Source: MorningStar, Inc. Data as of 6/30/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                       INCEPTION: MAY 1, 1994
 SPECIAL OPPORTUNITIES PORTFOLIO
 JOHN HANCOCK ADVISERS, INC.                                    MANAGEMENT TEAM
 For the six months ended June 30, 1997, Special Opportunities returned (6.21)% versus a 10.54% return for the Russell Mid Cap Growth Index.
 During the second quarter we made significant progress towards positioning the Portfolio to benefit from our top-down analysis. The underpinning driving our long-term macroeconomic views is strong economic growth continuing to fuel corporate profits, within a low inflation, low interest rate environment. We have overweighted sectors which will benefit most from these trends.
 We took advantage of the April sell off in Financial stocks to build a position in several quality insurance and banking companies which will benefit from the low interest rate environment, the strong economy, and the industry-wide consolidation trend. Capital goods companies will also benefit from the strong economy. By focusing their capital resources on profitable segments, they have transformed themselves into secular growth companies.
 Our economic outlook has moved us away from those sectors which will underperform under these conditions. Since precious metals commodity prices perform poorly in low inflation environments, prospects for these companies turned bleak. Even with heavy investments in new mining technologies, our holdings would not be able to withstand low commodity prices without a negative effect on their bottom lines.
 A similar scenario exists for energy companies. Weaker oil prices led to poor prospects for exploration and production companies. Therefore, we moved from these companies to the oil service providers, which are less susceptible to lower commodity prices.

                             [GRAPH APPEARS HERE]

                         Historical Portfolio Return

        $10,000
  Investment made 5/1/94         Russell Mid Cap      Special Opportunities
(Portfolio Inception Date)        Growth Index              Portfolio
         5/1/94                      10,015                 10,019.50
         6/30/95                     12,116                 11,652.14
         6/30/96                     14,975                 16,237.46
         6/30/97                     17,609                 16,713.17

Top Ten Holdings (as of June 30, 1997)
--------------------------------------------------------------------------------
                                               % of           six months ago
                                            investments      % of investments
Charter One Financial, Inc.                    2.8%                N/A
Allied Signal, Inc.                            2.7%                N/A
Honeywell, Inc.                                2.7%                N/A
Conagra, Inc.                                  2.6%                N/A
EVI, Inc.                                      2.6%                N/A
Smithfield Foods, Inc.                         2.4%               0.3%
CVS Corp.                                      2.4%                N/A
Banc One Corp.                                 2.3%                N/A
Travelers Property
 Casualty Corp.                                2.3%                N/A
Elan Corp. plc                                 2.3%                N/A

Average Annual Total Returns*
--------------------------------------------------------------------------------
                      Special Opportunities    Russell Mid Cap     MorningStar
                           Portfolio            Growth Index       Peer Group+
                      ---------------------    ---------------     -----------
Year to Date**              -6.21%                 10.54%             7.45%
1 Year                       2.93%                 17.59%            11.29%
3 Years                     18.48%                 22.48%            19.30%
Since Inception             17.69%                 18.93%             N/A


Top Five Industries (as of June 30, 1997)
--------------------------------------------------------------------------------
                                               % of           six months ago
                                            investments      % of investments
Health Products and Services                   12.6%               0.4%
Banks and Finance                              12.4%                N/A
Insurance                                      10.8%               2.8%
Food, Beverage and Tobacco                      8.8%               2.7%
Oils and Natural Gas Equipment
 and Services                                   7.8%              24.5%


 * Total returns are for the period ending June 30, 1997, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate that shares, when redeemed, may be worth more or less than their original cost. Sector investing entail special risks as discussed in the prospectus.

    The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

    The Special Opportunities Portfolio may not be available with all products. There are special risks associated with sector investing and investing in small cap stocks. Please refer to the prospectus for additional information.

**  Total Returns for a period less than a year are not annualized.

 + Source: MorningStar, Inc. Data as of 6/30/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                       INCEPTION: MAY 1, 1996

 SMALL CAP VALUE PORTFOLIO INVESCO MANAGEMENT & RESEARCH    STEVE KASZYNSKI &
 BOB SLOTPOLE

 The John Hancock Small Cap Value Portfolio advanced 18.3% for the second quarter. This compares favorably to the 16.2% rise of the Russell 2000 Small Cap Index. The results were particularly impressive considering our 15% underweight in technology which was the best performing sector for the quarter. The good relative return for the quarter was largely attributable to our stock selection criteria, which favors higher quality companies with reasonable valuations versus their peers. The portfolio is extremely well diversified and its sector weights are controlled to prevent overweights in sectors where valuations are getting ahead of themselves. The spectacular rise of technology stocks in recent years is a good example of this. Over time, small stock investors have been drawn to technology as a moth to a flame, irrespective of the extreme valuations in this market sector.
 Our search for value takes place in all corners of the small company universe and includes holdings like Lands' End, Inc., Dexter Corporation and Zeigler Coal Holding Company. These are solid companies with good franchises, but are rarely targeted by investors chasing high growth.
 We are content to own companies in which management owns a significant stake, the use of debt reflects the riskiness of the business, and where management has a clearly articulated business strategy. In this way, we hope to deliver consistency as well as the above average returns that smaller companies have historically generated.

                             [GRAPH APPEARS HERE]


                          Historical Portfolio Return

$10,000
Investment made 5/1/96
(Portfolio Inception Date)   Russell 2000 Index    Small Cap Value Portfolio
May 1996                            10,000                  10,000.00
May 1996                            10,394                  10,231.73
Jun 1996                             9,967                  10,126.04
Jul 1996                             9,097                   9,630.09
Aug 1996                             9,625                  10,161.38
Sep 1996                            10,001                  10,449.97
Oct 1996                             9,847                  10,340.15
Nov 1996                            10,253                  10,678.01
Dec 1996                            10,521                  11,033.49
Jan 1997                            10,732                  11,114.52
Feb                                 10,471                  10,927.45
Mar                                  9,977                  10,594.17
Apr                                 10,005                  10,831.29
May                                 11,118                  11,818.21
Jun                                 11,595                  12,512.51

Top Ten Holdings (as of June 30, 1997)
--------------------------------------------------------------------------------
                                           % of          six months ago
                                       investments      % of investments
Cablevision Systems Corp.                 1.5%               N/A
NAC Re Corp.                              1.4%              0.5%
Adolph Coors Co.                          1.4%              1.1%
Technitrol, Inc.                          1.3%               N/A
Imperial Bancorp                          1.3%               N/A
Centex Corp.                              1.3%              1.1%
Integrated Health Services, Inc.          1.3%              0.7%
Land's End, Inc.                          1.2%               N/A
Perrigo Co.                               1.2%               N/A
Cullen/Frost Bankers, Inc.                1.2%              0.8%

Average Annual Total Returns*
--------------------------------------------------------------------------------
                              Small Cap        Russell 2000     MorningStar
                            Value Portfolio        Index        Peer Group+
                            ---------------    ------------     -----------
Year to Date**                   13.40%           10.20%           13.40%
1 Year                           23.57%           16.33%           24.03%
Since Inception                  21.17%           13.52%            N/A

Top Five Industries (as of June 30, 1997)
--------------------------------------------------------------------------------
                                       % of          six months ago
                                   investments      % of investments
Health Products and Services           10.9%             8.2%
Banks and Finance                       8.6%             6.9%
Insurance                               8.6%             4.7%
Retail                                  5.4%             4.2%
Electronic Products                     5.4%             4.4%

* Total returns are for the period ending June 30, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

    The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

**  Total Returns for a period less than a year are not annualized.

+ Source: MorningStar, Inc. Data as of 6/30/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

 SMALL CAP GROWTH PORTFOLIO                               INCEPTION: MAY 1, 1996
 JOHN HANCOCK ADVISERS, INC.                                       BERNICE BEHAR
 For the six months ended June 30, 1997, Small Cap Growth Portfolio returned 5.66% versus a 5.23% return for the Russell 2000 Growth Index.
 We continue to favor the Capital Goods and Basic Materials arena, as the companies within these sectors are leveraged to the economy and should continue to benefit from the latter stages of an economic expansion. Lone Star Technologies and Maverick Tube are two examples who have experienced strong earnings growth and correspondingly strong share prices.
 The Consumer Cyclicals sector we continue to overweight for similar reasons, and we favor the stocks of Central Newspapers and Universal Outdoor. Central Newspapers publishes newspapers in the Indianapolis and Phoenix markets, and has been experiencing strong revenue growth from its classified and help wanted businesses. Universal Outdoor is a midwest operator of billboards and has witnessed similarly strong demand.
 Technology is another area we favor and we put a lot of cash to work in this sector during the second quarter. Although this sector can be extremely volatile, we continue to find names with excellent growth prospects, and we like the small semiconductor equipment makers in particular. Semtech Corp. is an example, and should benefit from Intel's conversion to the Pentium II chip. Another name with exciting prospects is Information Management Resources which has developed a cost effective way of handling the Year 2000 problem by e-mailing code to engineers in India at a fraction of the cost of hiring U.S. based engineers.
 Although small cap stocks continue to underperform their large cap brethren, we remain optimistic. Small cap growth stocks reported their best performance this past quarter since 1991. And with small cap valuations at seven year lows relative to the S&P 500, we foresee significant upside potential in small caps going forward.

                             [GRAPH APPEARS HERE]

                          Historical Portfolio Return

         $10,000
  Investment made 5/1/96              Russell 2,000              Small Cap
(Portfolio Inception Date)             Growth Index            Growth Portfolio
--------------------------------------------------------------------------------
        May 1996                         10,000                  10,000
        May 1996                         10,513                  10,599.17
        Jun 1996                          9,830                  10,294.35
        Jul 1996                          8,630                   9,480.13
        Aug 1996                          9,269                  10,298.31
        Sep 1996                          9,746                  11,150.77
        Oct 1996                          9,325                  10,169.74
        Nov 1996                          9,585                   9,976.02
        Dec 1996                          9,772                   9,950.35
        Jan 1997                         10,016                  10,302.13
        Feb                               9,411                   9,637.66
        Mar                               8,747                   8,962.47
        Apr                               8,646                   8,762.88
        May                               9,945                   9,780.55
        Jun                              10,282                  10,513.55


Top Ten Holdings (as of June 30, 1997)
--------------------------------------------------------------------------------
                                          % of                six months ago
                                       investments           % of investments
Quality Food Centers, Inc.                1.4%                     1.0%
99 Cents Only Stores                      1.3%                     N/A
Philip Services Corp.                     1.3%                     N/A
National-Oilwell, Inc.                    1.2%                     N/A
Newpark Resources, Inc.                   1.2%                     0.8%
Computer Learning Centers, Inc.           1.2%                     N/A
Maverick Tube Corp.                       1.2%                     N/A
Lone Star Technologies,Inc.               1.2%                     N/A
Stage Stores, Inc.                        1.1%                     0.9%
Samsonite Corp.                           1.1%                     N/A


Average Annual Total Returns*
--------------------------------------------------------------------------------
                            Small Cap           Russell 2,000      MorningStar
                         Growth Portfolio       Growth Index       Peer Group+
                         ----------------       -------------      -----------
Year to Date**                5.66%                5.23%              3.92%
1 Year                        2.13%                4.60%              4.76%
Since Inception               4.38%                2.41%               N/A


Top Five Industries (as of June 30, 1997)
--------------------------------------------------------------------------------
                                          % of                six months ago
                                       investments           % of investments
Computer Software
 and Services                            13.5%                   12.9%
Retail                                    9.8%                    8.0%
Health Products and Services              8.4%                   11.4%
Electronic Products                       6.9%                    4.5%
Media                                     6.1%                    6.3%

 * Total returns are for the period ending June 30, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

    The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

**  Total Returns for a period less than a year are not annualized.

 + Source: MorningStar, Inc. Data as of 6/30/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                       INCEPTION: MAY 1, 1996

 INTERNATIONAL BALANCED PORTFOLIO BRINSON PARTNERS, INC.      MANAGEMENT TEAM

 Within the equity portion of the Portfolio year-to-date, security selection contributed to Portfolio returns, while market allocation detracted slightly from performance. Within international bonds, market allocation made a meaningful contribution to Portfolio performance. Currency allocation added value over this time frame as well. The most significant contribution came from our overweight in the U.S. dollar and underweight in the Continental European currencies in the first half of 1997.
 Year-to-date, international equity markets returned 17.76% on a dollar hedged basis. European markets gained 25.49%, while the Pacific region rose a more modest 8.41%. Over this same time frame, international bonds rose 4.65% in dollar-hedged terms. Returns during this period were fairly tightly clustered across the 16 international bond markets, reflecting a macroeconomic environment with few large surprises and converging expectations on inflation and interest rates. The majority of non-U.S. economies have been categorized by subdued economic growth and price inflation, and by efforts to cut government budget deficits. Currencies declined an average of 5.37% relative to the U.S. dollar, with most of the depreciation occurring in the European currencies.
 Our view remains that, with few exceptions, international equity markets are overpriced. Given our valuation and fundamental analysis, international bonds remain attractive on both an absolute and relative basis. Recent events in Europe have magnified the tensions within the European Union, leading us to reduce our broad overweight in continental European equity markets in favor of southeast Asia. The Portfolio continues to have no exposure to the Japanese bond market, where yields remain substantially below our estimates of fair value. We continue to find attractive valuations within Germany, Canada, Denmark, Australia and the U.K. We recently lowered our duration strategy to neutral in Australia, Canada, and Sweden.

                             [GRAPH APPEARS HERE]


                          Historical Portfolio Return

$10,000
Investment made 5/1/96            International Balanced      International
(Portfolio Inception Date)         Composite Index (A)      Balanced Portfolio
May 1996                                 10,000                  10,000.00
May 1996                                  9,890                   9,992.36
Jun 1996                                  9,940                  10,054.88
Jul 1996                                  9,847                   9,955.81
Aug 1996                                  9,898                  10,007.29
Sep 1996                                 10,066                  10,256.56
Oct 1996                                 10,082                  10,314.89
Nov 1996                                 10,396                  10,677.97
Dec 1996                                 10,278                  10,672.71
Jan 1997                                  9,927                  10,508.77
Feb                                       9,983                  10,623.91
Mar                                       9,964                  10,567.65
Apr                                       9,934                  10,507.44
May                                      10,489                  11,089.20
Jun                                      10,896                  11,433.44

Top Ten Holdings (as of June 30, 1997)
--------------------------------------------------------------------------------
                                           % of         six months ago
                                       investments     % of investments
Federal Republic of Germany               10.2%              9.6%
Government of Canada                       6.7%              6.3%
Kingdom of Denmark                         5.0%              4.4%
Republic of Italy                          4.3%              4.8%
Conversion                                 3.7%              3.2%
Australian Government                      3.3%               N/A
Government of Netherlands                  2.7%              6.1%
Belgium Kingdom                            1.9%              1.7%
French Government                          1.8%              5.4%
U.K. Treasury                              1.5%              1.0%

Average Annual Total Returns*
--------------------------------------------------------------------------------
                     International Balanced   International Balanced MorningStar
                            Portfolio           Composite Index (A)  Peer Group+
                     ----------------------   ---------------------- -----------
Year to Date**               7.13%                     6.02%            8.00%
1 Year                      13.71%                     9.61%           14.50%
Since Inception             12.16%                     7.63%             N/A

Top Five Industries (as of June 30, 1997)
--------------------------------------------------------------------------------
                                       % of             six months ago
                                    investments        % of investments
Governmental                           43.4%                 42.7%
Banks and Finance                       7.3%                  6.3%
Diversified Operations                  3.9%                  3.5%
Oils and Natural Gas Exploration
  and Production                        3.7%                  3.7%
Electronic Products                     3.5%                  3.5%

* Total returns are for the period ending June 30, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

**  Total Returns for a period less than a year are not annualized.

(A) International Balanced Composite Index: 65% Morgan Stanley Capital International World Index Excluding US, and 35% Salomon Brothers Non-US Govt. Bond Index excluding US Taxes.

    There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

    The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 6/30/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

INTERNATIONAL EQUITIES PORTFOLIO                          INCEPTION: MAY 2, 1988
JOHN HANCOCK ADVISERS, INC.                                     MIREN ETCHEVERRY

 For the six months ending June 30, 1997, International Equities returned 11.18% (net) versus a return of 11.36% for the MSCI EAFE Index. Many overseas markets in both the developed world and emerging world, with the exception of emerging Asia, produced solid results over the last six months.
 Since year end, we have reduced our positions in Japan and Hong Kong, however they remain our two largest country holdings. Both markets lagged in the first quarter, Japan due to continued economic woes, banking problems and government tax increases, and Hong Kong in response to rising U.S. interest rates and fears about the imminent transition to Chinese rule. Confidence, however, returned to these markets in the second quarter. The easing of Japan's monetary policy and the yen's weakness provided encouragement for resumption of growth to 2--2.5%. In Hong Kong, transition concerns dissipated and investors became encouraged about the longer-term for both Hong Kong and its impact on China.
 The Portfolio benefited from our establishing a significant position in the emerging markets of Latin America. Many of these countries have embraced economic reform and, unleashing significant investment opportunities. Brazil, our largest country holding in Latin America, has seen its stock market soar this year as the positive combination of political stability, privatization and economic reform plays out.
 Our strategy in Europe is focused on corporate restructuring stories. The increased private and public sector discipline associated with the process of monetary union is presenting some very attractive investment opportunities. The U.K. remains our largest position in Europe.

                             [GRAPH APPEARS HERE}

                         Historical Portfolio Return

$10,000
Investment made 5/2/88                  MSCI EAFE             International
(Portfolio Inception Date)                Index             Equities Portfolio
--------------------------------------------------------------------------------
         6/30/88                          9,428                  9,889.20
         6/30/89                         10,351                 10,364.42
         6/30/90                         10,717                 12,369.79
         6/30/91                          9,514                 11,745.04
         6/30/92                          9,484                 13,063.11
         6/30/93                         11,447                 14,569.48
         6/30/94                         13,428                 16,844.97
         6/30/95                         13,690                 17,271.00
         6/30/96                         15,555                 19,212.79
         6/30/97                         17,602                 21,860.19


Top Ten Holdings (as of June 30, 1997)
--------------------------------------------------------------------------------
                                           % of               six months ago
                                        investments          % of investments
Telecomunicacoes Brasileiras
 S/A - Telebras                            6.1%                    1.4%
Panamerican Beverages, Inc.                4.0%                    N/A
Centrais Electricas Brasileiras
 Sa - Eletrobras                           3.6%                    N/A
Fujitsu, Ltd.                              3.2%                    N/A
China Resources Enterprise, Ltd.           3.1%                    2.4%
Sony Corp.                                 2.9%                    2.4%
Matsushita-Kotobuki Electronics            2.7%                    2.3%
Hutchison Whampoa, Ltd.                    2.7%                    2.5%
Pearson plc                                2.6%                    2.5%
Moet Hennessy-Louis Vuitton                2.6%                    2.9%


Average Annual Total Returns*
--------------------------------------------------------------------------------
                           International         MSCI EAFE        MorningStar
                        Equities Portfolio         Index          Peer Group+
                        ------------------       ---------        -----------
Year to Date**                11.18%               11.36%            12.52%
1 Year                        13.78%               13.16%            18.37%
5 Years                       10.85%               13.17%            10.50%
Since Inception                8.91%                6.47%             N/A


Top Five Industries (as of June 30, 1997)
--------------------------------------------------------------------------------
                                           % of               six months ago
                                        investments          % of investments
Diversified Operations                     13.9%                  14.6%
Telecommunications                         10.5%                   3.1%
Food, Beverage and Tobacco                  7.0%                   N/A
Miscellaneous                               6.6%                   6.9%
Utilities - Electric                        6.2%                   N/A

* Total returns are for the period ending June 30, 1997, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

    The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

    There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

**  Total Returns for a period less than a year are not annualized.

+ Source: MorningStar, Inc. Data as of 6/30/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                       INCEPTION: MAY 1, 1996

 INTERNATIONAL OPPORTUNITIES PORTFOLIO ROWE PRICE-FLEMING INTERNATIONAL,
 INC.                                                             MARTIN WADE

 The total return performance for the first six months of 1997 for The International Opportunities Portfolio was roughly in line with the 11.36% return of the MSCI EAFE Index.
 Country allocation relative to the EAFE Index provided value-added over the first six months of 1997, with overweightings in the Netherlands and Latin America as well as the underweighting of Japan the most notable contributors. Stock selection relative to the index was a small positive factor, with the most significant contributions coming from portfolio holdings in Brazil and Japan.
 We continue to have no currency hedges in place in your Portfolio. That said, our underweight yen position relative to the benchmark subtracted value as that currency moved higher versus the U.S. dollar during the second quarter.
 Looking forward, we continue to find the general economic outlook healthy-- with growth now accelerating in Continental Europe and better than we had expected in Japan. Importantly, this improved level of economic activity has not led to higher rates of inflation--a backdrop which has helped to underpin bond markets worldwide. The current environment should continue to provide reasonable support to global equities.
 Recent market strength has taken stock market valuations in a number of regions to relatively expensive levels, but unless bond markets weaken or corporate earnings disappoint, we believe that these valuations can be sustained given the low inflation environment worldwide. Corporate earnings look most vulnerable in the U.K. and, to a lesser extent, Japan, which helps to explain our continued underweighting of these markets. Generally, though, corporate earnings look set to come through strongly in 1997, and this should help to underpin a reasonable outlook for international equities through the balance of the calendar year.

                            [GRAPH APPEARS HERE]


                          Historical Portfolio Return

$10,000
Investment made 5/1/96          MSCI EAFE            International
(Portfolio Inception Date)        Index        Opportunities Portfolio
May 1996                         10,000                 10,000.00
May 1996                          9,818                 10,024.34
Jun 1996                          9,876                 10,129.22
Jul 1996                          9,590                  9,819.73
Aug 1996                          9,613                  9,971.07
Sep 1996                          9,871                 10,190.88
Oct 1996                          9,773                 10,150.25
Nov 1996                         10,164                 10,608.68
Dec 1996                         10,036                 10,672.04
Jan 1997                          9,687                 10,544.32
Feb                               9,847                 10,671.97
Mar                               9,886                 10,659.18
Apr                               9,940                 10,701.19
May                              10,590                 11,332.27
Jun 1997                         11,176                 11,796.26

Top Ten Holdings (as of June 30, 1997)
--------------------------------------------------------------------------------
                                        % of         six months ago
                                     investments    % of investments
Telecoomunicacoes Brasileiras
  S/A - Telebras                        2.5%               1.4%
Royal Dutch Petroleum Co.               2.5%               2.0%
Smithkline Beecham plc                  2.1%               1.5%
Novartis AG                             1.9%               1.0%
National Westminster Bank plc           1.8%               1.3%
Wolters Kluwer NV                       1.7%               2.1%
Roche Holdings AG                       1.5%               0.8%
Reed International plc                  1.3%               1.2%
Compagnie Generale des Eaux             1.3%               1.2%
Elsevier NV                             1.2%               1.9%

Average Annual Total Return*
--------------------------------------------------------------------------------
                           Intl. Opportunities      MSCI EAFE   MorningStar
                                Portfolio             Index     Peer Group+
                           -------------------      ---------   -----------
Year to Date**                  10.53%                 11.36%       12.52%
1 Year                          16.46%                 13.16%       18.37%
Since Inception                 15.20%                 10.00%        N/A

Top Five Industries (as of June 30, 1997)
--------------------------------------------------------------------------------
                                        % of             six months ago
                                     investments        % of investments
Health Products and Services            10.6%                7.8%
Banks and Finance                        9.7%                8.5%
Diversified Operations                   8.0%                7.2%
Retail                                   7.3%                7.2%
Electronic Products                      6.7%                6.8%

* Total returns are for the period ending June 30, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

    There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

    The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

**  Total Returns for a period less than a year are not annualized.

+ Source: MorningStar, Inc. Data as of 6/30/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

 FINANCIAL MARKETS SUMMARY--MID-YEAR REVIEW 1997

                 Equity Markets (Average Annual Total Return)

                           [BAR GRAPH APPEARS HERE]

                           5 Years           1 Year           Year-to-Date**
Emerging Markets*           14.75            12.82                17.75
MSCI EAFE                   13.17            13.16                11.36
Russell 2000 Value          20.17            28.24                14.81
Russell 2000 Growth         15.13             4.60                 5.23
Russell MidCap Value        18.91            27.97                14.51
Russell MidCap Growth       17.35            17.59                10.54
Russell 1000 Value          19.89            33.18                17.68
Russell 1000 Growth         18.96            31.34                19.55
S&P 500                     19.73            34.58                20.50
Largest 50 Stocks           21.14            40.33                23.69

During the first half of 1997 investors in large cap stocks continued to be handsomely rewarded as the S&P 500 continued to set new record highs. Small Cap stocks finally made a recovery in the 2nd Quarter after a long period of relatively weak performance. Bond investors fared well due to expectations of low inflation, the pace of the economy, and the Federal Reserve's view that inflation is under control in the short-term. International stocks performed well, turning in their best quarterly performance, during the 2nd quarter, since the 4th quarter of 1988. Emerging markets in Latin America performed very well compared to the Far East Asian markets. The largest 50 stocks in the market returned 23.69%, outpacing the S&P 500 by over 300 basis points thus providing a good measure of the narrow breadth of the market. The international markets performed very well during the first-half of the year, almost all of this performance occurring during the 2nd quarter due to strong performance in European markets, Japan, and Hong Kong. Emerging markets returned 17.75% as measured by the MSCI Emerging Markets Free index. Latin American markets returned 40.79% outperforming the smaller Far East Asian markets which returned -1.64%.

              Fixed Income Markets (Average Annual Total Return)

                           [BAR GRAPH APPEARS HERE]

                                 5 Years        1 Year        Year-to-Date**
JPM Non-US Govt Bond               9.36         13.40             4.75
SB High Yield Bond                11.55         14.58             5.96
LB Mortgage                        6.87          9.09             3.91
LB Govt Bond                       6.97          7.40             2.62
LB Corp Bond                       8.03          8.79             3.08
LB Govt/Corp Bond                  7.23          7.75             2.74
LB Aggregate Bond                  7.12          8.16             3.11

During the 2nd quarter, fixed income markets benefited by moderating economic growth and indications of low inflation. Given this environment, interest rates declined providing bond investors with solid returns.

  * MSCI Emerging Markets Free Index
  ** The Year to Date Amount is Not Annualized

 PORTFOLIO BENCHMARKS
STANDARD & POOR'S 500 INDEX: Covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of NYSE issues.

RUSSELL 1000 GROWTH INDEX: Contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Russell 1000 Value Index.

RUSSELL 1000 VALUE INDEX: Contains those Russell 1000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit low price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the Russell 1000 Growth Index.

RUSSELL MIDCAP GROWTH INDEX: Consists of the smallest 800 securities in the Russell 1000 Growth Index, as ranked by total market capitalization. This index captures the medium-sized universe of securities and represents approximately 34% of the Russell 1000 total market capitalization. The Russell Midcap Growth Index contains securities with a greater-than-average growth orientation.

RUSSELL MIDCAP VALUE INDEX: Consists of the smallest 800 securities in the Russell Value 1000 Index, as ranked by total market capitalization. This index captures the medium-sized universe of securities and represents approximately 34% of the Russell 1000 total market capitalization. The Russell Midcap Value Index contains securities with a less-than-average growth orientation.

RUSSELL 2000 GROWTH INDEX: Contains those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Russell 2000 Value Index.

RUSSELL 2000 INDEX: Consists of the smallest 2,000 in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization

WILSHIRE REAL ESTATE SECURITIES INDEX: A market-capitalization weighted index which measures the performance of more than 85 real estate securities. The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX: Composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's.) Issues must have at least one year to maturity.

LEHMAN BROTHERS AGGREGATE BOND INDEX: Composed of securities from the Lehman Brothers Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

MERRILL LYNCH 1-5 YEAR U.S. GOVERNMENT BOND INDEX: A capitalization-weighted index calculated on a total return basis with dividends reinvested.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX: An arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following countries in Europe, Australia, and the Far East: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.

JP MORGAN NON-US GOVERNMENT BOND INDEX: A total return, market capitalization weighted index, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and United Kingdom.

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EXCLUDING THE UNITED: An arithmetic, market value-weighted average of the performance of more than 1000 securities listed on the stock exchanges of the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.

SALOMON BROTHERS NON-US GOVERNMENT BOND INDEX: A market capitalization weighted index consisting of the government bond markets of the following countries:
Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

 MORNINGSTAR UNIVERSE -- PEER GROUPS (AS OF 6/30/97)

MONEY MARKET PORTFOLIO: Consistent with the Portfolio's objective, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Money Market objective.

SHORT TERM U.S. GOVERNMENT BOND PORTFOLIO: Consistent with the Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Government Bond investment objective, combined with a High Quality / Short maturity fixed income investment style.

SOVEREIGN BOND PORTFOLIO: Consistent with the Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products with the Morningstar variable universe that have a Corporate Bond investment objective.

STRATEGIC BOND PORTFOLIO: Consistent with the Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that a Corporate Bond investment objective and an average total return universe that has an International Bond investment objective. The peer group average annual total return is constructed using a 75% weighting of the average annual return of the Corporate Bond universe and a 25% weighting of the average annual return of the International Bond universe.

MANAGED PORTFOLIO: Consistent with the Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Balanced investment objective, combined with a Large Blend equity investment style and a High Quality / Intermediate maturity fixed income investment style.

GROWTH & INCOME PORTFOLIO AND EQUITY INDEX PORTFOLIO: Consistent with the Portfolios' equity investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Large Blend equity investment style.

LARGE CAP VALUE PORTFOLIO: Consistent with the Portfolio's equity investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Large Value equity investment style.

LARGE CAP GROWTH PORTFOLIO: Consistent with the Large Cap Growth Portfolio's equity investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Large Growth equity investment style as of 6/30/97. This Large Growth peer group annual average is used for the period May, 1996 to June, 1997 and is linked to a Large Blend peer group annual average for longer periods to reflect a change in strategy/style from Large Cap Blend to a Large Cap Growth in May, 1996.

MID CAP VALUE PORTFOLIO: Consistent with the Mid Cap Value Portfolio's equity investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Mid Value equity investment style.

MID CAP GROWTH PORTFOLIO AND SPECIAL OPPORTUNITIES PORTFOLIO: Consistent with the Mid Cap Growth Portfolios' equity investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Mid Growth equity investment style.

SMALL CAP VALUE PORTFOLIO: Consistent with the Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Small Value equity investment style.

SMALL CAP GROWTH PORTFOLIO: Consistent with the Small Cap Growth Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Small Growth equity investment style.

INTERNATIONAL BALANCED PORTFOLIO: Consistent with the International Balanced Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Foreign Stock investment objective and an average total return universe that has an International Bond investment objective as of 6/30/97. The peer group average annual total return is constructed using a 65% weighting of the average annual return of the Foreign Stock universe and a 35% weighting of the average annual return of the International Bond universe.

INTERNATIONAL EQUITIES PORTFOLIO AND INTERNATIONAL OPPORTUNITIES
PORTFOLIO: Consistent with the International Equities Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Foreign Stock investment objective, combined with a Large Blend equity investment style.

STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
(000's Omitted)

                              Large Cap Sovereign  International Small Cap International Mid Cap  Large Cap  Money   Mid Cap
                               Growth     Bond       Equities     Growth     Balanced    Growth     Value    Market   Value
                              --------- ---------  ------------- --------- ------------- -------  --------- -------- -------
ASSETS
Long Term Investments at
 cost.....................    $520,257  $655,861     $135,654     $27,177     $22,771    $21,804   $33,832           $20,022
Net unrealized
 appreciation of
 investments..............     120,866     9,637       36,601       4,939       1,481      3,110     4,359             2,150
Short-Term Investments at
 market...................      14,757    74,707        1,937         638         514      2,399     5,016  $222,831   2,892
                              --------  --------     --------     -------     -------    -------   -------  -------- -------
 Total Investments........     655,880   740,205      174,192      32,754      24,766     27,313    43,207   222,831  25,064
Cash......................         207                     54          98         655        328       109         1
Receivable for:
 Investments sold.........                 9,860                      220                     86
 Interest.................                12,148            7                     265                   11
 Dividends................         548                    560           6          66          2        78                15
 Futures contracts daily
  variation...............                    15
 Foreign currency Sold....                                 52                  13,161      1,401        13
 Other Assets.............                                128                     451
                              --------  --------     --------     -------     -------    -------   -------  -------- -------
 TOTAL ASSETS.............    $656,635  $762,228     $174,993     $33,078     $39,364    $29,130   $43,418  $222,832 $25,079
LIABILITIES
Payables for:
 Investments purchased....       8,510    15,511                      233         343        530       119               119
 Foreign currency
  purchased...............                                 52                  13,161      1,401        13
 Future contracts daily
  variation...............
 Other liabilities........          16       660           98           2          22         30         8        42       3
                              --------  --------     --------     -------     -------    -------   -------  -------- -------
 TOTAL LIABILITIES........       8,526    16,171          150         235      13,526      1,961       140        42     122
                              --------  --------     --------     -------     -------    -------   -------  -------- -------
NET ASSETS................     648,109   746,057      174,843      32,843      25,838     27,169    43,278   222,790  24,957
                              ========  ========     ========     =======     =======    =======   =======  ======== =======
Shares of beneficial
 interest outstanding.....      31,672    76,387        9,416       3,131       2,360      2,552     3,446    22,279   1,906
                              --------  --------     --------     -------     -------    -------   -------  -------- -------
Net asset value per share.    $  20.46  $   9.77     $  18.57     $ 10.49     $ 10.95    $ 10.64   $ 12.56  $  10.00 $ 13.09
                              ========  ========     ========     =======     =======    =======   =======  ======== =======
Composition of net assets:
 Capital Paid in..........     505,647   735,778      139,525      29,850      23,547     25,024    38,131   222,790  21,589
 Accumulated net realized
  gain/(loss) on
  investments.............      21,596       664       (1,236)     (1,930)        415       (934)      788             1,218
 Undistributed net
  investment income.......                                (50)        (16)        (11)        (7)
 Net unrealized
  appreciation/(depreciation)
  of:
 Investments..............     120,866     9,637       36,601       4,939       1,481      3,110     4,359             2,150
 Foreign currency
  translation.............                                  3                     406        (24)
 Futures contracts........                   (22)
                              --------  --------     --------     -------     -------    -------   -------  -------- -------
Net Assets................    $648,109  $746,057     $174,843     $32,843     $25,838    $27,169   $43,278  $222,790 $24,957
                              ========  ========     ========     =======     =======    =======   =======  ======== =======

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
(000's Omitted)

                                                                              Short-Term
                                 Special    Real Estate  Growth &                U.S.    Small Cap International Equity  Strategic
                              Opportunities   Equity      Income    Managed   Government   Value   Opportunities  Index    Bond
                              ------------- ----------- ---------- ---------- ---------- --------- ------------- ------- ---------
ASSETS
Long Term
 Investments at
 cost.............              $186,351     $137,837   $1,788,348 $2,268,171  $60,923    $16,626     $22,379    $43,241  $16,533
Net unrealized
 appreciation
 (depreciation) of
 investments......                13,747       34,105      588,579    279,915     (376)     2,425       2,813      6,394      147
Short-Term
 Investments at
 market...........                 5,824        2,742       77,820     62,941    1,927      2,076       1,921      3,406    1,196
                                --------     --------   ---------- ----------  -------    -------     -------    -------  -------
 Total
  Investments.....               205,922      174,684    2,454,747  2,611,027   62,474     21,127      27,113     53,041   17,876
Cash..............                    61                         2     13,557                             179         36    1,514
Receivable for:
 Investments sold.                 2,192                                                    1,962          28
 Interest.........                                                     18,329      641                                        219
 Dividends........                    80          937        3,961      1,913                  14          56         69
 Futures contracts
  daily variation.
 Foreign currency
  sold............                    78                                                                   10               5,840
 Other Assets.....                     4                                                                   26                   4
                                --------     --------   ---------- ----------  -------    -------     -------    -------  -------
 TOTAL ASSETS.....              $208,337     $175,621   $2,458,710 $2,644,826  $63,115    $23,103     $27,412    $53,146  $25,453
LIABILITIES
Payables for:
 Investments
  purchased.......                                             114     62,547               2,764         935        791    1,327
 Foreign currency
  purchased.......                    78                                                                   10               5,840
 Future contracts
  daily variation.
 Other
  liabilities.....                    41           28          143        120       35          1          13         20        7
                                --------     --------   ---------- ----------  -------    -------     -------    -------  -------
 TOTAL
  LIABILITIES.....                   119           28          257     62,667       35      2,765         958        811    7,174
                                --------     --------   ---------- ----------  -------    -------     -------    -------  -------
NET ASSETS........               208,218      175,593    2,458,453  2,582,159   63,080     20,338      26,454     52,335   18,279
                                ========     ========   ========== ==========  =======    =======     =======    =======  =======
Shares of
 beneficial
 interest
 outstanding......                13,447       11,654      144,992    181,479    6,287      1,678       2,274      3,962    1,795
                                --------     --------   ---------- ----------  -------    -------     -------    -------  -------
Net asset value
 per share........              $  15.48     $  15.07   $    16.96 $    14.23  $ 10.03    $ 12.12     $ 11.63    $ 13.21  $ 10.18
                                ========     ========   ========== ==========  =======    =======     =======    =======  =======
Composition of net
 assets:
 Capital Paid in..               192,425      139,170    1,768,965  2,258,014   63,511     17,481      23,504     45,323   17,930
 Accumulated net
  realized gain
  (loss) on
  investments.....                 2,065        2,318       99,392     44,230      (55)       432         180        618      205
 Undistributed net
  investment
  income..........                   (19)                    1,517                                        (43)
 Net unrealized
  appreciation/(depreciation)
  of:
 Investments......                13,747       34,105      588,579    279,915     (376)     2,425       2,813      6,394      147
 Foreign currency
  translation.....                                                                                                             (3)
 Futures
  contracts.......
                                --------     --------   ---------- ----------  -------    -------     -------    -------  -------
Net Assets........              $208,218     $175,593   $2,458,453 $2,582,159  $63,080    $20,338     $26,454    $52,335  $18,279
                                ========     ========   ========== ==========  =======    =======     =======    =======  =======

See notes to financial statements.

STATEMENT OF OPERATIONS
(Unaudited)
JOHN HANCOCK VARIABLE SERIES TRUST I
Period Ended June 30, 1997
--------------------------------------------------------------------------------
(000's Omitted)

                              Large Cap Sovereign International Small Cap International Mid Cap  Large Cap Money  Mid Cap
                               Growth     Bond      Equities     Growth     Balanced    Growth     Value   Market  Value
                              --------- --------- ------------- --------- ------------- -------  --------- ------ -------
INVESTMENT INCOME
 Income
 Interest....................  $   283   $27,408     $   160     $    90     $  363     $   18    $  118   $6,100 $   55
 Dividends (Note B)..........    3,450                 1,694          39        184         85       419      --      68
                               -------   -------     -------     -------     ------     ------    ------   ------ ------
                                 3,733    27,408       1,854         129        547        103       537    6,100    123
 Expenses
 Investment advisory fee
  (Note C)...................    1,127       905         468          89        103         85       111      273     70
 Auditors fees...............       12        15           7           5          5          5         5        8      5
 Trustees fees...............        3         2           3           3          3          2         3        3      3
 Custodian fees..............       19       152          83          16         30         32        11       22     12
 Fidelity bond...............                                                                          1
 Printing & mailing fees.....       97       121          42          24         24         24        24       50     23
                               -------   -------     -------     -------     ------     ------    ------   ------ ------
                                 1,258     1,195         603         137        165        148       155      356    113
 Less expenses reimbursed
  (Note C)...................                                         18         32         38         6              21
                               -------   -------     -------     -------     ------     ------    ------   ------ ------
                                 1,258     1,195         603         119        133        110       149      356     92
                               -------   -------     -------     -------     ------     ------    ------   ------ ------
Net Investment Income........    2,475    26,213       1,251          10        414         (7)      388    5,744     31
REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS
 Net realized gain (loss) on
  sales of investments.......   21,596       664      (1,236)     (1,930)       415       (934)      788           1,218
 Increase in unrealized
  appreciation/(depreciation)
  of:
 Investments.................   69,992      (784)     17,631       4,127        570      2,491     3,148           1,119
 Foreign currency
  translation................                                                   342        (22)
                               -------   -------     -------     -------     ------     ------    ------   ------ ------
 Net realized and unrealized
  Gain/(Loss) on investments.   91,588      (120)     16,395       2,197      1,327      1,535     3,936           2,337
                               -------   -------     -------     -------     ------     ------    ------   ------ ------
 Net increase in net assets
  resulting from operations..  $94,063   $26,093     $17,646     $ 2,207     $1,741     $1,528    $4,324   $5,744 $2,368
                               =======   =======     =======     =======     ======     ======    ======   ====== ======

See notes to financial statements.

(Unaudited)
JOHN HANCOCK VARIABLE SERIES TRUST I
Period Ended June 30, 1997
--------------------------------------------------------------------------------
(000's Omitted)

                                                                          Short-Term
                                 Special    Real Estate Growth &             U.S.    Small Cap International Equity Strategic
                              Opportunities   Equity     Income  Managed  Government   Value   Opportunities Index    Bond
                              ------------- ----------- -------- -------- ---------- --------- ------------- ------ ---------
INVESTMENT INCOME
 Income
 Interest...............        $    458      $  190    $  1,711 $ 47,433   $1,836    $   86      $   38     $   26   $ 526
 Dividends (Note B).....             498       4,577      21,400   10,687      --         45         213        294
                                --------      ------    -------- --------   ------    ------      ------     ------   -----
                                     956       4,767      23,111   58,120    1,836       131         251        320     526
 Expenses
 Investment advisory
  fee (Note C)..........             739         477       2,761    4,030      129        57          92         36      56
 Auditors fees..........               7           7          33       37        6         5           5          5       5
 Trustees fees..........               2           3           2        3        3         2           3          2       2
 Custodian fees.........              43          18          55      139       15        12          11         27       6
 Fidelity bond..........               1           1           1        0                  1                      1       1
 Printing & mailing
  fees..................              47          42         316      353       29        23          24         24      23
                                --------      ------    -------- --------   ------    ------      ------     ------   -----
                                     839         548       3,168    4,562      182       100         135         95      93
 Less expenses
  reimbursed (Note C)...                                                                  25          19         95      19
                                --------      ------    -------- --------   ------    ------      ------     ------   -----
                                     839         548       3,168    4,562      182        75         116                 74
                                --------      ------    -------- --------   ------    ------      ------     ------   -----
Net Investment Income...             117       4,219      19,943   53,558    1,654        56         135        320     452
REALIZED AND UNREALIZED
 GAIN/(LOSS) ON
 INVESTMENTS
 Net realized gain
  (loss) on sales of
  investments...........           2,065       2,318      99,392   44,230      (55)      432         180        618     205
 Increase in unrealized
  appreciation/(depreciation)
  of:
 Investments............         (14,976)      2,661     228,651  113,715      (19)    1,725       1,778      5,171    (119)
 Foreign currency
  translation...........                                                                                                 (1)
                                --------      ------    -------- --------   ------    ------      ------     ------   -----
 Net realized and
  unrealized Gain/(Loss)
  on investments........         (12,911)      4,979     328,043  157,945      (74)    2,157       1,958      5,789      85
                                --------      ------    -------- --------   ------    ------      ------     ------   -----
 Net increase/(decrease)
  in net assets
  resulting from
  operations............        $(12,794)     $9,198    $347,986 $211,503   $1,580    $2,213      $2,093     $6,109   $ 537
                                ========      ======    ======== ========   ======    ======      ======     ======   =====

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                 Large Cap Growth           Sovereign Bond        International Equities
                             ------------------------- ------------------------- -------------------------
                              Unaudited                 Unaudited                 Unaudited
                              Six-Month                 Six-Month                 Six-Month
                             Period Ended  Year Ended  Period Ended  Year Ended  Period Ended  Year Ended
                               June 30,   December 31,   June 30,   December 31,   June 30,   December 31,
                                 1997         1996         1997         1996         1997         1996
                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET
 ASSETS
From Operations
 Net investment
  income.........              $  2,475     $  6,033     $ 26,213     $ 49,304     $  1,251     $  1,854
 Net realized
  gain/(loss) on
  sales of
  investments....                21,596       70,842          664        3,975       (1,236)       1,098
 Change in net
  unrealized
  appreciation/(depreciation)
  of investments.                69,992         (979)        (784)     (24,593)      17,631        9,402
 Foreign
  Currency
  Translation....                                                                                     70
                               --------     --------     --------     --------     --------     --------
 Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                94,063       75,896       26,093       28,686       17,646       12,424
Distributions to
 Shareholders
 From:
 Net investment
  income.........                (2,475)      (6,033)     (26,213)     (49,304)      (1,251)      (1,831)
 Realized gain on
  investments....                            (71,587)                   (3,975)
 Capital Paid in.
                               --------     --------     --------     --------     --------     --------
 Decrease in net
  assets
  resulting from
  distributions..                (2,475)     (77,620)     (26,213)     (53,279)      (1,251)      (1,831)
 Capital
  Contribution...
Trust Share
 Transactions
 Proceeds from
  shares sold....                59,332      104,231       33,563       64,307       20,020       37,327
 Distributions
  reinvested.....                 2,475       77,620       26,213       53,279        1,251        1,831
 Payment for
  shares
  redeemed.......               (29,431)     (36,258)     (39,710)     (67,191)     (18,576)     (20,801)
                               --------     --------     --------     --------     --------     --------
 Increase from
  trust share
  transactions...                32,376      145,593       20,066       50,395        2,695       18,357
                               --------     --------     --------     --------     --------     --------
NET INCREASE IN
 NET ASSETS......               123,964      143,869       19,946       25,802       19,090       28,950
NET ASSETS
 Beginning of
  Year...........               524,145      380,276      726,111      700,309      155,753      126,803
                               --------     --------     --------     --------     --------     --------
 End of Year.....              $648,109     $524,145     $746,057     $726,111     $174,843     $155,753
                               ========     ========     ========     ========     ========     ========
Analysis of Trust
 Share
 Transactions:
 Sold............                 3,153        5,608        3,449        6,571        1,184        2,305
 Reinvested......                   131        4,422        2,704        5,466           73          112
 Redeemed........                (1,577)      (1,960)      (4,081)      (6,870)      (1,095)      (1,286)
                               --------     --------     --------     --------     --------     --------
Net increase in
 shares
 outstanding.....                 1,707        8,070        2,072        5,167          162        1,131
                               ========     ========     ========     ========     ========     ========
                                      Small Cap                  International
                                        Growth                      Balanced
                             ---------------------------- ----------------------------
                              Unaudited                    Unaudited
                              Six-Month     Period from    Six-Month     Period from
                             Period Ended May 1, 1996 (*) Period Ended May 1, 1996 (*)
                               June 30,   to December 31,   June 30,   to December 31,
                                 1997          1996           1997          1996
                             ------------ --------------- ------------ ---------------
INCREASE (DECREASE) IN NET
 ASSETS
From Operations
 Net investment
  income.........              $    10        $    11       $   414        $   527
 Net realized
  gain/(loss) on
  sales of
  investments....               (1,930)        (1,491)          415              2
 Change in net
  unrealized
  appreciation/(depreciation)
  of investments.                4,127            811           570            911
 Foreign
  Currency
  Translation....                                               342             64
                             ------------ --------------- ------------ ---------------
 Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                2,207           (669)        1,741          1,504
Distributions to
 Shareholders
 From:
 Net investment
  income.........                  (18)           (18)         (414)          (537)
 Realized gain on
  investments....                                                              (55)
 Capital Paid in.
                             ------------ --------------- ------------ ---------------
 Decrease in net
  assets
  resulting from
  distributions..                  (18)           (18)         (414)          (592)
 Capital
  Contribution...
Trust Share
 Transactions
 Proceeds from
  shares sold....               14,641         27,331         4,199         25,192
 Distributions
  reinvested.....                   18             18           414            592
 Payment for
  shares
  redeemed.......               (4,638)        (6,029)       (4,200)        (2,598)
                             ------------ --------------- ------------ ---------------
 Increase from
  trust share
  transactions...               10,021         21,320           413         23,186
                             ------------ --------------- ------------ ---------------
NET INCREASE IN
 NET ASSETS......               12,210         20,633         1,740         24,098
NET ASSETS
 Beginning of
  Year...........               20,633                       24,098
                             ------------ --------------- ------------ ---------------
 End of Year.....              $32,843        $20,633       $25,838        $24,098
                             ============ =============== ============ ===============
Analysis of Trust
 Share
 Transactions:
 Sold............                1,526          2,681           404          2,515
 Reinvested......                    2              2            39             59
 Redeemed........                 (474)          (606)         (402)          (255)
                             ------------ --------------- ------------ ---------------
Net increase in
 shares
 outstanding.....                1,054          2,077            41          2,319
                             ============ =============== ============ ===============

(*) Commencement of Investment Operations.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                Mid Cap                  Large Cap                                            Mid Cap
                                Growth                     Value                 Money Market                  Value
                       ------------------------- ------------------------- ------------------------- -------------------------
                        Unaudited   Period from   Unaudited   Period from   Unaudited                 Unaudited   Period from
                        Six-Month      May 1,     Six-Month      May 1,     Six-Month                 Six-Month      May 1,
                       Period Ended 1996 (*) to  Period Ended 1996 (*) to  Period Ended  Year Ended  Period Ended 1996 (*) to
                         June 30,   December 31,   June 30,   December 31,   June 30,   December 31,   June 30,   December 31,
                           1997         1996         1997         1996         1997         1996         1997         1996
                       ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET
 ASSETS
From Operations
 Net investment
  income.........        $    (7)     $    47      $   388      $   199      $  5,744    $  10,365     $    31      $    34
 Net realized
  gain/(loss) on
  sales of
  investments....           (934)        (338)         788          209                                  1,218          197
 Change in net
  unrealized
  appreciation/
  (depreciation)
  of investments.          2,491          619        3,148        1,211                                  1,119        1,031
 Foreign Currency
  Translation....            (22)          (2)
                         -------      -------      -------      -------      --------    ---------     -------      -------
 Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....          1,528          326        4,324        1,619         5,744       10,365       2,368        1,262
Distributions to
 Shareholders
 From:
 Net investment
  income.........                         (47)        (388)        (199)       (5,744)     (10,365)        (31)         (34)
 Realized gain on
  investments....                                                  (225)                                               (205)
 Capital Paid in.
                         -------      -------      -------      -------      --------    ---------     -------      -------
 Decrease in net
  assets
  resulting from
  distributions..                         (47)        (388)        (424)       (5,744)     (10,365)        (31)        (239)
 Capital
  Contribution...
Trust Share
 Transactions
 Proceeds from
  shares sold....         11,701       17,779       21,316       22,296        79,952      166,173      16,151       12,553
 Distributions
  reinvested.....                          47          388          424         5,744       10,365          31          239
 Payment for
  shares
  redeemed.......         (2,552)      (1,613)      (2,143)      (4,134)      (76,141)    (149,212)     (4,488)      (2,889)
                         -------      -------      -------      -------      --------    ---------     -------      -------
 Increase from
  trust share
  transactions...          9,149       16,213       19,561       18,586         9,555       27,326      11,694        9,903
                         -------      -------      -------      -------      --------    ---------     -------      -------
NET INCREASE IN
 NET ASSETS......         10,677       16,492       23,497       19,781         9,555       27,326      14,031       10,926
NET ASSETS
 Beginning of
  Year...........         16,492                    19,781                    213,235      185,909      10,926
                         -------      -------      -------      -------      --------    ---------     -------      -------
 End of Year.....        $27,169      $16,492      $43,278      $19,781      $222,790    $ 213,235     $24,957      $10,926
                         =======      =======      =======      =======      ========    =========     =======      =======
Analysis of Trust
 Share
 Transactions:
 Sold............          1,201        1,763        1,810        2,130        16,617       16,617       1,315        1,215
 Reinvested......                           5           33           39         1,037        1,037           2           21
 Redeemed........           (262)        (155)        (181)        (385)      (14,921)     (14,921)       (374)        (273)
                         -------      -------      -------      -------      --------    ---------     -------      -------
Net increase in
 shares
 outstanding.....            939        1,613        1,662        1,784         2,733        2,733         943          963
                         =======      =======      =======      =======      ========    =========     =======      =======
                                Special
                             Opportunities
                       -------------------------
                        Unaudited
                        Six-Month
                       Period Ended  Year Ended
                         June 30,   December 31,
                           1997         1996
                       ------------ ------------
INCREASE (DECREASE) IN NET
 ASSETS
From Operations
 Net investment
  income.........        $    117     $    212
 Net realized
  gain/(loss) on
  sales of
  investments....           2,065        6,812
 Change in net
  unrealized
  appreciation/
  (depreciation)
  of investments.         (14,976)      22,836
 Foreign Currency
  Translation....
                       ------------ ------------
 Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....         (12,794)      29,860
Distributions to
 Shareholders
 From:
 Net investment
  income.........            (136)        (177)
 Realized gain on
  investments....                       (7,290)
 Capital Paid in.
                       ------------ ------------
 Decrease in net
  assets
  resulting from
  distributions..            (136)      (7,467)
 Capital
  Contribution...
Trust Share
 Transactions
 Proceeds from
  shares sold....          43,841      121,171
 Distributions
  reinvested.....             136        7,467
 Payment for
  shares
  redeemed.......         (16,937)     (11,409)
                       ------------ ------------
 Increase from
  trust share
  transactions...          27,040      117,229
                       ------------ ------------
NET INCREASE IN
 NET ASSETS......          14,110      139,622
NET ASSETS
 Beginning of
  Year...........         194,108       54,486
                       ------------ ------------
 End of Year.....        $208,218     $194,108
                       ============ ============
Analysis of Trust
 Share
 Transactions:
 Sold............           2,798        7,921
 Reinvested......               9          452
 Redeemed........          (1,109)        (757)
                       ------------ ------------
Net increase in
 shares
 outstanding.....           1,698        7,616
                       ============ ============

(*) Commencement of Investment Operations

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                Real Estate Equity          Growth & Income               Managed
                             ------------------------- ------------------------- -------------------------
                              Unaudited                 Unaudited                 Unaudited
                              Six-Month                 Six-Month                 Six-Month
                             Period Ended  Year Ended  Period Ended  Year Ended  Period Ended  Year Ended
                               June 30,   December 31,   June 30,   December 31,   June 30,   December 31,
                                 1997         1996         1997         1996         1997         1996
                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE
 (DECREASE) IN
 NET ASSETS
From Operations
 Net investment
  income.........              $  4,219     $  7,277    $   19,943   $   40,433   $   53,558   $   97,874
 Net realized
  gain/(loss) on
  sales of
  investments....                 2,318          663        99,392      214,384       44,230      190,969
 Change in net
  unrealized
  appreciation/(depreciation)
  of investments.                 2,661       28,588       228,651       79,058      113,715      (58,766)
 Foreign
  Currency
  Translation....
                               --------     --------    ----------   ----------   ----------   ----------
 Net increase in
  net assets
  resulting from
  operations.....                 9,198       36,528       347,986      333,875      211,503      230,077
Distributions to
 Shareholders
 From:
 Net investment
  income.........                (4,219)      (7,277)      (19,943)     (40,433)     (53,558)     (97,874)
 Realized gain on
  investments....                               (274)                  (214,837)                 (195,066)
 Capital Paid in.
                               --------     --------    ----------   ----------   ----------   ----------
 Decrease in net
  assets
  resulting from
  distributions..                (4,219)      (7,551)      (19,943)    (255,270)     (53,558)    (292,940)
 Capital
  Contribution...
Trust Share
 Transactions
 Proceeds from
  shares sold....                25,982       21,037       131,752      221,113       91,966      211,434
 Distributions
  reinvested.....                 4,219        7,551        19,943      255,270       53,558      292,940
 Payment for
  shares
  redeemed.......               (10,692)     (15,242)      (69,212)    (105,646)    (107,970)    (148,815)
                               --------     --------    ----------   ----------   ----------   ----------
 Increase from
  trust share
  transactions...                19,509       13,346        82,483      370,737       37,554      355,559
                               --------     --------    ----------   ----------   ----------   ----------
NET INCREASE IN
 NET ASSETS......                24,488       42,323       410,526      449,342      195,499      292,696
NET ASSETS
 Beginning of
  Year...........               151,105      108,782     2,047,927    1,598,585    2,386,660    2,093,964
                               --------     --------    ----------   ----------   ----------   ----------
 End of Year.....              $175,593     $151,105    $2,458,453   $2,047,927   $2,582,159   $2,386,660
                               ========     ========    ==========   ==========   ==========   ==========
Analysis of Trust
 Share
 Transactions:
 Sold............                 1,777        1,675         8,411       14,713        6,717       15,162
 Reinvested......                   287          594         1,269       17,357        3,911       21,665
 Redeemed........                  (735)      (1,245)       (4,436)      (6,988)      (7,894)     (10,626)
                               --------     --------    ----------   ----------   ----------   ----------
Net increase in
 shares
 outstanding.....                 1,329        1,024         5,244       25,082        2,734       26,201
                               ========     ========    ==========   ==========   ==========   ==========
                                    Short-Term
                                       U.S.
                                    Government
                             -------------------------
                              Unaudited
                              Six-Month
                             Period Ended  Year Ended
                               June 30,   December 31,
                                 1997         1996
                             ------------ ------------
INCREASE
 (DECREASE) IN
 NET ASSETS
From Operations
 Net investment
  income.........              $ 1,654      $  1,653
 Net realized
  gain/(loss) on
  sales of
  investments....                  (55)            6
 Change in net
  unrealized
  appreciation/(depreciation)
  of investments.                  (19)         (606)
 Foreign
  Currency
  Translation....
                             ------------ ------------
 Net increase in
  net assets
  resulting from
  operations.....                1,580         1,053
Distributions to
 Shareholders
 From:
 Net investment
  income.........               (1,654)       (1,653)
 Realized gain on
  investments....                                (11)
 Capital Paid in.
                             ------------ ------------
 Decrease in net
  assets
  resulting from
  distributions..               (1,654)       (1,664)
 Capital
  Contribution...
Trust Share
 Transactions
 Proceeds from
  shares sold....                7,649        50,935
 Distributions
  reinvested.....                1,654         1,664
 Payment for
  shares
  redeemed.......               (4,825)      (11,223)
                             ------------ ------------
 Increase from
  trust share
  transactions...                4,478        41,376
                             ------------ ------------
NET INCREASE IN
 NET ASSETS......                4,404        40,765
NET ASSETS
 Beginning of
  Year...........               58,676        17,911
                             ------------ ------------
 End of Year.....              $63,080      $ 58,676
                             ============ ============
Analysis of Trust
 Share
 Transactions:
 Sold............                  763         5,041
 Reinvested......                  165           166
 Redeemed........                 (481)       (1,117)
                             ------------ ------------
Net increase in
 shares
 outstanding.....                  447         4,090
                             ============ ============

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                      Small Cap                  International                    Equity
                                        Value                    Opportunities                    Index
                             ---------------------------- ---------------------------- ----------------------------
                              Unaudited                    Unaudited                    Unaudited
                              Six-Month     Period from    Six-Month     Period from    Six-Month     Period from
                             Period Ended May 1, 1996 (*) Period Ended May 1, 1996 (*) Period Ended May 1, 1996 (*)
                               June 30,   to December 31,   June 30,   to December 31,   June 30,   to December 31,
                                 1997          1996           1997          1996           1997          1996
                             ------------ --------------- ------------ --------------- ------------ ---------------
INCREASE (DECREASE) IN NET
 ASSETS
From Operations
 Net investment
  income.........              $    56        $    63       $   135        $    84       $   320        $   159
 Net realized
  gain/(loss) on
  sales of
  investments....                  432            217           180            (40)          618             89
 Change in net
  unrealized
  appreciation/(depreciation)
  of investments.                1,725            700         1,778          1,035         5,171          1,223
 Foreign
  Currency
  Translation....
                               -------        -------       -------        -------       -------        -------
 Net increase in
  net assets
  resulting from
  operations.....                2,213            980         2,093          1,079         6,109          1,471
Distributions to
 Shareholders
 From:
 Net investment
  income.........                  (56)           (63)         (135)          (103)         (320)          (159)
 Realized gain on
  investments....                                (217)                                                     (127)
 Capital Paid in.                                                                                           (84)
                               -------        -------       -------        -------       -------        -------
 Decrease in net
  assets
  resulting from
  distributions..                  (56)          (280)         (135)          (103)         (320)          (370)
 Capital
  Contribution...                                                                             94             84
Trust Share
 Transactions
 Proceeds from
  shares sold....               10,422         13,755        14,752         22,695        35,018         17,391
 Distributions
  reinvested.....                   56            280           135            103           320            370
 Payment for
  shares
  redeemed.......               (2,838)        (4,194)       (8,289)        (5,876)       (3,536)        (4,296)
                               -------        -------       -------        -------       -------        -------
 Increase from
  trust share
  transactions...                7,640          9,841         6,598         16,922        31,896         13,549
                               -------        -------       -------        -------       -------        -------
NET INCREASE IN
 NET ASSETS......                9,797         10,541         8,556         17,898        37,685         14,650
NET ASSETS
 Beginning of
  Year...........               10,541                       17,898                       14,650
                               -------        -------       -------        -------       -------        -------
 End of Year.....              $20,338        $10,541       $26,454        $17,898       $52,335        $14,650
                               =======        =======       =======        =======       =======        =======
Analysis of Trust
 Share
 Transactions:
 Sold............                  950          1,357         1,356          2,253         2,915          1,681
 Reinvested......                    5             26            12             10            26             34
 Redeemed........                 (260)          (401)         (783)          (574)         (299)          (395)
                               -------        -------       -------        -------       -------        -------
Net increase in
 shares
 outstanding.....                  695            982           585          1,689         2,642          1,320
                               =======        =======       =======        =======       =======        =======
                                      Strategic
                                         Bond
                             ----------------------------
                              Unaudited
                              Six-Month     Period from
                             Period Ended May 1, 1996 (*)
                               June 30,   to December 31,
                                 1997          1996
                             ------------ ---------------
INCREASE (DECREASE) IN NET
 ASSETS
From Operations
 Net investment
  income.........              $   452        $   529
 Net realized
  gain/(loss) on
  sales of
  investments....                  205            148
 Change in net
  unrealized
  appreciation/(depreciation)
  of investments.                 (119)           266
 Foreign
  Currency
  Translation....                   (1)            (2)
                             ------------ ---------------
 Net increase in
  net assets
  resulting from
  operations.....                  537            941
Distributions to
 Shareholders
 From:
 Net investment
  income.........                 (452)          (529)
 Realized gain on
  investments....                                (150)
 Capital Paid in.
                             ------------ ---------------
 Decrease in net
  assets
  resulting from
  distributions..                 (452)          (679)
 Capital
  Contribution...
Trust Share
 Transactions
 Proceeds from
  shares sold....               10,166         19,757
 Distributions
  reinvested.....                  452            679
 Payment for
  shares
  redeemed.......               (5,331)        (7,791)
                             ------------ ---------------
 Increase from
  trust share
  transactions...                5,287         12,645
                             ------------ ---------------
NET INCREASE IN
 NET ASSETS......                5,372         12,907
NET ASSETS
 Beginning of
  Year...........               12,907
                             ------------ ---------------
 End of Year.....              $18,279        $12,907
                             ============ ===============
Analysis of Trust
 Share
 Transactions:
 Sold............                1,003          1,963
 Reinvested......                   45             67
 Redeemed........                 (524)          (759)
                             ------------ ---------------
Net increase in
 shares
 outstanding.....                  524          1,271
                             ============ ===============

(*) Commencement of Investment Operations

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                Income from Investment Operations                     Less Distributions
                             --------------------------------------- -----------------------------------------------------
                                          Net Realized
                   Net Asset                   and          Total    Distribution Distribution Distributions
                   Value at     Net        Unrealized        From      From Net     From Net       From
                   Beginning Investment    Gain (Loss)    Investment  Investment    Gains on      Capital        Total
                   of Period   Income   on Investments(a) Operations    Income    Investments     Paid in    Distributions
                   --------- ---------- ----------------- ---------- ------------ ------------ ------------- -------------
Large Cap Growth
 Unaudited Period Ended
 June 30, 1997...   $17.49     $0.03          $2.97         $3.00       $(0.03)      $ --          $ --         $(0.03)
 Year Ended December 31,
 1996............    17.37      0.25           2.89          3.14        (0.25)      (2.77)          --          (3.02)
 1995............    14.41      0.44           4.06          4.50        (0.44)      (0.84)        (0.26)        (1.54)
 1994............    15.38      0.39          (0.54)        (0.15)       (0.39)      (0.43)          --          (0.82)
 1993............    14.43      0.33           1.64          1.97        (0.33)      (0.69)          --          (1.02)
--------------------------------------------------------------------------------------------------------------------------
Sovereign Bond
 Unaudited Period Ended
 June 30, 1997...     9.77      0.11            --           0.11        (0.11)        --            --          (0.11)
 Year Ended December 31,
 1996............    10.13      0.69          (0.31)         0.38        (0.69)      (0.05)          --          (0.74)
 1995............     9.19      0.71           1.03          1.74        (0.71)      (0.09)          --          (0.80)
 1994............    10.14      0.70          (0.95)        (0.25)       (0.70)        --            --          (0.70)
 1993............     9.84      0.73           0.30          1.03        (0.73)        --            --          (0.73)
--------------------------------------------------------------------------------------------------------------------------
International Equities
 Unaudited Period Ended
 June 30, 1997...    16.83      0.07           1.74          1.81        (0.07)        --            --          (0.07)
 Year Ended December 31,
 1996............    15.61      0.21           1.22          1.43        (0.21)        --            --          (0.21)
 1995............    14.62      0.17           0.99          1.16        (0.16)        --          (0.01)        (0.17)
 1994............    15.85      0.12          (1.10)        (0.98)       (0.12)      (0.13)          --          (0.25)
 1993............    12.25      0.03           3.91          3.94        (0.03)      (0.31)          --          (0.34)
--------------------------------------------------------------------------------------------------------------------------
Small Cap Growth
 Unaudited Period Ended
 June 30, 1997...     9.93      0.01           0.56          0.57        (0.01)        --            --          (0.01)
 Period from May 1, to
 December 31,
  1996 (c).......    10.00      0.01         (0.06)         (0.05)       (0.02)        --            --          (0.02)
--------------------------------------------------------------------------------------------------------------------------
                                                                 Ratios/Supplemental Data
                                                      ----------------------------------------------------
                              Number of                                               Net
                   Net Asset   Shares                  Net Assets    Operating     Investment
                   Value at  Outstanding   Total      End of Period Expenses to    Income to   Portfolio    Average
                      End      (000's    Investment      (000's       Average       Average    Turnover    Commission
                   of Period  Omitted)   Return(b)      Omitted)    Net Assets     Net Assets    Rate       Rate(t)
                   --------- ----------- ------------ ------------- -------------- ----------- ----------- ----------
Large Cap Growth
 Unaudited Period Ended
 June 30, 1997...   $20.46     31,672      17.49%(e)    $648,109       0.44%(d)      0.86%(d)    52.26%(e)   $0.04
 Year Ended December 31,
 1996............    17.49     29,965      18.27%        524,145       0.44%         1.35%      135.98%       0.04
 1995............    17.37     21,895      31.64%        380,276       0.47%         2.70%       90.18%
 1994............    14.41     15,546      (0.98%)       223,957       0.47%         2.69%       80.51%
 1993............    15.38      9,833      13.80%        151,207       0.50%         2.21%       61.53%
--------------------------------------------------------------------------------------------------------------------------
Sovereign Bond
 Unaudited Period Ended
 June 30, 1997...     9.77     76,387       3.62%(e)     746,057       0.33%(d)      7.18%(d)    67.36%(e)     --
 Year Ended December 31,
 1996............     9.77     74,315       4.10%        726,111       0.29%         7.07%      119.12%        --
 1995............    10.13     69,148      19.55%        700,309       0.30%         7.20%       63.31%        --
 1994............     9.19     63,907      (2.57%)       587,077       0.29%         7.27%       21.80%        --
 1993............    10.14     61,046      10.77%        619,200       0.28%         7.22%       21.05%        --
--------------------------------------------------------------------------------------------------------------------------
International Equities
 Unaudited Period Ended
 June 30, 1997...    18.57      9,416      11.18%(e)     174,843       0.77%(d)      1.59%(d)    33.71%(e)    0.02
 Year Ended December 31,
 1996............    16.83      9,254       9.19%        155,753       0.76%         1.30%       92.03%       0.02
 1995............    15.61      8,123       8.01%        126,803       0.84%(g)      1.34%       65.82%        --
 1994............    14.62      8,162      (6.26%)       119,331       0.85%(g)      0.85%       78.21%        --
 1993............    15.85      3,574      32.08%         56,652       0.85%(g)      0.26%       65.57%        --
--------------------------------------------------------------------------------------------------------------------------
Small Cap Growth
 Unaudited Period Ended
 June 30, 1997...    10.49      3,131       5.66%(e)      32,843       1.00%(d)(k)   0.08%(d)    51.22%(e)    0.07
 Period from May 1, to
 December 31,
  1996 (c).......     9.93      2,077      (0.50%)(e)     20,633       1.00%(d)(k)   0.12%(d)    50.93%(e)    0.07
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                Income from Investment Operations                     Less Distributions
                             --------------------------------------- -----------------------------------------------------
                                          Net Realized
                   Net Asset                   and          Total    Distribution Distribution Distributions
                   Value at     Net        Unrealized        From      From Net     From Net       From
                   Beginning Investment    Gain (Loss)    Investment  Investment    Gains on      Capital        Total
                   of Period   Income   on Investments(a) Operations    Income    Investments     Paid in    Distributions
                   --------- ---------- ----------------- ---------- ------------ ------------ ------------- -------------
International Balanced
 Unaudited Period Ended
 June 30, 1997...   $10.39     $0.08          $0.56         $0.64       $(0.08)       $ --         $ --         $(0.08)
 Period from May 1, to
 December 31,
  1996 (c).......    10.00      0.24           0.41          0.65        (0.24)       (0.02)         --          (0.26)
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
 Unaudited Period Ended
 June 30, 1997...    10.22       --            0.42          0.42          --           --           --            --
 Period from May 1, to
 December 31,
  1996 (c).......    10.00      0.05           0.22          0.27        (0.05)         --           --          (0.05)
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value
 Unaudited Period Ended
 June 30, 1997...    11.09      0.06           1.47          1.53        (0.06)         --           --          (0.06)
 Period from May 1, to
 December 31,
  1996 (c).......    10.00      0.16           1.22          1.38        (0.16)      (0.13)          --          (0.29)
--------------------------------------------------------------------------------------------------------------------------
Money Market
 Unaudited Period Ended
 June 30, 1997...    10.00      0.09            --           0.09        (0.09)         --           --          (0.09)
 Year Ended December 31,
 1996............    10.00      0.52            --           0.52        (0.52)         --           --          (0.52)
 1995............    10.00      0.57            --           0.57        (0.57)         --           --          (0.57)
 1994............    10.00      0.40            --           0.40        (0.40)         --           --          (0.40)
 1993............    10.00      0.30            --           0.30        (0.30)         --           --          (0.30)
--------------------------------------------------------------------------------------------------------------------------
                                                                Ratios/Supplemental Data
                                                     -----------------------------------------------------
                              Number of                                              Net
                   Net Asset   Shares                 Net Assets    Operating     Investment
                   Value at  Outstanding   Total     End of Period Expenses to    Income to    Portfolio    Average
                      End      (000's    Investment     (000's       Average       Average     Turnover    Commission
                   of Period  Omitted)   Return (b)    Omitted)    Net Assets     Net Assets     Rate       Rate(t)
                   --------- ----------- ----------- ------------- -------------- ------------ ----------- ----------
International Balanced
 Unaudited Period Ended
 June 30, 1997...   $10.95      2,360       7.13%(e)    $25,838       1.10%(d)(l)    3.40%(d)   40.94%(e)    $0.03
 Period from May 1, to
 December 31,
  1996 (c).......    10.39      2,319       6.73%(e)     24,098       1.10%(d)(l)    3.59%(d)   22.21%(e)     0.02
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
 Unaudited Period Ended
 June 30, 1997...    10.64      2,552       4.13%(e)     27,169       1.10%(d)(m)   (0.07%)(d)  51.79%(e)     0.04
 Period from May 1, to
 December 31,
  1996 (c).......    10.22      1,613       2.69%(e)     16,492       1.10%(d)(m)    0.92%(d)   71.25%(e)     0.03
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value
 Unaudited Period Ended
 June 30, 1997...    12.56      3,446      14.65%(e)     43,278       1.00%(d)(n)    1.93%(d)   11.31%(e)     0.03
 Period from May 1, to
 December 31,
  1996 (c).......    11.09      1,784      13.90%(e)     19,781       1.00%(d)(n)    2.74%(d)   19.95%(e)     0.03
--------------------------------------------------------------------------------------------------------------------------
Money Market
 Unaudited Period Ended
 June 30, 1997...    10.00     22,279       2.62%(e)    222,790       0.32%(d)       5.21%(d)      --          --
 Year Ended December 31,
 1996............    10.00     21,324       5.32%       213,235       0.30%          5.20%         --          --
 1995............    10.00     18,591       5.78%       185,909       0.35%          5.62%         --          --
 1994............    10.00     14,867       4.03%       148,668       0.32%          4.05%         --          --
 1993............    10.00     11,618       3.06%       116,190       0.35%          3.01%         --          --
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                Income from Investment Operations                     Less Distributions
                             --------------------------------------- -----------------------------------------------------
                                          Net Realized
                   Net Asset                   and          Total    Distribution Distribution Distributions
                   Value at     Net        Unrealized        From      From Net     From Net       From
                   Beginning Investment    Gain/(Loss)    Investment  Investment    Gains on      Capital        Total
                   of Period   Income   on Investments(a) Operations    Income    Investments     Paid in    Distributions
                   --------- ---------- ----------------- ---------- ------------ ------------ ------------- -------------
Mid Cap Value
 Unaudited Period Ended
 June 30, 1997...   $11.35     $0.01          $1.74         $1.75       $(0.01)      $  --        $  --         $(0.01)
 Period from May 1, to
 December 31,
 1996 (c)........    10.00      0.04           1.57          1.61        (0.04)       (0.22)         --          (0.26)
--------------------------------------------------------------------------------------------------------------------------
Special Opportunities
 Unaudited Period Ended
 June 30, 1997...    16.52       --           (1.04)        (1.04)         --           --           --            --
 Year Ended December 31,
 1996............    13.18      0.02           3.99          4.01        (0.02)       (0.65)         --          (0.67)
 1995............     9.94     (0.01)          3.58          3.57          --         (0.32)       (0.01)        (0.33)
 Period from May 1, to
 December 31,
 1994 (c)........    10.00      0.11          (0.06)         0.05          --         (0.11)         --          (0.11)
--------------------------------------------------------------------------------------------------------------------------
Real Estate Equity
 Unaudited Period Ended
 June 30, 1997...   $14.64      0.17           0.43          0.60        (0.17)         --           --          (0.17)
 Year Ended December 31,
 1996............    11.70      0.76           2.97          3.73        (0.76)       (0.03)         --          (0.79)
 1995............    11.16      0.77           0.54          1.31        (0.77)         --           --          (0.77)
 1994............    11.52      0.66          (0.34)         0.32        (0.66)       (0.02)         --          (0.68)
 1993............    10.27      0.52           1.26          1.78        (0.52)       (0.01)         --          (0.53)
--------------------------------------------------------------------------------------------------------------------------
Growth & Income
 Unaudited Period Ended
 June 30, 1997...    14.65      0.05           2.31          2.36        (0.05)         --           --          (0.05)
 Year Ended December 31,
 1996............    13.94      0.34           2.43          2.77        (0.34)       (1.72)         --          (2.06)
 1995............    11.50      0.36           3.53          3.89        (0.36)       (1.09)         --          (1.45)
 1994............    12.39      0.34          (0.41)        (0.07)       (0.34)       (0.48)         --          (0.82)
 1993............    11.99      0.32           1.27          1.59        (0.32)       (0.87)         --          (1.19)
                                                                 Ratios/Supplemental Data
                                                      ----------------------------------------------------
                              Number of                                               Net
                   Net Asset   Shares                  Net Assets    Operating     Investment
                   Value at  Outstanding   Total      End of Period Expenses to    Income to   Portfolio    Average
                      End      (000's    Investment      (000's       Average       Average    Turnover    Commission
                   of Period  Omitted)   Return(b)      Omitted)    Net Assets     Net Assets    Rate       Rate(t)
                   --------- ----------- ------------ ------------- -------------- ----------- ----------- ----------
Mid Cap Value
 Unaudited Period Ended
 June 30, 1997...   $13.09       1,906     15.54%(e)       24,957      1.05%(d)(o)    0.36%(d)   36.30%(e)   $0.06
 Period from May 1, to
 December 31,
 1996 (c)........    11.35         963     16.16%(e)       10,926      1.05%(d)(o)    0.69%(d)   62.99%(e)    0.06
--------------------------------------------------------------------------------------------------------------------------
Special Opportunities
 Unaudited Period Ended
 June 30, 1997...    15.48      13,447     (6.21%)(e)     208,218      0.65%(d)       0.12%(d)  192.12%(e)    0.06
 Year Ended December 31,
 1996............    16.52      11,749     30.33%         194,108      0.84%          0.18%     217.84%       0.06
 1995............    13.18       4,133     35.96%          54,486      1.00%(h)      (0.11%)    139.31%        --
 Period from May 1, to
 December 31,
 1994 (c)........     9.94         722      0.56%(e)        7,181      1.00%(d)(h)    1.51%(d)   26.54%(e)     --
--------------------------------------------------------------------------------------------------------------------------
Real Estate Equity
 Unaudited Period Ended
 June 30, 1997...    15.07      11,654      5.62%(e)      175,593      0.68%(d)       2.62%(d)    8.71%(e)    0.05
 Year Ended December 31,
 1996............    14.64      10,325     33.07%         151,105      0.69%          6.14%      18.37%       0.04
 1995............    11.70       9,301     12.31%         108,782      0.73%          6.85%      19.81%
 1994............    11.16      10,178      2.86%         113,545      0.71%          5.94%      22.36%
 1993............    11.52       7,061     17.29%          81,306      0.83%          4.80%       9.79%
--------------------------------------------------------------------------------------------------------------------------
Growth & Income
 Unaudited Period Ended
 June 30, 1997...    16.96     144,992     16.74%(e)    2,458,453      0.28%(d)       1.79%(d)  $36.47%(e)    0.05
 Year Ended December 31,
 1996............    14.65     139,748     20.10%       2,047,927      0.27%          2.24%      81.02%       0.04
 1995............    13.94     114,666     34.21%       1,598,585      0.28%          2.70%      73.54%
 1994............    11.50      97,361     (0.56%)      1,119,864      0.27%          2.80%      64.12%
 1993............    12.39      84,788     13.33%       1,050,349      0.28%          2.56%      70.27%

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                Income from Investment Operations                     Less Distributions
                             --------------------------------------- -----------------------------------------------------
                                          Net Realized
                   Net Asset                   and          Total    Distribution Distribution Distributions
                   Value at     Net        Unrealized        From      From Net     From Net       From
                   Beginning Investment    Gain (Loss)    Investment  Investment    Gains on      Capital        Total
                   of Period   Income   on Investments(a) Operations    Income    Investments     Paid in    Distributions
                   --------- ---------- ----------------- ---------- ------------ ------------ ------------- -------------
Managed
 Unaudited Period Ended
 June 30, 1997...   $13.35     $0.10          $0.88         $0.98       $(0.10)       $--          $--          $(0.10)
 Year Ended December 31,
 1996............    13.73      0.61           0.81          1.42        (0.61)      (1.19)         --           (1.80)
 1995............    11.96      0.62           2.56          3.18        (0.62)      (0.79)         --           (1.41)
 1994............    12.81      0.55          (0.83)        (0.28)       (0.55)      (0.02)         --           (0.57)
 1993............    12.41      0.52           0.90          1.42        (0.52)      (0.50)         --           (1.02)
--------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Government
 Unaudited Period Ended
 June 30, 1997...    10.05      0.10          (0.02)         0.08        (0.10)        --           --           (0.10)
 Year Ended December 31,
 1996............    10.23      0.54          (0.18)         0.36        (0.54)        --           --           (0.54)
 1995............     9.66      0.50           0.59          1.09        (0.50)      (0.02)         -- (f)       (0.52)
 Period from May 1,
 to December 31,
  1994 (c).......    10.00      0.37          (0.34)         0.03        (0.37)        --           --           (0.37)
--------------------------------------------------------------------------------------------------------------------------
Small Cap Value
 Unaudited Period Ended
 June 30, 1997...    10.73      0.02           1.39          1.41        (0.02)        --           --           (0.02)
 Period from May 1,
 to December 31,
  1996 (c).......    10.00      0.07           0.96          1.03        (0.07)      (0.23)         --           (0.30)
--------------------------------------------------------------------------------------------------------------------------
International Opportunities
 Unaudited Period Ended
 June 30, 1997...    10.60      0.03           1.04          1.07        (0.04)        --           --           (0.04)
 Period from May 1,
 to December 31,
  1996 (c).......    10.00      0.07           0.60          0.67        (0.07)        --           --           (0.07)
--------------------------------------------------------------------------------------------------------------------------
                                                                Ratios/Supplemental Data
                                                     ----------------------------------------------------
                              Number of                                              Net
                   Net Asset   Shares                 Net Assets    Operating     Investment
                   Value at  Outstanding   Total     End of Period Expenses to    Income to   Portfolio    Average
                      End      (000's    Investment     (000's       Average       Average    Turnover    Commission
                   of Period  Omitted)   Return(b)     Omitted)    Net Assets     Net Assets    Rate       Rate(t)
                   --------- ----------- ----------- ------------- -------------- ----------- ----------- ----------
Managed
 Unaudited Period Ended
 June 30, 1997...   $14.23     181,479      8.90%(e)  $2,582,159      0.37%(d)      4.36%(d)   112.69%(e)   $0.05
 Year Ended December 31,
 1996............    13.35     178,745     10.72%      2,386,660      0.36%         4.41%      113.61%       0.06
 1995............    13.73     152,544     27.09%      2,093,964      0.38%         4.66%      187.67%
 1994............    11.96     134,588     (2.23%)     1,609,939      0.37%         4.50%       90.41%
 1993............    12.81     116,985     11.60%      1,498,876      0.38%         4.07%       63.74%
--------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Government
 Unaudited Period Ended
 June 30, 1997...    10.03       6,287      2.62%(e)      63,080      0.55%(d)(j)   5.47%(d)    12.96%(e)     --
 Year Ended December 31,
 1996............    10.05       5,840      3.61%         58,676      0.75%(d)(j)   5.66%(d)    20.29%        --
 1995............    10.23       1,750     11.49%         17,911      0.75%(j)      5.52%      109.77%
 Period from May 1,
 to December 31,
  1994 (c).......     9.66         178      0.33%(e)       1,718      0.75%(d)(j)   5.82%(d)    11.22%(e)
--------------------------------------------------------------------------------------------------------------------------
Small Cap Value
 Unaudited Period Ended
 June 30, 1997...    12.12       1,678     13.40%(e)      20,338      1.05%(d)(p)   0.77%(d)    58.02%(e)    0.06
 Period from May 1,
 to December 31,
  1996 (c).......    10.73         982     10.33%(e)      10,541      1.05%(d)(p)   1.15%(d)    66.31%(e)    0.06
--------------------------------------------------------------------------------------------------------------------------
International Opportunities
 Unaudited Period Ended
 June 30, 1997...    11.63       2,274     10.53%(e)      26,454      1.25%(d)(q)   1.45%(d)     8.11%(e)    0.03
 Period from May 1,
 to December 31,
  1996 (c).......    10.60       1,689      6.72%(e)      17,898      1.25%(d)(q)   0.87%(d)     5.46%(e)    0.03
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
-------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                Income from Investment Operations                     Less Distributions
                             --------------------------------------- -----------------------------------------------------
                                          Net Realized
                   Net Asset                   and          Total    Distribution Distribution Distributions
                   Value at     Net        Unrealized        From      From Net     From Net       From
                   Beginning Investment    Gain (Loss)    Investment  Investment    Gains on      Capital        Total
                   of Period   Income   on Investments(a) Operations    Income    Investments     Paid in    Distributions
                   --------- ---------- ----------------- ---------- ------------ ------------ ------------- -------------
Equity Index
 Unaudited Period
 Ended June 30,
 1997............   $11.10     $0.05          $2.11         $2.16       $(0.05)      $  --        $  --         $(0.05)
 Period from May 1,
 to December 31,
 1996 (c)........    10.00      0.15           1.26          1.41        (0.15)       (0.10)       (0.06)        (0.31)
--------------------------------------------------------------------------------------------------------------------------
Strategic Bond
 Unaudited Period
 Ended June 30,
 1997............    10.16      0.10           0.02          0.12        (0.10)         --           --          (0.10)
 Period from May 1,
 to December 31,
 1996 (c)........    10.00      0.38           0.28          0.66        (0.38)       (0.12)         --          (0.50)
--------------------------------------------------------------------------------------------------------------------------
                                                                   Ratios/Supplemental Data
                                                        ----------------------------------------------------
                              Number of                                                 Net
                   Net Asset   Shares                    Net Assets    Operating     Investment
                   Value at  Outstanding   Total        End of Period Expenses to    Income to   Portfolio    Average
                      End      (000's    Investment        (000's       Average       Average    Turnover    Commission
                   of Period  Omitted)   Return(b)        Omitted)    Net Assets     Net Assets    Rate       Rate(t)
                   --------- ----------- -------------- ------------- -------------- ----------- ----------- ----------
Equity Index
 Unaudited Period
 Ended June 30,
 1997............   $13.21      3,962      20.17%(e)(v)    $52,335       0.00%(d)(r)   2.09%(d)    33.55%(e)   $0.02
 Period from May 1,
 to December 31,
 1996 (c)........    11.10      1,320      14.23%(e)(u)     14,650       0.00%(d)(r)   2.47%(d)    15.72%(e)    0.02
--------------------------------------------------------------------------------------------------------------------------
Strategic Bond
 Unaudited Period
 Ended June 30,
 1997............    10.18      1,795       3.27%(e)        18,279       1.00%(d)(s)   6.02%(d)    55.74%(e)     --
 Period from May 1,
 to December 31,
 1996 (c)........    10.16      1,271       3.71%(e)        12,907       1.00%(d)(s)   6.05%(d)   171.39%(e)     --
--------------------------------------------------------------------------------------------------------------------------

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuation market values of the portfolio.
(b) The performance of the portfolios shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) Commencement of investment operations.
(d) Annualized.
(e) Not annualized.
(f) Amount is less than a penny per share.
(g) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .87%, .87%, and 1.13% for the years ended December 31, 1995, 1994, 1993, respectively.
(h) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.91%, and 6.05% for the years ended December 31, 1995, and 1994, respectively.
(j) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .60% for the period ended June 30, 1997, and .79%, 1.83%, and 13.60%, for the years ended December 31, 1996, 1995, and 1994, respectively.
(k) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.15% for the period ended June 30, 1997, and 1.55%, for the year ended December 31, 1996.
(l) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.36% for the period ended June 30, 1997, and 1.44% for the year ended December 31, 1996.

(m) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.47% for the period ended June 30, 1997, and 2.34%, for year ended December 31, 1996.
(n) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.04% for the period ended June 30, 1997, and 2.74%, for the year ended December 31, 1996.
(o) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.29% for the period ended June 30, 1997, and 2.15%, for the year ended December 31, 1996.
(p) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.39% for the period ended June 30, 1997, and 2.06%, for the year ended December 31, 1996.
(q) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.44% for the period ended June 30, 1997, and 2.76%, for the year ended December 31, 1996.
(r) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .62% for the period ended June 30, 1997, and 1.85%, for the year ended December 31, 1996.
(s) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.24% for the period ended June 30, 1997, and 1.57%, for the year ended December 31, 1996.
(t) Average Commission rate is calculated for equity funds with a fiscal year beginning on or after September 1, 1995.
(u) The Total Return includes the effect of the capital contribution of $.06 per share. The total Investment Return without the capital contribution would have been 13.59%.
(v) The Total Return includes the effect of the capital contribution of $.02 per share. The total Investment Return without the capital contribution would have been 19.95%.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO

                                                                         Market
                        Name of Issuer                     Shares         Value
                                                                         (000's)
COMMON STOCK
Aerospace-3.0%
   Northrop Grumman Corp. ..........................        58,200       $ 5,111
   United Technologies Corp. .......................       169,600        14,077
                                                                         -------
                                                                          19,188
Automotive and Rubber-0.6%
   Ford Motor Co. ..................................        99,300         3,749
   General Motors Corp. ............................         2,600           145
                                                                         -------
                                                                           3,894
Banks and Finance-2.0%
   BankAmerica Corp. ...............................       133,600         8,626
   Chase Manhattan Corp. ...........................        21,100         2,048
   MBNA Corp. ......................................        64,300         2,355
                                                                         -------
                                                                          13,029
Chemicals-2.8%
   Air Products & Chemicals, Inc. ..................        93,400         7,589
   E.I. du Pont de Nemours & Co. ...................        32,800         2,062
   Monsanto Co. ....................................       105,100         4,526
   Praxair, Inc. ...................................        69,600         3,898
                                                                         -------
                                                                          18,075
Computer Software and Services-9.0%
   Adobe Systems, Inc. .............................        78,400         2,749
   Cadence Design Systems, Inc. * ..................       172,000         5,762
   Computer Associates International, Inc. .........       124,200         6,916
   Electronic Data Systems Corp. ...................       124,000         5,084
   Microsoft Corp. .................................       186,600        23,581
   Oracle Corp. * ..................................       115,000         5,793
   Parametric Technology Co. * .....................       140,900         5,997
   Peoplesoft, Inc. ................................        28,900         1,524
   Policy Management Systems Corp. * ...............        24,400         1,147
                                                                         -------
                                                                          58,553
Computers & Office Equipment-7.0%
   Cisco Systems, Inc. * ...........................        83,000         5,571
   Compaq Computer Corp. * .........................       112,200        11,136
   Dell Computer Corp. * ...........................        14,900         1,750
   Hewlett-Packard Co. .............................       198,800        11,133
   Komag, Inc. * ...................................        44,600           730
   Pitney Bowes, Inc. ..............................        23,700         1,647
   Sun Microsystems, Inc. * ........................        85,400         3,178
   Xerox Corp. .....................................       128,400        10,128
                                                                         -------
                                                                          45,273
Diversified Operations-7.8%
   Corning, Inc. ...................................        59,500         3,310
   General Electric Co. ............................       519,000        33,929
   Raychem Corp. ...................................       102,400         7,616
   Textron, Inc. ...................................        82,300         5,463
   Trinity Industries, Inc. ........................           400            13
                                                                         -------
                                                                          50,331
Electronic Products-5.5%
   Analog Devices, Inc. * ..........................        53,800         1,429
   Applied Materials, Inc. * .......................        60,000         4,249
   Honeywell, Inc. .................................        85,300         6,472
   Intel Corp. .....................................       154,600        21,924
   Mentor Graphics Corp. * .........................       142,300         1,316
                                                                         -------
                                                                          35,390

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO

                                                                         Market
                        Name of Issuer                     Shares         Value
                                                                         (000's)
COMMON STOCK-CONTINUED

Financial Services-1.3%
   American Express Co. ..............................       14,100     $  1,050
   Morgan Stanley, Dean Witter, Discover & Co. .......      176,500        7,601
                                                                        --------
                                                                           8,651
Food, Beverage and Tobacco-5.2%
   ConAgra, Inc. .....................................       61,100        3,918
   General Mills, Inc. ...............................      225,400       14,679
   Philip Morris Cos., Inc. ..........................      227,400       10,091
   UST, Inc. .........................................      169,600        4,706
                                                                        --------
                                                                          33,394
Foreign-1.2%
   Glaxo Wellcome plc - ADR ..........................      186,600        7,802

Health Products and Services-22.1%
   Abbott Laboratories ...............................      220,900       14,745
   Allegiance Corp. ..................................      125,400        3,417
   Alza Corp. * ......................................      131,700        3,819
   Amgen, Inc. * .....................................       61,100        3,551
   Becton, Dickinson & Co. ...........................       41,400        2,096
   Biogen, Inc. * ....................................       25,800          874
   Bristol-Myers Squibb Co. ..........................      112,800        9,137
   Cardinal Health, Inc. .............................       68,700        3,933
   Chiron Corp. * ....................................       71,100        1,484
   Columbia/HCA Healthcare Corp. .....................       86,600        3,404
   Guidant Corp. .....................................       97,900        8,322
   Health Management Associates, Inc. - Cl. A* .......      106,200        3,027
   HEALTHSOUTH Corp. * ...............................      293,200        7,312
   Johnson & Johnson .................................      336,200       21,643
   Medtronic, Inc. ...................................       50,300        4,074
   Merck & Co., Inc. .................................      289,700       29,983
   Schering-Plough Corp. .............................      182,200        8,723
   United Healthcare Corp. ...........................       45,000        2,340
   Warner-Lambert Co. ................................       88,500       10,996
                                                                        --------
                                                                         142,880
Insurance-4.9%
   Cigna Corp. .......................................       41,700        7,402
   Equitable Cos., Inc. ..............................       57,400        1,909
   General Re Corp. ..................................       57,700       10,501
   Hartford Financial Services Group, Inc. ...........       72,300        5,983
   Marsh & McLennan Cos., Inc. .......................       86,400        6,167
                                                                        --------
                                                                          31,962
Lodging and Restaurants-2.8%
   HFS, Inc. * .......................................      157,400        9,129
   Hilton Hotels Corp. ...............................      167,700        4,455
   Promus Hotel Corp. * ..............................      119,900        4,646
                                                                        --------
                                                                          18,230
Machinery and Equipment-2.0%
   Allied Signal, Inc. ...............................       47,000        3,948
   Cooper Industries, Inc. ...........................       45,400        2,259
   Durco International, Inc. .........................       24,300          711
   Perkin-Elmer Corp. ................................       72,600        5,776
                                                                        --------
                                                                          12,694


(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
-------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO

                                                                         Market
                        Name of Issuer                     Shares         Value
                                                                         (000's)
COMMON STOCK-CONTINUED
Media-0.8%
   CUC International, Inc. * .............................     89,700    $ 2,315
   Time Warner, Inc. .....................................     63,100      3,045
                                                                         -------
                                                                           5,360
Metals and Mining-0.4%
   Precision Castparts Corp. .............................     38,600      2,302
Miscellaneous-1.4%
   Avery Dennison Corp. ..................................    126,200      5,064
   Ikon Office Solutions, Inc. ...........................    152,700      3,808
                                                                         -------
                                                                           8,872
Oils and Natural Gas Equipment and Services-1.7%
   Baker Hughes, Inc. ....................................     65,700      2,542
   Cooper Cameron Corp. * ................................     41,400      1,935
   Dresser Industries, Inc. ..............................    108,800      4,053
   Halliburton Co. .......................................     18,300      1,450
   Rowan Cos., Inc. * ....................................     45,100      1,271
                                                                         -------
                                                                          11,251
Oils and Natural Gas Exploration and Production-3.5%
   Anadarko Petroleum Corp. ..............................     80,900      4,854
   Consolidated Natural Gas Co. ..........................     26,000      1,399
   El Paso Natural Gas Co. ...............................     44,500      2,448
   Kerr-McGee Corp. ......................................     47,200      2,991
   Phillips Petroleum Co. ................................    180,600      7,901
   Unocal Corp. ..........................................     59,900      2,325
   USX-Marathon Group ....................................     29,900        863
                                                                         -------
                                                                          22,781

Paper and Forest Products-0.5%
   James River Corp. of Virginia .........................     86,000      3,182

Photography and Related Services-0.8%
   Eastman Kodak Co. .....................................     69,300      5,319

Pollution Control Equipment and Services-0.4%
   USA Waste Services, Inc. * ............................     73,200      2,827

Real Estate Development-0.3%
   Clayton Homes, Inc. ...................................     99,500      1,418
   Del E. Webb Corp. .....................................     35,600        579
                                                                         -------
                                                                           1,997
Retail-7.2%
   Costco Cos., Inc. * ...................................    171,100      5,625
   Home Depot, Inc. ......................................    242,000     16,683
   Liz Claiborne, Inc. ...................................     38,600      1,800
   Lowe's Cos., Inc. .....................................    164,600      6,111
   Nike, Inc. - Cl. B ....................................     46,700      2,726
   Nine West Group, Inc. * ...............................     71,800      2,742
   Safeway, Inc. * .......................................     19,200        886
   Staples, Inc. * .......................................    123,700      2,876
   TJX Cos., Inc. ........................................    160,200      4,225
   Wal-Mart Stores, Inc. .................................     33,800      1,143
   Warnaco Group, Inc. - Cl. A ...........................     64,700      2,062
                                                                         -------
                                                                          46,879
Soap, Cosmetics and Personal Care-0.2%
   Revlon, Inc. * ........................................     30,300      1,570
Telecommunications-0.7%
   Lucent Technologies, Inc. .............................     66,801      4,814

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO

                                                                         Market
                        Name of Issuer                     Shares         Value
                                                                         (000's)
COMMON STOCK-CONTINUED
Textiles-1.7%
   Fruit of the Loom, Inc. - Cl. A* ..............        131,800        $ 4,086
   Tommy Hilfiger Corp.* .........................         35,900          1,443
   WestPoint Stevens, Inc.* ......................        142,800          5,587
                                                                         -------
                                                                          11,116
Transportation-0.4%
   Southwest Airlines Co. ........................        101,700          2,631
Utilities - Electric-1.0%
   CINergy Corp. .................................        100,200          3,488
   Dominion Resources, Inc. ......................         76,100          2,787
                                                                         -------
                                                                           6,275
Utilities - Telecommunications-0.7%
   AT & T Corp. ..................................         62,900          2,205
   GTE Corp. .....................................         54,600          2,396
                                                                         -------
                                                                           4,601
                                                                         -------
                                     TOTAL COMMON STOCK-    98.9%        641,123

                                                             Par
                                                            Value
                                                           (000's)
SHORT-TERM INVESTMENTS-2.3%
   Investment in joint trading account (Note B)
     5.81% due 7/01/97............................      $  14,751         14,757
                                                       ----------     ----------
                                  TOTAL INVESTMENTS-       101.2%        655,880
              Payables, less cash and receivables -        (1.2)%         (7,771)
                                                       ----------     ----------
                                         NET ASSETS-       100.0%      $ 648,109
                                                       ==========     ==========

   * Non-income producing security.
   ADR-American Depository Receipt.
   See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                                Par      Market
                    Name of Issuer                             Value     Value
                                                              (000's)   (000's)
PUBLICLY-TRADED BONDS
Aerospace-0.3%
  Jet Equipment Trust - Cert. 1995-B 144A (a)
    10.91% due 8/15/14 ..................................     $ 2,100   $ 2,446
Automotive and Rubber-0.9%
  Ford Motor Co. - Notes
    9.00% due 9/15/01 ...................................       2,000     2,166
General Motors Corp. - Notes
    9.625% due 12/01/00 .................................       4,000     4,360
                                                                        -------
                                                                          6,526
Banks and Finance-2.7%
  ABN Amro Bank NV (Chicago) - Global Bond
    7.25% due 5/31/05 ...................................       2,400     2,422
  Bank of New York - Bonds 144A (a)
    7.78% due 12/01/26 ..................................       2,515     2,424
  Banque National de Paris - NY - Sub. Notes
    7.20% due 1/15/07 ...................................       2,315     2,301
  Greenpoint Capital Trust I - Bonds 144A (a)
    9.10% due 6/01/27 ...................................       1,575     1,581
  National Westminister Bank, NY - Sub. Notes
    9.45% due 5/01/01 ...................................       5,000     5,453
  RBSG Capital Corp. - Gtd. Cap. Notes
    10.125% due 3/01/04 .................................       5,000     5,751
                                                                         -------
                                                                         19,932
Diversified Operations-0.3%
  Tenneco, Inc. - Debs
    10.075% due 2/01/01 .................................       2,000     2,206

Financial Services-18.1%
  American Express Credit Corp. - Debs.
    8.625% due 5/15/22 ..................................       6,000     6,217
  American Express Credit Corp. - Sr. Notes
    8.50% due 6/15/99 ...................................       6,000     6,223
  Banc One Credit Card Master Trust - Ser. 1994-B Cl. A
    7.55% due 12/15/99 ..................................       2,200     2,218
  Barclays North America Capital Corp. - Gtd. Bonds
    9.75% due 5/15/21 ...................................       4,650     5,256
  Beneficial Corp. - Med. Term Notes
    9.60% due 7/19/00 ...................................       4,000     4,324
  Commercial Credit Group, Inc. - Notes
    6.00% due 4/15/00 ...................................       7,000     6,898
    10.00% due 5/01/99 ..................................       5,000     5,306
  Conseco, Inc. - Sr. Notes
    10.50% due 12/15/04 .................................       3,140     3,668
  Constitution Capital Trust I - Cap. Secs. 144A (a)
    9.15% due 4/15/27 ...................................       1,815     1,820
  Contifinancial Corp. - Sr. Notes
    8.375% due 8/15/03 ..................................       1,755     1,792
  CS First Boston - Sub. Notes 144A (a)
    7.75% due 5/15/06 ...................................       2,125     2,156
  EQCC Home Equity Loan Trust - Ser. 1997-1 Cl. A7
    7.12% due 1/15/27 ...................................       8,000     8,088
  Fairfax Financial Holdings - Bonds
    8.30% due 4/15/26 ...................................       2,960     3,056
  First Plus Home Loan Trust - Ser. 1997-1 Cl. A6
    6.95% due 12/10/15 ..................................       2,925     2,915
  Fletcher Challenge Finance USA, Inc. - Gtd. Notes
    9.80% due 6/15/98 ...................................       5,000     5,166
  Green Tree Home Improvement Loan Trust - 1995-D
    6.95% due 9/15/25 ...................................       2,570     2,560

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                                  Par     Market
                    Name of Issuer                               Value    Value
                                                                (000's)  (000's)
PUBLICLY-TRADED BONDS-CONTINUED
Financial Services-Continued
  Green Tree Home Improvement Loan Trust - Ser. 1996-F Cl. HIA3
    6.75% due 11/15/27 .......................................  $ 1,355  $ 1,333
  Green Tree Home Improvement Loan Trust - Ser. 1997-A Cl. HIA3
    7.05% due 8/15/23 ........................................    2,520    2,530
  Harvard University - Gen'l Oblig
    8.125% due 4/15/07 .......................................    5,000    5,428
  MBNA Master Credit Card Trust - Asset Bkd. Ser. 1995-D
    6.05% due 11/15/02 .......................................    7,000    6,933
  Merrill Lynch & Co., Inc. - Med. Term Notes
    7.75% due 3/01/99 ........................................    3,000    3,066
  Morgan Stanley Group, Inc. - Notes
    8.875% due 10/15/01 ......................................    3,000    3,228
  Residential Accredit Loans, Inc. - Ser. 1997-QS2 Cl. A4
    7.25% due 3/28/27 ........................................    3,160    3,157
  State Street Institutional Capital - Bonds Ser. B 144A (a)
    8.035% due 3/15/27 .......................................    2,490    2,496
  Structured Assets Securities Corp. - Ser. 1993-C
    6.60% due 12/25/24 .......................................    6,000    5,983
  Structured Assets Securities Corp. - Ser. 1993-C1
    6.60% due 10/25/24 .......................................      589      587
  Termoemcali Funding Corp. - Sec.  Bonds 144A (a)
    10.125% due 12/15/14 .....................................    1,610    1,747
  Texaco Capital, Inc. - Debs.
    8.625% due 6/30/10 .......................................   10,000   11,292
  UCFC Home Equity Loan - Ser. 1996-A1
    6.50% due 4/15/16 ........................................    7,652    7,513
  UCFC Home Equity Loan - Ser. 1997-A1 Cl. A8
    7.22% due 6/15/28 ........................................    6,910    6,975
  United Companies Financial Corp. - Notes
    7.70% due 1/15/04 ........................................    2,535    2,523
  URC Holdings Corp. - Sr. Notes 144A (a)
    7.875% due 6/30/06 .......................................    2,780    2,870
                                                                         -------
                                                                         135,324
Food, Beverage and Tobacco-0.5%
  RJR Nabisco, Inc. - Notes
    7.625% due 9/15/03 .....................................      2,120    2,052
    8.625% due 12/01/02 ....................................      1,535    1,571
                                                                         -------
                                                                           3,623
Foreign-11.0%
  Abbey National First Capital BV - Gtd. Sub. Notes
    8.20% due 10/15/04 .....................................      4,000    4,264
  Camuzzi Gas - Bonds 144A (a)
    9.25% due 12/15/01 .....................................      1,386    1,455
  Comicion Federal De Electricity - Notes 144A (a)
    10.16% due 12/23/09 ....................................      2,020    2,093
  Comp Paranaense de Energ - Unsub. Bonds 144A (a)
    9.75% due 5/02/05 ......................................      1,140    1,180
  CSN Iron SA - Bonds 144A (a)
    9.125% due 6/01/07 .....................................      2,175    2,114
  CSW Investments - Sr. Notes 144A (a)
    7.45% due 8/01/06 ......................................      1,800    1,811
  Dao Heng Bank, Ltd. - Sub. Notes 144A (a)
    7.75% due 1/24/07 ......................................      3,820    3,820
  Enersis SA - Notes
    7.40% due 12/01/16 .....................................      3,490    3,351
  Hydro-Quebec - Debs.
    7.375% due 2/01/03 .....................................      1,000    1,020

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                                Par      Market
                    Name of Issuer                             Value     Value
                                                              (000's)   (000's)
PUBLICLY-TRADED BONDS-CONTINUED
Foreign-Continued
  Hydro-Quebec - Debs. Ser. FV
    11.75% due 2/01/12 .....................................  $  5,000  $  6,911
  Hydro-Quebec - Debs. Ser. HS
    9.40% due 2/01/21 ......................................     3,950     4,689
  Indah Kiat Finance Mautitius - Bonds 144A (a)
    10.00% due 7/01/07 .....................................     3,700     3,705
  Indah Kiat International Finance - Bonds
    12.50% due 6/15/06 .....................................     1,422     1,612
  Interamerican Development Bank - Debs
    8.50% due 3/15/11 ......................................     6,000     6,784
  International Bank of Reconstruction & Development - Debs
    8.25% due 9/01/16 ......................................     2,150     2,424
  Jasmine Submarine Telecom - Sr. Notes 144A (a)
    8.483% due 5/30/11 .....................................     2,305     2,311
  Landeskreditbank Baden Wuerttemberg - Sub. Notes
    7.625% due 2/01/23 .....................................     3,150     3,279
  Norsk Hydro A/S - Debs
    7.50% due 10/01/16 .....................................     2,375     2,393
  Opp Petroquimica SA - Unsec. Sr. Notes 144A (a)
    11.00% due 10/29/04 ....................................     2,795     2,910
  Petroleos Mexicanos - Bonds 144A (a)
    9.00% due 6/01/07 ......................................     2,720     2,764
  Petroliam Nasional Berhad - Unsub. Bonds 144A (a)
    7.625% due 10/15/26 ....................................     2,550     2,551
  Puget Sound Energy Capital Trust I - Bonds 144A (a)
    8.231% due 6/01/27 .....................................     1,440     1,462
  Rogers Cablesystems - Sr. Notes
    10.00% due 3/15/05......................................     3,030     3,265
  Santander Finance Issuances, Ltd. - Sub. Notes
    7.875% due 4/15/05 .....................................     2,510     2,611
  Sun Canada Financial Co. - Bonds 144A (a)
    6.625% due 12/15/07 ....................................     3,345     3,182
  Telewest plc - Sr. Notes
    9.625% due 10/01/06 ....................................     1,603     1,675
  Tenaga Nasional Berhad - Notes 144A (a)
    7.875% due 6/15/04 .....................................     2,425     2,535
  Vicap SA - Bonds 144A (a)
    11.375% due 5/15/07 ....................................     2,035     2,126
  Yanacocha - Pass thru Certs. 144A (a)
    8.40% due 6/15/05 ......................................     1,880     1,922
                                                                         -------
                                                                          82,219
Foreign Governmental-3.1%
  City of Moscow - Debs. 144A (a)
    9.50% due 5/31/00 ......................................     2,580     2,609
  Croatia - Bonds 144A (a)
    7.00% due 2/27/02 ......................................     2,245     2,186
  Manitoba Province of Canada - Debs. Ser. CD
    9.25% due 4/01/20 ......................................     2,000     2,418
  Manitoba Province of Canada - US Debs. Ser. CK
    9.00% due 12/15/00 .....................................     3,000     3,227
  Province of Nova Scotia - Debs
    8.75% due 4/01/22 ......................................     3,000     3,432
  Province of Ontario, Canada - Bonds
    5.70% due 10/01/97 .....................................     5,000     4,996
  Province of Saskatchewan - Govt. Gtd. Bonds
    9.375% due 12/15/20 ....................................     1,500     1,818
  Republic of Panama - Notes 144A (a)
    7.875% due 2/13/02 .....................................     2,132     2,121
                                                                         -------
                                                                          22,807

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                                Par       Market
                    Name of Issuer                             Value      Value
                                                              (000's)    (000's)
PUBLICLY-TRADED BONDS-CONTINUED
Government Agencies-5.3%
  Federal Home Loan Mortgage Corp.
    6.00% due 10/15/08 - 6/15/11 .........................    $12,515    $11,711
  Federal Home Loan Mortgage Corp.
    6.50% due 12/15/23 ...................................      2,725      2,549
  Federal Home Loan Mortgage Corp.
    8.00% due 4/15/19 ....................................        190        190
  Federal National Mortgage Assoc
    7.00% due 3/01/12 ....................................      7,820      7,803
  Government National Mortgage Assoc
    8.00% due 2/15/25 - 1/15/26 ..........................     10,205     10,424
  Government National Mortgage Assoc
    8.50% due 9/15/21 ....................................      1,847      1,918
  Government National Mortgage Assoc
    9.00% due 5/15/21 - 8/15/21 ..........................      2,852      3,012
  Government National Mortgage Assoc
    9.50% due 6/15/16 ....................................      1,123      1,210
  Resolution Trust Corp. - Ser. 1993-3
    7.25% due 10/25/23 ...................................        958        955
  Resolution Trust Corp. - Ser. 92-C4
    8.15% due 6/25/24 ....................................        102        102
                                                                         -------
                                                                          39,874
Health Products and Services-0.4%
  Quest Diagnostic, Inc. - Bonds
    10.75% due 12/15/06 ..................................      1,537      1,648
  Tenet Healthcare Corp. - Sr. Sub. Notes
    8.625% due 1/15/07 ...................................      1,526      1,557
                                                                         -------
                                                                           3,205
Insurance-2.8%
  Equitable Life Assurance Society USA - Surplus
   Notes 144A (a)
    6.95% due 12/01/05 ...................................      2,750      2,724
  Liberty Mutual Insurance Co. - Notes 144A (a)
    7.875% due 10/15/26 ..................................      1,835      1,827
  Liberty Mutual Insurance Co. - Surplus Notes 144A (a)
    8.20% due 5/04/07 ....................................      4,630      4,878
  Massachusetts Mutual Life Insurance Co. - Surplus
   Notes 144A (a)
    7.625% due 11/15/23 ..................................      4,090      4,069
  NAC Re Corp. - Notes
    8.00% due 6/15/99 ....................................      1,560      1,602
  New York Life Insurance Co. - Surplus Notes 144A (a)
    7.50% due 12/15/23 ...................................      5,970      5,626
                                                                         -------
                                                                          20,726
Leisure and Recreation Products and Services-0.4%
  Trump Holdings & Funding - Sr. Notes
    15.50% due 6/15/05 ...................................      2,325      2,697

Lodging and Restaurants-0.6%
  McDonald's Corp. - Debs
    7.375% due 7/15/33 ...................................      5,000      4,864

Media-3.3%
  Comcast Corp. - Sr. Sub. Debs
    10.625% due 7/15/12 ..................................      2,625      3,111
  Jones Intercable, Inc. - Sr. Sub. Debs
    11.50% due 7/15/04 ...................................      2,000      2,135

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                                 Par      Market
                    Name of Issuer                              Value     Value
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS-CONTINUED
Media-Continued
  News America Holdings, Inc. - Notes
    8.25% due 8/10/18 ....................................    $ 3,316    $ 3,338
  SFX Broadcasting, Inc. - Sr. Sub. Notes
    10.75% due 5/15/06 ...................................      2,080      2,236
  TCI Communications, Inc. - Debs.
    8.75% due 8/01/15 ....................................      3,061      3,211
  Time Warner, Inc. - Debs.
    9.125% due 1/15/13 ...................................      2,505      2,778
  TKR Cable, Inc. - Debs.
    10.50% due 10/30/07 ..................................      4,132      4,546
  Viacom, Inc. - Sr. Notes
    7.75% due 6/01/05 ....................................      1,680      1,686
  Viasystems, Inc. - Sr. Sub. Notes 144A (a)
    9.75% due 6/01/07 ....................................      1,288      1,302
                                                                         -------
                                                                          24,343
Metals and Mining-0.2%
  NS Group, Inc. - Units
    13.50% due 7/15/03 ...................................      1,330      1,583

Miscellaneous-0.4%
  Loewen Group International, Inc. - Bonds 144A (a)
    8.25% due 10/15/03 ...................................      3,135      3,241

Municipals-0.4%
  New Hampshire State - Taxable Pease Dev. Auth.
    7.70% due 7/01/12 ....................................      3,000      3,127

Oils and Natural Gas Equipment and Services-0.8%
  Humpuss Funding Corp. - Bonds 144A (a)
    7.72% due 12/15/09 ...................................      2,306      2,286

Oils and Natural Gas Equipment and Services
  Transgas de Occidente SA - Sr. Notes 144A (a)
    9.79% due 11/01/10 ...................................      3,206      3,391
                                                                         -------
                                                                           5,617
Oils and Natural Gas Exploration and Production-2.2%
  Coastal Corp. - Notes
    8.75% due 5/15/99 ....................................      7,250      7,544
  Enserch Exploration, Inc. - Pass thru Certs. 144A (a)
    7.54% due 1/02/09 ....................................      2,230      2,208
  Occidental Petroleum Corp. - Sr. Debs.
    10.125% due 9/15/09 ..................................      3,000      3,684
  Williams Cos., Inc. - Notes
    7.50% due 9/15/99 ....................................      3,000      3,064
                                                                         -------
                                                                          16,500
Paper and Forest Products-0.7%
  Georgia-Pacific Corp. - Debs.
    9.75% due 1/15/18 ....................................      2,895      3,022
  S.D. Warren Co. - Sr. Sub. Notes
    12.00% due 12/15/04 ..................................      1,825      2,030
                                                                         -------
                                                                           5,052
Real Estate Investment Trust-0.3%
  Trinet Corp. Realty Trust, Inc. - Notes
    7.30% due 5/15/01 ....................................      2,070      2,084

Real Estate Operations-0.3%
  Wharf International Finance, Ltd. - Bonds 144A (a)
    7.625% due 3/13/07 ...................................      2,175      2,165

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                                Par      Market
                    Name of Issuer                             Value     Value
                                                              (000's)   (000's)
PUBLICLY-TRADED BONDS-CONTINUED
Telecommunications-1.0%
  Impsat Corp. - Bonds 144A (a)
    12.125% due 7/15/03 ..................................   $  1,999   $  2,144
  Ivaco, Inc. - Sr. Notes
    11.50% due 9/15/05 ...................................      1,392      1,493
  Paging Network, Inc. - Sr. Sub. Notes
    10.00% due 10/15/08 ..................................      1,925      1,848
  Qwest Communications International, Inc. - Sr.
   Notes 144A (a)
    10.875% due 4/01/07 ..................................      1,560      1,693
                                                                        --------
                                                                           7,178
Transportation-2.6%
  America West Airlines, Inc. - Pass thru Certs
    6.93% due 1/02/08 ....................................      2,274      2,246
  Continental Airlines, Inc. - Pass thru Certs. 144A (a)
    7.206% due 6/30/04 ...................................      3,495      3,513
  Northwest Airlines Corp. - Notes
    8.375% due 3/15/04 ...................................      3,463      3,520
  Northwest Airlines Corp. - Sec. Pass thru Certs
    8.97% due 1/02/15 ....................................        227        247
  NWA Trust - Sr. Notes
    9.25% due 6/21/14 ....................................      2,511      2,836
  U.S. Air, Inc. - Pass thru Certs. Ser. 1990-A1
    11.20% due 3/19/05 ...................................      1,426      1,385
  Union Pacific Corp. - Med. Term Notes
    9.65% due 6/01/00 ....................................      5,000      5,374
                                                                         -------
                                                                          19,121
U.S. Governmental-17.7%
  U.S. Treasury - Bonds
    7.125% due 2/15/23 ...................................     42,697     43,950
    8.875% due 8/15/17 ...................................      6,120      7,451
    9.25% due 2/15/16 ....................................      2,305      2,884
  U.S. Treasury - Notes
    4.75% due 8/31/98 ....................................     15,500     15,301
    7.50% due 5/15/02 ....................................     20,414     21,361
    7.50% due 2/15/05 ....................................      8,696      9,201
    7.75% due 11/30/99 ...................................     12,157     12,579
    8.00% due 5/15/01 ....................................      3,514      3,713
    8.875% due 2/15/99 ...................................     11,000     11,478
    9.25% due 8/15/98 ....................................      4,000      4,143
                                                                         -------
                                                                         132,061
Utilities - Electric-8.5%
  AES Corp. - Sr. Sub. Notes
    10.25% due 7/15/06 ..................................      1,600       1,740
  BVPS II Funding Corp. - Coll. Lease Bonds
    8.89% due 6/01/17 ...................................      2,464       2,476
  Calpine Corp. - Sr. Notes
    10.50% due 5/15/06 ..................................      1,920       2,074
  Centerior Energy Corp. - Notes 144A (a)
    7.67% due 7/01/04 ...................................      2,880       2,909
  Chugach Electric Assoc., Inc. - 1st Mtge Bonds 1991
    Ser. A 8.08% due 3/15/02 ............................      2,772       2,867
  Cleveland Electric Illuminating Co. - 1st Mtge. Bonds
    9.50% due 5/15/05 ...................................      4,725       5,032
  CMS Energy Corp. - Senior Notes 144A (a)
    8.125% due 5/15/02 ..................................      2,650       2,677
  Entergy Louisiana, Inc. - Bonds
    8.09% due 1/02/17 ...................................      2,253       2,259
  First PV Funding Corp. - Lease Oblig. Bonds
    10.15% due 1/15/16 ..................................      2,992       3,183

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                                Par      Market
                    Name of Issuer                             Value     Value
                                                              (000's)   (000's)
PUBLICLY-TRADED BONDS-CONTINUED
Utilities - Electric-Continued
  First PV Funding Corp. - Ser. 1986A
    10.30% due 1/15/14 ..................................   $    657    $    699
  Long Island Lighting Co. - Debs
    8.90% due 7/15/19 ...................................        830         884
  Long Island Lighting Co. - Gen. Ref. Mtge. Bonds
    9.625% due 7/01/24 ..................................      2,415       2,482
    9.75% due 5/01/21 ...................................      3,300       3,398
  Midland Cogeneration Venture - Debs
    10.33% due 7/23/02 ..................................        892         976
    10.33% due 7/23/02 ..................................      3,680       4,026
  Midland Funding Corp. II - Debs
    11.75% due 7/23/05 ..................................      1,150       1,337

Utilities - Electric-Continued
  Public Service Co. of Colorado - 1st Mtge. Bonds
    9.875% due 7/01/20 ..................................      4,500       4,942
  Southwestern Public Service Co. - 1st Mtge. Bonds
    6.875% due 12/01/99 .................................      3,500       3,526
  System Energy Resources, Inc. - 1st Mtge. Bonds
    7.71% due 8/01/01 ...................................      2,590       2,648
  Texas New Mexico Power Co. - 1st Mtge. Bonds Ser. U
    9.25% due 9/15/00 ...................................      8,000       8,296
  Utilicorp United, Inc. - Sr. Notes
    8.20% due 1/15/07 ...................................      5,000       5,273
                                                                        --------
                                                                          63,704
Utilities - Gas-1.3%
  Michigan Consolidated Gas Co. - 1st Mtge. Bonds
    5.75% due 5/01/01 ...................................     10,000       9,687

Utilities - Telecommunications-3.1%
  Chesapeake & Potomac Telephone Co. - Notes
    6.05% due 5/15/03 ...................................      6,460       6,216
  GTE California, Inc. - 1st Mtge. Bonds Ser. TT
    6.25% due 1/15/98 ...................................      3,200       3,206
  GTE Corp. - Debs
    8.75% due 11/01/21 ..................................      3,000       3,431
  Michigan Bell Telephone Co. - Debs
    7.85% due 1/15/22 ...................................      5,000       5,316
  New Jersey Bell Telephone Co. - Debs
    8.00% due 6/01/22 ...................................      4,000       4,304
  Sprint Corp. - Notes
    8.125% due 7/15/02 ..................................      1,000       1,053
                                                                        --------
                                                                          23,526
                                                                        --------
                             TOTAL PUBLICLY-TRADED BONDS-       89.2%    665,498

SHORT-TERM INVESTMENTS- 10.0%
  Investment in joint trading account (Note B)
    5.81% due 7/01/97 ...................................     74,337      74,707
                                                             -------    --------
                                       TOTAL INVESTMENTS-       99.2%    740,205
                     Cash and receivables, less payables-        0.8%      5,852
                                                             -------    --------
                                              NET ASSETS-      100.0%   $746,057
                                                             =======    ========

(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, these securities aggregated $109,050 or 14.6% of the net assets of the Portfolio.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
INTERNATIONAL EQUITIES PORTFOLIO

                                                                        Market
                       Name of Issuer                          Shares    Value
                                                                        (000's)
COMMON STOCK

Argentina-2.6%
   Perez Companc SA - ADR (DIVO) ...........................   281,040  $ 4,486

Australia-4.2%
   Newcrest Mining, Ltd.  (META) ...........................   545,000    1,507
   RGC, Ltd.  (META) .......................................   544,300    1,995
   Westpac Banking Corp., Ltd.  (BANK) .....................   150,000      903
   WMC, Ltd.  (META) .......................................   470,000    2,966
                                                                        -------
                                                                          7,371

Brazil-9.6%
   Centrais Electricas Brasileiras SA - Eletrobras - ADR
     (UTIE) ................................................   214,500    6,167
   Cia Riograndrandese Telecom - Pro Rata Receipts* (TELE) .    90,113      116
   Telecomunicacoes Brasileiras S/A-Telebras - ADR (TELE) ..    68,900   10,457
                                                                        -------
                                                                         16,740

Chile-2.1%
   Chilgener SA - ADR (UTIE) ...............................    72,250    2,023
   Maderas y Sinteticos SA - ADR (CONS) ....................    99,400    1,653
                                                                        -------
                                                                          3,676

France-4.3%
   Lyonnaise des Eaux SA  (DIVO) ...........................    30,100    3,032
   Moet Hennessy-Louis Vuitton  (MISC) .....................    16,770    4,509
                                                                        -------
                                                                          7,541

Germany-4.9%
   Schering AG  (HEAL) .....................................    33,000    3,526
   VEBA AG  (UTIE) .........................................    43,000    2,416
   Volkswagen AG  (AUTO) ...................................     3,400    2,606
                                                                        -------
                                                                          8,548

Hong Kong-11.9%
   Cheung Kong (Holdings), Ltd.  (REAL) ....................   380,000    3,752
   China Resources Enterprise, Ltd.  (REAL) ................ 1,100,000    5,395
   Citic Pacific, Ltd.  (DIVO) .............................   630,000    3,936
   Hong Kong & Shanghai Hotels, Ltd.  (LODG) ............... 1,079,500    1,721
   Hutchison Whampoa, Ltd.  (DIVO) .........................   530,000    4,584
   Wharf (Holdings), Ltd.  (REAL) ..........................   350,000    1,518
                                                                        -------
                                                                         20,906

India-1.9%
   State Bank of India - GDR* (BANK) .......................   126,800    3,360

Japan-18.9%
   Fujitsu, Ltd.  (EDPE) ...................................   403,000    5,590
   Ito-Yokado Co., Ltd.  (RETL) ............................    45,000    2,611
   Matsushita Communication Industries  (TELE) .............   107,000    3,613
   Matsushita-Kotobuki Electronics  (AUDI) .................   139,000    4,608
   Shin-Etsu Chemical Co.  (CHEM) ..........................   150,000    3,978
   Sony Corp.  (AUDI) ......................................    57,000    4,968
   Sumitomo Sitix Corp.  (MISC) ............................   150,000    3,206
   TDK Corp.  (ETRN) .......................................    61,000    4,476
                                                                        -------
                                                                         33,050

Luxembourg-0.4%
   Scandinavian Broadcasting Systems SA * (MEDI) ...........    30,000      668

Malaysia-2.0%
   Sime Darby Berhad  (DIVO) ...............................   665,000    2,213
   United Engineers (Malaysia), Ltd.  (DIVO) ...............   178,000    1,284
                                                                        -------
                                                                          3,497

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
INTERNATIONAL EQUITIES PORTFOLIO

                                                                        Market
                       Name of Issuer                        Shares      Value
                                                                        (000's)
COMMON STOCK-CONTINUED

Mexico-2.9%
   Empresas La Moderna SA de CV - ADR* (FOOD) ..............  81,700   $  1,746
   Grupo Industrial Maseca SA de CV - ADR (FOOD) ........... 205,600      3,392
                                                                       --------
                                                                          5,138

Netherlands-2.2%
   ING Groep NV  (BANK) ....................................  30,100      1,396
   PolyGram NV  (LEIS) .....................................  29,000      1,522
   PolyGram NV - NY Shares (LEIS) ..........................  16,800        904
                                                                       --------
                                                                          3,822

Norway-1.8%
   Den Norske Amerikaline AS - ADR* (TRAN) .................  13,500        527
   Saga Petroleum ASA  (OILS) .............................. 137,800      2,613
                                                                       --------
                                                                          3,140

Panama-4.0%
   Panamerican Beverages, Inc. - Cl. A (FOOD) .............. 212,200      6,976

Portugal-0.1%
   Electricidade de Portugal SA - ADR* (UTIE) ..............   3,700        133

Singapore-3.2%
   DBS Land, Ltd.  (READ) .................................. 450,000      1,423
   Keppel Corp., Ltd.  (DIVO) ..............................  45,000        195
   Oversea-Chinese Bank Corp., Ltd.  (BANK) ................ 216,000      2,236
   Wing Tai Holdings, Ltd.  (DIVO) ......................... 600,000      1,729
                                                                       --------
                                                                          5,583

South Korea-0.6%
   L.G. Construction Co.  (ENGI) ...........................  62,600      1,050

Sweden-2.5%
   Investor AB  (FUND) .....................................  84,000      4,425

Switzerland-4.1%
   Novartis AG*  (HEAL) ....................................   2,240      3,581
   SMH AG  (MISC) ..........................................  26,800      3,630
                                                                       --------
                                                                          7,211

Thailand-0.0%
   Datamat Public Co., Ltd.*  (EDPE) .......................       6          0

United Kingdom-11.1%
   Baltic Republic Fund, Ltd.*  (FUND) .....................   5,800      1,322
   Baltic Republic Fund, Ltd.  (FUND) ......................  11,000      1,111
   DCC plc  (DIVO) ......................................... 400,000      2,431
   EMAP plc  (MEDI) ........................................ 250,000      3,097
   Marks & Spencer plc  (RETL) ............................. 510,000      4,230
   Pearson plc  (MEDI) ..................................... 390,000      4,520
   PizzaExpress plc  (LODG) ................................ 100,000      1,049
   Regal Hotel Group plc  (LODG) ........................... 850,000        736
   Societe Generale Romania Fund*  (FUND) ..................   8,000        900
                                                                       --------
                                                                         19,396

United States-0.9%
   Societe Generale Central and Eastern-European
     Opportunities Fund*  (FUND) ...........................  12,860      1,505
                                                                       --------
                                         TOTAL COMMON STOCK-   96.2%    168,222
PREFERRED STOCK-2.2%

Brazil-2.2%
   Cia Riograndrandese Telecom*  (TELE) ....................   2,530      3,831


(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
------------------------------------------------------------------------------
INTERNATIONAL EQUITIES PORTFOLIO


                                                             Par        Market
                       Name of Issuer                       Value        Value
                                                           (000's)      (000's)
PUBLICLY-TRADED BONDS-0.1%
   U.S. Treasury - Notes (GOVE)
     7.875% due 1/15/98................................    $   200    $    202

JOINT REPURCHASE AGREEMENT-1.1%
   Investment in joint repurchase agreement with
   Toronto Dominion Securities (USA), Inc.
   dated 6/30/97 5.97% due 7/01/97(a) .................      1,937       1,937
                                                           -------    --------
                                     TOTAL INVESTMENTS-      99.6%     174,192
                   Cash and receivables, less payables-       0.4%         651
                                                           -------    --------
                                            NET ASSETS-     100.0%    $174,843
                                                           =======    ========

(a) The repurchase agreement, dated 6/30/97, is fully collateralized by U.S. government obligations based on market prices at the date of the purchase. The investment in repurchase agreement is through participation in a joint account with other portfolios advised by John Hancock.
*   Non-income producing security.
ADR-American Depository Receipt.
See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                            Market      % of
       Industry                                Industry      Value    Long-Term
                                             Abbreviation   (000's)  Investments
Diversified Operations.......................     DIVO     $ 23,890        13.9%
Telecommunications...........................     TELE       18,017        10.5%
Food, Beverage and Tobacco...................     FOOD       12,114         7.0%
Miscellaneous................................     MISC       11,345         6.6%
Utilities - Electric.........................     UTIE       10,739         6.2%
Real Estate Operations.......................     REAL       10,665         6.2%
Audio/Video Home Products....................     AUDI        9,576         5.6%
Investment Companies.........................     FUND        9,263         5.4%
Media........................................     MEDI        8,285         4.8%
Banks and Finance............................     BANK        7,895         4.6%
Health Products and Services.................     HEAL        7,107         4.1%
Retail.......................................     RETL        6,841         4.0%
Metals and Mining............................     META        6,468         3.7%
Computers & Office Equipment.................     EDPE        5,590         3.3%
Electronic Products..........................     ETRN        4,476         2.6%
Chemicals....................................     CHEM        3,978         2.3%
Oils and Natural Gas Exploration and
Production...................................     OILS        2,613         1.5%
Automotive and Rubber........................     AUTO        2,606         1.5%
Lodging and Restaurants......................     LODG        2,457         1.4%
Leisure and Recreation Products and Services.     LEIS        2,426         1.4%
Construction.................................     CONS        1,653         1.0%
Real Estate Development......................     READ        1,423         0.8%
Engineering..................................     ENGI        1,050         0.6%
Foreign......................................     LODG        1,049         0.6%
Transportation...............................     TRAN          527         0.3%
U.S. Governmental............................     GOVE          202         0.1%
                                                           --------     -------
                                                           $172,255       100.0%
                                                           ========     =======

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                          Market
                         Name of Issuer                        Shares     Value
                                                                         (000's)
COMMON STOCK

Aerospace-1.8%
   AAR Corp.   ..........................................      9,000   $    291
   Remec, Inc. *  .......................................     13,500        317
                                                                       --------
                                                                            608
Automotive and Rubber-0.0%
   Keystone Automotive Industries, Inc. *  ..............        900         15

Building Products-1.4%
   Royal Group Technologies, Ltd. *  ....................      9,000        239
   Watsco, Inc.   .......................................      8,600        215
                                                                       --------
                                                                            454
Business Services-3.8%
   COREStaff, Inc. *  ...................................      6,200        167
   On Assignment, Inc. *  ...............................      6,900        269
   Outdoor Systems, Inc. *  .............................      4,425        169
   PMT Services, Inc.   .................................     15,000        229
   Sitel Corp. *  .......................................      6,000        124
   StarTek, Inc. *  .....................................      9,400        142
   Universal Outdoor Holdings, Inc. *  ..................      4,400        153
                                                                       --------
                                                                          1,253
Computer Software and Services-13.2%
   Advent Software, Inc. *  .............................      9,000        240
   Aris Corp. *  ........................................        500         11
   Aspect Development, Inc.   ...........................      8,800        229
   Baan Co., NV *  ......................................      3,000        207
   BISYS Group, Inc. *  .................................      6,800        284
   Computer Learning Centers, Inc. *  ...................      9,000        378
   Computer Management Sciences, Inc. *  ................      6,000        123
   Discreet Logic, Inc. *  ..............................     11,000        182
   DST Systems, Inc. *  .................................      3,900        130
   E*TRADE Group, Inc. *  ...............................     15,000        294
   Fair Issac & Co., Inc.   .............................      4,300        192
   Information Management Resources, Inc. *  ............      5,300        241
   IONA Technologies plc *  .............................        300          6
   JDA Software Group, Inc. *  ..........................      4,200        143
   Learning Tree International, Inc. *  .................      5,600        249
   National Instruments Corp. *  ........................      5,600        197
   National TechTeam, Inc. *  ...........................     10,000        214
   Remedy Corp. *  ......................................      7,000        280
   RWD Technologies, Inc. *  ............................        100          2
   Sterling Commerce, Inc. *  ...........................      1,900         62
   Transaction Systems Architects, Inc. - Cl. A*  .......      6,000        207
   Visio Corp. *  .......................................      4,500        317
   Xionics Document Technologies, Inc. *  ...............      9,500        140
                                                                       --------
                                                                          4,328
Computers & Office Equipment-1.8%
   Comverse Technology, Inc. *  .........................      6,000        312
   Network Appliance, Inc. *  ...........................      7,000        266
                                                                       --------
                                                                            578
Diversified Operations-0.4%
   Ballantyne of Omaha, Inc. *  .........................      6,900        124

Electronic Products-6.8%
   Advanced Technology Materials, Inc. *  ...............     11,000        323
   Electroglas, Inc. *  .................................      8,500        214
   Integrated Circuit Systems, Inc. *  ..................     13,000        295
   Level One Communications, Inc. *  ....................      7,000        269
   Novellus Systems, Inc. *  ............................      2,000        173
   RF Micro Devices, Inc. *  ............................      1,200         23
   Sawtek, Inc. *  ......................................      9,200        311
   Semtech Corp. *  .....................................      7,800        285

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                        Market
                         Name of Issuer                      Shares     Value
                                                                        (000's)
COMMON STOCK-CONTINUED

Electronic Products-Continued
   Special Devices, Inc. *  .............................      5,000   $     79
   Unitrode Corp. *  ....................................      5,000        252
                                                                       --------
                                                                          2,224
Financial Services-3.6%
   Alex. Brown, Inc.   ..................................      3,000        212
   Capital One Financial Corp.   ........................      4,000        151
   FIRSTPLUS Financial Group, Inc. *  ...................      7,000        238
   IMC Mortgage Co. *  ..................................      2,000         33
   Interra Financial, Inc.   ............................      2,800        117
   Medallion Financial Corp.   ..........................     13,600        260
   Pre-Paid Legal Services, Inc. *  .....................      8,000        169
                                                                       --------
                                                                          1,180
Food, Beverage and Tobacco-3.0%
   Fine Host Corp. *  ...................................      7,000        221
   General Cigar Holdings, Inc. *  ......................      7,000        206
   Morningstar Group, Inc. *  ...........................      9,000        264
   Robert Mondavi Corp. - Cl. A*  .......................      6,000        284
                                                                       --------
                                                                            975
Foreign-0.1%
   Ryanair Holdings plc - ADR*  .........................      1,100         30

Health Products and Services-8.2%
   Affymetrix, Inc. *  ..................................      7,800        271
   Andrx Corp. *  .......................................      3,700        142
   ESC Medical Systems, Ltd.   ..........................      8,000        204
   Health Care & Retirement Corp. *  ....................      5,200        174
   Healthcare Recoveries, Inc. *  .......................      7,200        140
   Incyte Pharmacuticals, Inc. *  .......................      4,000        268
   Kos Pharmaceuticals, Inc. *  .........................      8,300        230
   Myriad Genetics, Inc. *  .............................      4,900        132
   National Surgery Centers, Inc.   .....................      7,800        276
   Perclose, Inc. *  ....................................      5,000        125
   Protein Design Labs, Inc. *  .........................      6,400        182
   Rotech Medical Corp. *  ..............................      1,400         28
   SeaMed Corp. *  ......................................      1,600         32
   Sonus Pharmaceuticals, Inc. *  .......................      9,000        253
   Universal Health Services, Inc. *  ...................      6,000        231
                                                                       --------
                                                                          2,688
Household and Personal-1.8%
   Furniture Brands International, Inc. *  ..............     15,000        291
   Wolverine World Wide, Inc.   .........................      9,900        301
                                                                       --------
                                                                            592
Insurance-5.0%
   Ace, Ltd. *  .........................................      3,500        259
   Capital Re Corp.   ...................................      3,300        177
   CMAC Investment Corp.   ..............................      5,000        239
   HCC Insurance Holdings, Inc.   .......................      8,950        239
   Life Re Corp.   ......................................      5,000        233
   Philadelphia Consolidated Holding Corp. *  ...........      8,000        272
   Western National Corp.   .............................      9,000        241
                                                                       --------
                                                                          1,660
Leisure and Recreation Products and Services-2.8%
   Cinar Films, Inc. *  .................................      9,000        293
   Premier Parks, Inc.   ................................      7,000        258
   Silicon Gaming, Inc. *  ..............................     16,000        208
   Silverleaf Resorts, Inc. *  ..........................      9,500        146
                                                                       --------
                                                                            905

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                        Market
                         Name of Issuer                      Shares     Value
                                                                        (000's)
COMMON STOCK-CONTINUED

Lodging and Restaurants-1.0%
   Logans Roadhouse, Inc. *  ............................      7,000   $    166
   Rainforest Cafe, Inc. *  .............................      6,700        170
                                                                       --------
                                                                            336
Machinery and Equipment-1.8%
   Gardner Denver Machinery, Inc. *  ....................      9,500        283
   ITEQ, Inc. *  ........................................     31,000        295
                                                                       --------
                                                                            578
Media-6.0%
   American Radio Systems Corp. *  ......................      6,600        263
   Clear Channel Communications, Inc. *  ................      4,500        277
   Cox Radio, Inc. - Cl. A*  ............................      9,400        241
   Gray Communications System, Inc. - Cl. B  ............      5,500        115
   Heftel Broadcasting Corp. *  .........................      5,500        304
   Jacor Communications, Inc. *  ........................      7,000        268
   Mecklermedia Corp. *  ................................      9,000        171
   Network Event Theater, Inc. *  .......................     16,400         75
   Univision Communications, Inc. *  ....................      6,400        250
                                                                       --------
                                                                          1,964
Metals and Mining-2.3%
   Lone Star Technologies, Inc. *  ......................     13,000        372
   Maverick Tube Corp. *  ...............................     10,000        375
                                                                       --------
                                                                            747
Miscellaneous-4.7%
   Crescent Operating, Inc. *  ..........................        600          7
   MAXIMUS, Inc. *  .....................................      2,600         46
   Peapod, Inc. *  ......................................      5,100         57
   Philip Services Corp. *  .............................     25,800        409
   Samsonite Corp. *  ...................................      8,200        362
   Service Corp. International   ........................      3,000         99
   Shelby Williams Industries, Inc.   ...................     12,600        172
   Strayer Education, Inc.   ............................      4,500        171
   Superior Services, Inc. *  ...........................      9,000        214
                                                                       --------
                                                                          1,537
Oils and Natural Gas Equipment and Services-4.4%
   EVI, Inc. *  .........................................      3,200        134
   National-Oilwell, Inc. *  ............................      6,800        390
   Newpark Resources, Inc. *  ...........................     11,400        384
   Precision Drilling Corp. - Cl. A*  ...................      6,000        290
   Pride Petroleum Services, Inc. *  ....................     10,400        250
                                                                       --------
                                                                          1,448
Oils and Natural Gas Exploration and Production-2.8%
   Forcenergy Gas Exploration, Inc. *  ..................      6,200        189
   Key Energy Group, Inc. *  ............................     11,000        196
   Ocean Energy, Inc.   .................................      4,000        185
   Stone Energy Corp. *  ................................      7,600        208
   Vintage Petroleum, Inc.   ............................      5,200        160
                                                                       --------
                                                                            938
Printing-0.9%
   Mail-Well Holdings, Inc. *  ..........................     10,500        299

Publications-0.5%
   Central Newspapers, Inc.   ...........................      2,400        172

Real Estate Investment Trust-4.0%
   Arden Realty Group, Inc.   ...........................      6,300        164
   Beacon Properties Corp.   ............................      6,000        200
   Cali Realty Corp.   ..................................      4,300        146
   Crescent Real Estate Equities, Inc.   ................      6,000        191
   Glenborough Realty Trust, Inc.   .....................     10,700        270
   Redwood Trust, Inc.   ................................      4,400        206
   Starwood Lodging Trust   .............................      3,000        128
                                                                       --------
                                                                          1,305

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                        Market
                         Name of Issuer                      Shares     Value
                                                                        (000's)
COMMON STOCK-CONTINUED

Retail-9.6%
   99 Cents Only Stores *  ..............................     13,600   $    409
   Arbor Drugs, Inc.   ..................................     11,000        221
   Cost Plus, Inc. *  ...................................      8,000        210
   Dominick's Supermarkets, Inc. *  .....................      9,500        253
   Hibbett Sporting Goods, Inc. *  ......................     11,400        205
   Hot Topic, Inc. *  ...................................      8,500        191
   Linens 'N Things, Inc. *  ............................     10,000        296
   Proffitt's, Inc. *  ..................................      6,000        263
   Quality Food Centers, Inc. *  ........................     11,800        447
   Stage Stores, Inc. *  ................................     14,000        364
   Starbucks Corp. *  ...................................      4,000        156
   Tiffany & Co.   ......................................      3,000        139
                                                                       --------
                                                                          3,154
Telecommunications-1.4%
   MRV Communications, Inc. *  ..........................      9,000        266
   Tel-Save Holdings, Inc. *  ...........................     13,000        198
                                                                       --------
                                                                            464
Textiles-1.3%
   Culp, Inc.   .........................................     12,000        218
   Cutter & Buck, Inc. *  ...............................      7,700        125
   Nautica Enterprises, Inc.   ..........................      3,400         90
                                                                       --------
                                                                            433
Transportation-3.0%
   Budget Group, Inc. - Cl. A*  .........................      7,900        273
   Carey International, Inc. *  .........................      3,600         55
   Eagle USA Airfreight, Inc. *  ........................      9,000        244
   Offshore Logistics, Inc. *  ..........................     10,000        189
   Rollins Truck Leasing Corp.   ........................     16,000        238
                                                                       --------
                                                                            999
Utilities - Telecommunications-0.4%
   Worldcom, Inc.   .....................................      4,000        128
                                                                       --------
                                      TOTAL COMMON STOCK-      97.8%     32,116

                                                                Par
                                                               Value
                                                              (000's)
JOINT REPURCHASE AGREEMENT-1.9%

   Investment in joint repurchase agreement with Toronto
   Dominion Securities (USA), Inc. dated 6/30/97
     5.97% due 7/01/97(a)................................   $    638        638
                                                            ---------  --------
                                       TOTAL INVESTMENTS-       99.7%    32,754
                     Cash and receivables, less payables-        0.3%        89
                                                            ---------  --------
                                              NET ASSETS-      100.0%  $ 32,843
                                                            =========  ========

   (a) The repurchase agreement, dated 6/30/97, is fully collateralized by U.S. government obligations based on market prices at the date of the purchase. The investment in repurchase agreement is through participation in a joint account with other portfolios advised by John Hancock.
   *   Non-income producing security.
   ADR-American Depositary Receipt
   See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
-------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                   Market
                   Name of Issuer                       Shares     Value
                                                                   (000's)
COMMON STOCK
Australia-2.6%
   Amcor, Ltd.  (PAPR) ..........................        4,000   $     27
   Boral, Ltd.  (BUIL) ..........................        5,000         16
   Brambles Industries, Ltd.  (DIVO) ............        1,000         20
   Broken Hill Proprietary Co., Ltd.  (DIVO) ....       11,500        169
   Coca-Cola Amatil, Ltd.  (FOOD) ...............        2,000         26
   CRA, Ltd.  (META) ............................        3,000         51
   CSR, Ltd.  (BUIL) ............................        4,000         16
   David Jones, Ltd.  (RETL) ....................       13,500         19
   Lend Lease Corp.  (FINL) .....................        1,400         30
   M.I.M. Holdings, Ltd.  (META) ................       11,585         17
   National Australia Bank, Ltd.  (BANK) ........        5,000         72
   News Corp., Ltd.  (MEDI) .....................       11,900         57
   Pacific Dunlop, Ltd.  (DIVO) .................        6,700         20
   Qantas Airways, Ltd.  (TRAN) .................        9,336         22
   Santos, Ltd.  (OILS) .........................        2,000          8
   Westpac Banking Corp., Ltd.  (BANK) ..........       12,000         72
   WMC, Ltd.  (META) ............................        2,800         18
   Woolworth's, Ltd.  (RETL) ....................        4,000         13
                                                                 ---------
                                                                      673

Belgium-1.8%
   Delhaize-Le Lion SA  (RETL) ..................          650         34
   Electrabel SA  (UTIE) ........................          280         60
   Fortis AG  (INSU) ............................          332         69
   Fortis AG * (INSU) ...........................           32          0
   Generale de Banque SA  (BANK) ................          100         38
   Groupe Bruxelles Lambert SA  (FUND) ..........          160         27
   Kredietbank NV  (BANK) .......................            3          1
   Kredietbank NV  (BANK) .......................          160         64
   N.V. Union Miniere SA * (META) ...............          382         36
   Petrofina SA  (OILS) .........................          150         57
   Societe Generale de Belgique  (DIVO) .........          200         19
   Solvay SA  (CHEM) ............................           60         35
   Tractebel  (UTIE) ............................           70         29
                                                                 ---------
                                                                      469
Canada-1.8%
   Alcan Aluminum, Ltd.  (META) .................          900         31
   Bank of Montreal  (BANK) .....................          700         27
   Barrick Gold Corp.  (META) ...................          600         13
   BCE, Inc.  (TELE) ............................          800         22
   Canadian National Railway Co.  (TRAN) ........          900         39
   Canadian Pacific, Ltd.  (TRAN) ...............        2,400         68
   Hudson's Bay Co.  (RETL) .....................          500         11
   Imperial Oil, Ltd.  (OILS) ...................          800         41
   MacMillan Bloedel, Ltd.  (PAPR) ..............        1,300         18
   Moore Corp., Ltd.  (EDPE) ....................          400          8
   Noranda, Inc.  (META) ........................          900         19
   Northern Telecom, Ltd.  (TELE) ...............          200         18
   NOVA Corp.  (CHEM) ...........................        1,500         13
   Royal Bank of Canada  (BANK) .................        1,100         50
   Seagram Co., Ltd.  (DIVO) ....................          700         28
   Thomson Corp.  (PUBL) ........................        1,200         28
   Transcanada Pipelines, Ltd.  (OILS) ..........        1,300         26
                                                                 ---------
                                                                      460
Finland-0.5%
   Merita, Ltd. * (BANK) ........................        3,500         12
   Outokumpu OY  (META) .........................          600         12

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                         Market
                   Name of Issuer                             Shares     Value
                                                                        (000's)
COMMON STOCK-CONTINUED
Finland-Continued
   Oy Nokia AB  (TELE) ................................          800   $     60
   Pohjola Insurance Group  (INSU) ....................          200          6
   Rauma Oy  (MACH) ...................................           27          1
   Sampo Insurance Co., Ltd.  (INSU) ..................          100         10
   UPM-Kymmene Corp. * (PAPR) .........................        1,000         23
                                                                       ---------
                                                                            124
France-4.0%
   Accor SA  (LODG) ...................................          255         38
   Alcatel Alsthom  (TELE) ............................          400         50
   AXA SA  (INSU) .....................................          680         42
   Banque Nationale de Paris  (BANK) ..................        1,500         62
   Colas  (CONS) ......................................          100         13
   Compagnie Bancaire SA  (FINL) ......................          253         32
   Compagnie de St. Gobain  (BUIL) ....................          350         51
   Compagnie de Suez SA  (FINL) .......................        6,741         17
   Compagnie Generale des Eaux  (DIVO) ................          312         40
   Credit Local de France  (FINL) .....................          500         49
   Elf Aquitaine  (OILS) ..............................          700         76
   Group Danone * (FOOD) ..............................          300         50
   Lafarge SA  (BUIL) .................................          400         25
   Lagardere S.C.A.  (DIVO) ...........................          800         23
   Lyonnaise des Eaux SA  (DIVO) ......................          400         40
   Michelin  (AUTO) ...................................          850         51
   Moet Hennessy-Louis Vuitton  (MISC) ................          120         32
   Pechiney SA  (DIVO) ................................          750         30
   PSA Peugeot  (AUTO) ................................          520         50
   Rhone-Poulenc  (CHEM) ..............................        1,500         61
   SEITA  (FOOD) ......................................          800         25
   Societe Generale de Paris  (BANK) ..................          470         52
   Thomson CFS  (ETRN) ................................          900         23
   Total SA - Cl. B  (OILS) ...........................          521         53
   Usinor Sacilor  (META) .............................        3,400         61
                                                                       ---------
                                                                          1,046
Germany-5.1%
   Allianz AG  (INSU) .................................          600        126
   BASF AG  (CHEM) ....................................        1,600         59
   Bayer AG  (CHEM) ...................................        2,000         77
   Bayerische Motoren Werke AG  (AUTO) ................           50         41
   Commerzbank AG  (BANK) .............................        1,450         41
   Daimler-Benz AG  (AUTO) ............................          800         65
   Deutsche Bank AG  (BANK) ...........................        1,470         86
   Deutsche Telekom * (UTIT) ..........................        4,200        101
   Henkel KGaA  (CHEM) ................................          600         34
   Hochtief AG  (CONS) ................................          500         22
   Hoechst AG  (CHEM) .................................          700         30
   M.A.N. AG  (AUTO) ..................................           80         25
   Mannesmann AG  (DIVO) ..............................          150         67
   Metro AG * (RETL) ..................................          400         44
   Muenchener Rueckversicherungs-Gesellschaft  (INSU) .           30         84
   Preussag AG  (META) ................................          170         50
   RWE AG  (UTIE) .....................................        1,040         45
   Schering AG  (HEAL) ................................          640         68
   Siemens AG  (DIVO) .................................          750         45
   Thyssen AG  (META) .................................          250         59
   VEBA AG  (UTIE) ....................................        1,420         80
   Volkswagen AG  (AUTO) ..............................          100         77
                                                                       ---------
                                                                          1,326

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                         Market
                        Name of Issuer                        Shares     Value
                                                                        (000's)

COMMON STOCK-CONTINUED
Hong Kong-0.7%
   Cheung Kong (Holdings), Ltd.  (REAL) ...............        2,000   $     20
   China Light & Power Co., Ltd.  (UTIE) ..............        3,000         17
   Guoco Group, Ltd.  (FINL) ..........................        2,000         11
   Hang Seng Bank, Ltd.  (BANK) .......................        1,500         21
   Hong Kong Telecommunications, Ltd.  (TELE) .........        6,000         14
   Hutchison Whampoa, Ltd.  (DIVO) ....................        4,000         35
   New World Development Co., Ltd.  (REAL) ............        2,000         12
   Sun Hung Kai Properties, Ltd.  (REAL) ..............        1,000         12
   Swire Pacific, Ltd. - Cl. A (DIVO) .................        2,000         18
   Wharf (Holdings), Ltd.  (REAL) .....................        3,000         13
                                                                       ---------
                                                                            173
Italy-1.7%
   Assicurazioni Generali  (INSU) .....................        3,300         60
   Banca Commerciale Italiana  (BANK) .................        7,000         14
   Credito Italiano SpA  (BANK) .......................       17,000         31
   Edison SpA  (UTIE) .................................        2,400         12
   Ente Nazionale Idrocarburi SpA  (OILS) .............       18,000        102
   Fiat SpA * (AUTO) ..................................       10,000         18
   Istituto Mobiliare Italiano SpA  (FINL) ............        3,000         27
   Istituto Nazionale delle Assicurazioni  (INSU) .....        5,000          8
   Italgas SpA  (UTIG) ................................        2,000          6
   La Rinascente SpA  (RETL) ..........................        2,300         13
   Mediobanca SpA  (FINL) .............................        1,000          6
   Montedison SpA * (DIVO) ............................       47,620         31
   Societa Assicuratrice Industriale  (INSU) ..........        2,300          7
   Telecom Italia Mobile SpA  (UTIT) ..................       22,000         39
   Telecom Italia Mobile SpA  (UTIT) ..................        8,000         26
   Telecom Italia SpA  (UTIT) .........................       20,000         40
                                                                       ---------
                                                                            440

Japan-13.4%
   Amada Co., Ltd  (MACH) .............................        5,000         44
   Asahi Glass Co., Ltd.  (BUIL) ......................        7,000         70
   Bank of Tokyo-Mitsubishi  (BANK) ...................        6,000        120
   Canon Sales Co., Inc.  (EDPE) ......................        1,100         26
   Canon, Inc.  (EDPE) ................................        3,000         82
   Citizen Watch Co., Ltd.  (HOUS) ....................        5,000         39
   Dai Nippon Printng Co., Ltd.  (PRIN) ...............        3,000         68
   Daiichi Pharm Co., Ltd.  (HEAL) ....................        3,000         53
   Daikin Industries, Ltd.  (MACH) ....................        5,000         45
   Daiwa House Industry Co., Ltd.  (CONS) .............        3,000         37
   Fanuc  (MACH) ......................................        2,200         84
   Fujitsu, Ltd.  (EDPE) ..............................        3,000         42
   Hitachi, Ltd.  (ETRN) ..............................       11,000        123
   Honda Motor Co.  (AUTO) ............................        1,000         30
   Inax Corp.  (BUIL) .................................        5,000         37
   Isetan Co.  (RETL) .................................        2,000         25
   Ito-Yokado Co., Ltd.  (RETL) .......................        2,000        116
   Kanegafuchi Chemical Industry  (CHEM) ..............        6,000         38
   Keio Teito Electric Railway  (TRAN) ................        6,000         29
   Kinki Nippon Railway  (TRAN) .......................        6,000         37
   Kirin Brewery Co.  (FOOD) ..........................        6,000         62
   Kokuyo Co.  (EDPE) .................................        2,000         54
   Kuraray Co., Ltd.  (TEXT) ..........................        7,000         70
   Kyocera Corp.  (ETRN) ..............................        1,000         79
   Maeda Road Construction  (CONS) ....................        1,000          9
   Marui Co., Ltd.  (RETL) ............................        3,000         56
   Matsushita Electric Industrial Co. * (AUDI) ........        9,000        181
   Mitsubishi Paper Mills  (PAPR) .....................        7,000         27
   NGK Insulators  (AUTO) .............................        9,000         99

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                        Market
                        Name of Issuer                      Shares      Value
                                                                        (000's)

COMMON STOCK-CONTINUED
Japan-Continued
   Nintendo Corp., Ltd.  (LEIS) .......................          500   $     42
   Nippon Meat Packers, Inc.  (FOOD) ..................        3,000         39
   Nippon Steel Co.  (META) ...........................        4,000         13
   Nippondenso Co., Ltd.  (ETRN) ......................        2,000         48
   Okumura Corp.  (CONS) ..............................        6,000         32
   Osaka Gas Co.  (UTIG) ..............................       11,000         32
   Sankyo Co., Ltd.  (HEAL) ...........................        4,000        134
   Sanwa Bank  (BANK) .................................        3,000         44
   Secom Co.  (ETRN) ..................................        1,000         73
   Seino Transportion  (TRAN) .........................        4,000         43
   Sekisui House, Ltd.  (READ) ........................        9,000         91
   Shinmaywa Industries, Ltd.  (AUTO) .................        3,000         21
   Sony Corp.  (AUDI) .................................        1,800        157
   Sumitomo Bank  (BANK) ..............................        6,000         98
   Sumitomo Electric Industries  (ETRN) ...............        5,000         84
   Sumitomo Trust & Banking  (BANK) ...................        3,000         32
   Takeda Chemical Industries  (HEAL) .................        4,000        112
   TDK Corp.  (ETRN) ..................................        1,000         73
   Tokio Marine & Fire Insurance Co.  (INSU) ..........        5,000         65
   Tokyo Electric Power  (UTIE) .......................        1,500         32
   Tokyo Steel Manufacturing  (META) ..................        4,000         45
   Tonen Corp.  (OILS) ................................        3,000         36
   Toray Industries, Inc.  (CHEM) .....................       22,000        157
   Toshiba Corp.  (ETRN) ..............................       13,000         84
   Toyo Suisan Kaisha  (FOOD) .........................        3,000         31
   Toyota Motor Corp.  (AUTO) .........................        1,000         29
   Yamazaki Baking Co., Ltd.  (FOOD) ..................        2,000         35
                                                                       ---------
                                                                          3,464
Malaysia-0.9%
   Hume Industries (Malaysia) Berhad  (BUIL) ..........        3,000         14
   Kuala Lumpur Kepong Berhad  (DIVO) .................        7,000         17
   Land & General Berhad  (DIVO) ......................        6,000          7
   Malayan Banking Berhad  (BANK) .....................        3,400         36
   Malaysia International Shipping Berhad  (TRAN) .....        4,000         10
   Nestle (Malaysia) Berhad  (FOOD) ...................        1,000          7
   Public Bank Berhad  (BANK) .........................        8,000         12
   Resorts World Berhad  (LEIS) .......................        2,000          6
   Rothmans of Pall Mall (Malaysia) Berhad  (FOOD) ....        1,000         10
   Sime Darby Berhad  (DIVO) ..........................        7,000         23
   Telekom Malaysia Berhad  (TELE) ....................        4,500         21
   Tenaga Nasional Berhad  (UTIE) .....................        8,000         39
   UMW Holdings Berhad  (DIVO) ........................        3,000         14
   United Engineers (Malaysia), Ltd.  (DIVO) ..........        2,000         14
   YTL Corp. Berhad  (DIVO) ...........................        2,000          6
   YTL Power International Berhad * (MISC) ............          200          0
                                                                       ---------
                                                                            236
Netherlands-3.5%
   ABN Amro Holding NV  (BANK) ........................        3,312         62
   Akzo Nobel NV  (CHEM) ..............................          130         18
   DSM NV  (CHEM) .....................................          200         20
   Elsevier NV  (PUBL) ................................        3,400         57
   Heineken NV  (FOOD) ................................          100         17
   ING Groep NV  (BANK) ...............................        2,596        120
   KLM Royal Dutch Air Lines NV  (TRAN) ...............        1,200         37
   Koninklijke Nederlandsche Hoogovens NV  (META) .....          413         23
   Koninklijke PTT Nederland NV  (TELE) ...............        2,181         86
   Philips Electronics NV  (ETRN) .....................        1,200         86

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                        Market
                        Name of Issuer                      Shares      Value
                                                                        (000's)

COMMON STOCK-CONTINUED
Netherlands-Continued
   Royal Dutch Petroleum Co. - NY Shares (OILS) .......        5,200   $    283
   Unilever NV  (DIVO) ................................          400         84
                                                                       ---------
                                                                            893

New Zealand-1.8%
   Brierley Investments, Ltd.  (FUND) .................       71,400         70
   Carter Holt Harvey, Ltd.  (PAPR) ...................       26,000         67
   Fletcher Challenge Building  (BUIL) ................        6,000         18
   Fletcher Challenge Energy  (OILS) ..................        6,000         18
   Fletcher Challenge Forests  (PAPR) .................       18,500         27
   Fletcher Challenge Paper  (PAPR) ...................       13,500         33
   Telecom Corp. of New Zealand  (UTIT) ...............       43,000        219
                                                                       ---------
                                                                            452

Singapore-0.8%
   City Developments, Ltd.  (READ) ....................        2,000         20
   DBS Land, Ltd.  (READ) .............................        3,000          9
   Development Bank of Singapore, Ltd.  (BANK) ........        2,000         25
   Hotel Properties, Ltd.  (LODG) .....................        6,000         10
   Jardine Matheson Holdings, Ltd. * (DIVO) ...........        1,200          9
   Keppel Corp., Ltd. - Cl. A* (DIVO) .................        1,000          4
   Keppel Corp., Ltd.  (DIVO) .........................          250          1
   Oversea-Chinese Bank Corp., Ltd.  (BANK) ...........        3,600         37
   Singapore Airlines, Ltd.  (TRAN) ...................        3,000         27
   Singapore Press Holdings, Ltd.  (PUBL) .............        1,000         20
   Singapore Telecommunications, Ltd.  (UTIT) .........        9,000         17
   United Overseas Bank, Ltd.  (BANK) .................        2,000         21
   Wing Tai Holdings, Ltd.  (DIVO) ....................        3,000          9
                                                                       ---------
                                                                            209

Spain-1.5%
   Acerinox SA  (META) ................................          100         19
   Banco Bilbao Vizcaya SA  (BANK) ....................          500         41
   Banco Central Hispanoamericano  (BANK) .............          600         22
   Banco Popular Espanol SA  (BANK) ...................          130         32
   Banco Santander SA  (BANK) .........................        1,050         32
   Corporacion Mapfre  (INSU) .........................          200         11
   Empresa Nacional de Electricidad SA * (UTIE) .......          700         59
   Fomento de Construcciones y Contratas SA  (CONS) ...          200         26
   Gas Natural SDG  (UTIG) ............................          100         22
   Iberdrola SA  (UTIE) ...............................        2,400         30
   Repsol SA  (OILS) ..................................          700         30
   Telefonica de Espana  (UTIT) .......................        1,700         49
   Vallehermoso SA  (READ) ............................          400         11
   Viscofan Industria Navarra de Envolturas
     Celulosicas SA (FOOD) ............................          500         12
                                                                       ---------
                                                                            396

Switzerland-1.2%
   ABB AG  (MACH) .....................................           13         20
   Alusuisse-Lonza Holdings AG  (DIVO) ................           10         10
   Ciba Specialty Chemicals AG * (CHEM) ...............           56          5
   CS Holding AG  (BANK) ..............................          140         18
   Nestle SA  (FOOD) ..................................           42         55
   Novartis AG * (HEAL) ...............................           56         90
   Roche Holdings AG  (HEAL) ..........................            6         54
   Schweizerische Bankgesellschaft  (BANK) ............           10         11
   Schweizerische Rueckversicherungs-Gesellschaft
       (INSU) .........................................           10         14
   Zurich Versicherungsgesellschaft  (INSU) ...........           90         36
                                                                       ---------
                                                                            313

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
-------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                        Market
                   Name of Issuer                             Shares    Value
                                                                       (000's)
COMMON STOCK-CONTINUED
United Kingdom-11.8%
   Abbey National First Capital BV  (BANK) ............        3,000   $     41
   B.A.T. Industries plc  (FOOD) ......................       15,400        138
   Bass plc - ADR (LODG) ..............................        2,300         28
   BG plc  (UTIG) .....................................       28,500        104
   Booker plc  (FOOD) .................................        2,300         11
   British Energy plc  (UTIE) .........................       21,000         51
   British Petroleum Co. plc - ADR* (OILS) ............       12,744        159
   British Steel plc  (META) ..........................       27,800         69
   British Telecommunications plc  (TELE) .............       21,000        156
   BTR plc  (DIVO) ....................................        7,000         24
   Centrica plc * (UTIG) ..............................       28,500         35
   Charter plc  (DIVO) ................................        4,372         58
   Coats Viyella plc  (TEXT) ..........................       11,500         24
   FKI plc  (MACH) ....................................       17,500         50
   General Electric Co. plc  (ETRN) ...................       28,400        170
   Glaxo Wellcome plc - ADR (HEAL) ....................        9,300        192
   Grand Metropolitan plc  (FOOD) .....................        7,800         75
   Guinness plc  (FOOD) ...............................       10,000         98
   Hanson plc  (BUIL) .................................        6,875         34
   Hillsdown Holdings plc  (FOOD) .....................       17,000         48
   House of Fraser plc  (RETL) ........................       18,000         48
   HSBC Holdings plc  (BANK) ..........................        4,000        123
   Imperial Chemical Industries plc  (CHEM) ...........        1,000         14
   Inchcape plc  (DIVO) ...............................        6,000         28
   J. Sainsbury plc  (FOOD) ...........................        7,000         42
   Jefferson Smurfit Group plc  (MISC) ................       15,000         43
   Legal & General Group plc  (INSU) ..................       10,500         71
   Lloyds TSB Group plc  (BANK) .......................       14,000        144
   Marks & Spencer plc  (RETL) ........................       10,000         83
   Mirror Group plc  (PUBL) ...........................        8,000         25
   National Westminster Bank plc  (BANK) ..............        3,500         47
   Northern Foods plc  (FOOD) .........................       10,000         33
   Peninsular & Oriental Steam Navigation Co.  (TRAN) .        5,500         55
   Reckitt & Colman plc  (HOUS) .......................        2,425         36
   Redland plc  (BUIL) ................................        3,000         17
   Reuters Holdings plc  (MEDI) .......................        4,000         42
   RJB Mining plc  (META) .............................        7,500         45
   Royal & Sun Alliance Insurance Group plc  (INSU) ...       10,801         80
   RTZ Corp. plc  (META) ..............................        4,900         85
   Scottish Hydro-Electric plc  (UTIE) ................        4,900         34
   Sears plc  (RETL) ..................................       21,000         24
   Sedgwick Group plc  (INSU) .........................       13,500         28
   Smithkline Beecham plc  (HEAL) .....................        6,000        110
   Tesco plc  (RETL) ..................................        6,000         37
   Thames Water plc  (WATR) ...........................        5,000         57
   Unilever plc  (FOOD) ...............................        1,000         29
   Vodafone Group plc  (TELE) .........................        5,500         27
   Williams plc  (DIVO) ...............................        9,000         49
   Yorkshire Water plc  (WATR) ........................        3,600         24
                                                                       ---------
                                                                          3,045
                                                                       ---------
                                    TOTAL COMMON STOCK-         53.1%    13,719
PREFERRED STOCK-0.0%

Australia-0.0%
   News Corp., Ltd. - Pref. (MEDI) ....................            3         12

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                             Par         Market
                        Name of Issuer                       Value       Value
                                                            (000's)     (000's)
PUBLICLY-TRADED BONDS
Australia-3.1%
   Australian Government - Bonds (GOVA)
     9.00% due 9/15/04.................................   $      950   $    805
Belgium-1.8%
   Belgium Kingdom - Bonds (GOVA)
     5.00% due 3/28/01.................................        8,000        227
     6.50% due 3/31/05.................................        8,000        237
                                                                       ---------
                                                                            464
Canada-6.3%
   Government of Canada - Debs. (GOVA)
     6.50% due 6/01/04.................................        1,548      1,146
     4.25% due 12/01/21................................          635        483
                                                                       ---------
                                                                          1,629
Denmark-4.7%
   Kingdom of Denmark - Bonds (GOVA)
     8.00% due 5/15/03.................................        5,400        919
     7.00% due 11/10/24................................        1,900        283
                                                                       ---------
                                                                          1,202
France-1.7%
   Government of France - Bonds (GOVA)
     8.25% due 2/27/04.................................        2,200        441

Germany-9.6%
   Federal Republic of Germany - Bonds (GOVA)
     8.25% due 9/20/01.................................        2,500      1,640
     6.50% due 10/14/05................................        1,380        843
                                                                       ---------
                                                                          2,483
Italy-4.0%
   Republic of Italy - Bonds (GOVA)
     6.25% due 3/01/02.................................    1,760,000      1,038

Netherlands-2.5%
   Government of Netherlands - Bonds (GOVA)
     7.00% due 2/15/03.................................        1,150        647

Spain-1.0%
   Government of Spain - Bonds (GOVA)
     7.90% due 2/28/02.................................       35,000        260

Sweden-1.2%
   Swedish Government - Debs. (GOVA)
     6.00% due 2/09/05.................................        2,400        304

United Kingdom-4.8%
   Conversion - Bonds (GOVA)
     9.50% due 10/25/04................................          470        888
   U.K. Treasury - Bonds (GOVA)
     9.00% due 10/13/08................................          188        357
                                                                       ---------
                                                                          1,245
                                                                       ---------
                           TOTAL PUBLICLY-TRADED BONDS-         40.7%    10,518
WARRANTS
   AXA-UAP
     expires 7/01/99 (Cost $2) ........................            0          2
   Compagnie General de Eaux
     expires 5/02/01...................................            1          0
   La Rinascente SpA
     expires 11/30/99..................................            0          0
   Societe Generale de Belgique
     expires 11/30/99..................................            0          1
                                                                       ---------
                                        TOTAL WARRANTS-          0.0%         3

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
-------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                             Par         Market
                        Name of Issuer                       Value       Value
                                                            (000's)     (000's)
RIGHTS
   La Rinascente SpA
     expires 7/23/97...................................   $        2   $      0
     expires 7/23/97...................................            2          0
                                                                       ---------
                                          TOTAL RIGHTS-          0.0%         0
COMMERCIAL PAPER-1.9%
   Avery Dennison Corp.
     6.25% due 7/01/97.................................          514        514
                                                          -----------  ---------
                                     TOTAL INVESTMENTS-         95.8%    24,766
                   Cash and receivables, less payables-          4.2%     1,072
                                                          -----------  ---------
                                            NET ASSETS-        100.0%  $ 25,838
                                                          ===========  =========

   *  Non-income producing security.
   ADR-American Depository Receipt.
   See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                              Market     % of
                                                  Industry     Value   Long-Term
                Industry                        Abbreviation  (000's) Investments
Governmental...................................     GOVA     $ 10,518    43.4%
Banks and Finance..............................     BANK        1,761     7.3%
Diversified Operations.........................     DIVO          942     3.9%
Oils and Natural Gas Exploration and Production     OILS          889     3.7%
Electronic Products............................     ETRN          843     3.5%
Food, Beverage and Tobacco.....................     FOOD          843     3.5%
Health Products and Services...................     HEAL          813     3.4%
Insurance......................................     INSU          717     2.9%
Metals and Mining..............................     META          666     2.7%
Chemicals......................................     CHEM          561     2.3%
Retail.........................................     RETL          523     2.2%
Automotive and Rubber..........................     AUTO          506     2.1%
Utilities - Telecommunications.................     UTIT          491     2.0%
Utilities - Electric...........................     UTIE          488     2.0%
Telecommunications.............................     TELE          454     1.9%
Transportation.................................     TRAN          367     1.5%
Audio/Video Home Products......................     AUDI          338     1.4%
Building Products..............................     BUIL          298     1.2%
Machinery and Equipment........................     MACH          244     1.0%
Paper and Forest Products......................     PAPR          222     0.9%
Computers & Office Equipment...................     EDPE          212     0.9%
Utilities - Gas................................     UTIG          199     0.8%
Financial Services.............................     FINL          172     0.7%
Construction...................................     CONS          139     0.6%
Real Estate Development........................     READ          131     0.5%
Publications...................................     PUBL          130     0.5%
Media..........................................     MEDI          111     0.5%
Investment Companies...........................     FUND           97     0.4%
Textiles.......................................     TEXT           94     0.4%
Water and Water Treatment Services.............     WATR           81     0.3%
Lodging and Restaurants........................     LODG           76     0.3%
Household and Personal.........................     HOUS           75     0.3%
Miscellaneous..................................     MISC           75     0.3%
Printing.......................................     PRIN           68     0.3%
Real Estate Operations.........................     REAL           57     0.2%
Leisure and Recreation Products and Services...     LEIS           48     0.2%
                                                             ========= =========
                                                             $ 24,249   100.0%
                                                             ========= =========

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
-------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO
                                                                         Market
                    Name of Issuer                            Shares      Value
                                                                         (000's)
COMMON STOCK
Banks and Finance-0.9%
  First Empire State Corp. ............................          450      $  152
  Northern Trust Corp. ................................          150           7
  Regions Financial Corp. .............................        1,550          49
  TCF Financial Corp. .................................          550          27
                                                                          ------
                                                                             235
Building Products-0.0%
  Johns Manville Corp. ................................          400           5

Business Services-5.1%
  Coinmach Laundry Corp. * ............................        9,075         216
  Outdoor Systems, Inc. * .............................       15,200         581
  Paychex, Inc. .......................................       13,925         529
  Profit Recovery Group International, Inc. * .........        3,325          46
  Robert Half International, Inc. * ...................          300          14
                                                                          ------
                                                                           1,386
Chemicals-0.1%
  Betzdearborn, Inc. ..................................          325          21

Computers & Office Equipment-0.1%
  Amdahl Corp. * ......................................        3,000          26

Electronic Products-2.3%
  Littelfuse, Inc. * ..................................       16,950         479
  Methode Electronics, Inc. - Cl. A ...................        7,275         145
                                                                          ------
Finacial Services-Continued                                                  624
  Associates First Capital Corp. ......................        1,675          93
  Charles Schwab Corp. ................................        6,125         249
  Credit Acceptance Corp. * ...........................        7,125          92
  Finova Group, Inc. ..................................          375          29
  HealthCare Financial Partners, Inc. * ...............       15,450         315
  Household International, Inc. .......................          475          56
  Medallion Financial Corp. ...........................       19,500         373
                                                                          ------
                                                                           1,207
Food, Beverage and Tobacco-0.6%
  JP Foodservice, Inc. * ..............................        6,050         174

Foreign-11.8%
  Capita Group plc ....................................       28,011         110
  J.D. Wetherspoon plc - ADR ..........................       59,020       1,331
  PizzaExpress plc ....................................      120,450       1,264
  Rentokil Initial plc ................................       55,365         194
  Royal Caribbean Cruises, Ltd. .......................        6,450         225
  Ryanair Holdings plc - ADR* .........................        3,300          90
                                                                          ------
                                                                           3,214
Government Agencies-0.2%
  Federal Agricultural Mortgage Corp. * ...............        1,675          61

Health Products and Services-8.5%
  DENTSPLY International, Inc. ........................        1,525          75
  Depotech Corp. * ....................................        8,600         117
  Omnicare, Inc. ......................................       27,900         875
  Sofamor Danek Group, Inc. * .........................       22,750       1,041
  Sunrise Assisted Living, Inc. * .....................        3,725         130
  Sybron International Corp. * ........................          150           6
  Weider Nutrition International, Inc. ................        3,450          55
                                                                          ------
                                                                           2,299

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO

                                                                          Market
                    Name of Issuer                             Shares     Value
                                                                         (000's)
COMMON STOCK-CONTINUED
Insurance-5.2%
  AFLAC, Inc. ............................................        975     $   46
  Hartford Life, Inc. * ..................................      7,275        273
  Nationwide Financial Services, Inc. - Cl. A ............      1,075         29
  Progressive Corp. ......................................      2,550        222
  Protective Life Corp. ..................................     10,225        514
  Travelers Group, Inc. ..................................      1,250         79
  UICI * .................................................      6,300        186
  Western National Corp. .................................      2,700         72
                                                                          ------
                                                                           1,421
Leisure and Recreation Products and Services-4.7%
  Family Golf Centers, Inc. * ............................     17,575        404
  Premier Parks, Inc. ....................................     12,225        451
  Regal Cinemas, Inc. * ..................................     12,750        421
                                                                          ------
                                                                           1,276
Lodging and Restaurants-8.0%
  Choice Hotels International, Inc. ......................      3,825         65
  Extended Stay America, Inc. * ..........................        225          3
  HFS, Inc. * ............................................     17,250      1,001
  Papa John's International, Inc. * ......................     29,837      1,097
                                                                          ------
                                                                           2,166
Machinery and Equipment-0.4%
  JLK Direct Distribution, Inc. - Cl. A* .................      2,125         54
  Rental Service Corp. * .................................      2,225         58
                                                                          ------
                                                                             112
Media-6.3%
  Clear Channel Communications, Inc. * ...................     12,475        767
  Evergreen Media Corp. ..................................     12,825        572
  Heftel Broadcasting Corp. * ............................      4,350        240
  Univision Communications, Inc. * .......................      3,225        126
                                                                          ------
                                                                           1,705
Metals and Mining-0.4%
  Minerals Technologies, Inc. ............................      3,325        125

Miscellaneous-5.1%
  Apollo Group, Inc. - Cl. A* ............................     17,275        609
  Catalina Marketing Corp. * .............................      1,175         57
  Sealed Air Corp. * .....................................     10,400        494
  Trigen Energy Corp. ....................................      8,925        223
                                                                          ------
                                                                           1,383
Pollution Control Equipment and Services-2.3%
  Culligan Water Technologies, Inc. * ....................     14,075        630

Publications-0.7%
  Central Newspapers, Inc. ...............................      2,525        181

Real Estate Operations-2.4%
  Insignia Financial Group, Inc. - Cl. A .................     36,300        658

Retail-17.6%
  Barnett, Inc. * ........................................     21,375        524
  Costco Cos., Inc. * ....................................      1,800         59
  Fastenal Co. ...........................................     42,400      2,077
  Fred Meyer, Inc. * .....................................      5,375        278
  MSC Industrial Direct Co., Inc. * ......................      3,650        146
  O'Reilly Automotive, Inc. * ............................      5,875        226
  Petco Animal Supplies, Inc. ............................     42,184      1,266
  Quality Food Centers, Inc. * ...........................      3,925        149
  Safeway, Inc. * ........................................      1,050         48
                                                                          ------
                                                                           4,773

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO

                                                                          Market
                    Name of Issuer                           Shares       Value
                                                                         (000's)
COMMON STOCK-CONTINUED
Telecommunications-1.9%
  Cincinnati Bell, Inc. .................................     3,600    $    113
  CommNet Cellular, Inc. * ..............................     1,375          48
  PriCellular Corp. - Cl. A .............................    38,762         349
                                                                       --------
                                                                            510
Textiles-0.1%
  G & K Services, Inc. - Cl. A ..........................       875          33

Transportation-2.5%
  Wisconsin Central Transportation Corp. * ..............    18,075         673
                                                                       --------
                                   TOTAL COMMON STOCK- ..      91.6%     24,898
WARRANTS-0.1%
  Littelfuse, Inc. ......................................
    expires 12/27/01 (Cost $11) .........................         1          16

                                                              Par
                                                             Value
                                                            (000's)
GOVERNMENT AGENCY SHORT-TERM NOTES
  Federal Home Loan Mortgage Corp.
    5.75% due 7/01/97 ...................................  $  1,400       1,400
    5.40% due 7/10/97 ...................................     1,000         999
                                                                       --------
             TOTAL GOVERNMENT AGENCY SHORT-TERM NOTES-          8.8%      2,399
                                                           --------    --------
                                    TOTAL INVESTMENTS-        100.5%     27,313
                  Payables, less cash and receivables-         (0.5)%      (144)
                                                           --------    --------
                                           NET ASSETS-        100.0%   $ 27,169
                                                           ========    ========
  *  Non-income producing security
  ADR-American Depository Receipt.
  See notes to financial statements.


(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
-------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO





                                                                         Market
                    Name of Issuer                           Shares       Value
                                                                         (000's)
COMMON STOCK
Automotive and Rubber-1.8%
  Eaton Corp. ........................................        2,000       $  175
  Ford Motor Co. .....................................        3,000          113
  General Motors Corp. ...............................        5,300          295
  Genuine Parts Co. ..................................        6,400          217
                                                                          ------
                                                                             800
Banks and Finance-9.4%
  Banc One Corp. .....................................        7,700          373
  BankBoston Corp. ...................................        3,700          267
  Bankers Trust New York Corp. .......................        3,700          322
  Chase Manhattan Corp. ..............................        5,300          514
  Fleet Financial Group, Inc. ........................        4,900          310
  Great Western Financial Corp. ......................        1,300           70
  J.P. Morgan & Co., Inc. ............................        3,900          407
  Mellon Bank Corp. ..................................       15,500          698
  Mercantile Bankshares Corp. ........................        3,800          152
  National City Corp. ................................        4,700          247
  PNC Bank Corp. .....................................        4,000          167
  Signet Banking Corp. ...............................        6,900          248
  Wells Fargo & Co. ..................................        1,100          296
                                                                          ------
                                                                           4,071
Building Products-0.4%
  Armstrong World Industries, Inc. ...................        2,500          183

Business Services-0.6%
  ACNielson Corp. * ..................................            1            0
  Dun & Bradstreet Corp. * ...........................        9,100          239
                                                                          ------
                                                                             239
Chemicals-6.6%
  Betzdearborn, Inc. .................................        3,600          238
  Dow Chemical Co. ...................................        7,900          688
  E.I. du Pont de Nemours & Co. ......................        7,800          490
  Eastman Chemical Co. ...............................        2,900          184
  FMC Corp. * ........................................        1,100           87
  Great Lakes Chemical Corp. .........................        6,700          351
  Lubrizol Corp. .....................................        5,000          210
  Nalco Chemical Co. .................................        4,900          189
  Witco Corp. ........................................       10,800          410
                                                                          ------
                                                                           2,847
Diversified Operations-4.6%
  Fortune Brands, Inc. ...............................        6,100          228
  Frontier Corp. .....................................        8,100          161
  General Electric Co. ...............................        8,600          562
  Minnesota Mining & Manufacturing Co. ...............        3,000          306
  Sara Lee Corp. .....................................        3,800          158
  Unilever NV ........................................        1,600          349
  Western Resources, Inc. ............................        6,600          214
                                                                          ------
                                                                           1,978
Electronic Products-1.2%
  AMP, Inc. ..........................................        7,300          305
  Hubbell, Inc. - Cl. B ..............................        5,100          224
                                                                          ------
                                                                             529
Financial Services-1.2%
  American Express Co. ...............................        3,700          276
  H & R Block, Inc. ..................................        8,100          261
                                                                          ------
                                                                             537
Food, Beverage and Tobacco-6.1%
  Anheuser-Busch Cos., Inc. ..........................        8,200          344
  Gallaher Group plc - ADR* ..........................        5,000           92
  General Mills, Inc. ................................        6,500          423
  H.J. Heinz Co. .....................................        6,600          304
  Kellogg Co. ........................................        2,900          248

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
-------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO


                                                                         Market
                    Name of Issuer                           Shares       Value
                                                                         (000's)
COMMON STOCK-CONTINUED
Food, Beverage and Tobacco-Continued
  McCormick & Co., Inc. ..............................        9,400       $  237
  Philip Morris Cos., Inc. ...........................        6,200          275
  Quaker Oats Co. ....................................        8,400          377
  UST, Inc. ..........................................       13,000          361
                                                                          ------
                                                                           2,661
Foreign-5.3%
  British Petroleum Co. plc - ADR ....................        4,200          314
  Cadbury Schweppes plc ..............................        5,600           50
  Exel, Ltd. .........................................        5,600          295
  Grand Metropolitan plc - ADR .......................        2,100           82
  Imperial Chemical Industries plc - ADR .............        4,300          245
  Lonrho plc .........................................       47,200          100
  Novartis AG * ......................................          202          323
  Repsol SA - ADR ....................................        4,100          174
  Royal Dutch Petroleum Co. - NY Shares ..............        7,200          392
  Smith & Nephew plc .................................        2,000            6
  Tomkins plc ........................................       45,500          197
  Willis Corroon Group plc ...........................        9,900          111
                                                                          ------
                                                                           2,289
Government Agencies-0.8%
  Federal National Mortgage Assoc ....................        7,600          332

Health Products and Services-4.2%
  Abbott Laboratories ................................        5,300          354
  American Home Products Corp. * .....................        5,000          383
  Bausch & Lomb, Inc. ................................        6,500          306
  Baxter International, Inc. .........................        4,300          225
  C.R. Bard, Inc. ....................................        5,000          182
  Pharmacia & Upjohn, Inc. ...........................       10,300          358
                                                                          ------
                                                                           1,808
Household and Personal-0.6%
  Whirlpool Corp. ....................................        5,100          278

Insurance-3.9%
  American General Corp. .............................        7,600          363
  Hilb, Rogal & Hamilton Co. .........................        2,000           34
  Lincoln National Corp. .............................        2,600          167
  Safeco Corp. .......................................        5,700          266
  St. Paul Cos., Inc. ................................        5,500          419
  Travelers Group, Inc. ..............................        4,700          296
  USF & G Corp. ......................................        5,400          130
                                                                          ------
                                                                           1,675
Lodging and Restaurants-0.7%
  ITT Corp. * ........................................        5,000          305

Machinery and Equipment-0.6%
  Cooper Industries, Inc. ............................        5,100          254

Media-2.5%
  Dow Jones & Co., Inc. ..............................        7,100          285
  Gannett Co., Inc. ..................................        1,500          148
  Knight-Ridder, Inc. ................................        8,300          407
  McGraw-Hill Cos., Inc. .............................        3,800          223
                                                                          ------
                                                                           1,063
Metals and Mining-1.5%
  Newmont Mining Corp. ...............................        8,400          328
  Reynolds Metals Co. ................................        4,600          328
                                                                          ------
                                                                             656
Miscellaneous-1.0%
  Brown-Forman Corp. - Cl. B .........................        4,400          215
  Pall Corp. .........................................        9,200          214
                                                                          ------
                                                                             429
Oils and Natural Gas Exploration and Production-8.0%
  Amerada Hess Corp. .................................        3,600          200
  Amoco Corp. ........................................        4,000          348

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO


                                                                         Market
                    Name of Issuer                           Shares       Value
                                                                         (000's)
COMMON STOCK-CONTINUED
Oils and Natural Gas Exploration and
 Production-Continued
  Atlantic Richfield Co. .............................        9,300       $  656
  Chevron Corp. ......................................        5,100          377
  Exxon Corp. ........................................        9,600          590
  Mobil Corp. ........................................        5,200          363
  Phillips Petroleum Co. .............................        5,200          228
  Texaco, Inc. .......................................        4,400          479
  USX-Marathon Group .................................        8,100          234
                                                                          ------
                                                                           3,475
Paper and Forest Products-3.2%
  Consolidated Papers, Inc. ..........................        5,500          297
  Georgia Pacific Corp. ..............................        4,900          418
  International Paper Co. ............................        5,800          282
  Union Camp Corp. ...................................        8,100          405
                                                                          ------
                                                                           1,402

Printing-0.9%
  Deluxe Corp. .......................................        2,900           99
  R.R. Donnelley & Sons Co. ..........................        8,000          293
                                                                          ------
                                                                             392
Publications-0.5%
  Readers Digest Association, Inc. - Cl. A ...........        7,000          201
  Readers Digest Association, Inc. - Cl. B ...........        1,100           30
                                                                          ------
                                                                             231
Real Estate Development-0.2%
  Rouse Co. ..........................................        2,900           86

Real Estate Investment Trust-1.4%
  Security Capital Pacific Trust .....................        3,100           71
  Simon DeBartolo Group, Inc. ........................       13,096          419
  Weingarten Realty Investors ........................        2,300           97
                                                                          ------
                                                                             587
Retail-1.8%
  J.C. Penney, Inc. ..................................        8,700          454
  Limited, Inc. ......................................        5,100          103
  May Department Stores Co. ..........................        4,500          213
                                                                          ------
                                                                             770
Soap, Cosmetics and Personal Care-2.1%
  International Flavors & Fragrances, Inc. ...........       10,000          505
  Tambrands, Inc. ....................................        8,500          424
                                                                          ------
                                                                             929
Transportation-2.0%
  Alexander & Baldwin, Inc. ..........................        2,600           68
  Burlington Northern Santa Fe .......................        3,700          333
  GATX Corp. .........................................        1,600           92
  Union Pacific Corp. ................................        5,400          381
                                                                          ------
                                                                             874
Utilities - Electric-6.8%
  Baltimore Gas & Electric Co. .......................        5,500          147
  Centerior Energy Corp. .............................        9,600          107
  Central & South West Corp. .........................        5,900          125
  Dominion Resources, Inc. ...........................        6,800          249
  DQE, Inc. ..........................................        5,900          167
  Duke Energy Co. ....................................        8,400          403
  Edison International ...............................        4,600          114
  Entergy Corp. ......................................        5,700          156
  Florida Progress Corp. .............................        2,200           69
  GPU, Inc. ..........................................        2,400           86
  Ohio Edison Co. ....................................        8,000          175
  PacifiCorp .........................................        8,300          183
  Peco Energy Co. ....................................        8,400          176
  PG & E Corp. .......................................        5,600          136
  Public Services Enterprise Group, Inc. .............        5,600          140

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO


                                                                         Market
                    Name of Issuer                           Shares       Value
                                                                         (000's)

COMMON STOCK-CONTINUED
Utilities - Electric-Continued
  Southern Co. .......................................       11,000      $   241
  Unicom Corp. .......................................       11,100          247
                                                                         -------
                                                                           2,921
Utilities - Telecommunications-6.7%
  Alltel Corp. .......................................       12,700          425
  AT & T Corp. .......................................       11,100          389
  BCE, Inc. ..........................................        8,000          224
  Bell Atlantic Corp. ................................        5,100          387
  BellSouth Corp. ....................................        6,700          311
  GTE Corp. ..........................................        6,300          276
  SBC Communications, Inc. ...........................        5,433          336
  Southern New England Telecommunications Corp. ......        4,700          183
  Sprint Corp. .......................................        3,400          179
  U.S. West Communications Group .....................        4,800          181
                                                                         -------
                                                                           2,891
                                                                         -------
                                   TOTAL COMMON STOCK-        86.6%       37,492
                                                                Par
                                                               Value
                                                              (000's)
PUBLICLY-TRADED BONDS
U.S. Governmental-1.6%
  U.S. Treasury - Notes
    5.875% due 11/15/99 ..............................      $   200          199
    6.50% due 5/31/01 ................................          200          201
    5.75% due 8/15/03 ................................          150          145
    7.00% due 7/15/06 ................................          150          154
                                                                         -------
                          TOTAL PUBLICLY-TRADED BONDS-         1.6%          699

COMMERCIAL PAPER
  General Electric Capital Corp.
    5.52% due 7/21/97 ................................      $   592      $   590
    5.53% due 7/21/97 ................................          100          100
  Motorola, Inc.
    5.50% due 8/05/97 ................................        1,008        1,003
  Progress Capital Holdings, Inc.
    5.52% due 7/02/97 ................................          350          350
  RTZ America, Inc.
    5.56% due 7/07/97 ................................          500          500
  Siemens Capital Corp.
    5.50% due 8/20/97 ................................        1,406        1,395
  Western Australian Treasury
    5.50% due 7/11/97 ................................        1,080        1,078
                                                                         -------
                               TOTAL COMMERCIAL PAPER-        11.6%        5,016
                                                            -------      -------
                                    TOTAL INVESTMENTS-        99.8%       43,207
                  Cash and receivables, less payables-         0.2%           71
                                                            -------      -------
                                           NET ASSETS-       100.0%      $43,278
                                                            =======      =======

* Non-income producing security.
ADR-American Depository Receipt.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO



                                                               Par       Market
                    Name of Issuer                            Value       Value
                                                             (000's)     (000's)
MEDIUM TERM NOTES-2.0%
Banks and Finance-2.0%
  BankBoston Corp.
    5.72% due 7/07/97 ..................................     $ 4,500     $ 4,561

CERTIFICATES OF DEPOSIT-2.3%
Foreign-2.3%
  Westpac Banking Corp.
    5.97% due 3/24/98 ..................................       5,000       5,079

COMMERCIAL PAPER-95.7%
Automotive and Rubber-7.8%
  American Honda Finance Corp.
    5.62% due 7/09/97 ..................................       2,899       2,895
  BMW U.S. Capital Corp.
    5.57% due 7/07/97 ..................................       4,533       4,529
  General Motors Acceptance Corp.
    5.58% due 7/21/97 ..................................       3,200       3,190
    5.59% due 7/29/97 ..................................       4,418       4,399
    5.65% due 7/30/97 ..................................       2,300       2,290
                                                                         -------
                                                                          17,303
Banks and Finance-5.8%
  Fleet Funding Corp.
    5.58% due 7/09/97 ..................................       1,840       1,838
  MBNA America Bank N.A
    5.75% due 7/21/97 ..................................      11,000      11,123
                                                                         -------
                                                                          12,961
Diversified Operations-3.4%
  Mitsui & Co., Inc. USA
    5.65% due 7/07/97 ..................................       1,500       1,499
    5.69% due 7/18/97 ..................................       6,000       5,984
                                                                         -------
                                                                           7,483

Financial Services-45.2%
  Alpine Securitization Corp.
    5.56% due 7/07/97 ..................................       5,461       5,456
  Clipper Receivables Corp.
    5.60% due 8/04/97 ..................................      10,000       9,947
  Enterprise Funding Corp.
    5.60% due 8/11/97 ..................................       6,000       5,962
  Falcon Asset Securitization
    5.57% due 7/21/97 ..................................       3,000       2,991
    5.58% due 7/22/97 ..................................       3,000       2,990
    5.60% due 8/04/97 ..................................       4,590       4,566
  Goldman Sachs Group LP
    5.62% due 9/02/97 ..................................       4,000       3,961
    5.55% due 9/03/97 ..................................       7,038       6,969
  Greenwich Funding Corp.
    5.57% due 7/08/97 ..................................         874         873
    5.57% due 8/12/97 ..................................       2,492       2,476
  Lehman Brothers Holdings, Inc.
    5.68% due 8/12/97 ..................................       4,681       4,650
    5.80% due 3/05/98 ..................................       6,000       5,761
  Merrill Lynch & Co., Inc.
    5.61% due 8/26/97 ..................................       1,000         991
    5.65% due 9/30/97 ..................................       2,000       1,971
  Merrill Lynch International Australia, Ltd.
    5.57% due 7/24/97 ..................................       4,000       3,986
  PHH Group, Inc.
    5.57% due 7/25/97 ..................................      10,000       9,963
  Preferred Receivables Funding Corp.
    5.55% due 7/09/97 ..................................       2,420       2,417
    5.62% due 8/14/97 ..................................       1,528       1,518

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

                                                              Par        Market
                    Name of Issuer                           Value        Value
                                                            (000's)      (000's)
COMMERCIAL PAPER-CONTINUED
Financial Services-Continued
  Rank Xerox Capital Europe plc
    6.30% due 7/01/97 ...................................  $  2,290    $  2,290
  Sheffield Receivables Corp.
    5.57% due 7/07/97 ...................................     2,957       2,954
  Sigma Finance Corp.
    5.66% due 7/28/97 ...................................     2,000       1,992
    5.65% due 8/04/97 ...................................     5,000       4,973
  Sigma Finance, Inc.
    5.64% due 9/10/97 ...................................     1,400       1,384
  Twin Towers, Inc.
    5.59% due 7/15/97 ...................................     2,000       1,996
    5.64% due 7/18/97 ...................................     2,000       1,995
    5.66% due 7/21/97 ...................................     3,186       3,176
    5.64% due 7/21/97 ...................................     2,500       2,492
                                                                       --------
                                                                        100,700
Food, Beverage and Tobacco-11.9%
  B.A.T. Capital Corp.
    5.56% due 7/22/97 ...................................     6,000       5,981
    5.58% due 7/25/97 ...................................     4,025       4,010
  Coca Cola Co.
    5.63% due 8/20/97 ...................................     8,000       7,937
    5.65% due 8/27/97 ...................................     3,000       2,973
  Philip Morris Cos., Inc.
    5.68% due 7/14/97 ...................................     5,562       5,551
                                                                       --------
                                                                         26,452
Foreign-15.8%
  BT Bank of Canada
    5.64% due 7/23/97 ...................................    10,000      10,061
  Commonwealth Bank of Australia
    5.57% due 9/04/97 ...................................     2,000       1,980
  National Bank of Canada
    5.75% due 7/14/97 ...................................    10,000      10,121
  Sanwa Business Credit Corp.
    6.00% due 7/08/97 ...................................     6,000       5,993
    5.75% due 7/11/97 ...................................     5,000       4,992
  Westpac Capital Corp. .................................
    5.60% due 9/05/97 ...................................     2,000       1,979
                                                                       --------
                                                                         35,126
Foreign Governmental-2.6%
  Kingdom of Sweden
    5.60% due 12/05/97 ..................................     6,000       5,853
Health Products and Services-0.9%
  AC Acquisition Holding Co.
    5.60% due 8/11/97 ...................................     2,000       1,987
Utilities - Electric-1.9%
  Oyster Creek Fuel Corp.
    5.60% due 7/11/97 ...................................     4,349       4,342
Utilities - Telecommunications-0.4%
  MCI Communications Corp.
    5.64% due 10/14/97 ..................................     1,000         984
                                                                       --------
                                  TOTAL COMMERCIAL PAPER-     95.7%     213,191
                                                           --------    --------
                                       TOTAL INVESTMENTS-    100.0%     222,831
                     Payables, less cash and receivables-    (0.0)%         (41)
                                                           --------    --------
                                              NET ASSETS-    100.0%    $222,790
                                                           ========    ========

                       See notes to financial statements

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
-----------------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO

                                                                           Market
                    Name of Issuer                            Shares       Value
                                                                          (000's)

COMMON STOCK
Automotive and Rubber-4.0%
  Chrysler Corp. .......................................      11,800      $  387
  Goodyear Tire & Rubber Co. ...........................       3,700         234
  Lear Corp. * .........................................       8,700         386
                                                                          ------
                                                                           1,007

Banks and Finance-1.0%
  Wells Fargo & Co. ....................................         900         243

Building Products-0.8%
  USG Corp. * ..........................................       5,800         212

Business Services-1.4%
  ACNielson Corp. * ....................................      17,800         349

Chemicals-6.1%
  Cabot Corp. ..........................................      11,000         312
  E.I. du Pont de Nemours & Co. ........................       3,600         226
  IMC Global, Inc. .....................................       6,900         242
  Morton International, Inc. ...........................      11,300         341
  W.R. Grace & Co. .....................................       7,200         397
                                                                          ------
                                                                           1,518

Computer Software and Services-2.5%
  Autodesk, Inc. .......................................       8,900         341
  Cabletron Systems, Inc. * ............................      10,000         283
                                                                          ------
                                                                             624

Computers & Office Equipment-4.8%
  3Com Corp. * .........................................       2,500         113
  Compaq Computer Corp. * ..............................       1,900         189
  Komag, Inc. * ........................................      16,300         267
  Seagate Technology, Inc. * ...........................       9,000         317
  Western Digital Corp. * ..............................       9,600         304
                                                                          ------
                                                                           1,190
Diversified Operations-4.7%
  Kansas City Southern Industries, Inc. ................       5,100         329
  Raychem Corp. ........................................       6,000         446
  Tele-Communications International, Inc. * ............       3,100          48
  Varian Associates, Inc. ..............................       6,300         342
                                                                          ------
                                                                           1,165
Electronic Products-8.4%
  Analog Devices, Inc. * ...............................      20,200         537
  Arrow Electronics, Inc. * ............................       2,300         122
  Etec Systems, Inc. * .................................       8,000         343
  KLA Instruments Corp. * ..............................       8,000         390
  Micron Technology, Inc. ..............................       9,400         375
  Texas Instruments, Inc. ..............................       4,000         336
                                                                          ------
                                                                           2,103
Financial Services-1.4%
  Capital One Financial Corp. ..........................       9,200         347

Food, Beverage and Tobacco-2.3%
  IBP, Inc. ............................................      10,600         246
  UST, Inc. ............................................      12,000         333
                                                                          ------
                                                                             579
Foreign-3.4%
  Exel, Ltd. ...........................................      12,300         649
  Gulf Canada Resources, Ltd. * ........................      25,100         209
                                                                          ------
                                                                             858

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
-------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO

                                                                          Market
                    Name of Issuer                              Shares     Value
                                                                          (000's)

COMMON STOCK-CONTINUED
Health Products and Services-3.8%
  Allegiance Corp.........................................       10,900   $  297
  Biogen, Inc. * .........................................        7,300      247
  Columbia/HCA Healthcare Corp............................       10,500      413
  Fresenius Medical Care AG - Pref.* .....................        2,500        0
                                                                          ------
                                                                             957

Household and Personal-1.4%
  Tupperware Corp.........................................        9,700      354

Insurance-3.2%
  Allstate Corp...........................................        2,700      197
  Equitable Cos., Inc.....................................        6,600      219
  Progressive Corp........................................        4,300      374
                                                                          ------
                                                                             790

Leisure and Recreation Products and Services-1.4%
  Circus Circus Enterprises * ............................       14,100      347

Lodging and Restaurants-5.8%
  Host Marriott Corp. * ..................................       37,800      673
  La Quinta Inns, Inc.....................................        7,900      173
  Mirage Resorts, Inc.....................................       24,200      611
                                                                          ------
                                                                           1,457

Machinery and Equipment-0.4%
  Mark IV Industries, Inc.................................        4,200      101

Media-8.0%
  Comcast Corp. - Cl. A ..................................       27,927      597
  E.W. Scripps Co. - Cl. A ...............................        3,200      133
  Evergreen Media Corp....................................        6,900      308
  Knight-Ridder, Inc......................................        9,400      461
  Time Warner, Inc........................................        4,000      193
  Young Broadcasting Corp. * .............................        9,200      299
                                                                          ------
                                                                           1,991

Metals and Mining-1.6%
  AK Steel Holding Corp...................................        9,200      406

Miscellaneous-2.3%
  Millipore Corp. ........................................        7,600      334
  Owens-Illinois, Inc. * .................................        8,000      248
                                                                          ------
                                                                             582

Oils and Natural Gas Equipment and Services-1.9%
  Tidewater, Inc. ........................................       10,500      462

Oils and Natural Gas Exploration and Production-6.6%
  Tejas Gas Corp. * ......................................        9,300      365
  Triton Energy, Ltd. - Cl. A* ...........................        9,000      412
  Union Pacific Resources Group, Inc. ....................       23,993      597
  United Meridian Corp. * ................................        8,800      264
                                                                          ------
                                                                           1,638

Paper and Forest Products-3.0%
  Mead Corp. .............................................        5,700      355
  Temple-Inland, Inc. ....................................        7,500      405
                                                                          ------
                                                                             760

Retail-3.9%
  Costco Cos., Inc. * ....................................       12,400      408
  Footstar, Inc. * .......................................            1        0
  Harcourt General, Inc. .................................       11,700      557
                                                                          ------
                                                                             965

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
-------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO


                                                                   Market
                    Name of Issuer                        Shares   Value
                                                                   (000's)

COMMON STOCK-CONTINUED
Telecommunications-1.8%
  Airtouch Communications, Inc. *  ....................   10,700   $  293
  Loral Space & Communications *  .....................   10,700      161
                                                                   -------
                                                                      454

Transportation-2.9%
  Continental Airlines, Inc. *  .......................   14,200      496
  Southwest Airlines Co.   ............................    8,400      217
                                                                   -------
                                                                      713
                                                                   -------
                                    TOTAL COMMON STOCK-    88.8%   22,172

                                                           Par
                                                          Value
                                                          (000's)
SHORT-TERM INVESTMENTS-11.6%
  Investment in joint trading account (Note B)
    5.81% due 7/01/97..................................   $2,891    2,892
                                                          -------  -------
                                     TOTAL INVESTMENTS-   100.4%   25,064
                   Payables, less cash and receivables-   (0.4)%     (107)
                                                          -------  -------
                                            NET ASSETS-   100.0%   $24,957
                                                          =======  =======

  * Non-income producing security.
  ADR-American Depository Receipt.
  See notes to financial statement.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
SPECIAL OPPORTUNITIES PORTFOLIO

                                                                         Market
                   Name of Issuer                               Shares    Value
                                                                         (000's)

COMMON STOCK

Basic Material-0.1%

   Metals and Mining-0.1%
     Stillwater Mining Co. * ...............................     8,700   $   187

Capital Equipment-10.6%

   Aerospace-3.6%
     Northrop Grumman Corp. ................................    44,000     3,864
     Tracor, Inc. * ........................................   146,000     3,668
                                                                         -------
                                                                           7,532

   Building Products-1.4%
     Masco Corp. ...........................................    71,000     2,964

   Machinery and Equipment-5.6%
     Allied Signal, Inc. ...................................    65,000     5,459
     Crane Co. .............................................    72,000     3,011
     PACCAR, Inc. ..........................................    68,000     3,145
                                                                         -------
                                                                          11,615

Consumer Cyclical-3.2%

   Household and Personal-2.1%
     Newell Co. ............................................   110,000     4,359

   Textiles-1.1%
     Jones Apparel Group, Inc. * ...........................    46,500     2,220

Consumer Staple-10.2%

   Food, Beverage and Tobacco-8.5%
     ConAgra, Inc. .........................................    82,500     5,290
     Morningstar Group, Inc. * .............................   116,000     3,408
     Pioneer Hi-Bred International, Inc. ...................    28,500     2,280
     Quaker Oats Co. .......................................    40,000     1,795
     Smithfield Foods, Inc. * ..............................    79,500     4,889
                                                                         -------
                                                                          17,662

   Soap, Cosmetics and Personal Care-1.7%
     Alberto-Culver Co. ....................................   127,000     3,556

Diversified and Miscellaneous-3.9%

   Miscellaneous-3.9%
     Dekalb Genetics Corp. .................................    32,000     2,552
     Jostens, Inc. .........................................    40,000     1,070
     Philip Services Corp. * ...............................   175,800     2,791
     Samsonite Corp. * .....................................    40,500     1,787
                                                                         -------
                                                                           8,200
Energy-8.6%

   Oils and Natural Gas Equipment and Services-7.5%
     BJ Services Co. * .....................................    47,000     2,520
     EVI, Inc. * ...........................................   125,600     5,275
     Falcon Drilling Co., Inc. * ...........................    41,500     2,391
     Halliburton Co. .......................................    33,000     2,615
     National-Oilwell, Inc. * ..............................    51,000     2,933
                                                                         -------
                                                                          15,734

   Oils and Natural Gas Exploration and Production-1.1%
     Ocean Energy, Inc. ....................................    48,000     2,220

Financial-23.2%

   Banks and Finance-11.9%
     Banc One Corp. ........................................    95,000     4,602

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
SPECIAL OPPORTUNITIES PORTFOLIO




                                                                         Market
                   Name of Issuer                            Shares      Value
                                                                         (000's)
COMMON STOCK-CONTINUED

   Banks and Finance-Continued
     Charter One Financial, Inc. .......................     105,300     $ 5,672
     Comerica, Inc. ....................................      46,000       3,128
     Compass Bancshares, Inc. ..........................      92,000       3,094
     Crestar Financial Corp. ...........................     108,000       4,199
     Firstar Corp. .....................................     134,000       4,087
                                                                         -------
                                                                          24,782

   Financial Services-0.9%
     Raymond James Financial, Inc. .....................      64,000       1,752

   Insurance-10.4%
     Allmerica Financial Corp. .........................     105,000       4,187
     American General Corp. ............................      92,000       4,393
     General Re Corp. ..................................      24,000       4,368
     St. Paul Cos., Inc. ...............................      54,500       4,156
     Travelers Property Casualty Corp. - Cl. A .........     115,000       4,586
                                                                         -------
                                                                          21,690

Foreign-7.2%

   Foreign-7.2%
     Canadian Natural Resources, Ltd. * ................      79,000       2,051
     Compania de Minas Buenaventura SA - ADR* ..........      23,000         453
     Elan Corp. plc - ADR* .............................     100,000       4,525
     Gulf Canada Resources, Ltd. * .....................     347,000       2,884
     Next plc ..........................................     110,000       1,242
     Oy Nokia AB - ADR .................................      41,000       3,024
     PizzaExpress plc ..................................      73,300         769
                                                                         -------
                                                                          14,948
Health Care-12.1%
   Health Products and Services-12.1%
     AmeriSource Health Corp. - Cl. A* .................      86,000       4,289
     Amgen, Inc. * .....................................      57,000       3,313
     CVS Corp. .........................................      95,000       4,869
     DePuy, Inc. * .....................................      85,000       1,955
     NovaCare, Inc. * ..................................     176,000       2,442
     Oxford Health Plans, Inc. * .......................      43,000       3,085
     Sofamor Danek Group, Inc. * .......................      38,000       1,739
     Tenet Healthcare Corp. ............................      74,000       2,188
     Universal Health Services, Inc. * .................      36,000       1,386
                                                                         -------
                                                                          25,266
Retail-7.3%
   Retail-7.3%
     Dollar General Corp. ..............................      59,000       2,213
     Gap, Inc. .........................................      85,000       3,304
     Payless Shoesource, Inc. * ........................      39,000       2,133
     Ross Stores, Inc. .................................     138,000       4,511
     Stage Stores, Inc. * ..............................     115,000       2,990
                                                                         -------
                                                                          15,151
Technology-8.8%
   Computer Software and Services-3.0%
     Compuware Corp. * .................................      51,000       2,435
     McAfee Associates, Inc. ...........................      61,000       3,851
                                                                         -------
                                                                           6,286
   Electronic Products-4.6%
     Applied Materials, Inc. * .........................      18,500       1,310
     Honeywell, Inc. ...................................      70,500       5,348


(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
SPECIAL OPPORTUNITIES PORTFOLIO




                                                                         Market
                   Name of Issuer                         Shares         Value
                                                                         (000's)
COMMON STOCK-CONTINUED
   Electronic Products-Continued
     Sunstrand Corp. ............................          10,000       $    558
     Texas Instruments, Inc. ....................          27,000          2,270
                                                                        --------
                                                                           9,486
   Telecommunications-1.2%
     DSC Communications Corp. * .................         112,000          2,492

Transportation-0.9%
   Transportation-0.9%
     CNF Transportation, Inc. ...................          61,900          1,996
                                                                        --------
                              TOTAL COMMON STOCK-           96.1%        200,098

                                                          Par
                                                         Value
                                                         (000's)
JOINT REPURCHASE AGREEMENT-2.8%
   Investment in joint repurchase agreement
   with Toronto Dominion Securities (USA), Inc.
   dated 6/30/97 5.97% due 7/01/97(a)............        $  5,823          5,824
                                                         --------       --------
                               TOTAL INVESTMENTS-           98.9%        205,922
             Cash, less payables and receivables-            1.1%          2,296
                                                         --------       --------
                                      NET ASSETS-          100.0%       $208,218
                                                         ========       ========
(a) The repurchase agreement, dated 6/30/97, is fully collateralized by U.S.
    government obligations based on market prices at the date of the purchase.
    The investment in repurchase agreement is through participation in a joint account with other portfolios advised by John Hancock.
*   Non-income producing security.
ADR-American Depository Receipt.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I


June 30, 1997
--------------------------------------------------------------------------------
REAL ESTATE EQUITY PORTFOLIO
                                                                        Market
                    Name of Issuer                            Shares     Value
                                                                        (000's)
COMMON STOCK
Lodging and Restaurants-3.2%
  Host Marriott Corp. * ..................................   320,000    $  5,700
Real Estate Development-4.7%
  Catellus Development Corp. * ...........................   230,000       4,169
  Highwoods Properties, Inc. .............................   125,000       4,000
                                                                        --------
                                                                           8,169
Real Estate Investment Trust-90.0%
  AMLI Residential Properties Trust ......................   155,000       3,643
  Avalon Properties, Inc. ................................   150,000       4,294
  Bay Apartment Communities, Inc. ........................    74,000       2,738
  Beacon Properties Corp. ................................   110,000       3,671
  Bradley Real Estate, Inc. ..............................   150,000       2,888
  BRE Properties, Inc. ...................................   209,000       5,251
  Burnham Pacific Properties, Inc. .......................   185,000       2,544
  Cali Realty Corp. ......................................   105,000       3,570
  Camden Property Trust ..................................   100,000       3,163
  CarrAmerica Realty Corp. ...............................   150,000       4,313
  Centerpoint Properties Corp. ...........................    86,000       2,731
  Chateau Communities, Inc. ..............................   158,180       4,528
  Developers Diversified Realty Corp. ....................   110,000       4,400
  Duke Realty Investments, Inc. ..........................   100,000       4,050
  Equity Residential Properties Trust ....................   130,000       6,174
  Evans Withycombe Residential, Inc. .....................   130,000       2,698
  Federal Realty Investment Trust ........................   125,000       3,375
  Glimcher Realty Trust ..................................   185,100       3,818
  JDN Realty Corp. .......................................   130,000       4,063
  JP Realty, Inc. ........................................   152,000       4,123
  Kilroy Realty Corp. ....................................   113,100       2,856
  Kimco Realty Corp. .....................................   100,000       3,175
  Liberty Property Trust .................................   200,000       4,975
  MGI Properties, Inc. ...................................   165,000       3,640
  Oasis Residential, Inc. ................................   135,800       3,191
  Pacific Gulf Properties, Inc. ..........................   171,000       3,762
  Patriot American Hospitality, Inc. .....................   258,000       6,578
  Post Properties, Inc. ..................................   103,700       4,206
  Prentiss Properties Trust ..............................   130,900       3,354
  Regency Realty Corp. ...................................   105,000       2,861
  RFS Hotel Investors, Inc. ..............................   140,000       2,520
  Security Capital Industrial Trust ......................   158,638       3,411
  Security Capital Pacific Trust .........................   200,428       4,585
  Simon DeBartolo Group, Inc. ............................   155,000       4,960
  Sovran Self Storage, Inc. ..............................   100,000       2,925
  Starwood Lodging Trust .................................    95,000       4,055
  Storage USA, Inc. ......................................   125,000       4,781
  Sun Communities, Inc. ..................................   100,000       3,356
  United Dominion Realty Trust, Inc. .....................   408,326       5,792
  Weeks Corp. ............................................    90,000       2,813
  Western Investment Real Estate Trust ...................   170,000       2,359
  Winston Hotels, Inc. ...................................   125,000       1,883
                                                                        --------
                                                                         158,073
                                                                        --------
                                       TOTAL COMMON STOCK-     97.9%     171,942

                                                               Par
                                                              Value
                                                             (000's)
SHORT-TERM INVESTMENTS-1.6%
  Investment in joint trading account (Note B)
    5.81% due 7/01/97.....................................  $  2,741       2,742
                                                            --------    --------
                                        TOTAL INVESTMENTS-     99.5%     174,684
                      Cash and receivables, less payables-      0.5%         909
                                                            --------    --------
                                               NET ASSETS-    100.0%    $175,593
                                                            ========    ========

* Non-income producing security.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO



                                                                         Market
                  Name of Issuer                            Shares       Value
                                                                         (000's)
COMMON STOCK
Aerospace-2.7%

  Northrop Grumman Corp. ............................       214,700     $ 18,853
  United Technologies Corp. .........................       565,400       46,928
                                                                        --------
                                                                          65,781
Automotive and Rubber-3.5%
  Borg-Warner Automotive, Inc. ......................        71,900        3,887
  Chrysler Corp. ....................................       291,800        9,575
  Dana Corp. ........................................       440,800       16,750
  Ford Motor Co. ....................................       453,700       17,127
  General Motors Corp. ..............................       659,600       36,731
  Goodyear Tire & Rubber Co. ........................        39,600        2,507
                                                                        --------
                                                                          86,577
Banks and Finance-9.4%
  Bank of New York Co., Inc. ........................       339,200       14,755
  BankAmerica Corp. .................................     1,144,600       73,899
  BankBoston Corp. ..................................       130,800        9,426
  Bankers Trust New York Corp. ......................       101,000        8,787
  Chase Manhattan Corp. .............................       328,600       31,895
  Citicorp ..........................................        92,500       11,152
  Comerica, Inc. ....................................       176,200       11,982
  First Bank System, Inc. ...........................       152,400       13,011
  First Union Corp. .................................       132,100       12,219
  J.P. Morgan & Co., Inc. ...........................        51,400        5,365
  MBNA Corp. ........................................       321,600       11,779
  Norwest Corp. .....................................       485,000       27,281
                                                                        --------
                                                                         231,551
Building Products-0.3%

  Masco Corp. .......................................       181,800        7,590
Chemicals-4.5%
  Air Products & Chemicals, Inc. ....................       386,000       31,363
  E.I. du Pont de Nemours & Co. .....................       868,600       54,613
  Ethyl Corp. .......................................       478,900        4,430
  Hercules, Inc. ....................................        90,300        4,323
  Monsanto Co. ......................................       135,200        5,822
  Praxair, Inc. .....................................       127,700        7,151
  Rohm & Haas Co. ...................................        21,500        1,936
                                                                        --------
                                                                         109,638
Computer Software and Services-5.2%
  Adobe Systems, Inc. ...............................        89,500        3,138
  Cadence Design Systems, Inc. * ....................       235,900        7,903
  Computer Associates International, Inc. ...........       501,200       27,911
  Electronic Data Systems Corp. .....................       175,300        7,187
  Microsoft Corp. ...................................       523,400       66,146
  Oracle Corp. * ....................................       290,000       14,609
  Policy Management Systems Corp. * .................        30,000        1,410
                                                                        --------
                                                                         128,304
Computers & Office Equipment-6.1%
  Compaq Computer Corp. * ...........................       332,300       32,981
  Hewlett-Packard Co. ...............................       952,200       53,323
  IBM Corp. .........................................       306,800       27,670
  Komag, Inc. * .....................................       135,100        2,212
  Pitney Bowes, Inc. ................................       244,300       16,979
  Sun Microsystems, Inc. * ..........................       125,000        4,652
  Xerox Corp. .......................................       151,500       11,950
                                                                        --------
                                                                         149,767
Diversified Operations-6.9%
  B.F. Goodrich Co. .................................       105,200        4,556
  Canadian Pacific, Ltd. ............................       480,700       13,670
  General Electric Co. ..............................     1,364,400       89,199

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO

                                                                         Market
                   Name of Issuer                           Shares       Value
                                                                         (000's)
COMMON STOCK-CONTINUED
Diversified Operations-Continued
  Ogden Corp. .......................................       122,568     $  2,666
  Raychem Corp. .....................................        71,100        5,288
  Textron, Inc. .....................................       589,600       39,135
  Trinity Industries, Inc. ..........................       115,300        3,661
  Whitman Corp. .....................................       458,000       10,992
                                                                        --------
                                                                         169,167
Electronic Products-2.7%
  Analog Devices, Inc. * ............................            66            2
  Honeywell, Inc. ...................................       149,400       11,336
  Intel Corp. .......................................       336,200       47,677
  Rockwell International Corp. * ....................        89,400        5,275
  Tektronix, Inc. ...................................        51,500        3,090
                                                                        --------
                                                                          67,380
Financial Services-1.7%
  American Express Co. ..............................       222,000       16,539
  Morgan Stanley, Dean Witter, Discover and Co. .....       590,000       25,407
                                                                        --------
                                                                          41,946
Food, Beverage and Tobacco-3.4%
  ConAgra, Inc. .........................................    265,400      17,019
  Flowers Industries, Inc. ..............................    387,450       6,514
  PepsiCo, Inc. .........................................    226,100       8,493
  Philip Morris Cos., Inc. ..............................    957,300      42,480
  Universal Foods Corp. .................................    233,900       8,917
                                                                        --------
                                                                          83,423
Foreign-1.9%
  British Petroleum Co. plc - ADR .......................    185,400      13,882
  British Steel plc - ADR ...............................    257,400       6,499
  Glaxo Wellcome plc - ADR ..............................    278,500      11,645
  Imperial Oil, Ltd. ....................................    271,500      13,948
                                                                        --------
                                                                          45,974
Health Products and Services-12.7%
  Abbott Laboratories ...................................    529,000      35,311
  Allegiance Corp. ......................................    232,000       6,322
  Alza Corp. * ..........................................    168,500       4,887
  Amgen, Inc. * .........................................    141,200       8,207
  Becton, Dickinson & Co. ...............................    169,900       8,601
  Bristol-Myers Squibb Co. ..............................    245,800      19,910
  Cardinal Health, Inc. .................................    539,200      30,869
  Columbia/HCA Healthcare Corp. .........................    193,250       7,597
  Guidant Corp. .........................................     55,200       4,692
  Health Management Assoc., Inc. - Cl. A* ...............     36,843       1,050
  HEALTHSOUTH Corp. * ...................................    198,000       4,938
  Hillenbrand Industries, Inc. ..........................    134,900       6,408
  Johnson & Johnson .....................................    802,600      51,667
  Medtronic, Inc. .......................................    123,000       9,963
  Merck & Co., Inc. .....................................    588,400      60,899
  Schering-Plough Corp. .................................    319,000      15,272
  Vencor, Inc. * ........................................     43,200       1,825
  Warner-Lambert Co. ....................................    265,900      33,038
                                                                        --------
                                                                         311,456
Insurance-6.6%
  American International Group, Inc. ....................    144,500      21,585
  Cigna Corp. ...........................................    224,400      39,831
  Equitable Cos., Inc. ..................................     45,000       1,496
  General Re Corp. ......................................    242,800      44,190
  Hartford Financial Services Group, Inc. ...............    308,400      25,520

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO



                                                                         Market
               Name of Issuer                                Shares      Value
                                                                         (000's)
COMMON STOCK-CONTINUED
Insurance-Continued
  Marsh & McLennan Cos., Inc. ...........................    433,800    $ 30,962
                                                                        --------
                                                                         163,584
Leisure and Recreation Products and Services-0.4%
  The Walt Disney Co. ...................................    126,200      10,128

Lodging and Restaurants-1.1%
  HFS, Inc. * ...........................................    332,700      19,297
  Hilton Hotels Corp. ...................................    284,400       7,554
                                                                        --------
                                                                          26,851
Machinery and Equipment-2.7%
  Allied Signal, Inc. ...................................    132,500      11,130
  Caterpillar, Inc. .....................................     29,700       3,189
  Cooper Industries, Inc. ...............................    348,700      17,348
  Dover Corp. ...........................................    151,300       9,305
  Ingersoll-Rand Co. ....................................    171,100      10,565
  Perkin-Elmer Corp. ....................................    175,000      13,923
                                                                        --------
                                                                          65,460
Media-0.5%
  Time Warner, Inc. .....................................    240,600      11,609

Metals and Mining-0.2%
  Precision Castparts Corp. .............................     88,100       5,253

Miscellaneous-0.8%
  American Greetings Corp. - Cl. A ......................    191,300       7,102
  Avery Dennison Corp. ..................................    336,200      13,490
                                                                        --------
                                                                          20,592
Oils and Natural Gas Equipment and Services-0.6%
  Baker Hughes, Inc. ....................................    192,900       7,463
  Halliburton Co. .......................................     30,000       2,378

  Rowan Cos., Inc. * ....................................    182,400       5,141
                                                                        --------
                                                                          14,982
Oils and Natural Gas Exploration and Production-7.9%
  Amoco Corp. ..........................................      66,100       5,747
  Anadarko Petroleum Corp. .............................     151,000       9,060
  Atlantic Richfield Co. ...............................     566,400      39,931
  Chevron Corp. ........................................     151,700      11,216
  Consolidated Natural Gas Co. .........................     159,600       8,588
  El Paso Natural Gas Co. ..............................      85,000       4,675
  Exxon Corp. ..........................................     281,600      17,318
  Kerr-McGee Corp. .....................................     166,600      10,558
  Phillips Petroleum Co. ...............................     489,300      21,407
  Texaco, Inc. .........................................     268,600      29,210
  Unocal Corp. .........................................     684,300      26,559
  USX-Marathon Group ...................................     311,500       8,995
                                                                      ----------
                                                                         193,264
Paper and Forest Products-0.1%
  Westvaco Corp. .......................................     100,500       3,159

Photography and Related Services-0.6%
  Eastman Kodak Co. ....................................     205,800      15,795

Pollution Control Equipment and Services-0.2%
  Wheelabrator Technologies, Inc. ......................     305,000       4,708

Retail-6.2%
  Costco Cos., Inc. * ..................................     361,800      11,894
  Dayton-Hudson Corp. ..................................     147,800       7,861
  Federated Department Stores, Inc. * ..................     257,100       8,934
  Home Depot, Inc. .....................................     747,500      51,531
  Liz Claiborne, Inc. ..................................     101,200       4,718

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO


                                                                         Market
                   Name of Issuer                          Shares        Value
                                                                         (000's)
COMMON STOCK-CONTINUED

Retail-Continued
  Lowe's Cos., Inc. ....................................   431,200    $   16,008
  Nike, Inc. - Cl. B ...................................   352,500        20,577
  Nine West Group, Inc. * ..............................   194,100         7,412
  Staples, Inc. * ......................................   524,300        12,190
  Wal-Mart Stores, Inc. ................................    99,500         3,364
  Warnaco Group, Inc. - Cl. A ..........................   271,600         8,657
                                                                      ----------
                                                                         153,146
Soap, Cosmetics and Personal Care-0.2%
  Revlon, Inc. - Cl. A* ................................    96,400         4,995

Telecommunications-0.6%
  Lucent Technologies, Inc. ............................   200,784        14,469

Textiles-0.1%
  Fruit of the Loom, Inc. - Cl. A* .....................   103,800         3,218

Transportation-1.1%
  Delta Air Lines, Inc. ................................   119,700         9,815
  Norfolk Southern Corp. ...............................   162,700        16,392
                                                                      ----------
                                                                          26,207
Utilities - Electric-3.6%
  Dominion Resources, Inc. .............................   472,700        17,313
  DQE, Inc. ............................................   165,200         4,667
  Duke Energy Co. ......................................   397,080        19,035
  Entergy Corp. ........................................   441,400        12,083
  Hawaiian Electric Industries, Inc. ...................   140,300         5,419
  Houston Industries, Inc. .............................   489,500        10,494
  Southern Co. .........................................    94,000         2,056
  Texas Utilities Co. ..................................   367,300        12,649
  Unicom Corp. .........................................   172,500         3,838
                                                                      ----------
                                                                          87,554
Utilities - Telecommunications-2.2%
  AT&T Corp. ...........................................   300,800        10,547
  BellSouth Corp. ......................................   382,100        17,720
  GTE Corp. ............................................   572,800        25,132
                                                                      ----------
                                                                          53,399
                                                                      ----------
                                     TOTAL COMMON STOCK-     96.7%     2,376,927

                                                            Par
                                                           Value
                                                          (000's)
SHORT-TERM INVESTMENTS-3.1% Investment in joint
  trading account (Note B)
    5.81% due 7/01/97................................... $  77,783        77,820
                                                         ---------    ----------
                                      TOTAL INVESTMENTS-     99.8%     2,454,747
                    Cash and receivables, less payables-      0.2%         3,706
                                                         ---------    ----------
                                             NET ASSETS-    100.0%    $2,458,453
                                                         =========    ==========

* Non-income producing security.
ADR-American Depository Receipt.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
MANAGED PORTFOLIO



                                                                       Market
                   Name of Issuer                      Shares           Value
                                                                       (000's)

COMMON STOCK
Aerospace-1.6%
  Lockheed Martin Corp. ............................    14,764       $   1,529
  Northrop Grumman Corp. ...........................   121,600          10,679
  United Technologies Corp. ........................   345,700          28,694
                                                                     ----------
                                                                        40,902

Automotive and Rubber-1.8%
  Borg-Warner Automotive, Inc. .....................    17,400             941
  Chrysler Corp. ...................................   250,800           8,229
  Dana Corp. .......................................   180,600           6,863
  Ford Motor Co. ...................................   373,500          14,101
  General Motors Corp. .............................   254,500          14,173
  Goodyear Tire & Rubber Co. .......................    14,100             893
                                                                     ----------
                                                                        45,200

Banks and Finance-3.7%
  Bank of New York Co., Inc. .......................   152,500           6,634
  BankAmerica Corp. ................................   321,200          20,738
  BankBoston Corp. .................................    51,300           3,697
  Bankers Trust New York Corp. .....................    44,900           3,906
  Barnett Banks, Inc. ..............................    74,600           3,917
  Chase Manhattan Corp. ............................   144,600          14,036
  Citicorp. ........................................    88,000          10,611
  Comerica, Inc. ...................................    80,100           5,447
  First Bank System, Inc. ..........................    75,000           6,403
  First Union Corp. ................................    63,900           5,911
  J.P. Morgan & Co., Inc. ..........................    38,300           3,998
  MBNA Corp. .......................................    91,800           3,362
  Norwest Corp. ....................................   101,000           5,681
                                                                     ----------
                                                                        94,341


Building Products-0.1%
  Masco Corp. ......................................    84,500           3,528

Chemicals-1.7%
  Air Products & Chemicals, Inc. ...................   117,900           9,580
  E.I. du Pont de Nemours & Co. ....................   363,200          22,837
  Ethyl Corp. ......................................   266,000           2,461
  Monsanto Co. .....................................    67,300           2,898
  Morton International, Inc. .......................    65,200           1,968
  Praxair, Inc. ....................................    85,000           4,760
                                                                     ----------
                                                                        44,504

Computer Software and Services-2.0%
  Adobe Systems, Inc. ..............................    44,300           1,553
  Cadence Design Systems, Inc. * ...................    31,500           1,055
  Computer Associates International, Inc. ..........   192,700          10,732
  Electronic Data Systems Corp. ....................   109,300           4,481
  Microsoft Corp. ..................................   189,200          23,911
  Oracle Corp. *....................................    85,100           4,287
  Parametric Technology Co. * ......................    25,000           1,064
  Policy Management Systems Corp. *.................    71,200           3,346
                                                                     ----------
                                                                        50,429

Computers & Office Equipment-2.9%
  Cisco Systems, Inc. *.............................    55,900           3,752
  Compaq Computer Corp. *...........................   132,500          13,152
  Dell Computer Corp. *.............................    19,200           2,255
  Hewlett-Packard Co. ..............................   364,100          20,391
  IBM Corp. ........................................   178,800          16,127
  Komag, Inc. * ....................................    67,200           1,100
  Pitney Bowes, Inc. ...............................    78,400           5,449


(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
MANAGED PORTFOLIO



                                                                        Market
                   Name of Issuer                      Shares           Value
                                                                       (000's)
COMMON STOCK - CONTINUED
Computers & Office Equipment-Continued
  Stratus Computer, Inc. * .........................    49,100       $   2,455
  Sun Microsystems, Inc. * .........................    73,900           2,750
  Xerox Corp. ......................................    85,700           6,760
                                                                     ----------
                                                                        74,191

Diversified Operations-2.8%
  B.F. Goodrich Co. ................................    55,100           2,387
  Canadian Pacific, Ltd. ...........................   177,900           5,059
  General Electric Co. .............................   693,000          45,306
  Illinois Tool Works, Inc. ........................    34,000           1,698
  Raychem Corp. ....................................    76,500           5,690
  Textron, Inc. ....................................   117,000           7,766
  Trinity Industries, Inc. .........................    45,700           1,451
  Tyco International, Ltd. .........................    38,700           2,692
                                                                     ----------
                                                                        72,049

Electronic Products-1.2%
  Analog Devices, Inc. * ...........................         1               0
  Honeywell, Inc. ..................................    74,100           5,622
  Intel Corp. ......................................   178,300          25,286
  Mentor Graphics Corp. * ..........................   113,400           1,049
                                                                     ----------
                                                                        31,957

Financial Services-0.6%
  American Express Co. .............................    67,600           5,036
  Morgan Stanley, Dean Witter, Discover & Co. ......   264,600          11,395
                                                                     ----------
                                                                        16,431

Food, Beverage and Tobacco-2.3%
  ConAgra, Inc. ....................................   130,100           8,343
  Flowers Industries, Inc. .........................   110,550           1,859
  General Mills, Inc. ..............................    50,600           3,295
  PepsiCo, Inc. ....................................   332,500          12,491
  Philip Morris Cos., Inc. .........................   554,100          24,589
  Universal Foods Corp. ............................   221,200           8,433
                                                                     ----------
                                                                        59,010

Foreign-0.7%
  British Petroleum Co. plc - ADR ..................   138,200          10,349
  British Steel plc - ADR ..........................    99,400           2,510
  Glaxo Wellcome plc - ADR .........................   137,600           5,753
                                                                     ----------
                                                                        18,612

Health Products and Services-6.0%
  Abbott Laboratories ..............................   261,900          17,483
  Allegiance Corp. .................................    50,000           1,363
  Alza Corp. * .....................................    79,800           2,314
  Amgen, Inc. * ....................................    66,300           3,854
  Becton, Dickinson & Co. ..........................    85,800           4,344
  Bristol-Myers Squibb Co. .........................   156,300          12,661
  Cardinal Health, Inc. ............................    88,200           5,049
  Columbia/HCA Healthcare Corp. ....................   113,400           4,458
  Guidant Corp. ....................................     2,500             213
  HEALTHSOUTH Corp. * ..............................   273,600           6,823
  Hillenbrand Industries, Inc. .....................    70,900           3,368

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
MANAGED PORTFOLIO



                                                                       Market
                   Name of Issuer                      Shares          Value
                                                                      (000's)
COMMON STOCK-CONTINUED
Health Products and Services-Continued
  Johnson & Johnson   ..............................   384,900      $  24,779
  Medtronic, Inc.   ................................    75,400          6,107
  Merck & Co., Inc.   ..............................   293,800         30,409
  Schering-Plough Corp.   ..........................   165,000          7,899
  United Healthcare Corp.   ........................    17,900            931
  Vencor, Inc. *  ..................................    89,900          3,798
  Warner-Lambert Co.   .............................   160,600         19,956
                                                                    ----------
                                                                      155,809

Insurance-3.7%
  American International Group, Inc.   .............   112,100         16,746
  Cigna Corp.   ....................................   111,800         19,846
  General Re Corp.   ...............................   120,600         21,950
  Hartford Financial Services Group, Inc.   ........   145,400         12,033
  Marsh & McLennan Cos., Inc.   ....................   343,800         24,540
                                                                    ----------
                                                                       95,115

Lodging and Restaurants-0.4%
  HFS, Inc. *  .....................................   142,900          8,288
  Hilton Hotels Corp.   ............................   117,000          3,108
                                                                    ----------
                                                                       11,396

Machinery and Equipment-1.0%
  Allied Signal, Inc.   ............................    71,200          5,981
  Cooper Industries, Inc.   ........................    71,500          3,557
  Dover Corp.   ....................................    58,400          3,592
  Durco International, Inc.   ......................    58,400          1,708
  Ingersoll-Rand Co.   .............................    62,800          3,878
  Perkin-Elmer Corp.   .............................    75,800          6,031
                                                                    ----------
                                                                       24,747
Media-0.2%
  Time Warner, Inc.   ..............................   121,900          5,882

Metals and Mining-0.1%
  Precision Castparts Corp.   ......................    35,300          2,105

Miscellaneous-0.5%
  American Greetings Corp. - Cl. A  ................   108,900          4,043
  Avery Dennison Corp.   ...........................   237,200          9,519
  Unisource Worldwide, Inc.   ......................    36,100            578
                                                                    ----------
                                                                       14,140

Oils and Natural Gas Equipment and Services-0.4%
  Baker Hughes, Inc.   .............................    93,000          3,598
  Halliburton Co.   ................................    30,300          2,401
  Schlumberger, Ltd.   .............................    37,600          4,700
                                                                    ----------
                                                                       10,699

Oils and Natural Gas Exploration and Production-3.8%
  Amoco Corp.   ....................................    44,300          3,851
  Anadarko Petroleum Corp.   .......................    72,900          4,374
  Atlantic Richfield Co.   .........................   182,000         12,832
  Chevron Corp.   ..................................   148,500         10,981
  Consolidated Natural Gas Co.   ...................   130,100          7,001
  El Paso Natural Gas Co.   ........................    30,700          1,689
  Imperial Oil, Ltd.   .............................   117,500          6,037
  Kerr-McGee Corp.   ...............................   100,300          6,357
  Phillips Petroleum Co.   .........................   362,000         15,839
  Texaco, Inc.   ...................................   156,600         17,031
  Unocal Corp.   ...................................   222,100          8,620
  USX-Marathon Group   .............................   128,200          3,702
                                                                    ----------
                                                                       98,314


(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
MANAGED PORTFOLIO


                                                                       Market
                   Name of Issuer                       Shares          Value
                                                                       (000's)
COMMON STOCK-CONTINUED

Paper and Forest Products-0.1%
  James River Corp. of Virginia ....................    66,900       $   2,475

Photography and Related Services-0.5%
  Eastman Kodak Co. ................................   165,000          12,665

Pollution Control Equipment and Services-0.2%
  Safety Kleen Corp. ...............................    91,800           1,549
  Wheelabrator Technologies, Inc. ..................   152,616           2,356
                                                                     ---------
                                                                         3,905

Real Estate Development-0.0%
  Clayton Homes, Inc. ..............................    63,000             898

Retail-2.9%
  Costco Cos., Inc. * ..............................   217,100           7,137
  Dayton-Hudson Corp. ..............................    30,100           1,601
  Federated Department Stores, Inc. * ..............    19,800             688
  Home Depot, Inc. .................................   385,400          26,570
  Liz Claiborne, Inc. ..............................    89,400           4,168
  Lowe's Cos., Inc. ................................   190,800           7,083
  Nike, Inc. - Cl. B ...............................   136,000           7,939
  Nine West Group, Inc. * ..........................    96,700           3,693
  Safeway, Inc. * ..................................    25,000           1,153
  Staples, Inc. * ..................................    32,525             756
  TJX Cos., Inc.  ..................................    66,000           1,741
  Wal-Mart Stores, Inc. ............................   313,800          10,611
  Warnaco Group, Inc. - Cl. A ......................    18,700             596
                                                                     ---------
                                                                        73,736
Soap, Cosmetics and Personal Care-0.1%
  Revlon, Inc. * ...................................    40,000           2,073

Telecommunications-0.3%
  Lucent Technologies, Inc. ........................   125,937           9,076

Textiles-0.2%
  Fruit of the Loom, Inc. - Cl. A* .................   112,200           3,478
  Tommy Hilfiger Corp. * ...........................    30,000           1,206
                                                                     ---------
                                                                         4,684

Transportation-0.4%
  Delta Air Lines, Inc. ............................    53,200           4,362
  Norfolk Southern Corp. ...........................    68,800           6,932
                                                                     ---------
                                                                        11,294

Utilities - Electric-1.9%
  Baltimore Gas & Electric Co. .....................    30,900             825
  CINergy Corp. ....................................   193,400           6,733
  Dominion Resources, Inc. .........................   208,000           7,618
  DQE, Inc. ........................................   113,300           3,201
  Duke Energy Co. ..................................    99,949           4,791
  Entergy Corp. ....................................   217,900           5,965
  Florida Progress Corp. ...........................   139,200           4,359
  Hawaiian Electric Industries, Inc. ...............    31,100           1,201
  Houston Industries, Inc. .........................   109,300           2,343
  Texas Utilities Co. ..............................   187,400           6,454
  Unicom Corp. .....................................   246,000           5,474
                                                                     ---------
                                                                        48,964

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
MANAGED PORTFOLIO


                                                                       Market
                   Name of Issuer                       Shares          Value
                                                                       (000's)
COMMON STOCK-CONTINUED

Utilities - Telecommunications-1.4%
  AT & T Corp. .....................................   124,200       $   4,355
  BellSouth Corp. ..................................   342,300          15,875
  GTE Corp. ........................................   359,300          15,765
                                                                     ---------
                                                                        35,995
                                                                     ---------
                                 TOTAL COMMON STOCK-     45.5%       1,175,126


                                                        Par
                                                       Value
                                                       (000's)
PUBLICLY-TRADED BONDS

Banks and Finance-6.3%
  BankAmerica Corp. - Sub. Notes
    7.20% due 4/15/06...............................  $ 17,060          17,121
  Bankers Trust NY - Sub. Notes
    8.25% due 5/01/05...............................    12,759          13,549
  Capital One Bank - Sr. Notes
    7.35% due 6/20/00...............................     4,530           4,594
  First Union Corp. - Sub. Notes
    7.05% due 8/01/05...............................     9,090           9,026
  Midland Bank plc - Sub. Notes
    7.625% due 6/15/06..............................    12,890          13,306
  NationsBank Corp. - Sub. Notes
    6.50% due 3/15/06...............................     2,530           2,425
    7.50% due 9/15/06...............................     4,500           4,605
  NB Capital Trust II - Cap. Secs.
    7.83% due 12/15/26..............................    20,020          19,793
  NBD Bancorp - Sub. Notes
    7.125% due 5/15/07..............................     9,520           9,449
  Santander Finance Issuances, Ltd. - Bonds
    7.75% due 5/15/05...............................     5,370           5,546
  Societe Generale NY - Sub. Notes
    7.40% due 6/01/06...............................    11,610          11,698
  Society National Bank - Sub. Notes
    7.25% due 6/01/05...............................    10,380          10,448
  Wells Fargo & Co. - Sub. Notes
    6.875% due 4/01/06..............................     5,480           5,371
    7.125% due 8/15/06..............................       650             648
  Wells Fargo Capital I - Bonds
    7.96% due 12/15/26..............................    34,580          34,115
                                                                     ---------
                                                                       161,694

Computers & Office Equipment-0.7%
  IBM Corp. - Debs.
    7.125% due 12/01/96.............................    18,920          18,000

Financial Services-9.9%
  American Express Co. - Debs.
    8.50% due 8/15/01...............................       175             186
  American General Finance Corp. - Sr. Notes
    7.25% due 5/15/05...............................     4,620           4,656
  Associates Corp. of N.A. - Sr. Notes
    7.50% due 5/15/99...............................     1,120           1,142
  Banponce Trust I - Cap. Secs.
    8.327% due 2/01/27..............................    13,015          13,096
  Camden Property Trust - Med. Term Notes
    7.142% due 6/21/04..............................     6,330           6,281


(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
MANAGED PORTFOLIO


                                                         Par           Market
                   Name of Issuer                       Value           Value
                                                       (000's)         (000's)
PUBLICLY-TRADED BONDS-CONTINUED

Financial Services-Continued
  Capital One Financial Corp. - Sr. Notes
    7.25% due 12/01/03..............................  $ 19,000       $  18,583
  Chase Commercial Mortgage Securities Corp. -
    Ser. 1997-1 Cl. A2 7.37% due 2/19/07............    13,300          13,480
  CS First Boston Mortgage Securities Corp. -
    Ser. 1997-C1 Cl. A1C 7.24% due 6/20/29..........    26,710          26,911
  ERP Operating LP - Notes
    7.95% due 4/15/02...............................     5,450           5,606
  Fleet Capital Trust II - Unsec. Cap. Secs.
    7.92% due 12/11/26..............................    22,700          22,293
  Fletcher Challenge Industries, Ltd. - Notes
    9.00% due 9/15/99...............................     1,270           1,335
  General Motors Acceptance Corp. - Med. Term Notes
    6.80% due 5/22/01...............................       480             480
  Lehman Brothers, Inc. - Sr. Sub. Notes
    7.25% due 4/15/03...............................    26,770          26,900
  Mellon Capital II - Unsec. Cap. Secs.
    7.995% due 1/15/27..............................    27,850          27,740
  Merrill Lynch Mortgage Investors, Inc. - Ser.
    1997-C1 Cl. A3 7.12% due 6/18/29................     7,970           7,990
  Mortgage Capital Funding, Inc. - Ser. 1996-MC2
    Cl. A1 6.758% due 2/20/04.......................     8,900           8,876
  Phillips 66 Capital Trust II - Cap. Secs.
    8.00% due 1/15/37...............................    19,730          19,660
  Salomon, Inc. - Sr. Notes
    7.30% due 5/15/02...............................    10,090          10,162
    7.20% due 2/01/04...............................    14,920          14,855
  Santander Finance Issuances, Ltd. - Unsec. Sub.
    Notes 7.00% due 4/01/06.........................     6,470           6,385
  Sears Credit Account Master Trust
    6.45% due 10/15/06..............................     5,660           5,641
  Susa Partnership LP - Notes
    8.20% due 6/01/17...............................     3,480           3,493
  United Dominion Realty Trust, Inc. - Notes
    7.25% due 1/15/07...............................    10,010           9,963
                                                                     ---------
                                                                       255,714
Food, Beverage and Tobacco-1.7%
  Coca Cola Enterprises, Inc. - Bonds
    6.70% due 10/15/36..............................    14,250          14,285
  H.J. Heinz Co. - Notes
    5.50% due 9/15/97...............................       560             560
  Philip Morris Cos., Inc. - Notes
    8.25% due 10/15/03..............................    26,890          28,485
                                                                     ---------
                                                                        43,330

Foreign-3.4%
  BCH Cayman Islands, Ltd. - Unsec. Sub. Notes
    7.70% due 7/15/06...............................    27,144          27,745
  Enersis SA
    6.90% due 12/01/06..............................    12,670          12,254
  Hydro-Quebec - Debs. Ser. HS
    9.40% due 2/01/21...............................    19,870          23,590
  Korea Development Bank - Notes
    5.875% due 12/01/98.............................     1,375           1,370
    6.25% due 5/01/00...............................    10,100           9,974

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
MANAGED PORTFOLIO


                                                         Par           Market
                   Name of Issuer                       Value           Value
                                                       (000's)         (000's)
PUBLICLY-TRADED BONDS-CONTINUED

Foreign-Continued
  Petroleum Geo-Services ASA - Notes
    7.50% due 3/31/07...............................  $ 12,690       $  12,837
                                                                     ---------
                                                                        87,770

Foreign Governmental-0.5%
  Province of Ontario, Canada - Sr. Unsub. Notes
    7.375% due 1/27/03..............................       750             770
  Province of Quebec - Notes
    5.735% due 3/02/26..............................    12,970          12,626
                                                                     ---------
                                                                        13,396

Government Agencies-5.9%
  Federal National Mortgage Assoc.
    6.36% due 8/16/00...............................     8,460           8,456
    6.50% due 4/01/08 - 5/01/11.....................    45,715          44,891
    7.00% due 3/01/26 - 5/01/26.....................     9,074           8,901
    7.50% due 12/01/99..............................    20,440          20,486
  Government National Mortgage Assoc.
    7.00% due 1/15/23 - 12/15/23....................    10,420          10,283
    7.50% due 2/15/22 - 12/15/99....................    26,217          26,373
    8.00% due 1/15/23 - 12/15/99....................    33,541          34,386
                                                                     ---------
                                                                       153,776

Health Products and Services-1.3%
  Columbia/HCA Healthcare Corp. - Notes
    7.50% due 11/15/95..............................    11,870          11,479
  Tenet Healthcare Corp. - Sr. Notes
    8.00% due 1/15/05...............................    20,970          21,023
                                                                     ---------
                                                                        32,502

Lodging and Restaurants-1.0%
  Hilton Hotels Corp. - Notes
    7.375% due 6/01/02..............................     6,450           6,486
  Hilton Hotels Corp.- Sr. Notes
    7.95% due 4/15/07...............................    18,680          19,113
                                                                     ---------
                                                                        25,599

Media-1.2%
  News America Holdings, Inc. - Notes
    8.00% due 10/17/16..............................    13,610          13,388
  Viacom, Inc. - Sr. Notes
    7.75% due 6/01/05...............................    17,500          17,565
                                                                     ---------
                                                                        30,953

Metals and Mining-0.5%
  Pohang Iron & Steel Co. - Notes
    7.375% due 5/15/05..............................    13,390          13,322

Miscellaneous-1.1%
  Millipore Corp. - Notes
    7.50% due 4/01/07...............................     9,380           9,547
  Service Corp. International - Notes
    7.70% due 4/15/09...............................    18,780          19,380
                                                                     ---------
                                                                        28,927

Real Estate Investment Trust-0.3%
  Spieker Properties, Inc. - Med. Term Notes
    8.00% due 7/19/05...............................     3,740           3,869
  Spieker Properties, L.P. - Notes
    7.125% due 12/01/06.............................     3,370           3,319
                                                                     ---------
                                                                         7,188

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
MANAGED PORTFOLIO


                                                        Par           Market
                   Name of Issuer                      Value           Value
                                                      (000's)         (000's)
PUBLICLY-TRADED BONDS-CONTINUED

Retail-0.8%
  May Dept Stores Co. - Debs.
    9.50% due 4/15/21...............................  $  4,900      $   5,811
  Sears Roebuck Acceptance Corp. - Notes
    6.72% due 11/05/03..............................    15,325         15,126
                                                                    ----------
                                                                       20,937

Transportation-0.0%
  Southwest Airlines Co. - Debs.
    8.75% due 10/15/03..............................     1,245          1,360

U.S. Governmental-17.5%
  U.S. Treasury - Bonds
    6.75% due 8/15/26...............................    19,000         18,805

  U.S. Treasury - Notes
    4.75% due 9/30/98...............................   165,820        163,568
    5.125% due 11/30/98.............................   142,100        140,502
    5.875% due 2/28/99..............................   100,000         99,767
    6.25% due 4/30/01...............................    28,500         28,421
                                                                    ----------
                                                                      451,063

Utilities - Telecommunications-1.1%
  GTE Southwest, Inc. - 1st Mtge. Bonds
    8.50% due 11/15/31..............................     1,950          2,185
  Northwestern Bell Telephone Co. - Debs.
    9.50% due 5/01/00...............................       250            268
  WorldCom, Inc. - Notes
    7.75% due 4/01/07...............................    24,560         24,976
                                                                    ----------
                                                                       27,429
                                                                    ----------
                        TOTAL PUBLICLY-TRADED BONDS-      53.2%     1,372,960

SHORT-TERM INVESTMENTS- 2.4%
  Investment in joint trading account (Note B)
    5.81% due 7/01/97...............................    62,911         62,941
                                                      ---------     ----------
                                  TOTAL INVESTMENTS-     101.1%      2,611,027
                Payables, less cash and receivables-      (1.1)%       (28,868)
                                                      ---------     ----------
                                         NET ASSETS-     100.0%     $2,582,159
                                                      =========     ==========


  * Non-income producing security.
  ADR-American Depository Receipt.
  See notes to financial statments.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
SHORT-TERM U. S. GOVERNMENT PORTFOLIO

                                                                 Par     Market
                    Name of Issuer                              Value     Value
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS
Government Agencies-62.7%
 Federal Farm Credit Banks - Bonds
  8.65% due 10/01/99 .......................................    $1,020    $1,069
 Federal Farm Credit Banks - Med. Term Notes
  5.31% due 5/26/98 ........................................       100        99
  7.55% due 10/30/98 .......................................       100       102
  5.70% due 11/16/98 .......................................       400       398
  6.57% due 4/13/99 ........................................     1,500     1,509
  6.30% due 1/24/01 ........................................       200       199
  6.375% due 11/01/01 ......................................     3,000     2,982
  6.80% due 4/04/02 ........................................       350       353
 Federal Home Loan Banks - Bonds
  5.82% due 12/02/99 .......................................     6,000     5,943
 Federal Home Loan Banks - Debs .............................
  5.94% due 6/13/00 ........................................       550       544
 Federal Home Loan Banks - Notes
  5.90% due 9/21/98 ........................................       880       879
 Federal Home Loan Mortgage Corp. - Debs ....................
  5.02% due 2/15/99 ........................................       420       413
  6.515% due 8/25/00 .......................................       500       502
 Federal Home Loan Mortgage Corp. - Notes
  6.24% due 9/07/00 ........................................     1,000       995
 Federal National Mortgage Assoc ............................
  6.36% due 8/16/00 ........................................     2,110     2,109
 Federal National Mortgage Assoc. - Euro. Med. Term Notes
  6.40% due 5/02/01 ........................................     4,000     3,996
 Federal National Mortgage Assoc. - Med. Term Notes
  5.72% due 3/13/01 ........................................     1,000       975
 Federal National Mortgage Assoc. - Notes
  9.55% due 9/10/97-12/10/97 ...............................     1,130     1,146
  8.45% due 7/12/99 ........................................     1,220     1,271
  6.35% due 8/10/99 ........................................        50        50
  8.25% due 12/18/00 .......................................       615       648
 Private Export Funding Co. - Debs.
    9.10% due 10/30/98 .....................................     1,025     1,064
    9.50% due 3/31/99 ......................................       750       791
    9.45% due 12/31/99 .....................................       500       536
    7.90% due 3/31/00 ......................................     1,000     1,039
 Private Export Funding Co. - Notes
    5.75% due 4/30/98 ......................................     1,650     1,648
    5.50% due 3/15/01 ......................................       700       678
 State of Israel Agency for International
    Development - Bonds
    6.00% due 2/15/99 ......................................       750       748
    6.05% due 8/15/00 ......................................     1,200     1,188
 State of Israel Agency for International
    Development - Global Notes
    5.875% due 7/16/97 .....................................       105       105
    5.75% due 3/15/00 ......................................     1,600     1,577
 Tennessee Valley Authority - Global Bonds
    6.00% due 11/01/00 .....................................     4,015     3,960
                                                                         -------
                                                                          39,516
U.S. Governmental-33.3%
 U.S. Treasury - Notes
    5.125% due 4/30/98-12/31/98 ............................    15,800    15,642
    7.125% due 9/30/99 .....................................       290       296
    6.25% due 4/30/01 ......................................     4,200     4,188
    6.50% due 5/31/01 ......................................       900       905
                                                                         -------
                                                                          21,031
                                                                         -------
                                TOTAL PUBLICLY-TRADED BONDS-     96.0%    60,547
SHORT-TERM INVESTMENTS-3.1%
 Investment in joint trading account (Note B)
    5.81% due 7/01/97.......................................     1,926     1,927
                                                               -------   -------
                                          TOTAL INVESTMENTS-     99.0%    62,474
                        Cash and receivables, less payables-      1.0%       606
                                                               -------   -------
                                                NET ASSETS-     100.0%   $63,080
                                                               =======   =======

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
-------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO


                                                                   Market
                    Name of Issuer                        Shares   Value
                                                                   (000's)

COMMON STOCK

Aerospace-1.1%
  Thiokol Corp. .......................................    2,300   $  161
  UNC, Inc. ...........................................    4,400       64
                                                                   -------
                                                                      225
Automotive and Rubber-1.5%
  Arvin Industries, Inc. ..............................    5,700      155
  Detroit Diesel Corp. * ..............................    6,700      160
                                                                   -------
                                                                      315
Banks and Finance-8.1%
  ALBANK Financial Corp. ..............................    2,600      103
  Astoria Financial Corp. .............................    1,100       52
  CCB Financial Corp. .................................      900       66
  Cullen/Frost Bankers, Inc. ..........................    5,200      220
  Deposit Guaranty Corp. ..............................    4,900      154
  Glendale Federal Bank FSB * .........................    3,300       86
  Imperial Bancorp * ..................................    8,400      242
  Magna Group, Inc. ...................................    6,000      209
  ONBANCorp, Inc. .....................................    1,600       82
  One Valley Bancorp, Inc. ............................      325       14
  Peoples Heritage Financial Group, Inc. ..............    3,200      121
  Sovereign Bancorp, Inc. .............................   11,100      169
  St. Paul Bancorp, Inc. ..............................    3,700      123
                                                                   -------
                                                                    1,641
Building Products-1.5%
  Medusa Corp. ........................................    4,700      180
  Universal Forest Products, Inc. .....................    4,500       66
  Watsco, Inc. ........................................    2,300       58
                                                                   -------
                                                                      304
                                                                   -------
Business Services-1.7%
  ABM Industries, Inc. ................................    8,700      168
  Norrell Corp. .......................................    5,100      168
                                                                   -------
                                                                      336

Chemicals-2.2%
  Dexter Corp. ........................................    5,800      186
  Ferro Corp. .........................................    3,600      133
  H.B. Fuller Co. .....................................    2,400      132
                                                                   -------
                                                                      451
Computer Software and Services-3.6%
  Aspen Technologies, Inc. * ..........................      700       26
  BancTec, Inc. * .....................................    4,200      109
  Boole & Babbage, Inc. * .............................    1,400       30
  Computer Management Sciences, Inc. * ................    4,000       82
  Computer Task Group, Inc. ...........................    4,400      164
  Harbinger Corp. * ...................................    1,350       38
  Keane, Inc. * .......................................    1,600       83
  National Data Corp. .................................    1,900       82
  Remedy Corp. * ......................................      900       36
  Structural Dynamics Research Corp. * ................      700       18
  Symantec Corp. * ....................................    1,700       33
  Transaction Systems Architects, Inc. - Cl. A* .......      600       21
                                                                   -------
                                                                      722
Computers & Office Equipment-2.1%
  Comverse Technology, Inc. * .........................      600       31
  Data General Corp. * ................................    2,300       60
  Herman Miller, Inc. .................................    2,900      104
  Network Appliance, Inc. * ...........................    1,400       53
  Stratus Computer, Inc. * ............................    1,800       90
  Wang Laboratories, Inc. * ...........................    4,400       94
                                                                   -------
                                                                      432
Construction-0.3%
  Nortek, Inc. * ......................................    2,900       70


(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
-------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO


                                                                   Market
                    Name of Issuer                        Shares   Value
                                                                   (000's)

COMMON STOCK

Diversified Operations-1.3%
  Aeroquip-Vickers, Inc. ..............................    1,700   $   80
  Standard Commercial Corp. * .........................   10,629      185
                                                                   -------
                                                                      265
Electronic Products-5.0%
  Berg Electronics Corp. * ............................    1,100       40
  BMC Industries, Inc. ................................    2,100       72
  Burr-Brown Corp. * ..................................    2,500       86
  Dallas Semiconductor Corp. ..........................    3,200      126
  Jabil Circuit, Inc. * ...............................      900       75
  Kent Electronics Corp. * ............................      900       33
  Methode Electronics, Inc. - Cl. A. ..................    3,400       68
  Rexel, Inc. * .......................................    7,100      131
  Technitrol, Inc. ....................................    9,400      256
  Unitrode Corp. * ....................................    2,700      136
                                                                   -------
                                                                    1,023
Engineering-0.5%
  Stone & Webster, Inc. ...............................    2,300       98

Financial Services-1.9%
  Alex. Brown, Inc. ...................................    1,150       81
  Imperial Credit Industries, Inc. * ..................    7,100      146
  Interra Financial, Inc. .............................    2,400      101
  Quick & Reilly Group, Inc. ..........................    2,600       60
  Raymond James Financial, Inc. .......................      100        3
                                                                   -------
                                                                      391
                                                                   -------
Food, Beverage and Tobacco-3.5%
  Adolph Coors Co. - Cl. B. ...........................    9,900      263
  Dean Foods Co. ......................................    3,700      149
  DIMON, Inc. .........................................    1,100       29
  Earthgrains Co. .....................................      600       39
  Richfood Holdings, Inc. .............................    3,100       81
  Universal Corp. .....................................    4,600      146
                                                                   -------
                                                                      707
Foreign-0.0%
  Mutual Risk Management, Ltd. ........................        1        0

Health Products and Services-10.2%
  Acuson Corp. * ......................................    3,400       78
  Advanced Technology Laboratories, Inc. * ............    1,400       60
  AmeriSource Health Corp. - Cl. A* ...................    2,400      120
  Amylin Pharmaceuticals, Inc. * ......................    1,400       19
  Ballard Medical Products  ...........................    1,800       36
  Bindley Western Industries, Inc. ....................    4,100       94
  Datascope Corp. * ...................................    3,200       63
  Faulding, Inc. * ....................................    4,700       58
  ICN Pharmaceuticals, Inc. ...........................    1,100       32
  Immunex Corp. .......................................    4,400      160
  Integrated Health Services, Inc. ....................    6,200      239
  Jones Medical Industries, Inc. ......................    1,100       52
  Kinetic Concepts, Inc. ..............................    6,600      119
  Marquette Medical Systems - Cl. A* ..................    9,200      202
  Multicare Cos., Inc. * ..............................    2,200       60
  NovaCare, Inc. * ....................................    2,500       35
  Perrigo Co. * .......................................   17,800      223
  Safeskin Corp. * ....................................    3,300       97
  Sierra Health Services, Inc. * ......................    2,200       69
  Sofamor Danek Group, Inc. * .........................    1,000       46
  TECNOL Medical Products, Inc. * .....................    6,900      154
  Trigon Healthcare, Inc. * ...........................    2,200       53
                                                                   -------
                                                                    2,069

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
-------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO


                                                                   Market
                    Name of Issuer                        Shares   Value
                                                                   (000's)

COMMON STOCK-CONTINUED

Household and Personal-2.0%
  Furniture Brands International, Inc. *  .............    6,000   $  116
  Interface, Inc.   ...................................    3,300       73
  Kellwood Co.   ......................................    2,800       78
  O'Sullivan Industries Holdings, Inc. *  .............    8,500      141
                                                                   -------
                                                                      408
Insurance-8.0%
  CMAC Investment Corp.   .............................    3,100      148
  Delphi Financial Group, Inc. - Cl. A*  ..............    5,130      198
  Executive Risk, Inc.   ..............................      400       21
  Frontier Insurance Group, Inc.   ....................    2,600      168
  Guarantee Life Cos., Inc.   .........................    2,600       65
  Horace Mann Educators Corp.   .......................    2,800      137
  Life Re Corp.   .....................................    1,100       51
  NAC Re Corp.   ......................................    5,500      265
  Orion Capital Corp.   ...............................    2,200      162
  Presidential Life Corp.   ...........................    7,000      136
  Reliance Group Holdings, Inc.   .....................    8,700      103
  Vesta Insurance Group, Inc.   .......................    1,100       48
  W.R. Berkley Corp.   ................................    2,200      130
                                                                   -------
                                                                    1,632
Leisure and Recreation Products and Services-0.9%
  Carmike Cinemas, Inc. - Cl. A*  .....................    5,400      177

Lodging and Restaurants-2.3%
  Applebee's International, Inc.   ....................    2,700       72
  Brinker International, Inc. *  ......................    2,600       37
  Bristol Hotel Co. *  ................................    2,500       96
  CKE Restaurants, Inc.   .............................    2,350       74
  Luby's Cafeterias, Inc.   ...........................    3,800       76
  Prime Hospitality Corp. *  ..........................    2,700       53
  Showbiz Pizza Time, Inc. *  .........................    2,100       55
                                                                   -------
                                                                      463
Machinery and Equipment-3.9%
  A.O. Smith Corp.   ..................................    1,000       36
  Baldor Electric Co.   ...............................    2,000       59
  Chart Industries, Inc.   ............................    2,400       66
  Coltec Industries, Inc. *  ..........................    4,100       80
  Fluke Corp.   .......................................    1,100       65
  Manitowoc Co., Inc.   ...............................    2,000       94
  Mascotech, Inc.   ...................................   11,200      234
  Robbins & Myers, Inc.   .............................    2,300       75
  Teleflex, Inc.   ....................................    2,600       81
                                                                   -------
                                                                      790
                                                                   -------
Media-2.2%
  Cablevision Systems Corp. - Cl. A*  .................    5,300      285
  International Family Entertainment, Inc. - Cl. B  ...    3,100      107
  McClatchy Newspapers, Inc. - Cl. A  .................    1,500       44
  Metromedia International Group, Inc. *  .............    1,200       15
                                                                   -------
                                                                      451
Metals and Mining-1.3%
  National Steel Corp. - Cl. B*  ......................    4,400       74
  Precision Castparts Corp.   .........................    1,500       89
  Zeigler Coal Holding Co.   ..........................    4,200       98
                                                                   -------
                                                                      261

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
-------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO


                                                                   Market
                    Name of Issuer                        Shares   Value
                                                                   (000's)

COMMON STOCK-CONTINUED

Miscellaneous-3.1%
  ACX Technologies, Inc. *  ...........................    5,100   $  115
  AptarGroup, Inc.   ..................................    1,100       50
  Catalina Marketing Corp. *  .........................    1,500       72
  DeVry, Inc. *  ......................................    2,900       78
  Foamex International, Inc. *  .......................    6,200       81
  Paxar Corp. *  ......................................    6,100      115
  Sotheby's Holdings, Inc.   ..........................    7,500      127
                                                                   ------
                                                                      638
Oils and Natural Gas Equipment and Services-1.7%
  EVI, Inc. *  ........................................    2,200       92
  Newpark Resources, Inc. *  ..........................    2,300       78
  ONEOK, Inc.   .......................................    1,900       61
  Varco International, Inc. *  ........................    3,400      110
                                                                   ------
                                                                      341
                                                                   ------
Oils and Natural Gas Exploration and Production-3.4%
  Berry Petroleum Co. - Cl. A  ........................    2,900       55
  Cabot Oil & Gas Corp. - Cl. A  ......................    4,800       85
  Helmerich & Payne, Inc.   ...........................    2,400      138
  HS Resources, Inc. *  ...............................    4,500       64
  KN Energy, Inc.   ...................................    1,400       59
  Newfield Exploration Co.   ..........................    2,900       58
  Parker & Parsley Petroleum Co.   ....................    2,900      103
  Snyder Oil Corp.   ..................................    4,100       75
  Tesoro Petroleum Corp. *  ...........................      500        7
  Vintage Petroleum, Inc.   ...........................    1,800       55
                                                                   ------
                                                                      699

Pollution Control Equipment and Services-1.1%
  Culligan Water Technologies, Inc. *  ................    2,000   $   90
  Ionics, Inc. *  .....................................    1,600       73
  U.S. Filter Corp. *  ................................    1,900       52
                                                                   ------
                                                                      215
Publications-0.1%
  Pulitzer Publishing Co.   ...........................      200       11

Real Estate Development-1.6%
  Centex Corp.   ......................................    5,900      240
  Highwoods Properties, Inc.   ........................      800       26
  U.S. Home Corp. *  ..................................    2,300       61
                                                                   ------
                                                                      327
Real Estate Investment Trust-3.5%
  CBL & Associates Properties, Inc.   .................    4,800      115
  Equity Residential Properties Trust   ...............    2,762      131
  JP Realty, Inc.   ...................................    3,200       87
  Koger Equity, Inc. *  ...............................    3,100       57
  Merry Land & Investment Co., Inc.   .................    2,800       61
  MGI Properties, Inc.   ..............................    1,700       38
  OMEGA Healthcare Investors, Inc.   ..................      900       29
  Public Storage, Inc.   ..............................    3,500      102
  RFS Hotel Investors, Inc.   .........................    4,700       85
                                                                   ------
                                                                      705
Real Estate Operations-0.9%
  Pulte Corp.   .......................................    5,400      187

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
-------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO


                                                                   Market
                    Name of Issuer                        Shares   Value
                                                                   (000's)

COMMON STOCK-CONTINUED

Retail-5.1%
  Ethan Allen Interiors, Inc.   .......................    1,800   $   103
  Fred Meyer, Inc. *  .................................    3,100       160
  Lands' End, Inc. *  .................................    8,000       237
  Pier 1 Imports, Inc.   ..............................    6,500       172
  Ross Stores, Inc.   .................................    3,800       124
  Shopko Stores, Inc.   ...............................    4,100       105
  Tech Data Corp. *  ..................................    2,100        66
  U.S. Office Products Co. *  .........................    1,600        49
  United Stationers, Inc. *  ..........................      500        13
                                                                   -------
                                                                     1,029
Soap, Cosmetics and Personal Care-0.4%
  Carter Wallace, Inc.   ..............................    4,500        80

Telecommunications-1.8%
  C-TEC Corp. *  ......................................    1,800        63
  Centennial Cellular Corp. - Cl. A*  .................    5,100        81
  CommNet Cellular, Inc. *  ...........................    2,300        80
  Davox Corp. *  ......................................    2,500        89
  Dynatech Corp. *  ...................................    1,200        43
  Octel Communications Corp. *  .......................      600        14
                                                                   -------
                                                                       370
Textiles-1.9%
  Burlington Industries, Inc. *  ......................    7,300        88
  Quaker Fabric Corp. *  ..............................      700        12
  Springs Industries, Inc.   ..........................    1,700        90
  St. John Knits, Inc.   ..............................    1,900       103
  WestPoint Stevens, Inc. *  ..........................    2,500        98
                                                                   -------
                                                                       391
Transportation-2.4%
  Airbourne Freight Corp.   ...........................    3,300       138
  America West Holdings Corp. - Cl. B*  ...............    3,800        55
  Expeditors International of Washington, Inc.   ......    3,900       111
  Heartland Express, Inc. *  ..........................    4,350       102
  Yellow Corp. *  .....................................    3,800        85
                                                                   -------
                                                                       491
Utilities - Electric-1.1%
  Central Louisiana Electric   ........................    1,400        39
  Central Maine Power Co.   ...........................    3,800        47
  Cilcorp, Inc.   .....................................    1,200        49
  Commonwealth Energy System Cos.   ...................    2,200        53
  IES Industries, Inc.   ..............................    1,500        44
                                                                   -------
                                                                       232
Utilities - Gas-0.3%
  NUI Corp.   .........................................    2,700        61

Water and Water Treatment Services-0.2%
  E'Town Corp.   ......................................    1,400        43
                                                                   -------
                                    TOTAL COMMON STOCK-     93.7%   19,051
                                                           Par
                                                          Value
                                                          (000's)
SHORT-TERM INVESTMENTS-10.2%
  Investment in joint trading account (Note B)
    5.81% due 7/01/97..................................   $2,075     2,076
                                                          -------  -------
                                     TOTAL INVESTMENTS-    103.9%   21,127
                   Payables, less cash and receivables-     (3.9)%    (789)
                                                          -------  -------
                                            NET ASSETS-    100.0%  $20,338
                                                          =======  =======

  * Non-income producing security.
  ADR-American Depository Receipt.
  See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO


                                                                        Market
                    Name of Issuer                            Shares    Value
                                                                       (000's)

COMMON STOCK

Argentina-0.8%
  Banco de Galicia y Buenos Aires SA de CV (BANK) .........      511   $   13
  Banco Frances del Rio de la Plata SA (BANK) .............      737       24
  Perez Companc SA (OILS) .................................    5,364       43
  Sociedad Comercial del Plata - ADR* (CHEM) ..............      100        4
  Telecom Argentina Stet-France Telecom SA - Cl. B (UTIT) .      610        3
  Telecom Argentina Stet-France Telecom SA - ADR (UTIT) ...       70        4
  Telefonica de Argentina SA - ADR (UTIT) .................    1,610       56
  Transportadora de Gas del Sur SA (OILS) .................      240        3
  YPF Sociedad Anonima - ADR - ADR (OILS) .................    1,910       59
                                                                       ------
                                                                          209

Australia-1.7%
  Australia & New Zealand Banking Group, Ltd. (BANK) ......    2,000       15
  Australian Gas Light Co., Ltd. (OILS) ...................    5,000       29
  Boral, Ltd. (BUIL) ......................................    3,000        9
  Broken Hill Proprietary Co., Ltd. (DIVO) ................    7,500      110
  Commonwealth Instalment Receipt Trustee, Ltd. (BANK) ....    2,700       24
  Foster's Brewing Group, Ltd. (FOOD) .....................   10,000       19
  John Fairfax Holdings Ltd. (PUBL) .......................    3,000        7
  Lend Lease Corp. (FINL) .................................    1,000       21
  National Australia Bank, Ltd. (BANK) ....................    2,037       29
  National Mutual Holdings, Ltd. * (INSU) .................    6,000       10
  News Corp., Ltd. (MEDI) .................................    6,007       29
  Publishing & Broadcasting, Ltd. (MEDI) ..................    4,000       23
  St. George Bank, Ltd. (BANK) ............................    3,000       20
  Sydney Harbour Casino Holdings, Ltd. * (LEIS) ...........    9,000       14
  TABCORP Holdings, Ltd. (LEIS) ...........................    4,000       22
  Westpac Banking Corp., Ltd. (BANK) ......................    3,000       18
  WMC, Ltd. (META) ........................................    3,000       19
  Woodside Petroleum, Ltd. (OILS) .........................    3,000       26
                                                                       ------
                                                                          444

Austria-0.0%
  EVN Energie-Versorgung Niederoesterreich AG (UTIE) ......       20        3
  Flughafen Wien AG (TRAN) ................................       70        3
                                                                       ------
                                                                            6

Belgium-1.2%
  Credit Communal Holding/Dexia (BANK) ....................      189       20
  Generale de Banque SA (BANK) ............................      170       65
  Generale de Banque SA (BANK) ............................       10        0
  Kredietbank NV (BANK) ...................................      460      185
  UCB SA (HEAL) ...........................................       19       60
                                                                       ------
                                                                          330

Brazil-3.7%
  Centrais Electricas Brasileiras SA - Eletrobras - ADR
    (UTIE) ................................................    3,252       93
  Companhia Siderurgica National - ADR (META) .............    1,000       33
  Compania Brasileira de Distribuicao Grupo Pao de Acucar
    (RETL) ................................................    1,057       24
  Compania Energetica de Minas (UTIE) .....................    2,551      135
  Telecomunicacoes Brasileiras S/A-Telebras - ADR (TELE) ..    4,144      630
  Usinas Siderurgicas de Minas Gerais S/A - ADR* (META) ...    5,449       61
                                                                       ------
                                                                          976

Canada-0.2%
  Alcan Aluminum, Ltd. (META) .............................    1,540       53
  Royal Bank of Canada (BANK) .............................      290       13
                                                                       ------
                                                                           66
                                                                       ------

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO


                                                                   Market
                    Name of Issuer                        Shares   Value
                                                                  (000's)
COMMON STOCK-CONTINUED

Chile-0.4%
  Chilectra SA - ADR (UTIE) ...........................      645   $   19
  Chilgener SA - ADR (UTIE) ...........................      240        7
  Compania Cervecerias Unidas SA (FOOD) ...............      200        4
  Compania de Telecomunicaciones de Chile SA (UTIT) ...      586       19
  Empresa Nacional de Electricidad SA - ADR (UTIE) ....      878       20
  Enersis SA - ADR (UTIE) .............................      503       18
  Santa Isabel SA - ADR (RETL) ........................      333       11
                                                                   -------
                                                                       98

China-0.2%
  Huaneng Power International, Inc. - ADR* (UTIE) .....    2,000       51

Denmark-0.2%
  Den Danske Bank (BANK) ..............................      230       22
  Tele Danmark A/S (TELE) .............................       80        4
  Unidanmark A/S - Cl. A (FINL) .......................      260       15
                                                                   -------
                                                                       41

Finland-0.3%
  Oy Nokia AB (TELE) ..................................      920       69

France-8.2%
  Accor SA (LODG) .....................................      120       18
  Adecco SA * (BUSI) ..................................      205       79
  Alcatel Alsthom (TELE) ..............................      944      118
  Assurances Generales de France (INSU) ...............      430       14
  AXA SA (INSU) .......................................      834       52
  Canal Plus (MEDI) ...................................      140       27
  Carrefour (RETL) ....................................      283      206
  Chargeurs International SA (DIVO) ...................       90        5
  Compagnie de St. Gobain (BUIL) ......................      460       67
  Compagnie Generale des Eaux (DIVO) ..................    2,460      315
  Credit Local de France (FINL) .......................      506       49
  Elf Aquitaine (OILS) ................................      940      101
  GTM Entrepose SA (ENGI) .............................      200       10
  Guilbert SA (EDPE) ..................................      160       23
  Havas SA (MEDI) .....................................      160       12
  L 'Oreal (SOAP) .....................................       65       27
  Lapeyre SA (BUIL) ...................................      380       25
  Legrand SA (ETRN) ...................................      144       25
  Moet Hennessy-Louis Vuitton (MISC) ..................      640      172
  Pathe SA * (MEDI) ...................................      110       22
  Pinault-Printemps-Redoute SA (RETL) .................      374      180
  Primagaz Cie (OILE) .................................      240       21
  Rexel SA (ETRN) .....................................       52       16
  Sanofi SA (HEAL) ....................................      812       80
  Schneider SA (ETRN) .................................    2,111      112
  Societe Generale de Paris (BANK) ....................      298       33
  Societe Television Francaise 1 (MEDI) ...............      690       62
  Sodexho SA (MISC) ...................................      188       96
  Total SA - Cl. B (OILS) .............................    2,101      212
                                                                   -------
                                                                    2,179

Germany-4.3%
  Allianz AG (INSU) ...................................      500      105
  Bayer AG (CHEM) .....................................    3,006      116
  Bayerische Hypotheken-und Wechsel-Bank AG (BANK) ....    1,753       52
  Bilfinger & Berger Bau AG (CONS) ....................      500       20
  Buderus AG (MACH) ...................................       30       17

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO


                                                                   Market
                    Name of Issuer                        Shares   Value
                                                                   (000's)
COMMON STOCK-CONTINUED

Germany-Continued
  Commerzbank AG (BANK) ...............................      630   $   18
  Deutsche Bank AG (BANK) .............................    1,518       89
  Deutsche Telekom * (UTIT) ...........................    2,616       63
  Fielmann AG - Pref. (RETL) ..........................      130        4
  Gehe AG (HEAL) ......................................    2,518      172
  Hoechst AG (CHEM) ...................................      490       21
  Hornbach Holding AG - Pref. (RETL) ..................      200       17
  Hornback Baumarkt Aktiengesellschaft (RETL) .........       80        3
  Krones AG (MACH) ....................................       40       16
  Mannesmann AG (DIVO) ................................       70       31
  Praktiker Bau-und Heimwerkemaerkte AG * (RETL) ......      180        3
  Rhoen-Klinikum AG (HEAL) ............................      480       63
  SAP AG (SOFT) .......................................      300       60
  SAP AG (SOFT) .......................................      120       25
  Schering AG (HEAL) ..................................      300       32
  Siemens AG (DIVO) ...................................      426       25
  VEBA AG (UTIE) ......................................    2,825      159
  Volkswagen AG (AUTO) ................................       40       31
                                                                   -------
                                                                    1,142

Hong Kong-3.4%
  Cathay Pacific Airways (TRAN) .......................   19,000       39
  China Light & Power Co., Ltd. (UTIE) ................    4,000       23
  Dao Heng Bank Group, Ltd. (BANK) ....................    9,000       49
  First Pacific Co., Ltd. (DIVO) ......................   55,000       70
  Guoco Group, Ltd. (FINL) ............................   11,000       58
  Hutchison Whampoa, Ltd. (DIVO) ......................   22,000      190
  New World Development Co., Ltd. (REAL) ..............   30,297      181
  Shanghai Petrochemical Co., Ltd. (CHEM) .............   78,000       19
  Swire Pacific, Ltd. - Cl. A (DIVO) ..................   13,000      117
  Wharf (Holdings), Ltd. (REAL) .......................   32,000      139
  Yizheng Chemical Fibre Co., Ltd. - Cl. A (TEXT) .....   56,000       10
                                                                   -------
                                                                      895

Italy-2.3%
  Banca Commerciale Italiana (BANK) ...................    4,000        8
  Banca Fideuram (BANK) ...............................    7,770       25
  Credito Italiano SpA (BANK) .........................   31,393       57
  Ente Nazionale Idrocarburi SpA (OILS) ...............   18,095      102
  Industrie Natuzzi SpA - ADR (RETL) ..................    1,000       26
  Istituto Mobiliare Italiano SpA (FINL) ..............    2,960       27
  Italgas SpA (UTIG) ..................................    4,000       13
  La Rinascente SpA (RETL) ............................    1,000        6
  Mediolanum SpA * (INSU) .............................    2,331       26
  Seat SpA * (DIVO) ...................................    5,000        1
  Seat SpA * (DIVO) ...................................   12,000        4
  Stet-Societa Finanziaria Telefonica SpA (TELE) ......   19,000      111
  Telecom Italia Mobile SpA (UTIT) ....................    5,000        9
  Telecom Italia Mobile SpA (UTIT) ....................   44,000      142
  Telecom Italia SpA (UTIT) ...........................   17,000       51
                                                                   -------
                                                                      608

Japan-22.6%
  Advantest (ETRN) ....................................      400       31
  Alps Electric Co. (ETRN) ............................    2,000       28
  Amada Co., Ltd (MACH) ...............................    5,000       44
  Canon, Inc. (EDPE) ..................................   11,000      299
  Citizen Watch Co., Ltd. (HOUS) ......................    3,000       23

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                    Market
                    Name of Issuer                        Shares    Value
                                                                   (000's)

COMMON STOCK-CONTINUED

Japan-Continued
  Daifuku Co., Ltd. (MACH) ............................    1,000   $   13
  Daiichi Pharm Co., Ltd. (HEAL) ......................    7,000      123
  Dainippon Screen Manufacturing Co., Ltd. (ETRN) .....    4,000       38
  Daiwa House Industry Co., Ltd. (CONS) ...............    9,000      110
  DDI Corp. (UTIT) ....................................       13       96
  East Japan Railway Co. (TRAN) .......................       21      108
  Fanuc (MACH) ........................................    1,700       65
  Hitachi Zosen Corp. (META) ..........................    7,000       28
  Hitachi, Ltd. (ETRN) ................................   11,000      123
  Honda Motor Co. (AUTO) ..............................    1,000       30
  Inax Corp. (BUIL) ...................................    2,000       15
  Ishihara Sangyo Kaisha * (CHEM) .....................    2,000        6
  Ito-Yokado Co., Ltd. (RETL) .........................    3,000      174
  KAO Corp. (SOAP) ....................................    5,000       69
  Kokuyo Co. (EDPE) ...................................    3,000       81
  Komatsu, Ltd. (MACH) ................................    6,000       49
  Komori Corp. (MACH) .................................    2,000       47
  Kumagai Gumi Co., Ltd. (CONS) .......................    4,000        7
  Kuraray Co., Ltd. (TEXT) ............................    5,000       50
  Kyocera Corp. (ETRN) ................................    3,000      238
  Makita Corp. (MACH) .................................    4,000       59
  Marui Co., Ltd. (RETL) ..............................    7,000      130
  Matsushita Electric Industrial Co. * (AUDI) .........   11,000      222
  Mitsubishi Corp. (DIVO) .............................    6,000       75
  Mitsubishi Heavy Industries, Ltd. (AERO) ............   31,000      238
  Mitsubishi Paper Mills (PAPR) .......................    3,000       12
  Mitsui Fudosan (REAL) ...............................   16,000      221
  Mitsui Petrochemical Co. (CHEM) .....................    2,000       10
  Murata Manufacturing Co., Ltd. (ETRN) ...............    3,000      119
  National House Industrial (BUIL) ....................    1,000       13
  NEC Corp. (SOFT) ....................................   20,000      279
  Nippon Hodo (CONS) ..................................    1,000        9
  Nippon Steel Co. (META) .............................   42,000      134
  Nippon Telegraph & Telephone Corp. (UTIT) ...........        9       86
  Nippondenso Co., Ltd. (ETRN) ........................   10,000      239
  Nomura Securities Co., Ltd. (FINL) ..................   10,000      138
  Pioneer Electronic Corp. (AUDI) .....................    4,000       97
  Sangetsu Co., Ltd. (HOUS) ...........................    1,000       21
  Sankyo Co., Ltd. (HEAL) .............................    7,000      235
  Sega Enterprises (LEIS) .............................      500       17
  Sekisui Chemical Co. (CHEM) .........................   10,000      101
  Sekisui House, Ltd. (READ) ..........................    4,000       40
  Seven-Eleven Japan (RETL) ...........................    1,000       76
  Sharp Corp. (ETRN) ..................................   10,000      138
  Shin-Etsu Chemical Co. (CHEM) .......................    6,000      159
  Shiseido Co., Ltd. (SOAP) ...........................    2,000       33
  Sony Corp. (AUDI) ...................................    2,600      227
  Sumitomo Corp. (DIVO) ...............................   13,000      124
  Sumitomo Electric Industries (ETRN) .................   15,000      251
  Sumitomo Forestry Co. (PAPR) ........................    3,000       33
  TDK Corp. (ETRN) ....................................    3,000      220
  Teijin, Ltd. (TEXT) .................................   13,000       61
  Tokio Marine & Fire Insurance Co. (INSU) ............    3,000       39
  Tokyo Electron, Ltd. (ETRN) .........................    1,100       53
  Tokyo Steel Manufacturing (META) ....................    2,500       28
  Toppan Printing Co. (PUBL) ..........................    6,000       94

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO


                                                                      Market
                    Name of Issuer                        Shares      Value
                                                                     (000's)
COMMON STOCK-CONTINUED

Japan-Continued
  UNY Co., Ltd. (RETL) ................................    2,000   $   39
  Yurtec Corp. (ENGI) .................................    1,050       12
                                                                   -------
                                                                    5,977

Malaysia-1.7%
  Affin Holdings Berhad (FINL) ........................   11,000       26
  Berjaya Sports Toto Berhad (DIVO) ...................   14,000       66
  Commerce Asset Holding Bhd (BANK) ...................   10,000       26
  Multi-Purpose Holdings Berhad * (DIVO) ..............   15,000       21
  Renong Berhad (DIVO) ................................   48,000       63
  Resorts World Berhad (LEIS) .........................    6,000       18
  Tanjong plc (LEIS) ..................................   13,000       45
  Technology Resources Industries Berhad * (TELE) .....    7,000       12
  Time Engineering Berhad (DIVO) ......................    9,000       14
  United Engineers (Malaysia), Ltd. (DIVO) ............   21,000      151
                                                                   -------
                                                                      442

Mexico-1.4%
  Cemex SA de CV - ADR* (BUIL) ........................    6,030       52
  Cemex SA de CV (BUIL) ...............................    2,000       10
  Cifra SA de CV - ADR* (RETL) ........................   21,176       38
  Fomento Economico Mexicano SA de CV (FOOD) ..........    3,000       18
  Gruma SA * (FOOD) ...................................    4,965       23
  Gruma SA - ADR* (FOOD) ..............................      973       19
  Grupo Financiero Banamex Accival SA de CV * (BANK) ..    6,300       16
  Grupo Industrial Maseca SA de CV (FOOD) .............   12,630       14
  Grupo Modelo SA de CV (FOOD) ........................    2,000       14
  Grupo Televisa SA - GDR* (MEDI) .....................      207        6
  Kimberly-Clark de Mexico SA de CV (PAPR) ............    7,170       29
  Telefonos de Mexico SA - ADR (UTIT) .................    2,560      122
                                                                   -------
                                                                      361

Netherlands-10.3%
  ABN Amro Holding NV (BANK) ..........................    7,356      137
  Akzo Nobel NV (CHEM) ................................      130       18
  Baan Co., NV * (SOFT) ...............................      415       28
  Baan Co., NV * (SOFT) ...............................      360       25
  CSM NV (FOOD) .......................................    2,088      105
  Elsevier NV (PUBL) ..................................   18,750      313
  Fortis Amev NV (FINL) ...............................    2,550      114
  Gucci Group NV (TEXT) ...............................      537       35
  Hagemeyer NV (DIVO) .................................      368       19
  ING Groep NV (BANK) .................................    6,580      303
  Koninklijke Ahold NV (RETL) .........................    1,690      143
  Koninklijke PTT Nederland NV (TELE) .................      550       22
  Nutricia Vereenigde Bedrijven NV (FOOD) .............      241       38
  Otra NV (DIVO) ......................................      240        4
  PolyGram NV (LEIS) ..................................    3,270      172
  Royal Dutch Petroleum Co. (OILS) ....................   11,920      621
  Unilever NV (DIVO) ..................................      950      200
  Wolters Kluwer NV (PUBL) ............................    3,583      436
                                                                   -------
                                                                    2,733

New Zealand-0.3%
  Air New Zealand, Ltd. - Cl. B (TRAN) ................    6,000       18
  Carter Holt Harvey, Ltd. (PAPR) .....................    3,500        9
  Fletcher Challenge Building (BUIL) ..................    5,600       17
  Fletcher Challenge Energy (OILS) ....................    1,000        3

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO


                                                                      Market
                    Name of Issuer                        Shares      Value
                                                                     (000's)

COMMON STOCK-CONTINUED

New Zealand-Continued
  Fletcher Challenge Forests (PAPR) ...................    7,000   $   10
  Fletcher Challenge Forests (PAPR) ...................      160        0
  Fletcher Challenge Paper (PAPR) .....................    4,000       10
  Telecom Corp. of New Zealand (UTIT) .................    4,000       20
  Tranz Rail Holdings Ltd. (TRAN) .....................    1,000        6
                                                                   -------
                                                                       93

Norway-1.7%
  Bergesen dy AS (TRAN) ...............................      250        6
  Norsk Hydro AS (CHEM) ...............................    4,260      232
  Orkla AS (DIVO) .....................................    2,610      193
  Saga Petroleum AS - Cl. B (OILS) ....................      400        7
                                                                   -------
                                                                      438

Panama-0.3%
  Banco Latinoamericano de Exportaciones SA - Cl. E
    (BANK) ............................................      176        8
  Panamerican Beverages, Inc. - Cl. A (FOOD) ..........    2,160       71
                                                                   -------
                                                                       79

Peru-0.0%
  Telefonica del Peru SA - ADR (TELE) .................      535       14

Philippines-0.2%
  Philippine Long Distance Telephone Co. (UTIT) .......      800       26
  Philippine National Bank * (BANK) ...................    4,125       28
                                                                   -------
                                                                       54

Portugal-0.4%
  Estabelecimentos Jeronimo Martins & Filho, Sociedade
    Gestora de Participacoes Sociais SA (RETL) ........    1,680      117


Singapore-1.9%
  City Developments, Ltd. (READ) ......................    3,000       29
  DBS Land, Ltd. (READ) ...............................    7,000       22
  Development Bank of Singapore, Ltd. (BANK) ..........    2,000       25
  Fraser & Neave, Ltd. (FOOD) .........................    3,000       21
  Hong Kong Land Holdings, Ltd. (READ) ................   36,000       96
  Keppel Corp., Ltd. - Cl. A* (DIVO) ..................    2,000        9
  Keppel Corp., Ltd. (DIVO) ...........................      500        2
  Oversea-Chinese Bank Corp., Ltd. (BANK) .............    1,200       12
  Overseas Union Bank, Ltd. (BANK) ....................    8,400       52
  Singapore Land, Ltd. (REAL) .........................    4,000       18
  Singapore Press Holdings, Ltd. (PUBL) ...............    5,000      101
  United Industrial Corp. (DIVO) ......................    9,000        7
  United Overseas Bank, Ltd. (BANK) ...................   10,000      103
  Wing Tai Holdings, Ltd. (DIVO) ......................    6,000       17
                                                                   -------
                                                                      514

Spain-2.2%
  Banco Bilbao Vizcaya, SA (BANK) .....................      280       23
  Banco Popular Espanol SA (BANK) .....................      280       69
  Banco Santander SA (BANK) ...........................    3,570      110
  Centros Comerciales Pryca SA (RETL) .................      610       13
  Corporacion Bancaria de Espana SA (BANK) ............      480       27
  Empresa Nacional de Electricidad SA * (UTIE) ........      792       66
  Gas Natural SDG (UTIG) ..............................      220       48
  Iberdrola SA (UTIE) .................................    5,060       64
  Repsol SA (OILS) ....................................    1,297       55
  Sociedade General de Aguas de Barcelona SA * (WATR) .        3        0
  Telefonica de Espana (UTIT) .........................    3,473      100
                                                                   -------
                                                                      575

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO


                                                                     Market
                       Name of Issuer                     Shares     Value
                                                                    (000's)
COMMON STOCK-CONTINUED

Sweden-2.4%
  ABB AB - Cl. A (MACH) ...............................    4,130   $   58
  Astra AB - Cl. B (HEAL) .............................   12,826      226
  Atlas Corp. (META) ..................................    2,240       58
  Electrolux AB - Ser. B (HOUS) .......................    1,460      105
  Esselte AB - Cl. B (EDPE) ...........................      220        5
  Granges AB * (MISC) .................................      495        7
  Hennes & Mauritz AB (RETL) ..........................    1,900       67
  Nordbanken AB  (BANK) ...............................      850       29
  Sandvik AB - Cl. A (MACH) ...........................    1,410       40
  Sandvik AB - Cl. B (MACH) ...........................    1,410       40
  Scribona AB (EDPE) ..................................      290        3
                                                                   -------
                                                                      638

Switzerland-6.0%
  ABB AG (MACH) .......................................      160      242
  Adecco SA (BUSI) ....................................      170       65
  Ciba Specialty Chemicals AG * (CHEM) ................      186       17
  CS Holding AG (BANK) ................................      250       32
  Nestle SA (FOOD) ....................................      200      264
  Novartis AG * (HEAL) ................................      306      490
  Roche Holdings AG (HEAL) ............................       41      371
  Schweizerischer Bankverein (BANK) ...................      370       99
                                                                   -------
                                                                    1,580

Thailand-0.1%
  Advanced Info Service plc (TELE) ....................    1,300        9
  Bangkok Bank Co., Ltd. (BANK) .......................    1,400       10
  Siam Cement Public Co., Ltd. (BUIL) .................      600       10
                                                                   -------
                                                                       29
United Kingdom-15.9%
  Abbey National First Capital BV (BANK) ..............    8,000      109
  Argos plc (RETL) ....................................   10,733       97
  Asda Group plc (RETL) ...............................   23,000       47
  BG plc (UTIG) .......................................    7,000       26
  British Petroleum Co. plc - ADR* (OILS) .............    8,000      100
  Cable & Wireless plc (TELE) .........................   19,000      174
  Cadbury Schweppes plc (FOOD) ........................   13,000      116
  Caradon plc (BUIL) ..................................   13,500       45
  Centrica plc * (UTIG) ...............................    7,000        9
  Coats Viyella plc (TEXT) ............................    4,000        8
  Compass Group plc (LODG) ............................    7,000       78
  David S. Smith Holdings plc (PAPR) ..................    8,000       25
  Electrocomponents plc (ETRN) ........................    7,000       52
  GKN plc (AUTO) ......................................    1,000       17
  Glaxo Wellcome plc - ADR (HEAL) .....................   13,000      269
  Grand Metropolitan plc (FOOD) .......................   22,000      212
  Guinness plc (FOOD) .................................   19,000      186
  Heywood Williams Group plc (BUIL) ...................    2,000        7
  Hillsdown Holdings plc (FOOD) .......................    4,000       11
  John Laing plc (CONS) ...............................    3,000       19
  Kingfisher plc (RETL) ...............................   19,000      216
  Ladbroke Group plc (LEIS) ...........................    8,000       31
  National Westminster Bank plc (BANK) ................   33,000      444
  Rank Group plc (LEIS) ...............................    9,000       57
  Reed International plc (PUBL) .......................   33,000      319
  Rolls-Royce plc (AERO) ..............................    4,000       15
  RTZ Corp. plc (META) ................................    8,000      139
  Safeway plc (RETL) ..................................   16,000       93

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO


                                                                    Market
                    Name of Issuer                        Shares    Value
                                                                   (000's)
COMMON STOCK-CONTINUED

United Kingdom-Continued
  Shell Transport & Trading Co. plc  (OILS) ...........   45,000   $   307
  Smithkline Beecham plc  (HEAL) ......................   29,400       542
  T & N plc  (AUTO) ...................................   10,000        24
  Tesco plc  (RETL) ...................................   14,000        86
  Tomkins plc  (DIVO) .................................   38,000       165
  United News & Media plc  (PUBL) .....................   14,000       162
                                                                   -------
                                                                     4,207
United States-0.7%
  Brazil Fund, Inc.  (FUND) ...........................      860        26
  Chile Fund, Inc.  (FUND) ............................      358         9
  Credicorp, Ltd.  (FINL) .............................      360         8
  Korea Electric Power Corp.  (UTIE) ..................    2,800        52
  Korea Fund, Inc.  (FUND) ............................    5,213        77
  Lojas Americanas SA - ADR (RETL) ....................      925        13
                                                                   -------
                                                                       185
Venezuela-0.1%
  Compania Anonima Nacional Telefonos de Venezuela *
    (UTIT) ............................................      340        15
                                                                   -------
                                    TOTAL COMMON STOCK-     95.1%   25,165

PUBLICLY-TRADED BONDS-0.0%
  Multi-Purpose Holdings Berhad  (DIVO)
    3.00% due 1/13/02..................................   $   17         6
WARRANTS - 0.1%
  ING Groep NV
    expires 3/15/01 (Cost $10) ........................        2        21
RIGHTS
  Commerce Asset Holdings
    expires 7/07/97....................................   $    2   $     0
    expires 7/07/97....................................        1         0
                                                                   -------
                                          TOTAL RIGHTS-      0.0%        0
SHORT-TERM INVESTMENTS-7.3%
  Investment in joint trading account (Note B)
    5.81% due 7/01/97..................................    1,921     1,921
                                                          -------  -------
                                     TOTAL INVESTMENTS-    102.5%   27,113
                    Payable, less cash and receivables-     (2.5)%    (659)
                                                          -------  -------
                                            NET ASSETS-    100.0%  $26,454
                                                          =======  =======

  * Non-income producing security.
  ADR-American Depository Receipt.
  See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY


                                                 Market      % of
                                      Industry    Value    Long-Term
              Industry             Abbreviation  (000's)   Investments
Health Products and Services.......   HEAL       $ 2,663     10.6%
Banks and Finance..................   BANK         2,441      9.7%
Diversified Operations.............   DIVO         2,004      8.0%
Retail.............................   RETL         1,829      7.3%
Electronic Products................   ETRN         1,683      6.7%
Oils and Natural Gas Exploration
and Production.....................   OILS         1,668      6.6%
Publications.......................   PUBL         1,432      5.7%
Telecommunications.................   TELE         1,163      4.6%
Food, Beverage and Tobacco.........   FOOD         1,135      4.5%
Utilities - Telecommunications.....   UTIT           812      3.2%
Utilities - Electric...............   UTIE           710      2.8%
Chemicals..........................   CHEM           703      2.8%
Machinery and Equipment............   MACH           690      2.7%
Real Estate Operations.............   REAL           559      2.2%
Metals and Mining..................   META           553      2.2%
Audio/Video Home Products..........   AUDI           546      2.2%
Financial Services.................   FINL           456      1.8%
Computer Software and Services.....   SOFT           417      1.7%
Computers & Office Equipment.......   EDPE           411      1.6%
Leisure and Recreation Products
and Services.......................   LEIS           376      1.5%
Miscellaneous......................   MISC           275      1.1%
Building Products..................   BUIL           270      1.1%
Aerospace..........................   AERO           253      1.0%
Insurance..........................   INSU           246      1.0%
Real Estate Development............   READ           187      0.8%
Media..............................   MEDI           181      0.7%
Transportation.....................   TRAN           180      0.7%
Construction.......................   CONS           165      0.7%
Textiles...........................   TEXT           164      0.7%
Household and Personal.............   HOUS           149      0.6%
Business Services..................   BUSI           144      0.6%
Soap, Cosmetics and Personal Care..   SOAP           129      0.5%
Paper and Forest Products..........   PAPR           128      0.5%
Investment Companies...............   FUND           112      0.5%
Automotive and Rubber..............   AUTO           102      0.4%
Lodging and Restaurants............   LODG            96      0.4%
Utilities - Gas....................   UTIG            96      0.4%
Engineering........................   ENGI            22      0.1%
Oils and Natural Gas Equipment and
Services...........................   OILE            21      0.1%
Water and Water Treatment Services.   WATR             0      0.0%
                                                 ======== ========
                                                 $25,171    100.0%
                                                 ======== ========

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                   Market
                    Name of Issuer                        Shares   Value
                                                                   (000's)
COMMON STOCK

Aerospace-1.6%
  Boeing Co. ..........................................    5,258   $  279
  General Dynamics Corp. ..............................      500       38
  Lockheed Martin Corp. ...............................    1,400      145
  McDonnell Douglas Corp. .............................    1,600      110
  Northrop Grumman Corp. ..............................      400       35
  Raytheon Co. ........................................    1,700       87
  United Technologies Corp. ...........................    1,700      141
                                                                   -------
                                                                      835

Automotive and Rubber-2.0%
  Chrysler Corp. ......................................    5,000      164
  Cooper Tire & Rubber Co. ............................      800       18
  Dana Corp. ..........................................      700       27
  Eaton Corp. .........................................      600       52
  Echlin, Inc. ........................................      400       14
  Ford Motor Co. ......................................    8,700      328
  General Motors Corp. ................................    5,300      295
  Genuine Parts Co. ...................................    1,250       42
  Goodyear Tire & Rubber Co. ..........................    1,100       70
  Navistar International Corp. - Cl. B* ...............      400        7
  TRW, Inc. ...........................................      900       51
                                                                   -------
                                                                    1,068

Banks and Finance-7.2%
  Banc One Corp. ......................................    3,100      150
  Bank of New York Co., Inc. ..........................    2,800      122
  BankAmerica Corp. ...................................    5,200      336
  BankBoston Corp. ....................................    1,100       79
  Bankers Trust New York Corp. ........................      600       52
  Barnett Banks, Inc. .................................    1,500       79
  Chase Manhattan Corp. ...............................    3,200      311
  Citicorp ............................................    3,400      410
  Comerica, Inc. ......................................      800       54
  Corestates Financial Corp. ..........................    1,600       86
  Fifth Third Bancorp .................................      800       66
  First Bank System, Inc. .............................    1,000       85
  First Union Corp. ...................................    2,100      194
  Fleet Financial Group, Inc. .........................    1,900      120
  Great Western Financial Corp. .......................    1,000       54
  J.P. Morgan & Co., Inc. .............................    1,400      146
  KeyCorp .............................................    1,600       89
  MBNA Corp. ..........................................    2,400       88
  Mellon Bank Corp. ...................................    1,900       86
  National City Corp. .................................    1,600       84
  NationsBank Corp. ...................................    5,300      342
  Norwest Corp. .......................................    2,700      152
  PNC Bank Corp. ......................................    2,300       96
  Republic New York Corp. .............................      400       43
  State Street Corp. ..................................    1,000       46
  Suntrust Banks, Inc. ................................    1,600       88
  U.S. Bancorp ........................................    1,100       71
  Wachovia Corp. ......................................    1,200       70
  Wells Fargo & Co. ...................................      700      189
                                                                   -------
                                                                    3,788

Building Products-0.3%
  Armstrong World Industries, Inc. ....................      300       22
  Fleetwood Enterprises, Inc. .........................      200        6

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                   Market
                    Name of Issuer                        Shares   Value
                                                                   (000's)
COMMON STOCK-CONTINUED

Building Products-Continued
  Louisiana-Pacific Corp.   ...........................    1,000   $   21
  Masco Corp.   .......................................    1,200       50
  Owens Corning Fiberglas Corp.   .....................      400       17
  Sherwin-Williams Co.   ..............................    1,200       37
                                                                   -------
                                                                      153

Business Services-0.1%
  Ceridian Corp. *  ...................................      600       25
  Dun & Bradstreet Corp. *  ...........................    1,200       32
  Moore Corp., Ltd.   .................................      600       12
                                                                   -------
                                                                       69

Chemicals-2.7%
  Air Products & Chemicals, Inc.   ....................      800       65
  Dow Chemical Co.   ..................................    1,700      148
  E.I. du Pont de Nemours & Co.   .....................    8,300      522
  Eastman Chemical Co.   ..............................      600       38
  Engelhard Corp.   ...................................    1,100       23
  FMC Corp. *  ........................................      300       24
  Great Lakes Chemical Corp.   ........................      400       21
  Hercules, Inc.   ....................................      700       34
  Monsanto Co.   ......................................    4,300      185
  Morton International, Inc.   ........................    1,000       30
  Nalco Chemical Co.   ................................      500       19
  PPG Industries, Inc.   ..............................    1,400       81
  Praxair, Inc.   .....................................    1,100       62
  Rohm & Haas Co.   ...................................      500       45
  Sigma-Aldrich Corp.   ...............................      700       25
  Union Carbide Corp.   ...............................    1,000       47
  W.R. Grace & Co.   ..................................      500       28
                                                                   -------
                                                                    1,397

Computer Software and Services-3.7%
  Adobe Systems, Inc.   ...............................      500       18
  Autodesk, Inc.   ....................................      300       11
  Automatic Data Processing, Inc.   ...................    2,100       99
  Cabletron Systems, Inc. *  ..........................    1,100       31
  Computer Associates International, Inc.   ...........    2,650      148
  Computer Sciences Corp. *  ..........................      600       43
  First Data Corp.   ..................................    3,300      145
  Microsoft Corp.   ...................................    8,800    1,113
  Novell, Inc. *  .....................................    2,500       17
  Oracle Corp. *  .....................................    4,800      242
  Parametric Technology Co. *  ........................    1,000       43
                                                                   -------
                                                                    1,910

Computers & Office Equipment-4.8%
  3Com Corp. *  .......................................    2,500      113
  Amdahl Corp. *  .....................................      700        6
  Apple Computer, Inc. *  .............................    1,000       14
  Bay Networks, Inc. *  ...............................    1,400       37
  Cisco Systems, Inc. *  ..............................    4,900      329
  Compaq Computer Corp. *  ............................    2,000      199
  Data General Corp. *  ...............................      200        5
  Dell Computer Corp. *  ..............................    1,200      141
  Digital Equipment Corp. *  ..........................    1,100       39
  EMC Corp. *  ........................................    1,800       70
  Harris Corp.   ......................................      300       25

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                   Market
                    Name of Issuer                        Shares   Value
                                                                   (000's)

COMMON STOCK-CONTINUED

Computers & Office Equipment-Continued
  Hewlett-Packard Co.   ...............................    7,400   $  414
  IBM Corp.   .........................................    7,300      658
  John H. Harland Co.   ...............................      200        5
  Pitney Bowes, Inc.   ................................    1,100       76
  Seagate Technology, Inc. *  .........................    1,800       63
  Silicon Graphics, Inc. *  ...........................    1,200       18
  Sun Microsystems, Inc. *  ...........................    2,700      100
  Tandem Computers, Inc. *  ...........................      700       14
  Unisys Corp. *  .....................................    1,000        8
  Xerox Corp.   .......................................    2,400      189
                                                                   -------
                                                                    2,523

Construction-0.0%
  Foster Wheeler Corp.   ..............................      400       16
  Kaufman & Broad Home Corp.   ........................      300        5
                                                                   -------
                                                                       21

Diversified Operations-6.1%
  Aeroquip-Vickers, Inc.   ............................      200        9
  B.F. Goodrich Co.   .................................      500       22
  Ball Corp.   ........................................      200        6
  Cognizant Corp.   ...................................    1,200       49
  Corning, Inc.   .....................................    1,700       95
  Eastern Enterprises   ...............................      100        3
  Fortune Brands, Inc.   ..............................    1,200       45
  Frontier Corp.   ....................................    1,200       24
  General Electric Co.   ..............................   24,000    1,570
  Illinois Tool Works, Inc.   .........................    1,800       90
  ITT Industries, Inc.   ..............................      800       21
  Jefferson-Pilot Corp.   .............................      500       35
  Loews Corp.   .......................................      900       90
  Minnesota Mining & Manufacturing Co.   ..............    3,100      316
  NACCO Industries, Inc. - Cl. A  .....................      100        6
  National Service Industries, Inc.   .................      300       15
  Raychem Corp.   .....................................      300       22
  Sara Lee Corp.   ....................................    3,500      146
  Tenneco, Inc.   .....................................    1,300       59
  Textron, Inc.   .....................................    1,200       80
  Tyco International, Ltd.   ..........................    1,200       83
  Unilever NV   .......................................    1,200      262
  Westinghouse Electric Corp.   .......................    4,700      109
  Whitman Corp. *  ....................................      700       18
                                                                   -------
                                                                    3,175

Electronic Products-3.8%
  Advanced Micro Devices, Inc. *  .....................    1,000       36
  AMP, Inc.   .........................................    1,600       67
  Applied Materials, Inc. *  ..........................    1,300       92
  Emerson Electric Co.   ..............................    3,300      182
  General Signal Corp.   ..............................      300       13
  Honeywell, Inc.   ...................................      900       68
  Intel Corp.   .......................................    6,000      852
  LSI Logic Corp. *  ..................................    1,000       32
  Micron Technology, Inc.   ...........................    1,500       60
  Motorola, Inc.   ....................................    4,400      334
  National Semiconductor Corp. *  .....................    1,000       31
  Rockwell International Corp. *  .....................    1,600       94
  Tektronix, Inc.   ...................................      200       12

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                   Market
                    Name of Issuer                        Shares   Value
                                                                   (000's)
COMMON STOCK-CONTINUED

Electronic Products-Continued
  Texas Instruments, Inc.   ...........................    1,400   $  118
  Thomas & Betts Corp.   ..............................      400       21
                                                                   -------
                                                                    2,012

Engineering-0.1%
  Cummins Engine Company, Inc.   ......................      300       21
  Fluor Corp.   .......................................      600       33
                                                                   -------
                                                                       54

Financial Services-2.3%
  American Express Co.   ..............................    3,500      261
  Beneficial Corp.   ..................................      400       28
  Charles Schwab Corp.   ..............................    1,300       53
  Countrywide Credit Industries, Inc.   ...............      700       22
  Equifax, Inc.   .....................................    1,100       41
  First Chicago NBD Corp.   ...........................    2,300      139
  Golden West Financial Corp.   .......................      400       28
  Green Tree Financial Corp.   ........................    1,000       36
  H & R Block, Inc.   .................................      700       23
  H.F. Ahmanson & Co.   ...............................      700       30
  Household International, Inc.   .....................      800       94
  Merrill Lynch & Co., Inc.   .........................    2,400      143
  MGIC Investment Corp.   .............................      800       38
  Morgan Stanley, Dean Witter, Discover & Co.   .......    4,150      179
  Providian Financial Corp. *  ........................      600        0
  RyderSystem, Inc.   .................................      600       20
  Salomon, Inc.   .....................................      800       45
                                                                   -------
                                                                    1,180

Food, Beverage and Tobacco-7.6%
  Adolph Coors Co. - Cl. B  ...........................      200        5
  Albertsons, Inc.   ..................................    1,800       66
  Anheuser-Busch Cos., Inc.   .........................    3,600      151
  Archer-Daniels-Midland Co.   ........................    3,830       90
  Campbell Soup Co.   .................................    3,400      170
  Coca-Cola Co.   .....................................   18,100    1,223
  ConAgra, Inc.   .....................................    1,700      109
  CPC International, Inc.   ...........................    1,100      102
  Fleming Cos., Inc.   ................................      200        4
  General Mills, Inc.   ...............................    1,200       78
  Giant Food, Inc.   ..................................      400       13
  H.J. Heinz Co.   ....................................    2,700      125
  Hershey Foods Corp.   ...............................    1,200       66
  Kellogg Co.   .......................................    1,500      128
  PepsiCo, Inc.   .....................................   11,200      421
  Philip Morris Cos., Inc.   ..........................   17,700      786
  Pioneer Hi-Bred International, Inc.   ...............      600       48
  Quaker Oats Co.   ...................................    1,000       45
  Ralston-Ralston Purina Group   ......................      800       66
  Seagram Co., Ltd.   .................................    2,700      109
  SUPERVALU, Inc.   ...................................      500       17
  Sysco Corp.   .......................................    1,200       44
  The Great Atlantic & Pacific Tea Company, Inc.   ....      200        5
  UST, Inc.   .........................................    1,300       36
  Wm. Wrigley Jr. Co.   ...............................      900       60
                                                                   -------
                                                                    3,967

Foreign-1.6%
  Royal Dutch Petroleum Co. - NY Shares  ..............   15,600      849

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                      Market
                    Name of Issuer                        Shares       Value
                                                                      (000's)
COMMON STOCK-CONTINUED

Government Agencies-1.0%
  Federal Home Loan Mortgage Corp.   ..................    5,100       $  175
  Federal National Mortgage Assoc.   ..................    7,700          336
                                                                       ------
                                                                          511

Health Products and Services-11.0%
  Abbott Laboratories   ...............................    5,700          380
  Allergan, Inc.   ....................................      400           13
  Alza Corp. *  .......................................      600           17
  American Home Products Corp. *  .....................    4,700          360
  Amgen, Inc. *  ......................................    1,900          110
  Bausch & Lomb, Inc.   ...............................      400           19
  Baxter International, Inc.   ........................    2,000          105
  Becton, Dickinson & Co.   ...........................      900           46
  Beverly Enterprises, Inc. *  ........................      600           10
  Biomet, Inc.   ......................................      800           15
  Boston Scientific Corp. *  ..........................    1,400           86
  Bristol-Myers Squibb Co.   ..........................    7,300          591
  C.R. Bard, Inc.   ...................................      400           15
  Cardinal Health, Inc.   .............................      800           46
  Columbia/HCA Healthcare Corp.   .....................    4,850          191
  CVS Corp.   .........................................    1,200           62
  Eli Lilly & Co.   ...................................    4,100          448
  Fresenius Medical Care AG - Pref.*  .................      300            0
  Guidant Corp.   .....................................      600           51
  HEALTHSOUTH Corp. *  ................................    2,400           60
  Humana, Inc. *  .....................................    1,200           28
  Johnson & Johnson   .................................    9,700          624
  Mallinckrodt, Inc.   ................................      500           19
  Manor Care, Inc.   ..................................      500           16
  Medtronic, Inc.   ...................................    1,800          146
  Merck & Co., Inc.   .................................    8,800          912
  Pfizer, Inc.   ......................................    4,700          562
  Pharmacia & Upjohn, Inc.   ..........................    3,700          129
  Schering-Plough Corp.   .............................    5,300          254
  Shared Medical Systems Corp.   ......................      200           11
  St. Jude Medical, Inc. *  ...........................      700           27
  Tenet Healthcare Corp.   ............................    2,100           62
  U.S. Surgical Corp.   ...............................      500           19
  United Healthcare Corp.   ...........................    1,400           73
  Warner-Lambert Co.   ................................    2,000          249
                                                                       ------
                                                                        5,756

Household and Personal-2.9%
  Avon Products, Inc.   ...............................    1,000           71
  Clorox Co.   ........................................      400           53
  Colgate-Palmolive Co.   .............................    2,200          144
  Gillette Co.   ......................................    4,100          388
  Newell Co.   ........................................    1,200           48
  Procter & Gamble Co.   ..............................    5,000          706
  Reebok International, Ltd.   ........................      500           23
  Rubbermaid, Inc.   ..................................    1,000           30
  Stride Rite Corp.   .................................      300            4
  Tupperware Corp.   ..................................      400           15
  Whirlpool Corp.   ...................................      500           27
                                                                       ------
                                                                        1,509

Insurance-4.0%
  Aegon NV   ..........................................        1            0

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                      Market
                    Name of Issuer                        Shares       Value
                                                                      (000's)
COMMON STOCK-CONTINUED

Insurance-Continued
  Aetna, Inc.   .......................................    1,100       $  113
  Allstate Corp.   ....................................    3,200          234
  American General Corp.   ............................    1,721           82
  American International Group, Inc.   ................    3,400          508
  Aon Corp.   .........................................    1,200           62
  Chubb Corp.   .......................................    1,300           87
  Cigna Corp.   .......................................      500           89
  Conseco, Inc.   .....................................    1,300           48
  General Re Corp.   ..................................      600          109
  Hartford Financial Services Group, Inc.   ...........      900           74
  Lincoln National Corp.   ............................      800           52
  Marsh & McLennan Cos., Inc.   .......................    1,200           86
  MBIA, Inc.   ........................................      300           34
  Safeco Corp.   ......................................      900           42
  St. Paul Cos., Inc.   ...............................      600           46
  Torchmark, Inc.   ...................................      500           36
  Transamerica Corp.   ................................      500           47
  Travelers Group, Inc.   .............................    4,733          298
  UNUM Corp.   ........................................    1,000           42
  USF & G Corp.   .....................................      700           17
                                                                       ------
                                                                        2,106

Leisure and Recreation Products and Services-1.0%
  Brunswick Corp.   ...................................      700           22
  Harrah's Entertainment, Inc. *  .....................      700           13
  Mattel, Inc.   ......................................    2,100           71
  The Walt Disney Co.   ...............................    4,900          393
                                                                       ------
                                                                          499

Lodging and Restaurants-1.0%
  Darden Restaurants, Inc.   ..........................      900       $    8
  HFS, Inc. *  ........................................    1,200           70
  Hilton Hotels Corp.   ...............................    1,900           50
  ITT Corp. *  ........................................      800           49
  Marriot International, Inc.   .......................      900           55
  McDonald's Corp.   ..................................    5,000          242
  Wendy's International, Inc.   .......................      900           23
                                                                       ------
                                                                          497

Machinery and Equipment-1.7%
  Allied Signal, Inc.   ...............................    2,100          176
  Black & Decker Corp.   ..............................      700           26
  Briggs & Stratton Corp.   ...........................      200           10
  Case Corp.   ........................................      500           34
  Caterpillar, Inc.   .................................    1,400          150
  Cincinnati Milacron, Inc.   .........................      300            8
  Cooper Industries, Inc.   ...........................      900           45
  Crane Co.   .........................................      300           13
  Deere & Co.   .......................................    1,900          104
  Dover Corp.   .......................................      800           49
  Giddings & Lewis, Inc.   ............................      200            4
  Harnischfeger Industries, Inc.   ....................      300           12
  Ingersoll-Rand Co.   ................................      900           56
  Maytag Corp.   ......................................      600           16
  McDermott International, Inc.   .....................      300            9
  PACCAR, Inc.   ......................................      600           28
  Parker-Hannifin Corp.   .............................      500           30
  Perkin-Elmer Corp.   ................................      300           24
  Snap-On, Inc.   .....................................      400           16

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                      Market
                    Name of Issuer                        Shares       Value
                                                                      (000's)
COMMON STOCK-CONTINUED

Machinery and Equipment-Continued
  Stanley Works   .....................................      600       $   24
  Thermo Electron Corp. *  ............................    1,100           37
  W.W. Grainger, Inc.   ...............................      400           31
                                                                       ------
                                                                          902

Media-1.7%
  Comcast Corp. - Cl. A  ..............................    2,300           49
  CUC International, Inc. *  ..........................    3,000           77
  Dow Jones & Co., Inc.   .............................      700           28
  Gannett Co., Inc.   .................................    1,000           99
  Interpublic Group Cos., Inc.   ......................      700           43
  King World Productions, Inc. *  .....................      200            7
  Knight-Ridder, Inc.   ...............................      700           34
  McGraw-Hill Cos., Inc.   ............................      700           41
  Meredith Corp.   ....................................      300            9
  New York Times Co. - Cl. A  .........................      800           40
  Tele-Communications, Inc. *  ........................    4,700           70
  Time Warner, Inc.   .................................    4,100          198
  Tribune Co.   .......................................      900           43
  U.S. West, Inc. *  ..................................    4,600           93
  Viacom, Inc. - Cl. B*  ..............................    2,600           78
                                                                       ------
                                                                          909

Metals and Mining-1.2%
  Alcan Aluminium, Ltd.   .............................    1,600           56
  Allegheny Teldyne, Inc.   ...........................    1,300           35
  Aluminum Co. of America   ...........................    1,300           98
  Asarco, Inc.   ......................................      400           12
  Barrick Gold Corp.   ................................    2,700           59
  Battle Mountain Gold Co.   ..........................    1,300            7
  Bethleham Steel Corp. *  ............................      900            9
  Cyprus Amax Minerals Co.   ..........................      700           17
  Echo Bay Mines, Ltd.   ..............................      800            5
  Freeport-McMoRan Copper & Gold   ....................    1,400           41
  Homestake Mining Co.   ..............................    1,100           14
  Inco, Ltd.   ........................................    1,200           36
  Inland Steel Industries, Inc.   .....................      300            8
  Newmont Mining Corp.   ..............................    1,101           43
  Nucor Corp.   .......................................      600           34
  Phelps Dodge Corp.   ................................      500           43
  Placer Dome, Inc.   .................................    1,700           28
  Reynolds Metals Co.   ...............................      500           36
  Timken Co.   ........................................      400           14
  USX-US Steel Group, Inc.   ..........................      600           21
  Worthington Industries, Inc.   ......................      900           16
                                                                       ------
                                                                          632

Miscellaneous-0.9%
  American Greetings Corp. - Cl. A  ...................      500           19
  Avery Dennison Corp.   ..............................      700           28
  Brown-Forman Corp. - Cl. B  .........................      500           24
  Crown Cork & Seal Co., Inc.   .......................      900           48
  Ecolab, Inc.   ......................................      500           24
  EG & G, Inc.   ......................................      300            7
  Ikon Office Solutions, Inc.   .......................    1,000           25
  Johnson Controls, Inc.   ............................      700           29
  Jostens, Inc.   .....................................      200            5
  Millipore Corp.   ...................................      300           13

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                      Market
                    Name of Issuer                        Shares       Value
                                                                      (000's)
COMMON STOCK-CONTINUED

Miscellaneous-Continued
  Pall Corp.   ........................................      900       $   21
  Service Corp. International   .......................    1,700           56
  Stone Container Corp.   .............................      800           11
  Waste Management, Inc.   ............................    3,300          106
  Western Atlas, Inc. *  ..............................      400           29
                                                                       ------
                                                                          445

Oils and Natural Gas Equipment and Services-0.8%
  Baker Hughes, Inc.   ................................    1,000           39
  Dresser Industries, Inc.   ..........................    1,300           48
  Halliburton Co.   ...................................      900           71
  NorAm Energy Corp.   ................................    1,100           17
  ONEOK, Inc.   .......................................      200            6
  Rowan Cos., Inc. *  .................................      700           20
  Schlumberger, Ltd.   ................................    1,800          225
                                                                       ------
                                                                          426

Oils and Natural Gas Exploration and Production-6.5%
  Amerada Hess Corp.   ................................      700           39
  Amoco Corp.   .......................................    3,600          313
  Ashland, Inc.   .....................................      500           23
  Atlantic Richfield Co.   ............................    2,400          169
  Burlington Resources, Inc.   ........................      900           40
  Chevron Corp.   .....................................    4,800          355
  Coastal Corp.   .....................................      800           43
  Columbia Gas System, Inc.   .........................      400           26
  Consolidated Natural Gas Co.   ......................      700           38
  Enron Corp.   .......................................    1,800           73
  ENSERCH Corp.   .....................................      500           11
  Exxon Corp.   .......................................   18,200        1,120
  Helmerich & Payne, Inc.   ...........................      200           12
  Kerr-McGee Corp.   ..................................      400           25
  Louisiana Land & Exploration Co.   ..................      200           11
  Mobil Corp.   .......................................    5,800          405
  Occidental Petroleum Corp.   ........................    2,500           63
  Oryx Energy Co. *  ..................................      800           17
  Pennzoil Co.   ......................................      400           31
  Phillips Petroleum Co.   ............................    1,900           83
  Santa Fe Energy Resources, Inc.   ...................      800           12
  Sonat, Inc.   .......................................      600           31
  Sun Co., Inc.   .....................................      500           16
  Texaco, Inc.   ......................................    1,900          207
  Union Pacific Resources Group, Inc.   ...............    1,808           45
  Unocal Corp.   ......................................    1,800           70
  USX-Marathon Group   ................................    2,000           58
  Williams Cos., Inc.   ...............................    1,150           50
                                                                       ------
                                                                        3,386

Paper and Forest Products-1.3%
  Boise Cascade Corp.   ...............................      300           11
  Champion International Corp.   ......................      700           39
  Georgia Pacific Corp.   .............................      700           60
  International Paper Co.   ...........................    2,200          107
  James River Corp. of Virginia   .....................      700           26
  Kimberly-Clark Corp.   ..............................    4,100          204
  Mead Corp.   ........................................      400           25
  Potlatch Corp.   ....................................      200            9
  Temple-Inland, Inc.   ...............................      400           22

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                      Market
                    Name of Issuer                        Shares       Value
                                                                      (000's)
COMMON STOCK-CONTINUED
Paper and Forest Products-Continued
  Union Camp Corp. ....................................      500       $   25
  Westvaco Corp. ......................................      800           25
  Weyerhaeuser Co. ....................................    1,500           78
  Willamette Industries, Inc. .........................      400           28
                                                                       ------
                                                                          659

Photography and Related Services-0.4%
  Bemis Company, Inc. .................................      400           17
  Eastman Kodak Co. ...................................    2,400          184
  Polaroid Corp. ......................................      300           17
                                                                       ------
                                                                          218

Pollution Control Equipment and Services-0.1%
  Browning-Ferris Industries, Inc. ....................    1,500           51
  Safety Kleen Corp. ..................................      300            5
                                                                       ------
                                                                           56

Printing-0.1%
  Deluxe Corp. ........................................      600           20
  R.R. Donnelley & Sons Co. ...........................    1,000           37
                                                                       ------
                                                                           57

Publications-0.1%
  Times Mirror Co. - Cl. A ............................      700           39

Real Estate Development-0.0%
  Centex Corp. ........................................      200            8

Real Estate Operations-0.0%
  Pulte Corp. .........................................      200            7

Retail-4.4%
  American Stores Co. .................................    1,100           54
  AutoZone, Inc. * ....................................    1,100           26
  Charming Shoppes, Inc. * ............................      600            3
  Circuit City Stores, Inc. ...........................      700           25
  Costco Cos., Inc. * .................................    1,500           49
  Dayton-Hudson Corp. .................................    1,600           85
  Dillard's, Inc. .....................................      800           28
  Federated Department Stores, Inc. * .................    1,500           52
  Gap, Inc. ...........................................    2,000           78
  Harcourt General, Inc. ..............................      500           24
  Hasbro, Inc. ........................................      950           27
  Home Depot, Inc. ....................................    3,600          248
  J.C. Penney, Inc. ...................................    1,800           94
  Kmart Corp. * .......................................    3,400           42
  Kroger Co. * ........................................    2,000           58
  Limited, Inc. .......................................    2,100           43
  Liz Claiborne, Inc. .................................      500           23
  Longs Drug Stores, Inc. .............................      200            5
  Lowe's Cos., Inc. ...................................    1,300           48
  May Department Stores Co. ...........................    1,800           85
  Mercantile Stores Co., Inc. .........................      300           19
  Nike, Inc. - Cl. B ..................................    2,100          123
  Nordstrom, Inc. .....................................      600           29
  Pep Boys - Manny, Moe & Jack ........................      400           14
  Rite Aid Corp. ......................................      900           45
  Sears Roebuck & Co. .................................    2,900          156
  Tandy Corp. .........................................      400           22
  TJX Cos., Inc. ......................................    1,200           32

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                      Market
                    Name of Issuer                        Shares       Value
                                                                      (000's)

COMMON STOCK-CONTINUED
Retail-Continued
  Toys "R" Us, Inc. * .................................    2,000       $   70
  Wal-Mart Stores, Inc. ...............................   16,500          558
  Walgreen Co. ........................................    1,800           97
  Winn-Dixie Stores, Inc. .............................    1,100           41
  Woolworth Corp. * ...................................      900           22
                                                                       ------
                                                                        2,325

Soap, Cosmetics and Personal Care-0.1%
  Alberto-Culver Co. ..................................      300            8
  International Flavors & Fragrances, Inc. ............      800           40
                                                                       ------
                                                                           48

Telecommunications-1.5%
  Airtouch Communications, Inc. * .....................    3,600           99
  Andrew Corp. * ......................................      750           21
  DSC Communications Corp. * ..........................      800           18
  General Instrument Corp. * ..........................      900           23
  Lucent Technologies, Inc. ...........................    4,700          339
  Northern Telecom, Ltd. ..............................    1,900          173
  Scientific-Atlanta, Inc. ............................      600           13
  Tellabs, Inc. * .....................................    1,300           73
                                                                       ------
                                                                          759

Textiles-0.1%
  Fruit of the Loom, Inc. - Cl. A * ...................      600           19
  Russell Corp. .......................................      200            6
  Springs Industries, Inc. ............................      100            5
  VF Corp. ............................................      500           42
                                                                       ------
                                                                           72
Transportation-1.2%
  AMR Corp. * .........................................      700           65
  Burlington Northern Santa Fe ........................    1,100           99
  Caliber System, Inc. ................................      300           11
  CSX Corp. ...........................................    1,600           89
  Delta Air Lines, Inc. ...............................      600           49
  Federal Express Corp. ...............................      800           46
  Laidlaw, Inc. .......................................    2,200           30
  Norfolk Southern Corp. ..............................      900           91
  Southwest Airlines Co. ..............................    1,000           26
  U.S. Airways Group, Inc. * ..........................      600           21
  Union Pacific Corp. .................................    1,800          127
                                                                       ------
                                                                          654
Utilities - Electric-2.3%
  American Electric Power Co. .........................    1,400           59
  Baltimore Gas & Electric Co. ........................    1,000           27
  Carolina Power & Light Co. ..........................    1,100           39
  Central & South West Corp. ..........................    1,600           34
  CINergy Corp. .......................................    1,100           38
  Consolidated Edison Co. of New York, Inc. ...........    1,800           53
  Dominion Resources, Inc. ............................    1,300           48
  DTE Energy Co. ......................................    1,000           28
  Duke Energy Co. .....................................    2,644          127
  Edison International ................................    2,900           72
  Entergy Corp. .......................................    1,700           47
  FPL Group, Inc. .....................................    1,300           60
  GPU, Inc. ...........................................      800           29
  Houston Industries, Inc. ............................    1,700           36
  Niagara Mohawk Power Corp. * ........................    1,200           10

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 1997
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                       Market
                    Name of Issuer                        Shares       Value
                                                                      (000's)

COMMON STOCK-CONTINUED

Utilities - Electric-Continued
  Northern States Power Co. ...........................      500      $    26
  Ohio Edison Co. .....................................    1,300           28
  PacifiCorp ..........................................    2,100           46
  Peco Energy Co. .....................................    1,600           34
  PG & E Corp. ........................................    3,100           75
  PP & L Resources, Inc. ..............................    1,200           24
  Public Services Enterprise Group, Inc. ..............    1,900           48
  Southern Co. ........................................    4,900          107
  Texas Utilities Co. .................................    1,600           55
  Unicom Corp. ........................................    1,600           36
  Union Electric Co. ..................................      700           26
                                                                      -------
                                                                        1,212

Utilities - Gas-0.1%
  NICOR, Inc. .........................................      300           11
  Pacific Enterprises .................................      600           20
  Peoples Energy Corp. ................................      200            7
                                                                      -------
                                                                           38

Utilities - Telecommunications-5.5%
  Alltel Corp. ........................................    1,300           43
  Ameritech Corp. .....................................    4,000          272
  AT & T Corp. ........................................   11,800          414
  Bell Atlantic Corp. .................................    3,200          243
  BellSouth Corp. .....................................    7,200          334
  GTE Corp. ...........................................    7,000          307
  MCI Communications Corp. ............................    5,000          191
  NYNEX Corp. .........................................    3,200          184
  SBC Communications, Inc. ............................    6,624          410
  Sprint Corp. ........................................    3,100          163
  U.S. West Communications Group ......................    3,500          132
  Worldcom, Inc. ......................................    6,600          211
                                                                      -------
                                                                        2,904
                                                                      -------
                                    TOTAL COMMON STOCK-    94.8%       49,635

                                                           Par
                                                          Value
                                                         (000's)
GOVERNMENTAL SHORT-TERM NOTES-0.4%
  U.S. Treasury
    5.01% due 9/18/97 .................................   $  200          198

SHORT-TERM INVESTMENTS
  Dreyfus Cash Management Plus ........................    1,662        1,662
  Valiant Fund ........................................    1,546        1,546
                                                                      -------
                          TOTAL SHORT-TERM INVESTMENTS-     6.1%        3,208
                                                          ------      -------
                                     TOTAL INVESTMENTS-   101.3%       53,041
                   Payables, less cash and receivables-   (1.3)%         (706)
                                                          ------      -------
                                            NET ASSETS-   100.0%      $52,335
                                                          ======      =======

* Non-income producing security.
See notes to financial statements

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
STRATEGIC BOND PORTFOLIO

                                                           Par        Market
                    Name of Issuer                        Value        Value
                                                         (000's)      (000's)
PUBLICLY-TRADED BONDS

Banks and Finance-4.2%
  BankBoston Capital Trust II - Gtd. Bonds (US)
    7.75% due 12/15/26................................   $   300       $  288
  KeyCorp - Sub. Notes (US)
    6.75% due 3/15/06.................................       500          486
                                                                       ------
                                                                          774
Financial Services-19.2%
  Countrywide Home Loans - Ser. 1997-4 Cl. A (US)
    8.00% due 7/25/27.................................       600          612
  CS First Boston Mortgage Securities Corp. - Ser.
    1997-C1 Cl. A1B (US) 7.15% due 8/20/06............       700          701
  Eaglemark Credit - Asset Bkd. Ser. 96-2A (US)
    6.75% due 11/15/02................................       326          329
  First Plus Home Loan Trust - Ser. 1997-2 Cl. A2 (US)
    6.31% due 4/10/23.................................       500          500
  Merrill Lynch Mortgage Investors, Inc.  (US)
    6.95% due 6/18/29.................................       500          502
  Nationwide Financial Services, Inc. - Sr. Notes (US)
    8.00% due 3/01/27.................................       500          506
  Onyx Acceptance Grantor Trust - Ser. 1996-2 Cl. A
    (US) 6.40% due 10/15/01...........................       248          248
  Washington Mutual Capital I  (US)
    8.375% due 6/01/27................................       100          101
                                                                       ------
                                                                        3,499
Foreign-5.7%
  Banco do Brasil - Debs. 144A (BR)  (a)
    9.00% due 8/05/98.................................       300          303
  Comtel Brasileira, Ltd. - Notes 144A (BR)  (a)
    10.75% due 9/26/04................................       100          107
  Indah Kiat International Finance - Bonds (NL)
    12.50% due 6/15/06................................       100          113
  Midland Bank plc - Sub. Notes (GB)
    7.625% due 6/15/06................................       500          516
                                                                       ------
                                                                        1,039
Foreign Governmental-30.8%
  Australian Government - Bonds (AU)
    6.75% due 11/15/06................................       200          149
  Finnish Government - Bonds (FI)
    7.25% due 4/18/06.................................     1,000          209
  Government of Australia - Bonds (AU)
    12.00% due 11/15/01...............................       450          414
  Government of Canada - Debs. (CA)
    9.00% due 6/01/25.................................       550          501
  Government of Japan - Bonds (JP)
    5.50% due 3/20/02.................................    60,000          612
  Government of Spain - Bonds (ES)
    8.80% due 4/30/06.................................    12,000           95
  Kingdom of Belgium - Debs. (BE)
    7.75% due 12/22/00................................     5,800          179
  Province of Quebec - Debs. (CA)
    6.50% due 1/17/06.................................       515          495
  Republic of Italy - Debs. (IT)
    10.50% due 4/01/00................................   885,000          575
  Republic of Poland - Bonds (PL)
    4.00% due 10/27/14................................       150          128
  Republic of Venezuela - Debs. (VE)
    6.50% due 12/18/07................................       250          232

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
STRATEGIC BOND PORTFOLIO

                                                           Par        Market
                    Name of Issuer                        Value        Value
                                                         (000's)      (000's)
PUBLICLY-TRADED BONDS-CONTINUED

Foreign Governmental-Continued
  Swedish Government - Debs. (SE)
    13.00% due 6/15/01................................   $   700      $   114
    6.50% due 10/25/06................................     1,100          141
  Treuhandanstalt - Bonds (DE)
    7.50% due 9/09/04.................................       550          357
  U.K. Treasury - Bonds (GB)
    8.00% due 6/10/03.................................        92          160
    6.75% due 11/26/04................................       270          443
    7.75% due 9/08/06.................................       225          390
    7.50% due 12/07/06................................       260          442
                                                                      -------
                                                                        5,636
Government Agencies-21.7%
  Federal Gold Loan Mortgage Corp.  (US)
    8.00% due 2/01/27.................................       291          298
  Federal National Mortgage Assoc.  (US)
    8.00% due 6/01/11-12/01/26........................       753          772
    7.50% due 7/01/26-1/01/99.........................       643          645
    7.00% due 2/01/27.................................       398          390
  Government National Mortgage Assoc.  (US)
    9.00% due 6/15/16-12/15/16........................       743          799
    7.50% due 6/15/26-7/20/26.........................     1,060        1,061
                                                                      -------
                                                                        3,965
Media-0.7%
  TCI Communications, Inc. - Debs. (US)
    7.875% due 2/15/26................................       140          133

Metals and Mining-0.9%
  Oregon Steel Mills, Inc. - 1st Mtge. Notes (US)
    11.00% due 6/15/03................................        50           54
  Ryderson Tull, Inc. - Notes (US)
    9.125% due 7/15/06................................       100          104
                                                                      -------
                                                                          158
Miscellaneous-0.6%
  Allied Waste NA - Sr. Sub. Notes 144A (US)  (a)
    10.25% due 12/01/06...............................       100          107
Telecommunications-0.5%
  Paging Network, Inc. - Sr. Sub. Notes (US)
    10.00% due 10/15/08...............................       100           96
U.S. Governmental-1.4%
  U.S. Treasury - Notes (US)
    5.875% due 2/15/00................................       250          248
Utilities - Electric-5.0%
  National Rural Utilities - Bonds (US)
    7.30% due 9/15/06.................................       500          509
  Niagara Mohawk Power Corp. - 1st Mtge. Bonds (US)
    7.375% due 8/01/03................................       100           98
  Southern California Edison Co. - 1st Ref. Mtge.
    Bonds (US) 7.125% due 7/15/25.....................       325          306
                                                                      -------
                                                                          913
Utilities - Telecommunications-0.6%
  Philippine Long Distance Telephone Co. - Debs. (US)
    10.625% due 6/02/04...............................       100          112
                                                                      -------
                          TOTAL PUBLICLY-TRADED BONDS-     91.3%       16,680

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997
--------------------------------------------------------------------------------
STRATEGIC BOND PORTFOLIO

                                                           Par        Market
                    Name of Issuer                        Value        Value
                                                         (000's)      (000's)
SHORT-TERM INVESTMENTS-6.5%
  Investment in joint trading account (Note B) (US)
    5.81% due 7/01/97.................................   $ 1,196      $ 1,196
                                                         -------      -------
                                    TOTAL INVESTMENTS-     97.8%       17,876
                  Cash and receivables, less payables-      2.2%          403
                                                         -------      -------
                                           NET ASSETS-    100.0%      $18,279
                                                         =======      =======


(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, these securities aggregated $517 or 2.8% of the net assets of the Portfolio.

See notes to financial statements.


SUMMARY OF LONG-TERM SECURITIES BY COUNTRY

                                                         Market    % of
               Industry                     Country      Value   Long-Term
                                          Abbreviation  (000's)  Investments

UNITED STATES.............................      US      $10,634   63.7%
UNITED KINGDOM............................      GB        1,435    8.6%
CANADA....................................      CA          996    6.0%
JAPAN.....................................      JP          612    3.7%
ITALY.....................................      IT          575    3.4%
AUSTRALIA.................................      AU          563    3.4%
BRAZIL....................................      BR          410    2.5%
GERMANY...................................      DE          357    2.1%
SWEDEN....................................      SE          255    1.5%
VENEZUELA.................................      VE          232    1.4%
FINLAND...................................      FI          209    1.2%
BELGIUM...................................      BE          179    1.1%
POLAND....................................      PL          128    0.8%
SPAIN.....................................      ES           95    0.6%
                                                        =======   =====
                                                        $16,680   100.%
                                                        =======   =====

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
(000's Omitted)
NOTE A--ORGANIZATION

  The John Hancock Variable Series Trust I (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is organized as a Massachusetts business trust. The Fund consists of eighteen portfolios: Large Cap Growth, Sovereign Bond, International Equity, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, and Strategic Bond. The Fund may add or delete portfolios in the future to accommodate various investment objectives. The Fund has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), and John Hancock Mutual Variable Life Insurance Account UV ("JHMVLAUV") to fund contracts and policies issued by John Hancock Mutual Life Insurance Company ("John Hancock").

NOTE B--ACCOUNTING POLICIES

  Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments: For the Large Cap Growth, Small Cap Growth, Mid Cap Growth, Large Cap Value, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Small Cap Value, and Equity Index
Portfolios: Common stocks traded on national securities exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

  For the Sovereign Bond, Managed, Short-Term U.S. Government, and Strategic Bond Portfolios: Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

  For the Money Market Portfolio: The Board of Trustees has determined that the appropriate method for valuing Portfolio securities is amortized cost, so long as the average weighted maturity of money market instruments comprising the Portfolio does not exceed 90 days. Accordingly, Portfolio securities are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Portfolio.

  For each of the Portfolios, short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost which approximates market value.

  For the International Portfolios: Investments in securities traded on national securities exchanges in the United States or on equivalent foreign exchanges are normally valued at the last quoted sales price on such exchanges as of the close of business on the date of which assets are valued. Securities traded in the

JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
(000's Omitted)
NOTE B--ACCOUNTING POLICIES--Continued

over-the-counter market and securities traded with no sales on the day of valuation are normally valued at their last available bid price. All Portfolio securities initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Currency Translation."

  Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Portfolios, are valued at fair value as determined in good faith by the Board of Trustees.

  Investment security transactions are recorded on the date of purchase or sale. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Large Cap Growth, International Equities, International Balanced, Mid Cap Growth, Large Cap Value, Mid Cap Value, Special Opportunities, Growth & Income, Managed, International Opportunities, Equity Index and Strategic Bond Portfolios are shown net of foreign taxes withheld of $15, $204, $33, $1, $5, $1, $10, $132, $57, $30, $2, and $7, respectively. Realized gains and losses from security transactions are determined on the basis of identified cost.

  Repurchase Agreements: The Portfolios of the Fund may enter into repurchase agreements which are contracts under which a Portfolio would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). A Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. A Portfolio will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

  Joint Repurchase Agreements: The Small Cap Growth, International Equities and Special Opportunities Portfolios of the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Sub-Adviser"), an indirect wholly-owned subsidiary of John Hancock, may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Sub-Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
(000's Omitted)
NOTE B--ACCOUNTING POLICIES--Continued

  Joint Trading Account: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the order permits the existing Portfolios of the Fund to pool daily uninvested cash balances, together with the balances of any future Portfolios of the Fund, into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of seven days. Joint Account holdings as of June 30, 1997:

                                                                Par     Market
   Name of Issuer                                              Value    Value
   --------------                                             -------- --------
Disney, Walt Company
 5.55% due 07/01/97.......................................... $ 25,000 $ 25,000
General Motors Acceptance Corp.
 5.53% due 07/01/97..........................................   12,397   12,397
Sears Roebuck Acceptance Corp.
 5.63% due 07/01/97..........................................   25,000   25,000
Goldman Sachs Group LP
 5.65% due 07/02/97..........................................   25,000   24,996
Sheffield Receivables Corp.
 5.62% due 07/02/97..........................................   14,593   14,591
Falcon Asset Securities
 5.65% due 07/03/97..........................................   15,975   15,970
McKenna Triangle National Corp.
 5.57% due 07/03/97..........................................   13,000   12,996
National Australia Funding
 5.62% due 07/03/97..........................................   29,389   29,380
Prudential Funding Corp.
 5.53% due 07/03/97..........................................   10,300   10,297
Sheffield Receivables Corp.
 5.62% due 07/03/97..........................................   11,068   11,065
Sheffield Receivables Corp.
 5.65% due 07/03/97..........................................    8,000    7,997
DuPont E.I. DeNemours and Co.
 5.65% due 07/07/97..........................................    3,022    3,019
General Electric Capital Corp.
 5.67% due 07/07/97..........................................   10,000    9,991
Unilever Corp.
 5.64% due 07/07/97..........................................   40,000   39,962
                                                              -------- --------
 Joint Account Totals........................................ $242,744 $242,661
                                                              ======== ========

  Financial Futures Contracts: The Sovereign Bond, Special Opportunities, Managed, Short-Term U.S. Government, Large Cap Growth, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, Strategic Bond, International Opportunities, International Balanced and Equity Index Portfolios may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time a Portfolio enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin." Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolios as unrealized gains or losses.

  When the contracts are closed, the Portfolio recognizes a gain or a loss. Risk of entering into futures contracts include the possibility that there may be an illiquid and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Portfolio

JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
(000's Omitted)
NOTE B--ACCOUNTING POLICIES--Continued

could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At June 30, 1997, open positions in financial futures contracts were as follows:

SOVEREIGN BOND PORTFOLIO

                                                              Face
                                                Expiration   Amount  Unrealized
Purchased                                          Date     at Value Gain/(Loss)
---------                                       ----------- -------- -----------
24 contracts
 10 Years U.S. Treasury Notes.................. Sept., 1997  $2,589     $  8
19 contracts
 10 Years U.S. Treasury Bonds.................. Sept., 1997   2,050        7
                                                             ------     ----
                                                             $4,639     $ 15
                                                             ======     ====

EQUITY INDEX PORTFOLIO

                                                              Face
                                                Expiration   Amount  Unrealized
Purchased                                          Date     at Value Gain/(Loss)
---------                                       ----------- -------- -----------
2 contracts
 S&P 500 Index Futures......................... Sept., 1997  $2,671     $(20)

  Forward Foreign Currency Contracts: The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Portfolio's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Portfolio's investments against currency fluctuations. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Portfolio's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts realized gain (loss) is recognized on settlement date.

  Currency Translation: For the International Portfolios: all assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

  Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received.

  Dividends: A dividend of its net investment income will be declared and distributed daily by the Money Market Portfolio. Dividends of net investment income will be declared and distributed monthly by other Portfolios. Each Portfolio will distribute all of its net realized capital gains annually, at the end of its fiscal year.

JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

  Federal Income Taxes: Each of the Portfolios of the Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

  As of December 31, 1996, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: the Small Cap Growth, Mid Cap Growth, and International Opportunities Portfolios had $923, $315 and $7 respectively, all of which expire in 2004.

  Expenses: Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributed to a Portfolio are allocated on the basis of relative net assets.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

  On February 18, 1997, the Fund renewed its Investment Advisory Agreement with John Hancock. On May 1, 1997 the Fund renewed its Investment Advisory Agreement for Equity Index and Short-Term U.S. Government Portfolios with John Hancock. For its services, John Hancock receives monthly compensation at the following rates:

    For the Growth & Income, Sovereign Bond and Money Market Portfolios, 0.25% on an annual basis of the net assets of each Portfolio;

    For the Large Cap Growth and Managed Portfolios, 0.40% on an annual basis of the first $500,000 of the net assets of each Portfolio; 0.35% for net assets between $500,000 and $1,000,000; and 0.30% for that portion in excess of $1,000,000.

    For the Real Estate Equity Portfolio, 0.60% on an annual basis of the first $300,000 of the Portfolio's net assets; 0.50% for the net assets between $300,000 and $800,000; and 0.40% for net assets in excess of $800,000.

    For the International Equities Portfolio, 0.60% on an annual basis of the first $250,000 of the Portfolio's net assets; 0.55% for net assets between $250,000 and $500,000; and 0.50% for net assets in excess of $500,000.

    For the Special Opportunities Portfolio, 0.75% on an annual basis of the first $250,000 of the Portfolio's net assets; 0.70% for net assets between $250,000 and $500,000; and 0.65% for net assets in excess of $500,000.

    For the Short-Term U.S. Government Portfolio, 0.30% on an annual basis of its net assets.

    For the Large Cap Value and Small Cap Growth Portfolios, 0.75% on an annual basis of the average daily net assets of each Portfolio;

    For the Mid Cap Growth Portfolio, 0.85% on an annual basis of the first $100,000 of the Portfolio's net assets; and 0.80% on an annual basis of the portion in excess of $100,000;

    For the Mid Cap Value Portfolio, 0.80% on an annual basis of the first $250,000 of the Portfolio's net assets; 0.775% for net assets between $250,000 and $500,000; and 0.75% for net assets between $500,000 and
  $750,000, and 0.725% for net assets in excess of $750,000;

    For the Equity Index Portfolio, 0.20% on an annual basis of the first $75,000 of the Portfolio's net assets; 0.19% for net assets between $75,000 and $125,000; and 0.18% for the net assets in excess of $125,000;

    For the Small Cap Value Portfolio, 0.80% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.75% for net assets between $100,000 and $200,000; and 0.65% for net assets in excess of $200,000;

JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
(000's Omitted)
NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES-- Continued


    For the Strategic Bond Portfolio, 0.75% on an annual basis of the first $25,000 of the Portfolio's net assets; 0.65% for net assets between $25,000 and $75,000; 0.55% for net assets between $75,000 and $150,000; and 0.50%
  for the net assets in excess of $150,000;

    For the International Opportunities Portfolio, 1.00% on an annual basis of the first $20,000 of the Portfolio's net assets; 0.85% for net assets between $20,000 and $50,000; and 0.75% for net assets in excess of $50,000; and

    For the International Balanced Portfolio, 0.85% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.70% for the net assets in excess of $100,000.

  John Hancock voluntarily reimbursed and/or waived all investment advisory and other fund expenses of the Equity Index Portfolio for the period ended June 30, 1997. The Investment Adviser expects to voluntary waive all investment advisory and other fund expenses during the Trust's fiscal 1997 year with respect to the Equity Index Portfolio. Such expense waiver is subject to termination at any time by the Investment Adviser without notice to shareholders. Upon termination of the voluntary expense waiver with respect to the Equity Index Portfolio, any future expense reimbursement by the Investment Adviser is subject to limitations as stated in the Investment Advisory agreement.

  During the period ended June 30, 1997, the Investment Adviser voluntarily contributed approximately $94 to the Equity Index Portfolio. John Hancock received no shares of capital stock or other consideration in exchange for the contribution which increased the Portfolio's net asset value.

  John Hancock has entered into Sub-Advisory Agreements with Independence Investment Associates with respect to the Large Cap Growth, Managed, Real Estate Equity, and Short-Term U.S. Government Portfolios, with John Hancock Advisers with respect to the Sovereign Bond, Small Cap Growth, International Equities, and Special Opportunities Portfolios, each of whom is an affiliate of John Hancock, and under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Portfolios. John Hancock maintains responsibility for the day-to-day management of the Money Market Portfolio.

  John Hancock has also entered into the Sub-Advisory Agreements with T. Rowe Price Associates, Inc., with respect to the Large Cap Value Portfolio; with Rowe Price-Fleming International, with respect to the International Opportunities Portfolio; with Janus Capital Corporation, with respect to the Mid Cap Growth Portfolio; with Neuberger & Berman Management, L.P., with respect to the Mid Cap Value Portfolio; with INVESCO Management Research, with respect to the Small Cap Value Portfolio; with J.P. Morgan Investment Management Inc., with respect to the Strategic Bond Portfolio; with Brinson Partners, Inc., with respect to the International Balanced Portfolio; and with State Street Bank and Trust with respect to the Equity Index Portfolio, each of whom under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Portfolios.

  John Hancock is the principal underwriter and transfer agent of the Fund. Certain officers and trustees of the Fund are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHMVLAUV, JHVAAV, AND JHVAAU, and some are also officers of John Hancock. Fees for independent trustees are paid by the Fund.

JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES-- Continued

  In the event that normal operating expenses of each Portfolio, exclusive of investment advisory fee, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.25% of each Portfolio's daily net asset value, John Hancock and JHVLICO will reimburse each Portfolio for such excess. Accordingly, for the period ended June 30, 1997, the reimbursement paid from John Hancock and JHVLICO were $18 to Small Cap Growth, $32 to International Balanced, $38 to Mid Cap Growth, $6 to Large Cap Value, $21 to Mid Cap Value, $25 to Small Cap Value, $19 to International Opportunities, $95 to Equity Index, and $19 to Strategic Bond Portfolios.

NOTE D--INVESTMENT TRANSACTIONS

  Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for each Portfolio for the period ended June 30, 1997 were as follows:

                                                                     Sales and
                                                          Purchases  Maturities
                                                          ---------- ----------
Large Cap Growth......................................... $  329,837 $  292,524
Sovereign Bond...........................................    447,663    451,406
International Equities...................................     62,955     51,769
Small Cap Growth.........................................     23,837     10,864
International Balanced...................................     10,702      9,399
Mid Cap Growth...........................................     17,295      9,199
Large Cap Value..........................................     19,340      3,022
Money Market.............................................       None       None
Mid Cap Value............................................     16,368      5,617
Special Opportunities....................................    385,514    349,663
Real Estate Equity.......................................     34,881     13,328
Growth & Income..........................................    830,400    784,961
Managed..................................................  2,767,906  2,694,622
Short-Term U.S. Government...............................     11,712      7,478
Small Cap Value..........................................     15,252      7,674
International Opportunities..............................      8,476      1,446
Equity Index.............................................     43,135     10,105
Strategic Bond...........................................     13,145      7,417

JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
(000's Omitted)
NOTE D--INVESTMENT TRANSACTIONS--Continued

  The identified cost of investments owned for each Portfolio (including earned discount on corporate Short-term notes, and commercial paper) and their respective gross unrealized appreciation/(depreciation) at June 30, 1997 are as follows:

                                                                       Net
                             Identified  Unrealized   Unrealized  Appreciation/
                                Cost    Appreciation Depreciation (Depreciation)
                             ---------- ------------ ------------ --------------
Large Cap Growth...........  $  535,014   $126,860     $ (5,994)     $120,866
Sovereign Bond.............     730,568     14,606       (4,969)        9,637
International Equities.....     137,591     39,593       (2,992)       36,601
Small Cap Growth...........      27,815      5,372         (433)        4,939
International Balanced.....      23,285      2,307         (826)        1,481
Mid Cap Growth.............      24,203      3,351         (241)        3,110
Large Cap Value............      38,848      4,607         (248)        4,359
Money Market...............     222,831       None         None          None
Mid Cap Value..............      22,914      2,605         (455)        2,150
Special Opportunities......     192,175     16,161       (2,414)       13,747
Real Estate Equity.........     140,579     34,899         (794)       34,105
Growth & Income............   1,866,168    605,891      (17,312)      588,579
Managed....................   2,331,112    295,285      (15,370)      279,915
Short-Term U.S. Government.      62,850        176         (552)         (376)
Small Cap Value............      18,702      2,576         (151)        2,425
International
 Opportunities.............      24,300      3,420         (607)        2,813
Equity Index...............      46,647      6,653         (259)        6,394
Strategic Bond.............      17,729        294         (147)          147

  The aggregate cost of each Portfolio's Investments was substantially the same for book and federal income tax purposes as of June 30, 1997.

NOTE E--FORWARD FOREIGN CURRENCY CONTRACTS

  As of June 30, 1997 the Mid Cap Growth, International Balanced and Strategic Bond Portfolios had open foreign currency contracts which contractually obligate the Portfolio to deliver or receive currencies at a specified date, as follows:

MID CAP GROWTH PORTFOLIO

                                                                  Net Unrealized
                                              Maturity            Appreciation/
                 Currency Sold                  Date   Cost Value (Depreciation)
   --------------------------------------------------- ---- ----- --------------
   Pound Sterling....................... $200 07/24/97 $327 $333       $ (6)
   Pound Sterling.......................  575 08/20/97  938  956        (18)
                                                                       ----
                                                                       $(24)
                                                                       ====

JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
(000's Omitted)
NOTE E--FORWARD FOREIGN CURRENCY CONTRACTS--Continued

INTERNATIONAL BALANCED PORTFOLIO

                                                                  Net Unrealized
                                           Maturity               Appreciation/
                Currency Sold                Date    Cost  Value  (Depreciation)
   ------------------------------------------------ ------ ------ --------------
   Australian Dollar............. $  1,750 10/31/97 $1,368 $1,325      $ 43
   Belgian Franc.................   14,900 10/31/97    423    418         5
   Canadian Dollar...............    1,260 10/31/97    911    919        (8)
   Deutsch Mark..................    2,140 10/31/97  1,253  1,238        15
   Danish Krone..................    6,000 10/31/97    920    910        10
   Spanish Peseta................   52,000 10/31/97    358    354         4
   Pound Sterling................      660 10/31/97  1,069  1,095       (26)
   Hong Kong Dollar..............    1,150 10/31/97    148    148         0
   Italian Lira..................  290,000 10/31/97    172    170         2
   Japanese Yen..................   55,000 10/31/97    483    488        (5)
   Netherlands Guilder...........      460 10/31/97    239    236         3
             Currency Purchased
   ----------------------------------------
   Swiss Franc...................    1,000 10/31/97    693    695         2
   Spanish Peseta................   52,000 10/31/97    357    353        (4)
   French Franc..................    3,200 10/31/97    555    549        (6)
   Japanese Yen..................  483,000 10/31/97  3,916  4,289       373
   Swedish Krona.................    2,300 10/31/97    297    299         2
                                                                       ----
                                                                       $410
                                                                       ====

STRATEGIC BOND PORTFOLIO

                                                                  Net Unrealized
                                              Maturity            Appreciation/
                 Currency Sold                  Date   Cost Value (Depreciation)
   --------------------------------------------------- ---- ----- --------------
   Australian Dollar................ $    195 08/22/97 $153 $147       $  6
   Australian Dollar................      560 08/22/97  421  423         (2)
   Belgian Franc....................    6,700 09/05/97  188  187          1
   Canadian Dollar..................      217 07/11/97  157  157          0
   Canadian Dollar..................      500 09/09/97  366  364          2
   Deutsch Mark.....................      362 07/11/97  212  208          4
   Deutsch Mark.....................      943 09/23/97  550  544          6
   Deutsch Mark.....................      625 09/25/97  365  361          4
   Spanish Peseta...................   13,800 07/11/97   95   94          1
   Finnish Markka...................    1,100 07/17/97  214  213          1
   Pound Sterling...................      235 09/05/97  382  390         (8)
   Pound Sterling...................      455 09/05/97  737  756        (19)
   Pound Sterling...................      185 09/05/97  304  307         (3)
   Italian Lira.....................  992,000 07/11/97  585  583          2
   Japanese Yen.....................   71,300 09/22/97  639  630          9
   Swedish Krone....................    2,000 09/05/97  257  259         (2)
               Currency Purchased
   -------------------------------------------
   Deutsch Mark.....................      362 07/11/97  212  208         (4)
                                                                       ----
                                                                       $ (2)
                                                                       ====

JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
NOTE F--OTHER MATTERS

  The amendment of (S)270.30d-1 under the Securities and Exchange Act of 1940, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matters put to a vote of the shareholders and provide final results. In adherence to this amendment, John Hancock Variable Series Trust I, solicited a vote at a special Contractowner/Policyholders meeting on April 14, 1997 on the following matters:

                                                           For  Against Abstain
                                                           ---  ------- -------
FOR THE SMALL CAP GROWTH, INTERNATIONAL BALANCED, MID CAP
GROWTH, LARGE CAP VALUE, MID CAP VALUE, SMALL CAP VALUE,
INTERNATIONAL OPPORTUNITIES, EQUITY INDEX AND STRATEGIC
BOND PORTFOLIOS OF THE TRUST:
1. To approve the currently effective Management
   Agreement between the Fund and John Hancock Mutual
   Life Insurance Co. The resolution was adopted by,        89%     3%      8%
FOR ALL PORTFOLIOS OF THE TRUST:
2. To approve the amended Management Agreements that will
   reallocate to the Fund certain expenses relating to
   the operations and administration of the Fund. The
   resolution was adopted by,                               83%     6%     11%
FOR THE EQUITY INDEX PORTFOLIO OF THE TRUST:
3. To approve an amended Management Agreement that will
   reduce the investment advisory fee, including approval
   of a new Sub-Investment Management Agreement among the
   Fund, John Hancock, and State Street Bank & Trust
   Company, N.A. The resolution was adopted by,             83%            17%
FOR THE SHORT-TERM U.S. GOVERNMENT PORTFOLIO OF THE
 TRUST:
4. To approve an amended Management Agreement that will
   reduce the investment advisory fee. The resolution was
   adopted by,                                              92%     1%      7%
FOR THE SOVEREIGN BOND PORTFOLIO OF THE TRUST:
5. To modify the investment restrictions to allow it to
   purchase "when issued" securities and to enter into
   forward commitments. The resolution was adopted by,      85%     3%     12%
FOR THE MONEY MARKET PORTFOLIO OF THE TRUST:
6. To change the status of the investment objective and
   policies to make them generally non-fundamental. The
   resolution was adopted by,                               81%     7%     12%
FOR THE MANAGED PORTFOLIO OF THE TRUST:
7. To modify the investment restrictions to allow the
   Portfolio to purchase securities issued under Rule
   144A of the Securities Act of 1933. The resolution was
   adopted by,                                              86%     3%     11%

                             OFFICERS AND TRUSTEES

                            Henry D. Shaw, Chairman
                   Thomas J. Lee, Vice Chairman and President
                           Laura L. Mangan, Secretary
                          Raymond F. Skiba, Treasurer
                     Sandra M. DaDalt, Assistant Secretary
                          Patrick F. Smith, Controller
                                 Elizabeth Cook
                               William H. Dykstra
                              Joseph Kiebala, Jr.
                                  Frank J. Zeo


                               INVESTMENT ADVISER

                   John Hancock Mutual Life Insurance Company
                               John Hancock Place
                                  P.O. Box 111
                          Boston, Massachusetts 02117


                            SUB-INVESTMENT ADVISERS

                   Independence Investment Associates, Inc.
                              One Liberty Square
                          Boston, Massachusetts 02109

                        T. Rowe Price Associates, Inc.
                             100 East Pratt Street
                              Baltimore, MD 21202

                    Rowe Price-Fleming International, Inc.
                             100 East Pratt Street
                              Baltimore, MD 21202

                           Neuberger & Berman, LLC.
                               605 Third Avenue
                            New York, NY 10158-3698

                      INVESCO Management & Research, Inc.
                              101 Federal Street
                               Boston, MA 02110


                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                          Boston, Massachusetts 02199

                       J.P. Morgan Investment Management
                               522 Fifth Avenue
                              New York, NY 10036

                            Brinson Partners, Inc.
                           209 South La Salle Street
                            Chicago, IL 60604-1295

                           Janus Capital Corporation
                              100 Fillmore Street
                             Denver, CO 80206-4923

                         State Street Global Advisors
                            Two International Place
                               Boston, MA 02110


                             INDEPENDENT AUDITORS

                               Ernst & Young LLP
                             200 Clarendon Street
                               Boston, MA 02116

--------------------------------------------------------------------------------





                      [LOGO OF JOHN HANCOCK APPEARS HERE]







The Variable Series Trust consists of 18 portfolios used to fund various John Hancock variable life and variable annuity contracts. When used as sales literature for these products, this report must be accompanied by the required prospectus and the most current quarterly performance report for the contract offered. Investors are not able to invest directly into the Variable Series Trust.

Not all of the portfolios described in this report are available on every product. Please refer to the prospectus for additional information about the investment options on your variable product.



                   John Hancock Mutual Life Insurance Company
                  John Hancock Distributors, Inc., Member NASD
     John Hancock Variable Life Insurance Company (not licensed in New York)
                                 www.jhancock.com

--------------------------------------------------------------------------------